                                   IVY FUNDS

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


                                    [PHOTO]

                        ANNUAL REPORT DECEMBER 31, 2001


IVY CUNDILL GLOBAL VALUE FUND

IVY DEVELOPING MARKETS FUND

IVY EUROPEAN OPPORTUNITIES FUND

IVY GLOBAL FUND

IVY GLOBAL NATURAL RESOURCES FUND

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

IVY INTERNATIONAL FUND

IVY INTERNATIONAL SMALL COMPANIES FUND

IVY INTERNATIONAL VALUE FUND

IVY PACIFIC OPPORTUNITIES FUND

IVY GROWTH FUND

IVY US BLUE CHIP FUND

IVY US EMERGING GROWTH FUND

IVY BOND FUND

IVY MONEY MARKET FUND


                       [PHOTO]     IVY FUNDS((R))
                                   Embracing the world

                                   TABLE OF
                                   CONTENTS


Letter from the Chairman .........................             1
Worldwide Market Outlook & Review ................             2
Focus On: Europe & The Euro ......................             4
Corporate Profile ................................             5
Management's Discussion and Analysis

        WORLDWIDE FUNDS

        Ivy Cundill Global Value Fund ............             6
        Ivy Developing Markets Fund ..............             8
        Ivy European Opportunities Fund ..........            10
        Ivy Global Fund ..........................            12
        Ivy Global Natural Resources Fund ........            14
        Ivy Global Science & Technology Fund .....            16
        Ivy International Fund ...................            18
        Ivy International Small Companies Fund ...            20
        Ivy International Value Fund .............            22
        Ivy Pacific Opportunities Fund ...........            24

        DOMESTIC FUNDS

        Ivy Growth Fund ..........................            26
        Ivy US Blue Chip Fund ....................            28
        Ivy US Emerging Growth Fund ..............            30

        FIXED INCOME FUNDS

        Ivy Bond Fund ............................            32
        Ivy Money Market Fund ....................            34
Schedules of Investments .........................            36
Statements of Assets and Liabilities .............            58
Statements of Operations .........................            62
Statements of Changes in Net Assets ..............            66
Financial Highlights .............................            72
Notes to Financial Statements ....................            84

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

[PHOTO OF KEITH J. CARLSON]


"Looking forward to the year ahead, we expect a gradual economic recovery and improved, but muted, market returns."


LETTER FROM THE CHAIRMAN

December 31,2001

Dear Fellow Shareholders:

The horrific events of September 11th have forever changed our perception of the world and our place in it. In the week following the attacks, we reviewed our portfolios name by name to ascertain which investments would be affected, both by the immediate impact of the terrorism as well as the likelihood of a recession. Portfolio managers adjusted their portfolios accordingly. However, at Ivy Funds our fundamental investment approach remained unchanged. In an unpredictable world, we believe that it is more important than ever to adhere to a consistent, disciplined investment policy.

As 2001 came to a close, uncertainty prevailed in the minds of investors. The year was marked by terrorism, military action and the onset of global recession. Stock markets around the world dropped to their lowest levels in more than three years. Decisive military action in Afghanistan and signs that the US economy was nearing a bottom did help many foreign and US stocks rise sharply during the fourth quarter. Yet many investors remain cautious about prospects for world markets in 2002.

Looking forward to the year ahead, we expect a gradual economic recovery and improved, but muted, market returns. We believe that the combination of monetary stimulus and a robust consumer sector should bring the economy out of recession by the second half of the year. Stocks, in our view, will benefit when this happens, and, indeed, they have already shown signs of anticipating a recovery. The fourth quarter of 2001 was the strongest in some time, and while not all of the gains were sustainable, we think the rally showed the fundamental resilience of the market.

Inside this year's annual report, you'll find commentaries from our portfolio managers, a worldwide market review and outlook, and a discussion of the euro. We hope you find the report helpful and enlightening.

Thank you for your ongoing support of Ivy Funds. We are committed to continuing to earn that support in the months and years ahead.


Sincerely,

/s/ Keith J. Carlson
--------------------------------

Keith J. Carlson
Chairman, Ivy Funds

"As this volatile year came to a close, reasons for optimism came to the fore: interest rates were at historic lows, the markets staged a fourth-quarter rebound and many investors positioned themselves for an economic recovery in 2002."


"Looking ahead, we are bullish on Europe and believe that gradually improving corporate news, increased liquidity and reasonable valuations make it an attractive market for investors."


WORLDWIDE MARKET OUTLOOK & REVIEW

2001 was certainly a difficult year. Terrorist attacks, a recession, war in Afghanistan and the Enron debacle challenged even the most optimistic of investors. The US stock market declined for the second consecutive year, weighed down by economic uncertainty and disappointing corporate earnings, and worldwide market performance was also lackluster. Although a few countries showed positive returns, the MSCI World Index, a common indicator of global stock market performance, was down 17%. However,as this most volatile of years came to a close, reasons for optimism came to the fore: interest rates were at historic lows, the markets staged a fourth-quarter rebound and many investors positioned themselves for an economic recovery in 2002.

Here's a closer look at the year that passed and our expectations for the year ahead.

THE UNITED STATES

In the US, continued economic weakness impacted corporate earnings and undermined investor confidence. The tragic events of September 11th caused an additional - and Dramatic - shock to the economy. Unemployment rose, airlines and other travel-related businesses realized significant losses, and a number of high-profile names declared bankruptcy. Then, on November 26th, the National Bureau of Economic Research declared that the US had officially entered a recession. However, a record eleven cuts by the Federal Reserve Board, which reduced interest rates from 6.50% in January to 1.75% in December, helped to keep consumer spending high as many took advantage of zero-rate financing on automobiles and lower credit card rates. Housing starts also remained strong, as did new mortgages.

In the stock market, the year was clearly divided into two periods: before and after September 11th. Traditionally defensive sectors such as consumer non-durables held up best prior to the attacks, but after an initial sell-off following a suspension of trading for four business days, growth stocks took the lead. A rally in the fourth quarter, in which technology stocks outperformed, failed to bring the markets into positive territory for the year. The S&P 500, a common indicator of large-cap US stock performance, ended the year down nearly 12%. The technology-heavy Nasdaq, weighed down by losses in telecom and fiber-optic companies, was down 21% for the year ended December 31,2001.

Going forward, we believe the stage is set for both an economic and stock market recovery by the second half of 2002. Inflation is under control, and unemployment is likely to stabilize. Interest rates are at 40-year lows, and look likely to stay low until signs of a recovery are more apparent. A decline in energy prices should boost purchasing power. Opposing these positive forces are high consumer debt levels, a low savings rate and high valuations in the stock market. For these reasons, we expect a gradual, muted economic recovery.

In the stock market, we believe that real gains are dependent on a significant improvement in corporate profits, which may not occur until the second half of 2002. In addition, we feel that many stocks are still overvalued, having gotten ahead of themselves in recent years. Therefore, we expect modest gains in the US markets in 2002. These returns, in our view, will be more in line with historical averages than with the outsized returns of the late 90s.

EUROPE

Expectations were high for Europe as 2001 began. With its huge consumer market and increasingly integrated economies, it seemed as if the region would be immune to economic conditions in the US. However, as the year progressed, economic conditions began to deteriorate and European profits suffered. In response, the European Central Bank (ECB) and the Bank of England cut interest rates, and employers cut jobs. But as 2001 came to a close, we believe evidence of a recovery became apparent: German orders, an important indicator of European economic health, rose 0.9% in November, the strongest rise since May. Industrial confidence was also up, and UK data showed that while manufacturing was still in recession, retail sales jumped 1.3% in November. Low interest rates and resilient UK housing prices were other positive signs.

Economic uncertainty, however, had a predictable result on Europe's stock markets. Technology and telecommunication stocks fared the worst, but all major European indexes showed negative returns for the year. In the UK, the FTSE 100 was down 16% for the year ended December 31, 2001. France's CAC 40 index fell 20% for the 12 months ended December 31, 2001, and Germany's DAX index also fell nearly 20% for the same period. Spain's Ibex 35 was the best-performing index in Europe, but was still down 8% for the year ended December 31, 2001.
In the
currency markets, the euro, while remaining weak against the dollar, stabilized in advance of the introduction of euro notes and coins on January 1,2002.

Looking ahead, we are bullish on Europe and believe that gradually improving corporate news, increased liquidity and reasonable valuations make it attractive for investors. Continued low inflation gives the ECB the freedom to cut interest rates, if required, and deregulation and privatization are proceeding at a brisk pace. In Germany, recent tax cuts provide an incentive for corporations to restructure and maximize efficiency. And the official implementation of euro currency in January of 2002 should increase competition and price transparency across the region, creating new investment opportunities.

JAPAN AND THE PACIFIC

The Japanese economy is still stagnant, despite the election of a promising new prime minister, Junichiro Koizumi, and a program of ambitious reforms. Investors had high hopes for Japan in the spring, but as the year progressed it became clear that Koizumi's reforms were meeting with stiff opposition. Continued political instability culminated with the dismissal of controversial foreign minister Makiko Tanaka. Not surprisingly, the Nikkei 225 index, a commonly used measure of Japanese stock performance, fell 24% for the year ended December 31,2001. As we enter 2002,unemployment is high, businesses are saddled with excess manufacturing capacity, and banks face long-standing problems with bad loans. Going forward, a weaker yen should help the economy by boosting exports, but we believe that significant structural reforms are needed to get the economy back on track.

The rest of Asia had a mixed year. South Korea was the star performer, due primarily to the successful restructuring of many corporations. The Korea Stock Price Index ended the year up 38%. Hong Kong, once a favorite of US investors, turned in disappointing performance: its Hang Seng Index was down 25% for the year ended December 31,2001,mostly as a result of the falling property, banking and telecom sectors. These interest rate-sensitive areas were hurt by recession and continued local deflation. Taiwan, another strong performer in recent years, also turned in disappointing results, but looks likely to benefit in 2002 from increasing economic integration with mainland China, domestic reforms and an expected upturn in export demand. This last factor affects all of Asia, since the region depends heavily on exports to the US and Europe. If, as we expect, the US economy recovers by the second half of 2002, then the economies of Asia should also benefit.

LATIN AMERICA

The financial collapse of Argentina was the big story in Latin America last year. President Fernando de la Rua resigned, and his successor, Adolfo Rodriguez Saa, announced an immediate default on the country's $155 billion debt before he, too, resigned. The presidential seat was then filled by a string of temporary successors as street violence and political instability ensued.

Fortunately, the Argentine crisis did not have a large spillover effect into other developing countries. However, Brazil, as Argentina's neighbor, did experience some initial fallout. Both Brazilian stocks and its currency, the real, declined in the early stages of Argentina's fall. This was compounded by a severe energy shortage, which led to emergency electricity rationing and a 20% cut in consumption. But as the fourth quarter arrived and investors saw that Argentina's crisis would not have a severe effect on Brazil, the Brazilian stock market rallied and its currency rebounded. In 2002, a presidential election could cause volatility, but we believe Brazil still offers valuable opportunities.

Mexico was the Latin American market least affected by the Argentine crisis. The US economic slowdown and eventual recession took its toll on export demand, but investors remained confident, and the country's Bolsa index rose 19% for the year ended December 31, 2001.The peso also remained strong despite weakening economic conditions. Going forward, we believe Mexico will continue to be one of the strongest countries in Latin America, bolstered by low interest rates, effective leadership and increasing economic integration with the US.


The opinions expressed are those of the portfolio managers and Ivy Management, Inc. and are current only through the end of the period of the report as stated on the cover. The views stated herein are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.


"If, as we expect, the US economy recovers by the second half of 2002,then the economies of Asia should also benefit."


"We believe Mexico will continue to be one of the strongest countries in Latin America, bolstered by low interest rates, effective leadership and increasing economic integration with the US."

Fast Fact:

With a population of 300 million, the Eurozone boasts the second largest economy in the world.


FOCUS ON: EUROPE & THE EURO

On January 1, 2002, euro notes and coins - the official currency of 12 of the 15 members of the European Union(*) - officially entered circulation. This was a major historical event and quite a logistical challenge. However, it's important to keep in mind that the euro was already the official currency of Europe's financial markets, banks and governments (and had been since January of 1999). The introduction of the physical currency, then, was simply the last step in a long process that established the European Central Bank, provided for a period in which existing currencies remained in distribution while the euro acted as the "book unit of account," and, finally, phased out the notes and coins of individual member nations.

Although speculation was rife that the introduction of notes and coins would bring about problems such as price increases and consumer confusion, as of late January 2002 the changeover appears to have gone surprisingly well. At Ivy Funds, we believe that this final step in the region's conversion to the euro should ultimately lead to a stronger and more stable European economy.

LOOKING BACK, LOOKING AHEAD

Indeed, economic stability and growth were the primary arguments put forth back in the 1950s for the advent of a single currency. After the strife of two world wars, Europe's leaders felt that binding Europe together politically and economically could prevent such tragedies from reoccurring. A single currency, it was suggested, would:

         -        lower interest rates and stabilize inflation;

         -        create one large liquid capital market;

         - enhance competition and reduce consumer costs by simplifying price comparisons across Europe;

         - eliminate exchange rate risk and transaction costs, which should stimulate outside investment; and

         - boost the economies of member countries through budget reforms and structural changes.

Many of these goals have been accomplished in the last few years. Transaction costs have diminished, production costs have been reduced and economic efficiency has improved. For the first time, Europeans are taking advantage of the ability to build large-scale enterprises across an enormous single currency zone. The European bond market now rivals that of the US, and European companies can now raise more money at a lower cost. Mergers, acquisitions and other corporate restructuring activity have increased. And for consumers, the euro means easier comparison shopping, as pricing differences are now obvious.

CHALLENGES, CREDIBILITY AND CHANGE

Of course, realizing the longer-term benefits of the euro will take time, and that may be part of the reason for its much-publicized weakness against the US dollar. What has caused the difficulties? We believe that investment capital flowing out of Europe to the US was one reason, while a particularly strong dollar was another. Finally, this new currency simply didn't have the same credibility as other, more established currencies. But going forward, psychological factors may play a role in boosting the value of the currency. The euro may realize greater acceptance - and a subsequent rise in credibility and worldwide confidence - now that Europeans actually have notes and coins in their pockets.

IMPLICATIONS FOR INVESTORS

For US investors, we believe the ongoing economic integration of Europe presents a wealth of opportunities. Taxes and trade barriers are falling, governments are taking a "hands off" approach and corporate managers are thinking globally instead of locally. And now that the euro has made its "official" arrival, companies should be more focused than ever on remaining competitive, maximizing efficiency and realizing good returns for their shareholders. In our view, the time may be right to look across the Atlantic once again.

* Great Britain, Denmark and Sweden opted not to participate.

The opinions expressed are those of Ivy Management, Inc., are subject to change without notice and may not come to pass. Investors should recognize that investing in Europe involves special circumstances that are not associated with investing in the US that could unfavorably affect the performance of your Fund. Special risks associated with international investing include economic and political developments and currency fluctuations, which may affect the value of an investment. International investing should be considered only as part of an overall investment plan.

CORPORATE PROFILE

WHO WE ARE

The world is changing. A boom in international trade, new developments in technology and a global economic expansion are creating new investment opportunities every day.

As investment specialists offering a worldwide perspective, Ivy Funds offers a full range of international and domestic mutual funds that seek to capture opportunity in this new global marketplace. Whether those opportunities are located in Europe, the Far East, Latin America or right here at home, our analysts and portfolio managers use a detailed research and analysis process to pinpoint those that we believe offer the greatest potential for long-term growth.

OUR HISTORY

Ivy Management, Inc. was founded in 1960 and offered its first fund to the public in 1961. In late 1991, Ivy was acquired by Mackenzie Investment Management Inc., an organization that shared our fundamental values and investment philosophy. Our combined firm is a majority-owned subsidiary of Mackenzie Financial Corporation, which has provided investment services to Canadian investors since 1968.

Ivy Funds is located in Boca Raton, Florida and offers both domestic and international mutual funds to US investors. Our 41-year tradition of employing a sound and disciplined investment approach has been the foundation upon which our business has been built. We believe that the Firm's rich heritage and international roots, along with its unique perspective on trends affecting securities markets around the world, can provide investors with the tools they need to build progressive worldwide investment strategies.

Recent developments have made Ivy Funds part of an organization that reaches all corners of the globe. In April of 2001, Mackenzie Financial Corporation was acquired by Investors Group, Inc., making the combined company the largest mutual fund group in Canada with more than $85 billion in assets under management. Investors Group, Inc. is in turn a majority-owned subsidiary of Power Financial Corporation, the core holding of Power Corporation of Canada. Power Corporation has substantial holdings across North America, Europe and the Far East.

With this wealth of resources behind us, Ivy Funds is a true international partner for our clients and shareholders -- one that offers strategic alliances with a diverse array of firms across the globe.

IVY SHAREHOLDER BENEFITS

Ease and Affordability

Minimum opening investment for all Ivy Funds accounts: $1,000; additional investments: $100.

Minimum opening and additional investments for Automatic Investment Method
(AIM): $50.

Minimum IRA opening and additional investments (with or without AIM): $25.

Liquidity

Shareholders may redeem any or all of their shares on any business day at the current net asset value, which may be more or less than the original cost.

Free Checkwriting

Checks may be written for a minimum of $100 from Ivy Money Market Fund.

Exchange Convenience

For no additional transaction charge, shareholders may exchange all or part of their shares for other Ivy funds by telephone or mail. Please consult a prospectus for further information.


                                    [PHOTO]

                           [PHOTO OF PETER CUNDILL]

Ivy Cundill Global Value Fund is subadvised by Peter Cundill & Associates, Inc. The following is an interview with Peter Cundill, lead manager of the Fund.

                                LIPPER CATEGORY

                                     Global


"Looking forward, our goal, as always, is to discover solid, undervalued companies that offer strong growth potential. In 2002, we will continue to search for value ideas around the world."


IVY CUNDILL GLOBAL VALUE FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING AT LEAST 65% OF ITS ASSETS IN EQUITY SECURITIES THROUGHOUT THE WORLD.

Q:       PETER, HOW DID IVY CUNDILL GLOBAL VALUE FUND DO IN 2001?

A:       The Fund performed well on a relative basis, outperforming both its benchmark and peer group. For 2001, Ivy Cundill Global Value Fund (Advisor Class shares) returned -2.13%. For this same period, the MSCI World Index, the Fund's benchmark, returned -16.82%, while its peer group (as measured by the Lipper Global Funds average) returned -17.37%.

Q:       WHAT FACTORS AFFECTED PERFORMANCE?

A:       The primary factor affecting performance was stock selection. That's because our "deep value" investment approach, which is based on the principles of Benjamin Graham and David Dodd, is entirely bottom-up and focused on selecting individual stocks - we don't structure the portfolio to achieve predetermined country or sector allocations. Rather than relying on economic forecasts or market timing, we use all of our resources to identify good companies that we believe are trading below their intrinsic value. But while we outperformed the benchmark in 2001, sluggish economic conditions negatively impacted corporate earnings and drove stock prices lower in most every major market. This contributed to the Fund's -2.13% return.

Our top performing stock for the year was IDT, a US-based telecommunications company. IDT uses callback technology to reroute long-distance calls through US exchanges, which allows the caller to avoid the higher rates of international carriers. The stock's appreciation in 2001 was largely due to a return to profitability from restructuring efforts as well as the acquisition at fire-sale prices of Winstar, a competitor that went bankrupt.

Brascan, a Canada-based conglomerate with holdings in commercial properties, mines, and electric power plants, was another top performer. The company was affected by the events of September 11th through its ownership of Brookfield Properties, which owns buildings near Ground Zero. However, Brascan has performed admirably since the attacks, and Brookfield has experienced resumed occupancy in several of the New York buildings.

Other top performing stocks were De Beers, a leading diamond mining and marketing company that appreciated significantly as the result of a takeover offer by fellow mining giant Anglo American; Derlan Industries, a North American manufacturer specializing in aerospace and fluid handling products that benefited from efforts to increase shareholder value; and Torstar, a Canadian-based newspaper publisher and the world's top publisher of romance novels.

Two of the Fund's worst performers were Asahi Broadcasting and Nippon Broadcasting, both Japanese media companies affected by poor economic conditions in that country. We sold Asahi in the second half of the year. Fairfax, an insurance provider, also turned in poor performance, largely as a result of post-September 11th losses.

Q:       WHAT SHIFTS DID YOU MAKE OVER THE YEAR?

A:       The predominant change during the year was an increased weighting in the technology, media and telecom (TMT) sector. Due to the global TMT decline, we managed to find several value ideas for the portfolio. Regionally, many of the companies in which we invested were located in Asia, especially Japan, as valuations are more compelling than they are in North America. In our Japanese exposure, we focus on companies with low valuations, strong balance sheets and the potential to withstand challenging economic conditions. Outside of Asia, the recent correction in North American equity markets allowed us to initiate positions in a specialty retailer and an integrated natural resource group.

Q:       WHAT ARE YOUR EXPECTATIONS FOR 2002?

A:       We believe the outlook for global value investing remains promising, especially in Asia. Despite the negative sentiment and poor macroeconomic conditions in Japan, we are very optimistic about our investments in that country and believe they will benefit in the long run when deregulation and restructuring is complete. Looking forward, our goal, as always, is to discover solid, undervalued companies that offer strong growth potential. In 2002, we will continue to search for value ideas around the world.

Performance cited is for Advisor Class shares at net asset value. (Class A, B and C shares did not become outstanding until 9/01 and thus have no annual returns.) The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2001

SHARE CLASS/                                                                                             SINCE
NASDAQ CUSIP NUMBER                                             1 YEAR          5 YEARS    10 YEARS    INCEPTION

A SHARES                   w/Reimb. & 5.75% sales charge          N/A             N/A        N/A        (7.70)
465898880                  w/o Reimb. & 5.75% sales charge        N/A             N/A        N/A       (16.27)

B SHARES                   w/Reimb.& w/CDSC                       N/A             N/A        N/A         1.91
465898799                  w/Reimb.& w/o CDSC                     N/A             N/A        N/A         6.91
                           w/o Reimb.& w/CDSC                     N/A             N/A        N/A        (7.41)
                           w/o Reimb.& w/o CDSC                   N/A             N/A        N/A        (2.72)

C SHARES                   w/Reimb.& w/CDSC                       N/A             N/A        N/A         3.44
465898781                  w/Reimb.& w/o CDSC                     N/A             N/A        N/A         4.44
                           w/o Reimb.& w/CDSC                     N/A             N/A        N/A        (5.50)
                           w/o Reimb.& w/o CDSC                   N/A             N/A        N/A        (4.55)

ADVISOR SHARES             w/Reimb.                             (2.13)%           N/A        N/A         1.42%
465898765                  w/o Reimb.                          (10.53)%           N/A        N/A       (11.45)%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Advisor Class commenced operations April 19, 2000. Class A, B and C shares did not become outstanding until 9/01 and thus have no annual returns.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Cundill Global Value Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

           Performance Comparison of the Fund Since Inception (4/00)
                            of a $10,000 Investment
                             (Advisor Class Shares)


                                    [GRAPH]

                  NO SALES CHARGES FOR ADVISOR CLASS

                  IVY CUNDILL VALUE ADVISOR CLASS     MSCI WORLD
                  -------------------------------     ----------
                                                                      CLASS A                             MSCI WORLD FOR CLASS A
                                                                      -------                             -----------------------
19-Apr-00.....................  10000                   10000
30-Apr-00.....................  10120                    9576
31-May-00.....................   9730                    9332
30-Jun-00.....................  10260                    9646
31-Jul-00.....................   9840                    9373
31-Aug-00.....................  10410                    9677
30-Sep-00.....................  10240                    9161
31-Oct-00.....................  10090                    9006
30-Nov-00.....................  10000                    8458
31-Dec-00.....................  10466                    8594
31-Jan-01.....................  10362                    8763
28-Feb-01.....................  10705                    8022
31-Mar-01.....................  10404                    7490
30-Apr-01.....................  10788                    8039
31-May-01.....................  11027                    7927
30-Jun-01.....................  10944                    7678
31-Jul-01.....................  10684                    7585
                                                                      -----------------------------------
31-Aug-01.....................  10549                    7220              9425 INCEPTION DATE 9-4-01            10000
                                                                      -----------------------------------
30-Sep-01.....................   9791                    6583              8901                                   9118
31-Oct-01.....................   9759                    6708              8863                                   9292
30-Nov-01.....................   9905                    7104              8994                                   9840
31-Dec-01.....................  10243                    7148              9304                                   9901




The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

                           COUNTRY BREAKDOWN 12/31/01


                          % of Total Investments

1. Japan                            47%
2. Canada                           15%
3. US                               15%
4. Hong Kong                         9%
5. India                             6%
6. Switzerland                       4%
7. Other                             4%


                           SECTOR BREAKDOWN 12/31/01


                                    % of Total Net Assets

1. Consumer Discretionary                    23%
2. Financials                                16%
3. Telecommunication Services                13%
4. Industrials                               11%
5. Consumer Staples                           8%
6. Healthcare                                 8%
7. Materials                                  3%


                            TOP 10 HOLDINGS 12/31/01


Security                                  % of Total Net Assets

1.  IDT Corporation                               7.1%
2.  The Limited Inc.                              5.2%
3.  Torstar Corporation                           5.1%
4.  Nipponkoa Insurance                           5.1%
5.  Videsh Sanchar Nigam Ltd.                     4.5%
6.  Tokyo Broadcasting System                     4.3%
7.  Sankyo Company, Limited                       4.1%
8.  Mitsui Marine and Fire Insurance              4.0%
9.  Jardine Strategic Holdings Ltd.               4.0%
10. Lion Corporation                              4.0%

The top 10 holdings and the country and sector breakdowns are as of 12/31/01 and may not be representative of the Fund's current or future investments.

                          [PHOTO OF MOIRA MCLACHLAN]

The following is an interview with Moira McLachlan, vice president and head of international equities at Ivy Management, Inc. She is the lead manager of Ivy Developing Markets Fund.

                                LIPPER CATEGORY

                                Emerging Markets


"While previous crises rippled quickly throughout the third world, the Argentine situation has not caused a domino effect. We believe that this is a reflection of the improved fundamentals in these markets."


IVY DEVELOPING MARKETS FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTMENT IN EQUITY SECURITIES OF COMPANIES THAT SHOULD BENEFIT FROM THE DEVELOPMENT AND GROWTH OF EMERGING MARKETS.

Q:       MOIRA, HOW DID IVY DEVELOPING MARKETS FUND PERFORM IN 2001?

A:       For 2001,Ivy Developing Markets Fund returned -4.50%. The Fund underperformed its benchmark, the MSCI Emerging Markets Free Index, which returned -2.37%, and its peer group (as measured by the Lipper Emerging Markets Funds average), which returned -2.94%.

Q:       WHAT FACTORS AFFECTED PERFORMANCE?

A:       Fortunately, the Fund had no exposure to Argentina, which is in a serious financial crisis that could last years. However, it did have a substantial overweight in neighboring Brazil, and this negatively affected performance. As fears built up throughout the year about the Argentine crisis spilling over into other developing countries, both Brazilian stocks and the Brazilian currency sold off. When the year came to a close and it looked unlikely that Brazil would meet the same fate as its neighbor, both the equity markets and currency strengthened. We added some Brazilian stocks prior to that time because we felt that the worst-case scenario for Argentina had already been factored into Brazilian equities, making them attractively priced.

The Fund also had an overweight position in Hong Kong, particularly in the financials sector, which negatively affected performance. Property firms and banks, which had been star performers in the early part of the US monetary easing cycle, declined as the year progressed. Finally, a concentration in Korean telecoms, which underperformed, negated the positive effect of the Fund's overweight in that country.(Korea was one of the best performing emerging market countries in 2001.)

On the positive side, a significant overweight in Mexico, a country that did extremely well over the course of the year despite its reliance on US trade, made the largest contribution to performance. Additionally, both our stock selection and overweight position in Taiwan boosted performance. Our avoidance of certain smaller, troubled markets such as Turkey also made a positive impact.

Q:       WHAT IS YOUR OUTLOOK FOR EMERGING MARKETS IN 2002?

A:       Over the last few years, emerging markets have changed greatly. While previous crises - the Asian currency crisis in 1997, the Russian debt default in 1998 - rippled quickly throughout the third world, the Argentine situation has not caused a domino effect. We believe that this is a reflection of the improved fundamentals in these markets, as well as a testament to the structural reforms made in markets such as Mexico, Brazil and Korea. In addition, many global investors have expected the Argentine situation to worsen for some time, so investor panic was avoided. So while risks remain, we are confident that emerging markets will successfully absorb this crisis and eventually benefit from improved global growth prospects. We believe that the current situation is quite similar to that of the early 90s, a period in which emerging markets showed strong outperformance. Interest rates worldwide are extremely low, US equities have modest growth prospects, and valuations in emerging markets are attractive. All this, we feel, bodes well for emerging markets in 2002.

Q:       HOW IS THE PORTFOLIO POSITIONED GOING FORWARD?

A:       We are continuing our disciplined strategy of investing in high-quality, large-cap names in the more liquid emerging markets such as Mexico and Korea and avoiding problematic countries such as Argentina, Turkey and Malaysia. In terms of stock selection, we are maintaining balanced exposure to companies geared to the global growth cycle (and thus dependent on exports to the developed world), as well as those with a more domestic focus. The first type should allow the Fund to capture the upside when the global economy recovers; the second provides more defensive positioning. We believe that this balanced approach will have the Fund well-positioned for 2002.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2001


SHARE CLASS/                                                                                         SINCE
NASDAQ SYMBOL                                                1 YEAR        5 YEARS    10 YEARS     INCEPTION

A SHARES              w/Reimb.& 5.75% sales charge         (10.00%)        (8.39%)       N/A        (5.55%)
IVCAX                 w/o Reimb.& 5.75% sales charge       (11.93%)        (9.57%)       N/A        (7.19%)

B SHARES              w/Reimb.& w/ CDSC                    (10.71%)        (8.53%)       N/A        (5.60%)
IVCBX                 w/Reimb.& w/o CDSC                    (6.01%)        (8.16%)       N/A        (5.60%)
                      w/o Reimb.& w/CDSC                   (12.69%)        (9.73%)       N/A        (7.23%)
                      w/o Reimb.& w/o CDSC                  (8.09%)        (9.36%)       N/A        (7.23%)

C SHARES              w/Reimb.& w/ CDSC                     (6.92%)        (8.13%)       N/A        (6.92%)
IVCCX                 w/Reimb.& w/o CDSC                    (5.98%)        (8.13%)       N/A        (6.92%)
                      w/o Reimb.& w/CDSC                    (8.97%)        (9.43%)       N/A        (8.10%)
                      w/o Reimb.& w/o CDSC                  (8.05%)        (9.43%)       N/A        (8.10%)

ADVISOR SHARES        w/Reimb.                              (5.07%)          N/A         N/A        (3.87%)
IVCVX                 w/o Reimb.                            (7.25%)          N/A         N/A        (5.40%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A and Class B commenced operations November 1,1994; Class C commenced operations April 30,1996; Advisor Class commenced operations April 30,1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Developing Markets Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

        Performance Comparison of the Fund Since Inception (11/94) of a
                              $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)


                                    [GRAPH]

                                              IVY DEV MKTS          MSCI EMF
                                              ------------          --------


01-Nov-94 ..............................          9425               10000
30-Nov-94 ..............................          8845                9480
31-Dec-94 ..............................          8152                8719
31-Jan-95 ..............................          7459                7791
28-Feb-95 ..............................          7567                7591
31-Mar-95 ..............................          7874                7639
30-Apr-95 ..............................          8059                7982
31-May-95 ..............................          8518                8407
30-Jun-95 ..............................          8362                8432
31-Jul-95 ..............................          8775                8621
31-Aug-95 ..............................          8705                8418
30-Sep-95 ..............................          8748                8378
31-Oct-95 ..............................          8431                8057
30-Nov-95 ..............................          8389                7914
31-Dec-95 ..............................          8675                8265
31-Jan-96 ..............................          9480                8852
29-Feb-96 ..............................          9317                8711
31-Mar-96 ..............................          9211                8779
30-Apr-96 ..............................          9508                9130
31-May-96 ..............................          9700                9089
30-Jun-96 ..............................          9786                9146
31-Jul-96 ..............................          9135                8521
31-Aug-96 ..............................          9336                8739
30-Sep-96 ..............................          9432                8815
31-Oct-96 ..............................          9326                8580
30-Nov-96 ..............................          9537                8724
31-Dec-96 ..............................          9701                8763
31-Jan-97 ..............................         10161                9361
28-Feb-97 ..............................         10497                9762
31-Mar-97 ..............................         10257                9505
30-Apr-97 ..............................         10248                9522
31-May-97 ..............................         10708                9794
30-Jun-97 ..............................         11177               10319
31-Jul-97 ..............................         11149               10473
31-Aug-97 ..............................          9701                9140
30-Sep-97 ..............................          9682                9393
31-Oct-97 ..............................          7861                7852
30-Nov-97 ..............................          7276                7565
31-Dec-97 ..............................          7041                7748
31-Jan-98 ..............................          6710                7140
28-Feb-98 ..............................          7753                7885
31-Mar-98 ..............................          7939                8228
30-Apr-98 ..............................          7722                8138
31-May-98 ..............................          6649                7023
30-Jun-98 ..............................          5936                6286
31-Jul-98 ..............................          6081                6485
31-Aug-98 ..............................          4419                4610
30-Sep-98 ..............................          4821                4903
31-Oct-98 ..............................          5678                5419
30-Nov-98 ..............................          6359                5870
31-Dec-98 ..............................          6219                5784
31-Jan-99 ..............................          5620                5691
28-Feb-99 ..............................          5444                5747
31-Mar-99 ..............................          6157                6504
30-Apr-99 ..............................          7645                7309
31-May-99 ..............................          7614                7266
30-Jun-99 ..............................          8358                8091
31-Jul-99 ..............................          8037                7871
31-Aug-99 ..............................          8017                7942
30-Sep-99 ..............................          7676                7674
31-Oct-99 ..............................          7872                7837
30-Nov-99 ..............................          8378                8540
31-Dec-99 ..............................          9124                9626
31-Jan-00 ..............................          9061                9683
29-Feb-00 ..............................          8999                9811
31-Mar-00 ..............................          9197                9859
30-Apr-00 ..............................          8239                8924
31-May-00 ..............................          7855                8555
30-Jun-00 ..............................          8510                8857
31-Jul-00 ..............................          8427                8401
31-Aug-00 ..............................          8500                8443
30-Sep-00 ..............................          7834                7705
31-Oct-00 ..............................          7199                7147
30-Nov-00 ..............................          6523                6522
31-Dec-00 ..............................          6953                6679
31-Jan-01 ..............................          7684                7597
28-Feb-01 ..............................          7016                7000
31-Mar-01 ..............................          6337                6315
30-Apr-01 ..............................          6723                6619
31-May-01 ..............................          6869                6698
30-Jun-01 ..............................          6598                6561
31-Jul-01 ..............................          6347                6155
31-Aug-01 ..............................          6118                6094
30-Sep-01 ..............................          5126                5151
31-Oct-01 ..............................          5523                5470
30-Nov-01 ..............................          6159                6041
31-Dec-01 ..............................          6640                6521

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

                           COUNTRY BREAKDOWN 12/31/01


                          % of Total Investments

1. South Korea                      17%
2. Brazil                           17%
3. Mexico                           17%
4. Taiwan                           16%
5. Hong Kong                        11%
6. Hungary                           4%
7. South Africa                      4%
8. Other                            14%


                           SECTOR BREAKDOWN 12/31/01


                                   % of Total Net Assets

1. Telecommunication Services                29%
2. Information Technology                    21%
3. Financials                                19%
4. Materials                                 16%
5. Energy                                     7%
6. Consumer Staples                           4%
7. Industrials                                1%


                            TOP 10 HOLDINGS 12/31/01


Security                                     % of Total Net Assets

1.  United Microelectronics Corp.                      6.4%
2.  Pohang Iron & Steel Company                        5.7%
3.  Samsung Electronics                                5.5%
4.  Taiwan Semiconductor Mfg.                          5.2%
5.  Fomento Economico Mexicano                         4.5%
6.  Hon Hai Precision Industry Co.                     4.4%
7.  Telefonos de Mexico S.A.                           4.3%
8.  Sun Hung Kai Properties Ltd.                       3.9%
9.  China Mobile Limited                               3.7%
10. Petroleo Brasileiro S.A.                           3.6%


The top 10 holdings and the country and sector breakdowns are as of 12/31/01 and may not be representative of the Fund's current or future investments.

                             [PHOTO STEPHEN PEAK]

Ivy European Opportunities Fund is subadvised by London-based Henderson Investment Management Limited. The following is an interview with Stephen Peak, head of Henderson's Continental European Equities Team and portfolio manager of Ivy European Opportunities Fund.

                                LIPPER CATEGORY

                                European Region


"We still anticipate volatility, so rather than looking at the macro-picture and 'betting' on that outcome, we are focusing on individual opportunities - on those stocks that can ride out volatility and provide expected earnings upgrades even if the economic upturn is slow to arrive."


IVY EUROPEAN OPPORTUNITIES FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN COMPANIES LOCATED IN OR DOING BUSINESS IN EUROPE.

Q:       STEPHEN, HOW DID IVY EUROPEAN OPPORTUNITIES FUND PERFORM IN 2001?

A:       For 2001, Ivy European Opportunities Fund returned -20.67%. The Fund slightly underperformed its benchmark, the MSCI Europe Index, which returned -19.90%,but outperformed its peer group (as measured by the Lipper European Region Funds average), which returned -22.36%.

Q:       WHAT FACTORS AFFECTED PERFORMANCE?

A:       Although the Fund did better than its peer group over the period, it lagged its benchmark due to the disappointing performance of a number of key stocks. Buhrmann and Michael Page are two examples.

Buhrmann, a Dutch-based office products distributor, had two profit warnings in the second quarter and fell 63% (in US$ terms) in that period. This fall was exacerbated by the slow- down in the US economy. Michael Page, an international UK-listed recruitment agency, was purchased by the Fund in March as an IPO. The share-price rallied strongly at first, but this was reversed in the second quarter following a pre-announcement of a slowdown in the company's main markets. On the news, the share-price fell 23% (in US$ terms) over the quarter.

Currency was another factor affecting performance. The euro fell steadily over the year, and 3.04% of annual returns were lost to currency movement.(The Fund was, and continues to be, unhedged due to our belief that the euro will gain strength against the dollar going forward.) In addition, the market background was turbulent, with a general downtrend in European markets over the first six months and spiralling negative economic news. The terrorist attacks of September 11th also shook the markets. However, the fourth quarter saw a rally as interest rates were cut by the Federal Reserve, the Bank of England and the European Central Bank (ECB), keeping the consumer on both sides of the Atlantic buoyant.

On the positive side, the Fund benefited over the year from significant weightings in oil and tobacco. On a stock-specific level, the Temenos Group, a Swiss-based banking financial software provider, was added to the portfolio in October and has done very well. The company issued a profit forecast in the aftermath of September 11th to which we believe the market grossly overreacted. This gave us the opportunity to buy into a cash-rich company with premium growth prospects at a bargain basement level.

Q:       WHAT CHANGES DID YOU MAKE OVER THE PERIOD?

A:       The character of the Fund changed in the period from one investing heavily in defensive sectors at the beginning of the year to being more growth-oriented and cyclically-based by year-end. This shift was made to play off the improving economic outlook resulting from aggressive monetary and fiscal stimulus. Over the year, the Fund has had a bias towards the energy and consumer discretionary sectors and remained underweight in financials and healthcare.

Q:       WHAT ARE YOUR EXPECTATIONS FOR THE MARKETS IN 2002,AND HOW WILL YOU
POSITION THE FUND?

A:       We believe the US will lead the global economy into a slow recovery by mid-2002. Equities should continue to be supported by attractive valuations, abundant liquidity and gradually improving corporate news. However, we still anticipate much volatility, so rather than looking at the macro-picture and "betting" on that outcome, we are focusing on individual opportunities - on those stocks that can ride out volatility and provide expected earnings upgrades even if the economic upturn is slow to arrive. The overall strategy will be to keep the stock list focused and with a bias towards GARP (growth at a reasonable price) stocks. We believe that this emphasis on stock selection will enable the Fund to make progress over the course of 2002.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31,2001


SHARE CLASS/                                                                                     SINCE
NASDAQ SYMBOL                                                1 YEAR      5 YEARS   10 YEARS    INCEPTION

A SHARES              w/Reimb.& 5.75% sales charge          (25.22%)       N/A        N/A        40.40%
IEOAX                 w/o Reimb.& 5.75% sales charge        (25.22%)       N/A        N/A        40.21%

B SHARES              w/Reimb.& w/ CDSC                     (25.28%)       N/A        N/A        42.05%
IEOBX                 w/Reimb.& w/o CDSC                    (21.35%)       N/A        N/A        42.79%
                      w/o Reimb.& w/CDSC                    (25.28%)       N/A        N/A        41.89%
                      w/o Reimb.& w/o CDSC                  (21.35%)       N/A        N/A        42.54%

C SHARES              w/Reimb.& w/ CDSC                     (22.12%)       N/A        N/A        10.41%
IEOCX                 w/Reimb.& w/o CDSC                    (21.32%)       N/A        N/A        10.41%
                      w/o Reimb.& w/CDSC                    (22.12%)       N/A        N/A        10.27%
                      w/o Reimb.& w/o CDSC                  (21.33%)       N/A        N/A        10.27%

I SHARES              w/Reimb.                              (20.46%)       N/A        N/A       (28.07%)
N/A                   w/o Reimb.                            (20.46%)       N/A        N/A       (28.07%)

ADVISOR SHARES        w/Reimb.                              (20.44%)       N/A        N/A        43.97%
IEOVX                 w/o Reimb.                            (20.44%)       N/A        N/A        43.58%

CDSC = Contingent Deferred Sales Charge

Advisor Class and I Class Shares are not subject to an initial sales charge or a CDSC. Class A commenced operations May 4,1999; Class B commenced operations May 24,1999; Class C commenced operations October 24,1999;Class I commenced operations March 16,2000; Advisor Class commenced operations May 4,1999.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy European Opportunities Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

         Performance Comparison of the Fund Since Inception (5/99) of a
                              $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)


                                    [GRAPH]

                                      IVY EURO OPPS       MSCI EUROPE
                                      -------------       -----------

  05-May-99 .........................    9425              10000
  30-May-99 .........................   10969               9520
  30-Jun-99 .........................   16119               9680
  31-Jul-99 .........................   17890               9770
  31-Aug-99 .........................   18812               9870
  30-Sep-99 .........................   18671               9793
  31-Oct-99 .........................   19534              10154
  30-Nov-99 .........................   26034              10428
  31-Dec-99 .........................   29743              11496
31-Jan-2000 .........................   31844              10678
29-Feb-2000 .........................   42748              11234
31-Mar-2000 .........................   43078              11506
30-Apr-2000 .........................   39362              10998
31-May-2000 .........................   38182              10908
30-Jun-2000 .........................   40404              11142
31-Jul-2000 .........................   39067              10964
31-Aug-2000 .........................   38702              10835
30-Sep-2000 .........................   36167              10328
31-Oct-2000 .........................   34171              10249
30-Nov-2000 .........................   29569               9853
31-Dec-2000 .........................   31084              10532
31-Jan-2001 .........................   31751              10546
28-Feb-2001 .........................   30652               9621
31-Mar-2001 .........................   27156               8896
30-Apr-2001 .........................   27210               9517
31-May-2001 .........................   27318               9030
30-Jun-2001 .........................   24975               8685
31-Jul-2001 .........................   24435               8741
31-Aug-2001 .........................   24957               8514
30-Sep-2001 .........................   20741               7664
31-Oct-2001 .........................   21876               7908
30-Nov-2001 .........................   23642               8225
31-Dec-2001 .........................   24661               8436

If the Fund had not invested in IPOs, the one-year and since-inception average annual returns would have been (20.78%) and 0.14% respectively. The since-inception cumulative return with sales charge was 146.61%.If the Fund had not invested in IPOs, the since inception cumulative return would have been (0.37%).

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

The Ivy European Opportunities Fund was initially seeded on April 26,1999,commenced operations on May 4, 1999 and received initial subscriptions on May 5,1999,the date proceeds from share sales were invested according to Ivy European Opportunities Fund's investment objective. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

                           COUNTRY BREAKDOWN 12/31/01


                           % of Total Investments

1.  United Kingdom                  25%
2.  Netherlands                     23%
3.  France                          17%
4.  Italy                           10%
5.  Switzerland                      8%
6.  Spain                            7%
7.  Greece                           4%
8.  Other                            6%


                           SECTOR BREAKDOWN 12/31/01


                                     % of Total Net Assets

1. Industrials                               30%
2. Consumer Discretionary                    27%
3. Consumer Staples                          13%
4. Information Technology                     7%
5. Energy                                     7%
6. Healthcare                                 5%
7. Materials                                  4%
8. Financials                                 4%
9. Telecommunication Services                 3%


                            TOP 10 HOLDINGS 12/31/01


Security                                   % of Total Net Assets

1.  Altadis, S.A                                  5.1%
2.  Saipem SpA                                    5.0%
3.  Hagemeyer NV                                  4.9%
4.  Vedior NV                                     4.9%
5.  Buhrmann NV                                   4.3%
6.  British American Tobacco plc                  4.3%
7.  Chubb Security                                3.8%
8.  Future Network Plc                            3.7%
9.  Folli-Follie SA                               3.7%
10. Fugro NV                                      3.6%

The top 10 holdings and the country and sector breakdowns are as of 12/31/01 and may not be representative of the Fund's current or future investments.

                  [PHOTOS OF MOIRA MCLACHLAN AND PAUL BARAN]

Ivy Global Fund utilizes a dual management approach. The international portion is managed by Moira McLachlan, who is supported by Ivy's international equities team. The US portion is managed by Paul Baran, senior vice president of US equities at Ivy Management, Inc.

                                LIPPER CATEGORY

                                     Global

"Going forward, we will continue our balanced, well-diversified approach to international markets, which we feel will benefit the Fund in 2002."
- Moira McLachlan


"We believe the US economy will recover by the summer of 2002,so we are focusing on stocks that are still undervalued and haven't yet seen a large move off the bottom."
- Paul Baran


IVY GLOBAL FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN STOCKS OF COMPANIES WORLDWIDE - INCLUDING THE US.

For 2001,Ivy Global Fund returned -18.06%. The Fund slightly underperformed its benchmark, the MSCI World Index, which returned -16.82%,and its peer group (as measured by the Lipper Global Funds average), which returned -17.37%.

INTERNATIONAL COMMENTARY

Q:       MOIRA, WHAT FACTORS AFFECTED THE PERFORMANCE OF THE INTERNATIONAL
PORTION?

A:       It was a challenging year, and the international portfolio was negatively affected by depressed market conditions as well as the events of September 11th. Economic uncertainty and disappointing corporate earnings dragged most international stocks lower. Holdings in the financials sector, particularly in insurance companies impacted by the terrorist attacks, detracted from performance. However, an underweight in poorly performing Japan, as well as hedging our yen exposure, limited the downside. Sector-wise, a large over-weight in non-energy minerals helped performance, as did an overweight in consumer non-durables in the first part of the year.

Q:       DID YOU MAKE ANY SHIFTS OVER THE COURSE OF THE YEAR?

A:       Prior to September 11th,the portfolio was concentrated in sectors that we felt could withstand a recession. After the attacks, increased monetary stimulus and an improved economic outlook led us to reduce this defensive position and shift to two cyclical, economically sensitive areas: electronic technology and non-energy minerals. When markets later rallied, the portfolio's higher-growth positioning had a positive effect on performance as the year came to a close.

Q:       WHAT ARE YOUR EXPECTATIONS FOR 2002?

A:       We are very positive on Europe, a region that is now starting to feel the impact of monetary union, tax reform and increased economic integration. As a result, we remain overweight in the region, with a focus on Germany and France. We are less positive on Japan and continue to underweight the country. For global markets in general, we believe that coordinated monetary easing should bring improved conditions to world economies by the second half of the year. Going forward, we will continue our balanced, well-diversified approach to international markets, which we feel will benefit the Fund in 2002.

US COMMENTARY

Q:       PAUL, WHAT FACTORS AFFECTED THE PERFORMANCE OF THE US PORTION?

A:       In the US, we saw a continuation of the bear market that started in
2000. These challenging market conditions impacted the portfolio, with large holdings such as Merck, GE, Cisco and Bristol-Myers all down for the year. However, we were able to limit the downside by being defensively positioned in the first nine months of the year - a strategy based on our early anticipation of a recession. During this time, the portfolio benefited from exposure to healthcare companies, homebuilding retailers, discount retailers and high-quality telecoms. After September 11th, renewed monetary stimulus and proposed fiscal measures caused us to shift away from more-defensive stocks toward those that we felt would benefit from a quicker economic recovery. We reduced the portfolio's exposure to healthcare and increased holdings in retailers, electric utilities and brokerages. This shift benefited performance as the year came to a close.

Q:       HOW IS THE US PORTION OF THE PORTFOLIO POSITIONED GOING FORWARD?

A:       We believe the US economy will recover by the summer of 2002,so we are focusing on the areas that have not adequately discounted the recovery - those stocks that are still undervalued and haven't yet seen a large move off the bottom. As we enter 2002,we're looking at the energy, electric utility and industrial sectors, but throughout the year we'll be carefully monitoring both economic and market conditions to identify opportunities. We believe that this approach, combined with our disciplined, long-term strategy of staying sector-neutral and fully invested, will benefit the US portion of Ivy Global Fund in the year ahead.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31,2001


SHARE CLASS/                                                                                       SINCE
NASDAQ SYMBOL                                                1 YEAR        5 YEARS   10 YEARS    INCEPTION

A SHARES              w/Reimb.& 5.75% sales charge          (22.41%)       (3.57%)    3.27%        3.73%
MCGLX                 w/o Reimb.& 5.75% sales charge        (22.77%)       (4.39%)    2.68%        2.88%

B SHARES              w/Reimb.& w/ CDSC                     (22.89%)       (3.63%)     N/A         0.87%
IVGBX                 w/Reimb.& w/o CDSC                    (18.83%)       (3.24%)     N/A         0.87%
                      w/o Reimb.& w/CDSC                    (24.59%)       (4.44%)     N/A         0.28%
                      w/o Reimb.& w/o CDSC                  (20.62%)       (4.05%)     N/A         0.28%

C SHARES              w/Reimb.& w/ CDSC                     (19.74%)       (3.49%)     N/A        (2.57%)
IVGCX                 w/Reimb.& w/o CDSC                    (18.93%)       (3.49%)     N/A        (2.57%)
                      w/o Reimb.& w/CDSC                    (21.48%)       (4.34%)     N/A        (3.32%)
                      w/o Reimb.& w/o CDSC                  (20.68%)       (4.34%)     N/A        (3.32%)

ADVISOR SHARES        w/Reimb.                              (17.99%)         N/A       N/A        (5.70%)
IVGVX                 w/o Reimb.                            (19.71%)         N/A       N/A        (7.13%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A commenced operations April 18, 1991; Class B commenced operations April 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

         Performance Comparison of the Fund Since Inception (4/91) of a
                              $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)


                                    [GRAPH]

                                        IVY GLOBAL          MSCI WORLD
                                        ----------          ----------


15-Apr-91 .........................        9425               10000
01-May-91 .........................        9331               10075
31-May-91 .........................        9472               10300
28-Jun-91 .........................        8871                9661
31-Jul-91 .........................        9258               10114
30-Aug-91 .........................        9465               10079
30-Sep-91 .........................        9531               10340
31-Oct-91 .........................        9692               10505
30-Nov-91 .........................        9277               10044
31-Dec-91 .........................       10113               10772
31-Jan-92 .........................       10444               10569
29-Feb-92 .........................       10614               10384
31-Mar-92 .........................       10330                9891
29-Apr-92 .........................       10595               10026
29-May-92 .........................       10880               10422
30-Jun-92 .........................       10637               10069
31-Jul-92 .........................       10627               10092
31-Aug-92 .........................       10445               10334
30-Sep-92 .........................       10274               10236
31-Oct-92 .........................       10163                9955
30-Nov-92 .........................       10213               10130
31-Dec-92 .........................       10389               10209
31-Jan-93 .........................       10492               10240
28-Feb-93 .........................       10441               10480
31-Mar-93 .........................       10800               11084
30-Apr-93 .........................       11015               11595
31-May-93 .........................       11241               11859
30-Jun-93 .........................       11120               11756
31-Jul-93 .........................       11120               11995
31-Aug-93 .........................       11737               12542
30-Sep-93 .........................       11601               12308
31-Oct-93 .........................       12334               12644
30-Nov-93 .........................       12470               11926
31-Dec-93 .........................       13467               12506
31-Jan-94 .........................       14240               13328
28-Feb-94 .........................       13800               13153
31-Mar-94 .........................       13006               12583
30-Apr-94 .........................       13312               12969
31-May-94 .........................       13492               12999
30-Jun-94 .........................       12977               12960
31-Jul-94 .........................       13729               13204
31-Aug-94 .........................       14301               13598
30-Sep-94 .........................       13881               13238
31-Oct-94 .........................       13913               13611
30-Nov-94 .........................       13232               13018
31-Dec-94 .........................       12848               13141
31-Jan-95 .........................       12283               12941
28-Feb-95 .........................       12451               13126
31-Mar-95 .........................       12826               13756
30-Apr-95 .........................       13281               14232
31-May-95 .........................       13714               14350
30-Jun-95 .........................       13654               14343
31-Jul-95 .........................       14249               15057
31-Aug-95 .........................       14108               14718
30-Sep-95 .........................       14370               15144
31-Oct-95 .........................       13976               14902
30-Nov-95 .........................       14227               15416
31-Dec-95 .........................       14400               15864
31-Jan-96 .........................       15254               16148
29-Feb-96 .........................       15327               16243
31-Mar-96 .........................       15447               16509
30-Apr-96 .........................       16048               16894
31-May-96 .........................       16133               16906
30-Jun-96 .........................       16084               16988
31-Jul-96 .........................       15230               16384
31-Aug-96 .........................       15724               16569
30-Sep-96 .........................       16000               17214
31-Oct-96 .........................       16145               17331
30-Nov-96 .........................       16626               18299
31-Dec-96 .........................       16734               18002
31-Jan-97 .........................       17242               18216
28-Feb-97 .........................       17484               18422
31-Mar-97 .........................       17319               18054
30-Apr-97 .........................       17281               18641
31-May-97 .........................       18157               19788
30-Jun-97 .........................       18831               20771
31-Jul-97 .........................       19466               21725
31-Aug-97 .........................       17674               20268
30-Sep-97 .........................       18500               21366
31-Oct-97 .........................       16061               20238
30-Nov-97 .........................       15400               20592
31-Dec-97 .........................       15276               20840
31-Jan-98 .........................       15485               21417
28-Feb-98 .........................       17288               22862
31-Mar-98 .........................       18392               23824
30-Apr-98 .........................       18532               24054
31-May-98 .........................       17875               23749
30-Jun-98 .........................       16799               24309
31-Jul-98 .........................       16841               24266
31-Aug-98 .........................       13487               21026
30-Sep-98 .........................       13361               21395
31-Oct-98 .........................       14982               23325
30-Nov-98 .........................       16296               24709
31-Dec-98 .........................       16588               25912
31-Jan-99 .........................       16441               26476
28-Feb-99 .........................       16017               25767
31-Mar-99 .........................       16808               26837
30-Apr-99 .........................       18640               27891
31-May-99 .........................       18039               26868
30-Jun-99 .........................       19563               28117
31-Jul-99 .........................       19314               28029
31-Aug-99 .........................       19402               27975
30-Sep-99 .........................       18815               27700
31-Oct-99 .........................       19226               29136
30-Nov-99 .........................       19621               29952
31-Dec-99 .........................       20985               32373
31-Jan-00 .........................       19515               30515
29-Feb-00 .........................       19421               30594
31-Mar-00 .........................       20625               32705
30-Apr-00 .........................       19875               31318
31-May-00 .........................       19703               30522
30-Jun-00 .........................       20844               31546
31-Jul-00 .........................       20719               30654
31-Aug-00 .........................       21141               31647
30-Sep-00 .........................       19421               29961
31-Oct-00 .........................       19093               29455
30-Nov-00 .........................       17748               27663
31-Dec-00 .........................       18066               28107
31-Jan-01 .........................       18423               28660
28-Feb-01 .........................       16655               26236
31-Mar-01 .........................       15449               24494
30-Apr-01 .........................       16621               26293
31-May-01 .........................       16366               25925
30-Jun-01 .........................       15823               25111
31-Jul-01 .........................       15636               24807
31-Aug-01 .........................       14871               23612
30-Sep-01 .........................       13256               21529
31-Oct-01 .........................       13732               21940
30-Nov-01 .........................       14684               23233
31-Dec-01 .........................       14803               23378

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

                           COUNTRY BREAKDOWN 12/31/01


                          % of Total Investments

1. US                               51%
2. United Kingdom                    9%
3. France                            9%
4. Japan                             7%
5. Germany                           6%
6. Netherlands                       4%
7. Other                            14%


                           SECTOR BREAKDOWN 12/31/01


                                    % of Total Net Assets

1.  Financials                                20%
2.  Information Technology                    14%
3.  Consumer Discretionary                    11%
4.  Industrials                               10%
5.  Consumer Staples                           9%
6.  Healthcare                                 9%
7.  Telecommunication Services                 7%
8.  Energy                                     5%
9.  Materials                                  6%
10. Utilities                                  2%


                            TOP 10 HOLDINGS 12/31/01


Security                             % of Total Net Assets

1.  General Electric Company                   2.2%
2.  Microsoft Corporation                      1.8%
3.  Exxon Mobil Corporation                    1.7%
4.  Citigroup Inc.                             1.7%
5.  Vodafone AirTouch plc                      1.5%
6.  Wal-Mart Stores, Inc.                      1.3%
7.  Pfizer Inc.                                1.3%
8.  Glaxo SmithKline plc                       1.2%
9.  American Int'l Group, Inc.                 1.2%
10. Int'l Business Machines Corp.              1.1%

The top 10 holdings and the country and sector breakdowns are as of 12/31/01 and may not be representative of the Fund's current or future investments.

                             [PHOTO OF FRED STURM]

An interview with Fred Sturm, portfolio manager of Ivy Global Natural Resources Fund and member of the Mackenzie Financial Corporation investment team.

                                LIPPER CATEGORY

                               Natural Resources


"The Fund posted strong returns, outperforming both its benchmark and peer group and obtaining the #1 ranking out of 64 funds in the Lipper natural resources category for 2001.(*)"


IVY GLOBAL NATURAL RESOURCES FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN EQUITY SECURITIES OF COMPANIES THAT EXPLORE, DEVELOP, PRODUCE AND/OR DISTRIBUTE NATURAL RESOURCES AND OTHER BASIC COMMODITIES, OR IN THOSE THAT SUPPLY GOODS AND SERVICES TO SUCH COMPANIES.

Q:       FRED, HOW DID IVY GLOBAL NATURAL RESOURCES FUND PERFORM IN 2001?

A:       The Fund posted strong returns, outperforming both its benchmark and peer group and obtaining the #1 ranking out of 64 funds in the Lipper natural resources category for 2001.(*) During this period, Ivy Global Natural Resources Fund generated a positive investment return of 15.40%, while the Fund's benchmark, the MSCI Commodities-Related Index, returned -1.50%. The Lipper Natural Resources Funds average returned -10.07%.

Q:       WHAT FACTORS CONTRIBUTED TO THE FUND'S OUTPERFORMANCE?

A:       The Fund's strong performance was primarily due to our disciplined, three-part investment strategy.

First, we look for companies "growing through the drill bit," or those adding value through successful exploration and development. Holdings such as Hurricane Hydro, Aber, Repadre, and Gabriel had constructive years, and this was reflected in share price appreciation.

Second, we anchor the portfolio with international low-cost leaders - those we believe offer the best quality assets at the lowest cost. In a difficult economic environment such as the one we saw in 2001, these companies generally hold up better than riskier, more marginal ones. This part of the strategy - which is rooted in our strict valuation discipline - also kept us away from companies such as Enron that grew very fast by increasing debt to unmanageable levels.

Finally, we analyze commodity price trends and make sector shifts when necessary. In the spring, for example, we cut our normal energy weighting by half - a decision based on our analysis of inventory levels, which alerted us to the fact that energy prices might drop - helping the Fund avoid a subsequent large decline in that sector. We redirected some of that money to gold, which also proved to be a wise move as that sector then performed strongly. When our commodity-price analysis later told us to expect an upswing in energy, we "reloaded" our energy weighting and thus fully participated in the post-September recovery in that sector.

Q:       DID THE FUND BENEFIT FROM CONSOLIDATION IN THE RESOURCES SECTOR?

A:       Yes. We were fortunate over the course of the year to identify acquisition targets and to benefit from this trend. Again, this was rooted in our investment discipline, which helps us pinpoint attractively valued companies with a potential positive catalyst - such as an acquisition - that could unlock the value. Commodity production is still a difficult, low-margin business for most participants, and senior companies are always looking for creative ways to rationalize and obtain synergies. Undervalued companies become potential takeover targets, and the initial benefits accrue to the target, rather than the acquirer.

Q:       What is your strategy for 2002?

A:       We are positioning the portfolio for an economic recovery in 2002. In our view, the combination of low rates, high money growth, and strong consumer confidence should lift the economy out of recession by the second quarter. However, the recovery will be muted compared to historical norms (i.e. real economic growth that falls short of the strong initial recovery typical after past recessions). Therefore, we are following a risk-conscious path by emphasizing higher quality companies, which should fare better than marginal firms in this environment.

Going forward, we believe the resources sector continues to offer good prospects. Producers have worked hard to keep inventories in check. The wave of mergers and acquisitions should continue. And with an improving economy, demand for commodities should increase, which will bring a positive tone to prices. Because of our disciplined investment strategy and broad diversification, we believe the Fund will continue to provide investors with optimal exposure to this sector in the years ahead.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

(*) Lipper rating based on the year-to-date performance (as of 12/31/01) of the 64 funds in the natural resources category. The rating is based on a total return that includes fee waivers and reimbursements without which the results would have been less favorable. This ranking does not take into account the maximum 5.75% sales charge for Class A shares of the Fund. PAST PERFORMANCE
IS NO GUARANTEE OF FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2001


SHARE CLASS/                                                                                     SINCE
NASDAQ SYMBOL                                               1 YEAR       5 YEARS   10 YEARS    INCEPTION

A SHARES              w/Reimb.& 5.75% sales charge           8.76%         N/A        N/A         4.95%
IGNAX                 w/o Reimb.& 5.75% sales charge         7.12%         N/A        N/A         2.66%

B SHARES              w/Reimb.& w/ CDSC                      9.73%         N/A        N/A         5.04%
IGNBX                 w/Reimb.& w/o CDSC                    14.73%         N/A        N/A         5.52%
                      w/o Reimb.& w/CDSC                     8.15%         N/A        N/A         2.87%
                      w/o Reimb.& w/o CDSC                  13.08%         N/A        N/A         3.35%

C SHARES              w/Reimb.& w/ CDSC                     13.61%         N/A        N/A         5.16%
IGNCX                 w/Reimb.& w/o CDSC                    14.62%         N/A        N/A         5.16%
                      w/o Reimb.& w/CDSC                    11.95%         N/A        N/A         2.55%
                      w/o Reimb.& w/o CDSC                  12.94%         N/A        N/A         2.55%

ADVISOR SHARES        w/Reimb.                              15.71%         N/A        N/A        19.32%
IGNVX                 w/o Reimb.                            13.98%         N/A        N/A        16.36%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A, Class B and Class C commenced operations January 1, 1997; Advisor Class commenced operations April 8, 1999.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Natural Resources Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

         Performance Comparison of the Fund Since Inception (1/97) of a
                              $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)


                                    [GRAPH]

                         IVY GLOBAL NATURAL RES FUND
                                                      MSCI CRX INDEX
                                                      --------------

  02-Jan-97 .......................      9425              10000
  31-Jan-97 .......................     10151              10053
  28-Feb-97 .......................     11112               9916
  31-Mar-97 .......................     10264               9709
  30-Apr-97 .......................     10452               9621
  31-May-97 .......................     11546              10326
  30-Jun-97 .......................     10980              10416
  31-Jul-97 .......................     11376              11218
  31-Aug-97 .......................     11810              11093
  30-Sep-97 .......................     13138              11617
  31-Oct-97 .......................     11536              10788
  30-Nov-97 .......................      9368              10041
  31-Dec-97 .......................     10080               9778
  31-Jan-98 .......................     10315               9714
  28-Feb-98 .......................     10359              10012
  31-Mar-98 .......................     10527              10357
  30-Apr-98 .......................     11232              10600
  31-May-98 .......................      9722               9662
  30-Jun-98 .......................      8581               9216
  31-Jul-98 .......................      7865               8359
  31-Aug-98 .......................      5940               6937
  30-Sep-98 .......................      6947               8609
  31-Oct-98 .......................      7719               9126
  30-Nov-98 .......................      7384               8569
  31-Dec-98 .......................      7122               8349
  31-Jan-99 .......................      7279               7937
  28-Feb-99 .......................      6975               7921
  31-Mar-99 .......................      8102               8554
  30-Apr-99 .......................      9668              10152
  31-May-99 .......................      8823               9416
  30-Jun-99 .......................      9296              10067
  31-Jul-99 .......................      9657               9815
  31-Aug-99 .......................      9905              10043
  30-Sep-99 .......................     10649              10140
  31-Oct-99 .......................      9815               9761
  30-Nov-99 .......................      9634               9634
  31-Dec-99 .......................     10040              10140
31-Jan-2000 .......................      9725               9308
29-Feb-2000 .......................      9522               8700
31-Mar-2000 .......................      9837               9748
30-Apr-2000 .......................      9849               9752
31-May-2000 .......................     10232              10435
30-Jun-2000 .......................     10694               9553
31-Jul-2000 .......................     10198               9286
31-Aug-2000 .......................     11088               9970
30-Sep-2000 .......................     10773               9574
31-Oct-2000 .......................      9995               9845
30-Nov-2000 .......................      9556              10072
31-Dec-2000 .......................     11030              11715
31-Jan-2001 .......................     11404              11050
28-Feb-2001 .......................     11958              11062
31-Mar-2001 .......................     11494              10378
30-Apr-2001 .......................     13125              11476
31-May-2001 .......................     13861              11778
30-Jun-2001 .......................     13034              11217
31-Jul-2001 .......................     11845              11547
31-Aug-2001 .......................     11607              11433
30-Sep-2001 .......................     10248              10398
31-Oct-2001 .......................     11460              10825
30-Nov-2001 .......................     11664              11275
31-Dec-2001 .......................     12728              11540

The Morgan Stanley Capital International (MSCI) Commodity-Related Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

COUNTRY BREAKDOWN 12/31/01


                          % of Total Investments

1.  Canada                          40%
2.  US                              30%
3.  Brazil                          14%
4.  South Africa                     6%
5.  Mexico                           4%
6.  Other                            6%


SECTOR BREAKDOWN 12/31/01


                             % of Total Net Assets

1.  Energy                          42%
2.  Materials                       40%
3.  Industrials                      3%
4.  Utilities                        2%
5.  Consumer Staples                 1%


TOP 10 HOLDINGS 12/31/01


Security                                  % of Total Net Assets

1.  Petroleo Brasileiro S.A                       3.8%
2.  GlobalSantaFe Corporation                     3.8%
3.  Weatherford International, Inc.               3.6%
4.  Valero Energy Corporation                     3.5%
5.  Votorantim Celulose e Papel S.A               3.5%
6.  Aracruz Celulose S.A                          3.3%
7.  Hurricane Hydrocarbons Ltd.                   3.1%
8.  Cemex S.A. De C.V                             3.1%
9.  National-Oilwell, Inc.                        3.0%
10. Trican Well Service Ltd.                      2.7%

The top 10 holdings and the country and sector breakdowns are as of 12/31/01 and may not be representative of the Fund's current or future investments.

                [PHOTOS OF JIM W. BROADFOOT III AND KEITH MAHER]

Ivy Global Science & Technology Fund is managed by Ivy's global technology team. The following is an interview with lead manager James W. Broadfoot III and team member Keith Maher.

                                LIPPER CATEGORY

                                   Science &
                                   Technology


"In the technology sector, we believe that as the economy recovers, stock price behavior will become more dependent on the fundamentals of the company issuing the stock and less dependent on short-term shifts in sentiment."


IVY GLOBAL SCIENCE & TECHNOLOGY FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY IN THE COMMON STOCK OF COMPANIES THAT ARE EXPECTED TO BENEFIT FROM THE DEVELOPMENT, ADVANCEMENT AND/OR USE OF SCIENCE AND TECHNOLOGY.

Q:       HOW DID IVY GLOBAL SCIENCE & TECHNOLOGY FUND, AND THE TECHNOLOGY
SECTOR IN GENERAL, FARE IN 2001?

A:       For 2001, Ivy Global Science & Technology Fund returned -51.65%. The
Fund significantly underperformed its benchmark, the Russell 3000 Technology Index, which returned -29.31%,and its peer group (as measured by the Lipper Science & Technology Funds average), which returned -37.55%. The technology sector in general was impacted by recession, inventory surpluses and low demand for its products and services and had an extremely difficult year. The market rebounded a bit in the fourth quarter, but the outlook at year end was still uncertain.

Q:       WHAT FACTORS AFFECTED PERFORMANCE?

A:       As aggressive growth investors, we typically invest in stocks with higher expected growth rates and price-to-earnings ratios (P/Es) than those of the benchmark. We focus on market leaders that deliver strong earnings growth. Unfortunately, in 2001,these stocks significantly underperformed the lower growth, lower P/E names, and many Fund holdings saw significant drops in market value. We believe that this occurred because the vast majority of technology companies delivered disappointing results over the year, and those with higher P/Es were then penalized more by the market.

Additionally, the Fund was negatively impacted by underexposure to more defensive technology names such as IBM, Microsoft and Intel. These three stocks comprised 37.3% of the benchmark at year-end and did remarkably well last year. The Fund held Microsoft, but did not hold IBM and Intel because they didn't fit in with our high-growth strategy. Generally, those two companies appreciated on factors other than earnings growth, and they were also considerably larger than our typical holding.

Heavy exposure to telecommunications early in the year also detracted from performance. This sector did very poorly in 2001, and we reduced the Fund's position as the year progressed. Telecoms suffered the most from the bursting of the "technology bubble" - after being fueled by money raised in initial public offerings and the debt markets, many telecoms overinvested in infrastructure. The industry contracted severely when the economy experienced a slowdown, and many start-up telecom providers declared bankruptcy.

The Fund's holdings in the business services sector held up relatively well, as did two semi-conductor holdings: Genesis Microchip and Nvidia. Genesis Microchip manufactures graphic chips for flat panel displays; Nvidia manufactures chips for personal computers and 3D graphic applications. Online auctioneer eBay also did well, despite difficult economic conditions. In addition, videoconferencers and data storage-holdings contributed positively to performance.

Q:       HOW ARE YOU POSITIONING THE PORTFOLIO GOING FORWARD?

A:       We are looking at a number of themes for the coming year. These include decentralized and distributed networking, which should grow as workforces are increasingly distributed over various sites rather than housed in one central location; security, which includes firewalls and other network security applications; mobile and wireless services, which took on renewed importance after the World Trade Center tragedy; and "cocooning," or a growing tendency to stay at home that should boost demand for broadband Internet connections, video-on-demand, video games, videoconferencing and Internet-based education. We are already positioned to take advantage of many of these themes.

As for the technology sector in general, we believe that as the economy recovers, stock price behavior will become more dependent on the fundamentals of the company issuing the stock and less dependent on short-term shifts in sentiment. That should benefit the Fund, which, as always, will focus on solid companies that we believe are gaining market share and offering resilient earnings. Market trends come and go, but we believe that a disciplined, long-term focus on quality will benefit the Fund's shareholders as we move forward.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31,2001


SHARE CLASS/                                                                                        SINCE
NASDAQ SYMBOL                                                1 YEAR       5 YEARS    10 YEARS     INCEPTION

A SHARES              w/Reimb.& 5.75% sales charge          (54.43%)       (3.59%)      N/A         5.93%
IVTAX                 w/o Reimb.& 5.75% sales charge        (54.56%)       (3.64%)      N/A         5.84%

B SHARES              w/Reimb.& w/ CDSC                     (54.41%)       (3.58%)      N/A         6.22%
IVTBX                 w/Reimb.& w/o CDSC                    (52.01%)       (3.19%)      N/A         6.36%
                      w/o Reimb.& w/CDSC                    (54.55%)       (3.64%)      N/A         6.15%
                      w/o Reimb.& w/o CDSC                  (52.16%)       (3.25%)      N/A         6.29%

C SHARES              w/Reimb.& w/ CDSC                     (52.54%)       (3.16%)      N/A         6.43%
IVTCX                 w/Reimb.& w/o CDSC                    (52.06%)       (3.16%)      N/A         6.43%
                      w/o Reimb.& w/CDSC                    (52.68%)       (3.28%)      N/A         6.28%
                      w/o Reimb.& w/o CDSC                  (52.20%)       (3.28%)      N/A         6.28%

ADVISOR SHARES        w/Reimb.                              (51.56%)         N/A        N/A        (8.45%)
IVTVX                 w/o Reimb.                            (51.70%)         N/A        N/A        (8.52%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A, Class B and Class C commenced operations July 22, 1996; Advisor Class commenced operations April 15, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Science & Technology Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

         Performance Comparison of the Fund Since Inception (7/96) of a
                              $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)


                                    [GRAPH]

                     IVY GLOBAL SCI TECH    R3000 TECH      R2000 TECH
                     -------------------    ----------      ----------


  22-Jul-96 ............       9425           10000           10000
  31-Jul-96 ............       9491           10000           10000
  31-Aug-96 ............      11084           10484           10816
  30-Sep-96 ............      14081           11633           11805
  31-Oct-96 ............      14467           11610           11436
  30-Nov-96 ............      14995           13242           12182
  31-Dec-96 ............      15489           12845           12342
  31-Jan-97 ............      15905           14233           12783
  28-Feb-97 ............      14186           12957           11230
  31-Mar-97 ............      12523           12309            9987
  30-Apr-97 ............      12420           13241           10068
  31-May-97 ............      15017           14569           12238
  30-Jun-97 ............      15716           14665           12334
  31-Jul-97 ............      16821           17413           13661
  31-Aug-97 ............      16981           17143           14384
  30-Sep-97 ............      18322           17630           14895
  31-Oct-97 ............      17132           16075           13359
  30-Nov-97 ............      16764           16331           12956
  31-Dec-97 ............      16500           15396           12505
  31-Jan-98 ............      16566           16334           12513
  28-Feb-98 ............      18030           17994           13829
  31-Mar-98 ............      18644           18021           14268
  30-Apr-98 ............      18956           19160           14759
  31-May-98 ............      17501           17769           13148
  30-Jun-98 ............      18634           19304           13383
  31-Jul-98 ............      18030           19752           11992
  31-Aug-98 ............      14158           16342            9282
  30-Sep-98 ............      16037           18784           10609
  31-Oct-98 ............      16642           20041           11345
  30-Nov-98 ............      19126           22510           12751
  31-Dec-98 ............      22318           25902           14101
  31-Jan-99 ............      24745           29831           14710
  28-Feb-99 ............      22129           26049           13234
  31-Mar-99 ............      24736           27671           13683
  30-Apr-99 ............      24679           28225           14364
  31-May-99 ............      24443           28242           15104
  30-Jun-99 ............      27446           31857           16627
  31-Jul-99 ............      26625           31885           16173
  31-Aug-99 ............      28391           33866           16472
  30-Sep-99 ............      30025           33402           17226
  31-Oct-99 ............      33774           34060           18756
  30-Nov-99 ............      40216           38494           22498
  31-Dec-99 ............      49670           46166           28388
31-Jan-2000 ............      49791           44255           28385
29-Feb-2000 ............      64926           52588           38950
31-Mar-2000 ............      60792           55212           34459
30-Apr-2000 ............      49781           50105           29411
31-May-2000 ............      43382           44724           25505
30-Jun-2000 ............      51681           50287           29713
31-Jul-2000 ............      48481           47823           25649
31-Aug-2000 ............      55876           54322           29201
30-Sep-2000 ............      50767           45821           26491
31-Oct-2000 ............      42153           42792           22888
30-Nov-2000 ............      27659           32980           16020
31-Dec-2000 ............      28316           30187           15840
31-Jan-2001 ............      31247           34751           19022
28-Feb-2001 ............      20540           24913           13717
31-Mar-2001 ............      15583           21268           11518
30-Apr-2001 ............      19728           25013           13378
31-May-2001 ............      18843           23910           13262
30-Jun-2001 ............      18329           24066           14051
31-Jul-2001 ............      15963           22513           12208
31-Aug-2001 ............      13700           19690           11014
30-Sep-2001 ............      10697           15727            8532
31-Oct-2001 ............      11952           18578           10054
30-Nov-2001 ............      13165           21686           11777
31-Dec-2001 ............      13690           21341           12580

Ivy Global Science & Technology Fund recently changed its benchmark to one that more accurately reflects the universe of securities in which it invests. The chart at left shows the growth of both the Fund's prior benchmark (the Russell 2000 Technology Index) and current benchmark (the Russell 3000 Technology Index).

The Russell 3000 Technology Index and the Russell 2000 Technology Index are unmanaged indexes of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

                           COUNTRY BREAKDOWN 12/31/01


                 % of Total Investments

1.  US                     94%
2.  Other                   6%


                           SECTOR BREAKDOWN 12/31/01


                                   % of Total Net Assets

1. Information Technology                    77%
2.  Industrials                               4%
3.  Healthcare                                6%
4.  Consumer Discretionary                    8%


                            TOP 10 HOLDINGS 12/31/01


Security                                      % of Total Net Assets

1.  NVIDIA Corporation                                  2.4%
2.  Concord EFS, Inc                                    2.1%
3.  Affiliated Computer Services, Inc.                  2.1%
4.  eBay Inc.                                           2.0%
5.  Genesis Microchip Incorporated                      1.8%
6.  UTStarcom, Inc.                                     1.7%
7.  Activision, Inc.                                    1.6%
8.  Check Point Software Tech. Ltd.                     1.6%
9.  SmartForce Public Limited Co.                       1.6%
10. Polycom, Inc.                                       1.5%

The top 10 holdings and the country and sector breakdowns are as of 12/31/01 and may not be representative of the Fund's current or future investments.

                                    [PHOTO]

         The following is an interview with Moira McLachlan, vice president and head of international equities at Ivy Management, Inc. She is the lead manager of Ivy International Fund.

                                 LIPPER CATEGORY

                                  International

"Ivy International Fund is managed to be the core international position in an investor's portfolio. The Fund's portfolio is constructed of large-cap foreign stocks selected across the spectrum of value and growth stocks but, in aggregate, is style-neutral. We believe this strategy helps to avoid the extremes in investment performance that result from being all growth or all value."

IVY INTERNATIONAL FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTING IN EQUITY SECURITIES TRADED IN EUROPEAN, PACIFIC BASIN AND LATIN AMERICAN MARKETS.

Q:       MOIRA, HOW DID IVY INTERNATIONAL FUND PERFORM IN 2001?

A:       For 2001, Ivy International Fund returned -21.03%. The Fund slightly outperformed its benchmark, the MSCI Europe, Australasia and Far East (EAFE) Index, which returned -21.44%, and its peer group, as measured by the Lipper International Funds average, which returned -21.71%.

Q:       WHAT FACTORS AFFECTED PERFORMANCE?

A:       It was a challenging year for international markets, as few countries were immune to the global economic slowdown and the shock of the terrorist attacks in the US. This economic uncertainty, as well as disappointing corporate earnings, dragged most stocks lower. The Fund did well on a relative basis, beating its bench-mark and peer group, but we were of course disappointed with absolute returns, which were negative.

Holdings in the financials sector, particularly in insurance companies negatively affected by the terrorist attacks, detracted from performance. However, the Fund benefited relative to the benchmark from an underweight in Japan, a market that, in general, did poorly in 2001. Japanese banking stocks fell to record lows, the economy stayed in recession and currency weakness exacerbated the problems. We decided to hedge our yen exposure, which had a positive impact on performance. Sector-wise, a large overweight in non-energy minerals - mining companies such as Rio Tinto and BHP, as well as paper and other basic materials - boosted performance, as did a focus on consumer non-durables (such as food and beverage stocks) in the first part of the year.

Q:       DID YOU MAKE ANY SHIFTS OVER THE COURSE OF THE YEAR? IF SO, HOW DID
THEY AFFECT PERFORMANCE?

A:       Prior to the tragic events of September 11th, the portfolio was defensively positioned and concentrated in sectors such as consumer non-durables that we felt could withstand a recessionary economic environment. After the terrorist attacks, however, valuations in defensive sectors became increasingly inflated as investors sought a "safe haven" from volatility. At the same time, an enormous amount of monetary and fiscal stimulus was enacted or proposed. We felt that these factors would limit the duration of the post-9/11 downturn, so we took the opportunity to sell a number of "expensive defensive "stocks and added to or purchased select names in two cyclical, economically sensitive areas: electronic technology and non-energy minerals. When markets later rallied in October and November, the Fund's higher-growth positioning allowed it to capture more of the market's upside than many of its peers.

Q:       WHAT ARE YOUR EXPECTATIONS FOR 2002?

A:       We are very positive on Europe, a region that is now starting to feel the impact of monetary union, tax reform and increased economic integration. As a result, we remain overweight in the region, with a focus on Germany and France. We are less positive on Japan due to concerns over the long-term economic picture and the critical need for corporate restructuring. Japan is seemingly unable to restructure at the macro-economic and corporate level, a situation that is aggravated by weakening cyclical conditions. Accordingly, we continue to underweight the country. For global markets in general, we believe that coordinated monetary easing should bring improved conditions to world economies by the second half of the year.

Q:       HOW IS THE PORTFOLIO POSITIONED IN TERMS OF GROWTH AND VALUE?

A:       Ivy International Fund is managed to be the core international position in an investor's portfolio. The Fund's portfolio is constructed of large-cap foreign stocks selected across the spectrum of value and growth stocks but, in aggregate, is style-neutral. We believe this strategy helps to avoid the extremes in investment performance that result from being all growth or all value. Focusing solely on one style may produce extraordinary results in one year, but it can also lead to very poor returns when that style falls from grace. Going forward, we believe that our balanced approach to international investing will have the Fund well-positioned for market conditions in 2002.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2001

 SHARE CLASS/                                                                               SINCE
 NASDAQ SYMBOL                                     1 YEAR       5 YEARS      10 YEARS     INCEPTION

 A SHARES        w/Reimb. & 5.75% sales charge     (25.57%)      (2.45%)       6.27%         9.47%
 IVINX           w/o Reimb. & 5.75% sales charge   (25.61%)      (2.46%)       6.26%         9.46%

 B SHARES        w/Reimb. & w/ CDSC                (25.79%)      (2.53%)        N/A          3.43%
 IVIBX           w/Reimb. & w/o CDSC               (21.88%)      (2.14%)        N/A          3.43%
                 w/o Reimb. & w/CDSC               (25.82%)      (2.54%)        N/A          3.43%
                 w/o Reimb. & w/o CDSC             (21.92%)      (2.15%)        N/A          3.43%

 C SHARES        w/Reimb. & w/ CDSC                (22.62%)      (2.12%)        N/A          0.02%
 IVNCX           w/Reimb. & w/o CDSC               (21.84%)      (2.12%)        N/A          0.02%
                 w/o Reimb. & w/CDSC               (22.66%)      (2.13%)        N/A          0.01%
                 w/o Reimb. & w/o CDSC             (21.88%)      (2.13%)        N/A          0.01%

 I SHARES        w/Reimb.                          (20.87%)      (0.91%)        N/A          4.42%
 IVIIX           w/o Reimb.                        (20.91%)      (0.92%)        N/A          4.41%

 ADVISOR SHARES  w/Reimb.                          (21.26%)         N/A         N/A        (24.10%)
 N/A             w/o Reimb.                        (21.33%)         N/A         N/A        (24.15%)

CDSC = Contingent Deferred Sales Charge

Advisor Class and I Class Shares are not subject to an initial sales charge or a CDSC.

Class A commenced operations November 15, 1985 (performance here is calculated based on the date the Fund first became available for sale to the public, April 30, 1986); Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Class I commenced operations October 6, 1994; Advisor Class commenced operations August 31, 2000.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

     Performance Comparison of the Fund Since Inception (4/86) of a $10,000
       Investment (Class A shares including 5.75% maximum sales charge)

                                    [GRAPH]

                                       IVY INTL       MSCI EAFE
                                       --------       ---------


30-Apr-86 ......................          9425          10000
31-May-86 ......................          9155           9555
30-Jun-86 ......................          9425          10207
31-Jul-86 ......................          9653          10836
31-Aug-86 ......................         10279          11904
30-Sep-86 ......................         10067          11782
31-Oct-86 ......................          9814          10995
30-Nov-86 ......................         10084          11628
31-Dec-86 ......................         10482          12245
31-Jan-87 ......................         11302          13545
28-Feb-87 ......................         12341          13951
31-Mar-87 ......................         13021          15095
30-Apr-87 ......................         14216          16691
31-May-87 ......................         14302          16691
30-Jun-87 ......................         14285          16159
31-Jul-87 ......................         15197          16131
31-Aug-87 ......................         15979          17341
30-Sep-87 ......................         16203          17068
31-Oct-87 ......................         12049          14676
30-Nov-87 ......................         11739          14821
31-Dec-87 ......................         12518          15261
31-Jan-88 ......................         12508          15533
29-Feb-88 ......................         13430          16569
31-Mar-88 ......................         14206          17588
30-Apr-88 ......................         14565          17843
31-May-88 ......................         14487          17271
30-Jun-88 ......................         14614          16816
31-Jul-88 ......................         14662          17343
31-Aug-88 ......................         13895          16216
30-Sep-88 ......................         14458          16924
31-Oct-88 ......................         15584          18373
30-Nov-88 ......................         15962          19467
31-Dec-88 ......................         16238          19575
31-Jan-89 ......................         17029          19920
28-Feb-89 ......................         17537          20022
31-Mar-89 ......................         17782          19629
30-Apr-89 ......................         18632          19811
31-May-89 ......................         18241          18733
30-Jun-89 ......................         18026          18418
31-Jul-89 ......................         19609          20731
31-Aug-89 ......................         19677          19799
30-Sep-89 ......................         20693          20700
31-Oct-89 ......................         19491          19868
30-Nov-89 ......................         19824          20867
31-Dec-89 ......................         20826          21638
31-Jan-90 ......................         20939          20832
28-Feb-90 ......................         20323          19378
31-Mar-90 ......................         20036          17359
30-Apr-90 ......................         19729          17221
31-May-90 ......................         21646          19187
30-Jun-90 ......................         21913          19018
31-Jul-90 ......................         22979          19286
31-Aug-90 ......................         20518          17413
30-Sep-90 ......................         17955          14986
31-Oct-90 ......................         18939          17321
30-Nov-90 ......................         18683          16299
31-Dec-90 ......................         18124          16564
31-Jan-91 ......................         18690          17099
28-Feb-91 ......................         20451          18932
31-Mar-91 ......................         20067          17795
30-Apr-91 ......................         20216          17971
31-May-91 ......................         21049          18159
30-Jun-91 ......................         19928          16824
31-Jul-91 ......................         21113          17651
31-Aug-91 ......................         21006          17292
30-Sep-91 ......................         21241          18267
31-Oct-91 ......................         21358          18525
30-Nov-91 ......................         20526          17661
31-Dec-91 ......................         21193          18573
31-Jan-92 ......................         22123          18176
29-Feb-92 ......................         22648          17526
31-Mar-92 ......................         22090          16369
30-Apr-92 ......................         23206          16446
29-May-92 ......................         24377          17547
30-Jun-92 ......................         23096          16715
31-Jul-92 ......................         22112          16287
31-Aug-92 ......................         21619          17309
30-Sep-92 ......................         21773          16967
31-Oct-92 ......................         20700          16077
30-Nov-92 ......................         20492          16228
31-Dec-92 ......................         21207          16312
31-Jan-93 ......................         21477          16310
28-Feb-93 ......................         22004          16803
31-Mar-93 ......................         23532          18267
30-Apr-93 ......................         24341          20001
31-May-93 ......................         25464          20423
30-Jun-93 ......................         25273          20105
31-Jul-93 ......................         25464          20809
31-Aug-93 ......................         27542          21932
30-Sep-93 ......................         27868          21438
31-Oct-93 ......................         29242          22099
30-Nov-93 ......................         28260          20167
31-Dec-93 ......................         31465          21623
31-Jan-94 ......................         33526          23452
28-Feb-94 ......................         32153          23387
31-Mar-94 ......................         30541          22379
30-Apr-94 ......................         31474          23329
31-May-94 ......................         31339          23195
30-Jun-94 ......................         30850          23523
31-Jul-94 ......................         32380          23749
31-Aug-94 ......................         34004          24311
30-Sep-94 ......................         33504          23545
31-Oct-94 ......................         34513          24330
30-Nov-94 ......................         32994          23160
31-Dec-94 ......................         32697          23305
31-Jan-95 ......................         31063          22410
28-Feb-95 ......................         31809          22346
31-Mar-95 ......................         32901          23739
30-Apr-95 ......................         33758          24632
31-May-95 ......................         34485          24249
30-Jun-95 ......................         34535          23912
31-Jul-95 ......................         35955          25400
31-Aug-95 ......................         34708          24431
30-Sep-95 ......................         35748          24909
31-Oct-95 ......................         35370          24239
30-Nov-95 ......................         35719          24914
31-Dec-95 ......................         36832          25917
31-Jan-96 ......................         37433          26024
29-Feb-96 ......................         37889          26112
31-Mar-96 ......................         38273          26666
30-Apr-96 ......................         39354          27441
31-May-96 ......................         39930          26936
30-Jun-96 ......................         41324          27088
31-Jul-96 ......................         39390          26296
31-Aug-96 ......................         40711          26354
30-Sep-96 ......................         40999          27054
31-Oct-96 ......................         41336          26777
30-Nov-96 ......................         43269          27843
31-Dec-96 ......................         44095          27484
31-Jan-97 ......................         44722          26523
28-Feb-97 ......................         45692          26956
31-Mar-97 ......................         45692          27054
30-Apr-97 ......................         45582          27197
31-May-97 ......................         48531          28967
30-Jun-97 ......................         50963          30565
31-Jul-97 ......................         52204          31059
31-Aug-97 ......................         48666          28740
30-Sep-97 ......................         52130          30350
31-Oct-97 ......................         47609          28017
30-Nov-97 ......................         47572          27731
31-Dec-97 ......................         48673          27973
31-Jan-98 ......................         48374          29252
28-Feb-98 ......................         51728          31129
31-Mar-98 ......................         54709          32088
30-Apr-98 ......................         55644          32342
31-May-98 ......................         54135          32185
30-Jun-98 ......................         53225          32429
31-Jul-98 ......................         54584          32757
31-Aug-98 ......................         45879          28699
30-Sep-98 ......................         44882          27819
31-Oct-98 ......................         49359          30719
30-Nov-98 ......................         52240          32293
31-Dec-98 ......................         52246          33567
31-Jan-99 ......................         52170          33468
28-Feb-99 ......................         51181          32670
31-Mar-99 ......................         53742          34034
30-Apr-99 ......................         56545          35413
31-May-99 ......................         54211          33589
30-Jun-99 ......................         55949          34899
31-Jul-99 ......................         56278          35936
31-Aug-99 ......................         56456          36067
30-Sep-99 ......................         56291          36430
31-Oct-99 ......................         56710          37795
30-Nov-99 ......................         58295          39108
31-Dec-99 ......................         63243          42618
31-Jan-00 ......................         58113          39910
29-Feb-00 ......................         59751          40984
31-Mar-00 ......................         60974          42573
30-Apr-00 ......................         58449          40333
31-May-00 ......................         58583          39348
30-Jun-00 ......................         61188          40887
31-Jul-00 ......................         58449          39172
31-Aug-00 ......................         59431          39512
30-Sep-00 ......................         54222          37588
31-Oct-00 ......................         52629          36701
30-Nov-00 ......................         50442          35324
31-Dec-00 ......................         52329          36580
31-Jan-01 ......................         52529          36592
28-Feb-01 ......................         47995          33856
30-Mar-01 ......................         44000          31557
30-Apr-01 ......................         47156          33723
31-May-01 ......................         45958          32476
30-Jun-01 ......................         44260          31141
31-Jul-01 ......................         43421          30667
31-Aug-01 ......................         42223          29890
30-Sep-01 ......................         36690          26863
31-Oct-01 ......................         38368          27551
30-Nov-01 ......................         40585          28566
31-Dec-01 ......................         41324          28736


The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

 COUNTRY BREAKDOWN                     12/31/01

                          % of Total Investments

 1.  United Kingdom                         20%
 2.  France                                 19%
 3.  Japan                                  15%
 4.  Germany                                10%
 5.  Netherlands                             8%
 6.  Switzerland                             5%
 7.  Other                                  23%


 SECTOR BREAKDOWN                      12/31/01

                          % of Total Net Assets

 1.  Financials                             21%
 2.  Information Technology                 12%
 3.  Industrials                            11%
 4.  Consumer Discretionary                 11%
 5.  Consumer Staples                       10%
 6.  Materials                              10%
 7.  Telecommunication Services              9%
 8.  Energy                                  5%
 9.  Healthcare                              4%
10.  Utilities                               1%

TOP 10 HOLDINGS                        12/31/01

 Security                  % of Total Net Assets

 1.  Vodafone AirTouch plc                 3.5%
 2.  GlaxoSmithKline plc                   2.8%
 3.  Diageo plc                            1.9%
 4.  Allianz AG                            1.9%
 5.  BHP Ltd.                              1.8%
 6.  Assicurazioni Generali S.p.A.         1.8%
 7.  Rio Tinto plc                         1.7%
 8.  HBOS plc                              1.7%
 9.  Holcim Ltd.                           1.7%
10.  Koninklijke (Royal) Philips Elec.     1.7%

The top 10 holdings and the country and sector breakdowns are as of 12/31/01 and may not be representative of the Fund's current or future investments.

                                    [PHOTO]

         Ivy International Small Companies Fund is sub-advised by Henderson Investment Management Limited's smaller companies team. The following is an interview with Miranda Richards, the team's asset allocator and international small-cap strategist.

                                 LIPPER CATEGORY

                                  International
                                    Small-Cap

"We believe that the steps we have taken to position the portfolio for 2002, combined with our long-term strategy of focusing on smaller companies with visible products, strong earnings growth and leading market positions, will benefit the Fund in the year ahead."

IVY INTERNATIONAL SMALL COMPANIES FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTMENT IN FOREIGN EQUITY SECURITIES OF COMPANIES WITH A TOTAL MARKET CAPITALIZATION OF LESS THAN $2 BILLION.

Q:       MIRANDA, HOW DID IVY INTERNATIONAL SMALL COMPANIES FUND PERFORM IN
2001?

A:       For 2001, Ivy International Small Companies Fund returned -35.65%. The
Fund significantly underperformed its benchmark, the Salomon Smith Barney EMI World ex-US Index, which returned -15.64%, and its peer group (as measured by the Lipper International Small-Cap Funds average), which returned -21.82%.

Q:       WHAT FACTORS AFFECTED PERFORMANCE?

A:       The Fund's technology holdings had the largest negative effect on performance over the course of the year. In particular, the Fund's UK and European technology stocks were hit hard when the technology market deteriorated in the first half of the year. We scaled down the technology exposure in 2001, but in hind-sight did not do so quickly enough to avoid the damage.

An underweight in Japan also contributed to underperformance. Despite a constant stream of poor macroeconomic data, Japanese small companies performed well in the first three quarters of the year. In addition, our stock selection in Japan
- which was concentrated in growth stocks - impacted performance, as defensive stocks outperformed growth names. Despite strong fundamentals, some of our stocks, such as Fuji Seal, struggled as market conditions deteriorated. A strategic under-weight in financials also worked against the Fund, as this sector performed well in spite of continued concerns over its health.

On the positive side, an early third-quarter move to a more defensive bias in our European exposure yielded good results. Defensive stocks such as Davide Campari and Lottomatica (Italy) were purchased at reasonable valuations and made a positive contribution to performance. Our Pacific positions also performed well as a result of effective stock picking, a high weighting in defensive stocks and holdings in Australia and New Zealand. Our focus on growth stocks with good long-term prospects and experienced management proved beneficial in this region, with medical products providers CSL and Cochlear contributing positively to performance.

Q:       WHAT MAJOR CHANGES WERE MADE TO THE PORTFOLIO OVER THE YEAR? HOW DID
THEY AFFECT PERFORMANCE?

A:       In the fourth quarter, we shifted into more cyclical stocks to allow the Fund to benefit from improved global growth prospects. This proved beneficial in the last two months of 2001. We also extended the European stock list and began to look at Continental Europe and the UK combined - adopting a Pan-European approach to the portfolio. In addition, we increased the Japanese weighting in the final quarter of the year. Despite the fact that economic fundamentals remain poor, we expect that the small-cap names in the region will prove to be remarkably resilient.

Q:       WHAT IS YOUR STRATEGY FOR 2002?

A:       We have taken a number of steps to position the portfolio well for the coming year. While remaining firmly small-cap, we have moved up the market-cap range, especially in Europe, into more established companies with proven management. The portfolio also now has a stronger focus on shorter-term catalysts for performance, as well as longer-term investment potential. Regionally, we are maintaining the Fund's overweight in the Pacific, particularly in Australia and New Zealand, two markets that did very well for the Fund last year. And although we recently increased the Fund's Japan weighting, we are remaining underweight in that country's financial sector due to ongoing concerns about the Japanese financial system. Instead, we are focusing on Japanese service and technology industries. We are positive on Europe, although we expect some weakness to continue until economic data begin to improve, and are continuing our strong focus on the region.

We believe that these steps, combined with our long-term strategy of focusing on smaller companies with visible products, strong earnings growth and leading market positions, will benefit the Fund in the year ahead.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2001

 SHARE CLASS/                                                                 SINCE
 NASDAQ SYMBOL                                       1 YEAR      5 YEARS     10 YEARS     INCEPTION

 A SHARES          w/Reimb. & 5.75% sales charge    (39.36%)       N/A          N/A        (3.97%)
 IYSAX             w/o Reimb. & 5.75% sales charge  (39.96%)       N/A          N/A        (6.67%)

 B SHARES          w/Reimb. & w/ CDSC               (39.28%)       N/A          N/A        (3.93%)
 IYSBX             w/Reimb. & w/o CDSC              (36.09%)       N/A          N/A        (3.53%)
                   w/o Reimb. & w/CDSC              (39.90%)       N/A          N/A        (6.51%)
                   w/o Reimb. & w/o CDSC            (36.73%)       N/A          N/A        (6.13%)

 C SHARES          w/Reimb. & w/ CDSC               (36.76%)       N/A          N/A        (3.50%)
 IYSCX             w/Reimb. & w/o CDSC              (36.13%)       N/A          N/A        (3.50%)
                   w/o Reimb. & w/CDSC              (37.40%)       N/A          N/A        (6.35%)
                   w/o Reimb. & w/o CDSC            (36.76%)       N/A          N/A        (6.35%)

 ADVISOR Shares    w/Reimb.                         (35.44%)       N/A          N/A        (6.03%)
 IYSVX             w/o Reimb.                       (36.07%)       N/A          N/A        (8.38%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.
Class A, Class B and Class C commenced operations January 1, 1997; Advisor Class commenced operations July 1, 1999.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Small Companies Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

     Performance Comparison of the Fund Since Inception (1/97) of a $10,000
        Investment (Class A shares including 5.75% maximum sales charge)

                                    [GRAPH]

                                      IVY INTL SM CO      SSB EMI WORLD EX US
                                      --------------      -------------------


  02-Jan-97 ....................         9425                  10000
  31-Jan-97 ....................         9585                   9784
  28-Feb-97 ....................         9566                   9948
  31-Mar-97 ....................         9510                   9817
  30-Apr-97 ....................         9331                   9670
  31-May-97 ....................         9548                  10290
  30-Jun-97 ....................         9783                  10522
  31-Jul-97 ....................         9849                  10363
  31-Aug-97 ....................         9274                   9921
  30-Sep-97 ....................         9472                  10097
  31-Oct-97 ....................         8803                   9698
  30-Nov-97 ....................         8369                   9265
  31-Dec-97 ....................         8245                   9060
  31-Jan-98 ....................         8369                   9438
  28-Feb-98 ....................         8997                  10142
  31-Mar-98 ....................         9682                  10619
  30-Apr-98 ....................         9701                  10700
  31-May-98 ....................         9502                  10899
  30-Jun-98 ....................         9102                  10581
  31-Jul-98 ....................         8873                  10508
  31-Aug-98 ....................         7674                   9220
  30-Sep-98 ....................         7740                   8980
  31-Oct-98 ....................         8092                   9614
  30-Nov-98 ....................         8616                   9922
  31-Dec-98 ....................         8677                  10162
  31-Jan-99 ....................         8124                  10131
  28-Feb-99 ....................         8502                   9934
  31-Mar-99 ....................         8764                  10307
  30-Apr-99 ....................         9385                  10864
  31-May-99 ....................         9162                  10580
  30-Jun-99 ....................         9540                  10941
  31-Jul-99 ....................         9782                  11350
  31-Aug-99 ....................         9695                  11525
  30-Sep-99 ....................         9559                  11498
  31-Oct-99 ....................         9588                  11383
  30-Nov-99 ....................        10596                  11772
  31-Dec-99 ....................        12100                  12548
31-Jan-2000 ....................        12547                  12238
29-Feb-2000 ....................        14481                  12751
31-Mar-2000 ....................        14491                  12802
30-Apr-2000 ....................        13733                  12022
31-May-2000 ....................        13130                  11814
30-Jun-2000 ....................        13898                  12579
31-Jul-2000 ....................        14190                  12148
31-Aug-2000 ....................        14977                  12522
30-Sep-2000 ....................        14666                  11918
31-Oct-2000 ....................        13743                  11262
30-Nov-2000 ....................        12732                  10801
31-Dec-2000 ....................        12697                  11254
31-Jan-2001 ....................        12967                  11364
28-Feb-2001 ....................        12048                  10925
31-Mar-2001 ....................        10579                  10061
30-Apr-2001 ....................        10969                  10779
31-May-2001 ....................        11069                  10754
30-Jun-2001 ....................         9620                  10369
31-Jul-2001 ....................         8971                  10097
31-Aug-2001 ....................         8761                  10062
30-Sep-2001 ....................         7463                   8770
31-Oct-2001 ....................         8002                   9131
30-Nov-2001 ....................         8202                   9481
31-Dec-2001 ....................         8170                   9494


The Salomon Smith Barney EMI World ex-US Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

 COUNTRY BREAKDOWN                      12/31/01

                          % of Total Investments

 1.  Japan                                  23%
 2.  United Kingdom                         17%
 3.  Germany                                15%
 4.  Italy                                   8%
 5.  France                                  5%
 6.  Spain                                   5%
 7.  Switzerland                             5%
 8.  Netherlands                             4%
 9.  Hong Kong                               4%
10.  Australia                               4%
11.  Other                                  10%


 SECTOR BREAKDOWN                       12/31/01

                           % of Total Net Assets

 1.  Consumer Discretionary                  25%
 2.  Industrials                             19%
 3.  Information Technology                  17%
 4.  Consumer Staples                        13%
 5.  Healthcare                              11%
 6.  Materials                                7%
 7.  Financials                               4%
 8.  Telecommunication Services               3%
 9.  Utilities                                2%


  TOP 10 HOLDINGS                        12/31/01

  Security                   % of Total Net Assets

 1.  Arrk Corporation                        4.2%
 2.  People Co., Ltd.                        3.6%
 3.  Taiyo Ink Mfg. Co., Ltd.                3.5%
 4.  Fuji Seal, Inc.                         3.4%
 5.  C TWO-NETWORK CO., LTD.                 2.8%
 6.  Tsuruha Co., Ltd.                       2.4%
 7.  Cresco, Ltd.                            2.4%
 8.  Baron de Ley, S.A.                      2.3%
 9.  Medidep SA                              2.1%
10.  BTG plc                                 2.1%

The top 10 holdings and the country and sector breakdowns are as of 12/31/01 and may not be representative of the Fund's current or future investments.

                                    [PHOTO]

         The following is an interview with Moira McLachlan, vice president and head of international equities at Ivy Management, Inc. She is the lead manager of Ivy International Value Fund.

                                 LIPPER CATEGORY

         International "For us, value investing does not mean foregoing earnings growth. Although we maintain a strict value discipline - focusing on stocks with both price-to-earnings and price-to-book ratios below market averages - we also want the Fund to benefit as the global economy recovers."

IVY INTERNATIONAL VALUE FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTING IN EQUITY SECURITIES TRADED IN EUROPE, THE FAR EAST AND LATIN AMERICA.

Q:       MOIRA, HOW DID IVY INTERNATIONAL VALUE FUND PERFORM IN 2001?

A:       For 2001, Ivy International Value Fund returned -17.17%. The Fund outperformed both its benchmark, the MSCI Europe, Australasia and Far East
(EAFE) Index, which returned -21.44%, and its peer group (as measured by the Lipper International Funds average) which returned -21.71%.

Q:       WHAT FACTORS AFFECTED PERFORMANCE?

A:       No market escaped the impact of the global economic slowdown last year, and this economic uncertainty, as well as disappointing corporate earnings, dragged most international stocks lower. Fund performance was negatively affected by holdings in insurance companies, particularly Zurich Financial. Transportation holdings such as British Airways also detracted from performance. Both areas suffered as a result of the events of September 11th.

On a relative basis, however, value funds generally performed best in 2001. The Fund, while showing a negative return, outperformed both its benchmark and the average value fund due to a number of factors.

Sector-wise, a significant overweight in the non-energy minerals (basic materials) and consumer non-durable (food and beverages, tobacco) sectors, which performed strongly, made a big contribution, as did an underweight in the struggling financial sector. Telecommunications was one of the worst-performing sectors last year, but our underweight in this market, combined with a concentration in Brazilian and Mexican telecoms, allowed us to realize positive sector returns.

On a regional basis, a large overweight in Australia, particularly in the banking sector, helped performance, as did an underweight in Japan. Within Japan, our focus on exporters, which benefited from the weaker yen, and hedging our Japanese currency exposure positively impacted performance.

Q:       DID YOU MAKE ANY SHIFTS LAST YEAR? IF SO, HOW DID THEY AFFECT
PERFORMANCE?

A:       In the third quarter, we added a cyclical component to the portfolio -
which was done to take advantage of improved prospects for economic growth - by selling some overpriced defensive stocks and increasing our positions in paper and industrials. We also added some inexpensively priced semiconductor companies such as Taiwan Semiconductor and Philips Electronics. This shift had a positive effect on performance as the year came to a close.

Q:       WHAT KIND OF MARKET DO YOU EXPECT IN 2002?

A:       The coordinated easing of monetary policy across the world could result in an improved global economic environment by the second half of the year. Markets typically discount economic conditions ahead of time, so we could see stronger stock market performance well before then. Regionally, we are very positive on Europe, a region that is now starting to feel the impact of monetary union, tax reform and increased economic integration. We are less positive on Japan due to concerns over the long-term economic picture and the critical need for corporate restructuring. Japan is seemingly unable to restructure at the macro-economic and corporate level, a situation that is aggravated by weakening cyclical conditions. Accordingly, we continue to underweight the country.

Q:       HOW IS THE PORTFOLIO POSITIONED GOING FORWARD?

A:       For us, value investing does not mean foregoing earnings growth.
Although we maintain a strict value discipline - focusing on stocks with both price-to-earnings and price-to-book ratios below market averages - we also want the Fund to benefit as the global economy recovers. That was the rationale behind adding cyclicals to the portfolio at the end of the year - these stocks fell the fastest on the way down, and we believe they will also bounce back the fastest - and remains our strategy for the first part of 2002. In the current market environment, we feel Ivy International Value Fund is well-positioned for the coming year.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2001

 SHARE CLASS/                                                                               SINCE
 NASDAQ SYMBOL                                       1 YEAR      5 YEARS     10 YEARS     INCEPTION


 A SHARES          w/Reimb. & 5.75% sales charge    (21.94%)       N/A          N/A        (2.60%)
 IVIAX             w/o Reimb. & 5.75% sales charge  (22.27%)       N/A          N/A        (2.79%)

 B SHARES          w/Reimb. & w/ CDSC               (21.94%)       N/A          N/A        (2.53%)
 IIFBX             w/Reimb. & w/o CDSC              (17.84%)       N/A          N/A        (2.10%)
                   w/o Reimb. & w/CDSC              (22.28%)       N/A          N/A        (2.73%)
                   w/o Reimb. & w/o CDSC            (18.19%)       N/A          N/A        (2.30%)

 C SHARES          w/Reimb. & w/ CDSC               (18.65%)       N/A          N/A        (2.11%)
 IVIFX             w/Reimb. & w/o CDSC              (17.84%)       N/A          N/A        (2.11%)
                   w/o Reimb. & w/CDSC              (19.01%)       N/A          N/A        (2.31%)
                   w/o Reimb. & w/o CDSC            (18.19%)       N/A          N/A        (2.31%)

 ADVISOR SHARES    w/Reimb.                         (17.03%)       N/A          N/A        (0.25%)
 IVIVX             w/o Reimb.                       (17.32%)       N/A          N/A        (0.57%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A, Class B and Class C commenced operations May 13, 1997; Advisor Class commenced operations February 23, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Value Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

     Performance Comparison of the Fund Since Inception (5/97) of a $10,000
        Investment (Class A shares including 5.75% maximum sales charge)

                                    [GRAPH]

                                     IVY INTL VALUE        MSCI EAFE
                                     --------------        ---------

  13-May-97 ....................           9425              10000
  31-May-97 ....................           9538              10651
  30-Jun-97 ....................           9660              11238
  31-Jul-97 ....................           9896              11420
  31-Aug-97 ....................           9001              10567
  30-Sep-97 ....................           9604              11159
  31-Oct-97 ....................           8615              10301
  30-Nov-97 ....................           8427              10196
  31-Dec-97 ....................           8455              10285
  31-Jan-98 ....................           8540              10756
  28-Feb-98 ....................           9256              11446
  31-Mar-98 ....................           9783              11798
  30-Apr-98 ....................           9868              11892
  31-May-98 ....................           9783              11834
  30-Jun-98 ....................           9472              11923
  31-Jul-98 ....................           9434              12044
  31-Aug-98 ....................           7806              10552
  30-Sep-98 ....................           7740              10229
  31-Oct-98 ....................           8427              11295
  30-Nov-98 ....................           9001              11874
  31-Dec-98 ....................           9016              12342
  31-Jan-99 ....................           8940              12305
  28-Feb-99 ....................           8854              12012
  31-Mar-99 ....................           9225              12514
  30-Apr-99 ....................          10062              13021
  31-May-99 ....................           9700              12350
  30-Jun-99 ....................          10043              12832
  31-Jul-99 ....................          10224              13213
  31-Aug-99 ....................          10290              13261
  30-Sep-99 ....................          10138              13395
  31-Oct-99 ....................          10185              13896
  30-Nov-99 ....................          10490              14379
  31-Dec-99 ....................          11521              15670
31-Jan-2000 ....................          10599              14674
29-Feb-2000 ....................          10676              15069
31-Mar-2000 ....................          11127              15653
30-Apr-2000 ....................          10695              14830
31-May-2000 ....................          10551              14467
30-Jun-2000 ....................          11050              15033
31-Jul-2000 ....................          10791              14403
31-Aug-2000 ....................          10877              14528
30-Sep-2000 ....................          10301              13821
31-Oct-2000 ....................          10157              13494
30-Nov-2000 ....................          10022              12988
31-Dec-2000 ....................          10686              13450
31-Jan-2001 ....................          10647              13454
28-Feb-2001 ....................          10016              12448
31-Mar-2001 ....................           9181              11603
30-Apr-2001 ....................           9706              12399
31-May-2001 ....................           9618              11941
30-Jun-2001 ....................           9346              11450
31-Jul-2001 ....................           9123              11276
31-Aug-2001 ....................           9094              10990
30-Sep-2001 ....................           7929               9877
31-Oct-2001 ....................           8182              10130
30-Nov-2001 ....................           8648              10503
31-Dec-2001 ....................           8851              10566


The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

 COUNTRY BREAKDOWN                       12/31/01

                           % of Total Investments
 1.  United Kingdom                           19%
 2.  Japan                                    14%
 3.  France                                   12%
 4.  Switzerland                               8%
 5.  Germany                                   8%
 6.  Spain                                     7%
 7.  Netherlands                               6%
 8.  Australia                                 5%
 9.  Hong Kong                                 4%
10.  Other                                    17%


 SECTOR BREAKDOWN                        12/31/01

                            % of Total Net Assets

 1.  Financials                               26%
 2.  Industrials                              11%
 3.  Materials                                10%
 4.  Consumer Discretionary                   10%
 5.  Consumer Staples                         10%
 6.  Telecommunication Services                9%
 7.  Energy                                    8%
 8.  Information Technology                    7%
 9.  Healthcare                                4%
10.  Utilities                                 2%


  TOP 10 HOLDINGS                        12/31/01

  Security                  % of Total Net Assets

 1.  Vodafone AirTouch plc                   2.7%
 2.  Koninklijke Philips Electronicas        2.2%
 3.  Bank of Ireland                         2.1%
 4.  Metso Oyj                               2.1%
 5.  Fuji Photo Film Co., Ltd.               2.1%
 6.  Holcim Ltd.                             2.1%
 7.  BNP Paribas SA                          2.0%
 8.  Cheung Kong Holdings Ltd.               1.9%
 9.  Akzo Nobel N.V.                         1.9%
10.  Australia & New Zealand Banking         1.9%

The top 10 holdings and the country and sector breakdowns are as of 12/31/01 and may not be representative of the Fund's current or future investments.

                                    [PHOTO]

         Ivy Pacific Opportunities Fund is managed by Moira McLachlan, who is supported by Ivy's international equities team. The following is an interview with team member and Asian equity specialist Sean Goldrick.

                                LIPPER CATEGORY
                                Pacific ex-Japan

"We continue to invest according to our basic disciplines, searching for companies with excellent management, strong balance sheets and proven commitments to maximizing shareholder value. We feel that this disciplined approach will have the Fund well-positioned for the year ahead."

IVY PACIFIC OPPORTUNITIES FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN SECURITIES TRADED IN PACIFIC REGION MARKETS. EXAMPLES OF PACIFIC REGION COUNTRIES INCLUDE AUSTRALIA, CHINA, HONG KONG, INDIA, KOREA, SINGAPORE, SRI LANKA AND TAIWAN.

Q:       SEAN, HOW DID IVY PACIFIC OPPORTUNITIES FUND PERFORM IN 2001?

A:       For 2001, Ivy Pacific Opportunities Fund returned -9.29%. The Fund underperformed its benchmark, the MSCI Asia Pacific Free Ex-Japan Index, (*) which returned -2.42%, and its peer group (as measured by the Lipper Pacific ex-Japan Funds average), which returned -1.79%.

Q:       WHAT FACTORS AFFECTED PERFORMANCE?

A:       Two key factors contributed to underperformance. The first was an overweight position in Hong Kong, which lagged regional performance. Holdings in interest rate-sensitive stocks in that country, including banks and property developers, were hurt by the Asian recession and local deflation. Second, performance was negatively affected by the Fund's underweight position in Korea. Our focus on large-cap stocks in Korea also impacted performance, as smaller Korean names rallied strongly in the first half of 2001 and contributed the bulk of that market's out-performance.

The Fund concluded the year strongly, however. The Fund's overweight holdings in cyclical stocks, including electronic hardware, steel and natural resources, drove performance over the period. In particular, our key investments in Taiwan Semiconductor, Samsung Electronics and UMC among the technology stocks outpaced the region, as did BHP in Australia, one of the largest global mining companies. During the fourth quarter, the Fund also drew out-performance from Hyundai Motors, a major Korean car producer and exporter to the US and Europe, and Hero Honda, a highly profitable joint venture between the Hero Group of India and Honda Motors of Japan, which is leading India's motorcycle industry.

Q:       WHAT SHIFTS WERE MADE OVER THE YEAR?

A:       We increased the portfolio's diversification over the course of the year, reducing its weightings in certain industrial and geographic investments. For example, we gradually reduced the Fund's holdings in the telecom sector to its present underweight position. We view the sector as possessing slim prospects for significant earnings creation, particularly in view of the relatively saturated nature of most

Asian markets and increasing competitive and regulatory pressures on profit margins. We also moderated our previous confidence in the Hong Kong economy in light of what we see as a continuing inability to compete under the currency arrangement in which the Hong Kong dollar is pegged to the US dollar. In addition, we moved into Australian stocks in the second half of the year, overweighting resource stocks.

Q:       WHAT IS YOUR STRATEGY FOR 2002?

A:       We have attempted to position Ivy Pacific Opportunities Fund to benefit from a rebound in global economic activity, which we believe is already in progress. After suffering the worst downturn in the past two decades, Asian technology companies, including both semiconductor and component producers, have implemented major adjustments to boost earnings. A cyclical upturn in overseas demand should result in sharply higher capacity utilization for these firms and a significant improvement in profitability.

We also believe that resource stocks should benefit from an economic rebound. The mining industry consolidated dramatically over the past four years, reducing competition and reducing capital expenditures. With little new supply likely to flood the market and significantly tighter control on output by leading producers, we expect base metal prices to rebound sharply over the course of the year. We believe that pricing for other industrial commodities, such as steel, should rebound as well from severely depressed levels. This should benefit a number of Fund positions.

In 2002, we will continue to invest according to our basic disciplines, searching for companies with excellent management, strong balance sheets and proven commitments to maximizing shareholder value. We feel that this disciplined approach will have the Fund well-positioned for the year ahead.

(*) The Fund's previous benchmark, the MSCI Asia Pacific Ex-Japan index, was discontinued by MSCI on October 31, 2001.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2001


 SHARE CLASS/                                                                               SINCE
 NASDAQ SYMBOL                                       1 YEAR      5 YEARS     10 YEARS     INCEPTION

 A SHARES          w/Reimb. & 5.75% sales charge    (14.50%)      (8.66%)        N/A        (4.66%)
 IPOAX             w/o Reimb. & 5.75% sales charge  (15.70%)      (9.37%)        N/A        (5.29%)

 B SHARES          w/Reimb. & w/ CDSC               (14.84%)      (8.72%)        N/A        (4.74%)
 IPOBX             w/Reimb. & w/o CDSC              (10.35%)      (8.35%)        N/A        (4.74%)
                   w/o Reimb. & w/CDSC              (16.05%)      (9.41%)        N/A        (5.56%)
                   w/o Reimb. & w/o CDSC            (11.63%)      (9.04%)        N/A        (5.56%)

 C SHARES          w/Reimb. & w/ CDSC               (11.15%)      (8.28%)        N/A        (5.86%)
 IPOCX             w/Reimb. & w/o CDSC              (10.25%)      (8.28%)        N/A        (5.86%)
                   w/o Reimb. & w/CDSC              (12.41%)         N/A         N/A        (6.48%)
                   w/o Reimb. & w/o CDSC            (11.52%)         N/A         N/A        (6.48%)

 ADVISOR SHARES    w/Reimb.                          (9.58%)         N/A         N/A        (3.68%)
 IPOVX             w/o Reimb.                       (10.86%)         N/A         N/A        (4.32%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A and Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations February 10, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Pacific Opportunities Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

    Performance Comparison of the Fund Since Inception (10/93) of a $10,000
        Investment (Class A shares including 5.75% maximum sales charge)

                                    [GRAPH]

                                  IVY PAC OPPS A       MSCI ASIA PAC FREE XJPN
                                  --------------       -----------------------

25-Oct-93 ..................           9425                    10000
31-Oct-93 ..................           9652                    10000
30-Nov-93 ..................           9685                     9788
31-Dec-93 ..................          10900                    11878
31-Jan-94 ..................          10426                    11493
28-Feb-94 ..................           9837                    10977
31-Mar-94 ..................           9011                     9872
30-Apr-94 ..................           9111                    10255
31-May-94 ..................           9392                    10669
30-Jun-94 ..................           8905                    10269
31-Jul-94 ..................           9309                    10799
31-Aug-94 ..................           9647                    11597
30-Sep-94 ..................           9624                    11303
31-Oct-94 ..................           9431                    11519
30-Nov-94 ..................           8620                    10622
31-Dec-94 ..................           8188                    10419
31-Jan-95 ..................           7289                     9471
28-Feb-95 ..................           7760                    10150
31-Mar-95 ..................           7927                    10137
30-Apr-95 ..................           7732                    10191
31-May-95 ..................           8452                    11021
30-Jun-95 ..................           8352                    10858
31-Jul-95 ..................           8825                    11218
31-Aug-95 ..................           8506                    10843
30-Sep-95 ..................           8722                    10937
31-Oct-95 ..................           8545                    10753
30-Nov-95 ..................           8244                    10600
31-Dec-95 ..................           8318                    11053
31-Jan-96 ..................           9247                    11792
29-Feb-96 ..................           9189                    11969
31-Mar-96 ..................           9044                    12035
30-Apr-96 ..................           9160                    12486
31-May-96 ..................           9209                    12342
30-Jun-96 ..................           9121                    12136
31-Jul-96 ..................           8782                    11341
31-Aug-96 ..................           8966                    11758
30-Sep-96 ..................           9063                    11924
31-Oct-96 ..................           9131                    11840
30-Nov-96 ..................           9731                    12378
31-Dec-96 ..................          10023                    12339
31-Jan-97 ..................           9935                    12457
28-Feb-97 ..................          10081                    12588
31-Mar-97 ..................           9682                    12006
30-Apr-97 ..................          10198                    11926
31-May-97 ..................          10967                    12413
30-Jun-97 ..................          11356                    12866
31-Jul-97 ..................          11736                    12930
31-Aug-97 ..................          11463                    10924
30-Sep-97 ..................          11210                    11004
31-Oct-97 ..................           8495                     8795
30-Nov-97 ..................           7970                     8296
31-Dec-97 ..................           7824                     8119
31-Jan-98 ..................           6529                     7750
28-Feb-98 ..................           7989                     8924
31-Mar-98 ..................           7795                     8829
30-Apr-98 ..................           7191                     8238
31-May-98 ..................           6267                     7209
30-Jun-98 ..................           5498                     6634
31-Jul-98 ..................           5060                     6527
31-Aug-98 ..................           4350                     5596
30-Sep-98 ..................           4953                     6071
31-Oct-98 ..................           6053                     7133
30-Nov-98 ..................           6286                     7668
31-Dec-98 ..................           6215                     7760
31-Jan-99 ..................           5732                     7832
28-Feb-99 ..................           5653                     7672
31-Mar-99 ..................           6176                     8377
30-Apr-99 ..................           7320                     9700
31-May-99 ..................           7162                     9294
30-Jun-99 ..................           8692                    10464
31-Jul-99 ..................           8366                    10302
31-Aug-99 ..................           8484                    10335
30-Sep-99 ..................           7991                     9796
31-Oct-99 ..................           8090                     9974
30-Nov-99 ..................           8800                    10812
31-Dec-99 ..................           9119                    11627
31-Jan-00 ..................           9009                    11467
29-Feb-00 ..................           8631                    11219
31-Mar-00 ..................           9488                    11404
30-Apr-00 ..................           8969                    10538
31-May-00 ..................           8551                     9750
30-Jun-00 ..................           9189                    10454
31-Jul-00 ..................           9448                     9969
31-Aug-00 ..................           9169                     9928
30-Sep-00 ..................           8312                     8948
31-Oct-00 ..................           7485                     8276
30-Nov-00 ..................           7116                     8083
31-Dec-00 ..................           7455                     8143
31-Jan-01 ..................           8198                     9021
28-Feb-01 ..................           7565                     8599
31-Mar-01 ..................           6932                     7646
30-Apr-01 ..................           6993                     7870
31-May-01 ..................           6832                     7858
30-Jun-01 ..................           6731                     7786
31-Jul-01 ..................           6450                     7477
31-Aug-01 ..................           6219                     7407
30-Sep-01 ..................           5174                     6306
31-Oct-01 ..................           5566                     6707
30-Nov-01 ..................           6279                     7499
31-Dec-01 ..................           6762                     7945



The Morgan Stanley Capital International (MSCI) Asia Pacific Free
(Excluding-Japan) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

 COUNTRY BREAKDOWN                                                12/31/01

                                                   % of Total Investments

 1.  Hong Kong                                                        25%
 2.  Australia                                                        22%
 3.  Taiwan                                                           19%
 4.  South Korea                                                      18%
 5.  India                                                            12%
 6.  Singapore                                                         4%


 SECTOR BREAKDOWN                                                 12/31/01

                                                   % of Total Net Assets

1.   Information Technology                                           31%
2.   Financials                                                       30%
3.   Materials                                                        14%
4.   Consumer Discretionary                                           12%
5.   Telecommunication Services                                        5%
6.   Consumer Staples                                                  5%
7.   Industrials                                                       2%


 TOP 10 HOLDINGS                                                  12/31/01

 Security                                          % of Total Net Assets

 1.  Infosys Technologies                                            6.1%
 2.  Taiwan Semiconductor Mfg.  Co.                                  6.0%
 3.  Samsung Electronics                                             6.0%
 4.  United Microelectronics Corp.                                   5.3%
 5.  Hon Hai Precision Industry Co.                                  5.2%
 6.  Hang Lung Properties Limited                                    5.0%
 7.  BHP Limited                                                     4.5%
 8.  Pohang Iron & Steel Company                                     4.1%
 9.  Sun Hung Kai Properties Ltd.                                    3.8%
10.  Hero Honda Motors Ltd.                                          3.7%

The top 10 holdings and the country and sector breakdowns are as of 12/31/01 and may not be representative of the Fund's current or future investments.

                                    [PHOTO]

         Ivy Growth Fund utilizes a dual-manager approach. The large-cap portion is managed by Paul Baran, senior vice president at Ivy Management, Inc. The small/mid-cap portion is managed by James W. Broadfoot III, president of Ivy Management, Inc.

                                 LIPPER CATEGORY

                                Multi-Cap Growth

"Throughout the year, we'll be carefully monitoring both economic and market conditions to identify growth opportunities."

-- Paul Baran

"Growth stocks generally do better coming out of a recession, and as the visibility of the recovery rises, stock price behavior should become more dependent on the fundamental health of the company issuing the stock."

 -- Jim Broadfoot

IVY GROWTH FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN US COMPANIES OF ANY SIZE.

For 2001, Ivy Growth Fund returned -22.43%. The Fund underperformed its benchmark, the Russell 3000 Growth Index, which returned -19.63%, but outperformed its peer group (as measured by the Lipper Multi-Cap Growth Funds average), which returned -26.00%.

LARGE-CAP PORTION

Q:       PAUL, WHAT FACTORS AFFECTED PERFORMANCE?

A:       With a weak economy and disappointing corporate news, the majority of blue chip stocks showed negative returns for the year. Large holdings such as GE and Merck were down considerably, detracting from performance. However, we were able to limit the downside by being defensively positioned in the first nine months of the year - a strategy based on our early anticipation of a recession. During this time, the portfolio benefited from exposure to healthcare companies, retailers and high-quality telecoms. This focus on quality helped us in the technology area as well. We saw high returns from bellwether companies such as Dell Computer, Intel and Microsoft, which offset early losses in the fiber-optic sector of technology. After September 11th, renewed monetary stimulus and an improving economic outlook caused us to shift away from the more-defensive growth stocks toward those that we felt would benefit from a quicker economic recovery. This shift benefited performance as the year came to a close.

Q:       HOW IS THE PORTFOLIO POSITIONED GOING FORWARD?

A:       We believe the US economy will recover by the spring or summer of 2002, so we are focusing on the areas that have not adequately discounted the recovery
- those stocks that haven't yet seen a large move off the bottom. Throughout the year, we'll be carefully monitoring both economic and market conditions to identify growth opportunities. We believe that this approach, combined with our disciplined, long-term strategy of seeking out high-quality large-cap growth names, will benefit the Fund in the year ahead.

SMALL/MID-CAP PORTION

Q:       JIM, WHAT FACTORS AFFECTED PERFORMANCE?

A:       Our long-term investment style is based on identifying market leaders with high quality business models, strong fundamentals and resilient earnings. Unfortunately, the emerging growth stocks that did best last year did so in spite of poor fundamentals and questionable business models. In the fourth quarter, for example, a market rally benefited beaten-up micro-cap stocks the most. We avoid these very small stocks, many of which had deteriorating fundamentals, because in our view their gains are not sustainable.

In terms of sectors, an underweight in technology and an overweight in healthcare in the second half of the year, as well as an energy overweight during the course of the year, detracted from performance. However, a focus on companies with leading niche positions, such as the University of Phoenix Online and PEC Solutions, contributed positively to performance.

Q:       WHAT IS YOUR OUTLOOK FOR 2002?

A:       We believe an economic recovery will lift growth stocks ahead of value stocks again. Growth stocks generally do better coming out of a recession, and as the visibility of the recovery rises, stock price behavior should become more dependent on the fundamental health of the company issuing the stock. We remain cautious about technology stocks, adding selectively to holdings but waiting for first-quarter earnings reports, since many of these stocks moved far ahead of fundamentals at the end of 2001. We expect the healthcare sector, which continues to benefit from improving fundamentals, to outperform the market, and it remains our largest sector position. Going forward, we feel that adhering to our disciplined, long-term focus on strong companies with good visibility and resilient earnings -- rather than chasing after short-term market trends - will benefit the Fund in 2002.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2001

 SHARE CLASS/                                                                               SINCE
 NASDAQ SYMBOL                                       1 YEAR      5 YEARS     10 YEARS     INCEPTION


 A SHARES          w/Reimb. & 5.75% sales charge    (26.89%)      (0.93%)       5.02%        9.39%
 IVYFX             w/o Reimb. & 5.75% sales charge  (26.89%)      (0.93%)       5.00%        9.38%

 B Shares          w/Reimb. & w/ CDSC               (27.05%)      (1.11%)        N/A         4.09%
 IVYBX             w/Reimb. & w/o CDSC              (23.21%)      (0.71%)        N/A         4.09%
                   w/o Reimb. & w/CDSC              (27.05%)      (1.11%)        N/A         4.07%
                   w/o Reimb. & w/o CDSC            (23.21%)      (0.71%)        N/A         4.07%

 C Shares          w/Reimb. & w/ CDSC               (23.97%)      (0.80%)        N/A         0.18%
 IVYCX             w/Reimb. & w/o CDSC              (23.20%)      (0.80%)        N/A         0.18%
                   w/o Reimb. & w/CDSC              (23.97%)      (0.80%)        N/A         0.18%
                   w/o Reimb. & w/o CDSC            (23.20%)      (0.80%)        N/A         0.18%

 Advisor Shares    w/Reimb.                         (22.68%)         N/A         N/A        (6.22%)
 IVYVX             w/o Reimb.                       (22.68%)         N/A         N/A        (6.22%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A commenced operations January 12, 1960; Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Growth Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

       10-Year Performance Comparison of a $10,000 Investment in the Fund
             (Class A shares including 5.75% maximum sales charge)

                                    [GRAPH]



                     IVY GROWTH         IVY GR 10YR          S&P500          R2500 GROWTH         R3000GROWTH
                     ----------         -----------          ------          ------------         -----------
                                                          GR OF 10K/10YR
30-Sep-61 .....          9425
31-Oct-61 .....         10660
30-Nov-61 .....         11377
31-Dec-61 .....         11764
31-Jan-62 .....         11601
28-Feb-62 .....         11961
31-Mar-62 .....         11765
30-Apr-62 .....         10359
31-May-62 .....          8335
30-Jun-62 .....          7368
31-Jul-62 .....          7835
31-Aug-62 .....          8529
30-Sep-62 .....          7935
31-Oct-62 .....          7308
30-Nov-62 .....          7990
31-Dec-62 .....          7997
31-Jan-63 .....          8529
28-Feb-63 .....          8286
31-Mar-63 .....          8314
30-Apr-63 .....          8429
31-May-63 .....          8610
30-Jun-63 .....          8635
31-Jul-63 .....          8672
31-Aug-63 .....          9259
30-Sep-63 .....          9192
31-Oct-63 .....          9379
30-Nov-63 .....          9340
31-Dec-63 .....          9292
31-Jan-64 .....          9338
29-Feb-64 .....          9550
31-Mar-64 .....          9950
30-Apr-64 .....          9754
31-May-64 .....          9708
30-Jun-64 .....          9828
31-Jul-64 .....         10043
31-Aug-64 .....          9573
30-Sep-64 .....          9987
31-Oct-64 .....         10033
30-Nov-64 .....          9805
31-Dec-64 .....          9939
31-Jan-65 .....         10443
28-Feb-65 .....         10584
31-Mar-65 .....         10757
30-Apr-65 .....         11080
31-May-65 .....         10738
30-Jun-65 .....          9573
31-Jul-65 .....          9805
31-Aug-65 .....         10392
30-Sep-65 .....         11043
31-Oct-65 .....         11501
30-Nov-65 .....         11922
31-Dec-65 .....         12481
31-Jan-66 .....         12876
28-Feb-66 .....         13371
31-Mar-66 .....         13157
30-Apr-66 .....         14278
31-May-66 .....         12971
30-Jun-66 .....         13295
31-Jul-66 .....         12875
31-Aug-66 .....         11781
30-Sep-66 .....         11385
31-Oct-66 .....         11137
30-Nov-66 .....         12577
31-Dec-66 .....         12681
31-Jan-67 .....         14548
28-Feb-67 .....         15337
31-Mar-67 .....         15606
30-Apr-67 .....         16812
31-May-67 .....         16496
30-Jun-67 .....         19205
31-Jul-67 .....         20415
31-Aug-67 .....         19902
30-Sep-67 .....         21259
31-Oct-67 .....         21402
30-Nov-67 .....         21918
31-Dec-67 .....         24437
31-Jan-68 .....         24067
29-Feb-68 .....         25149
31-Mar-68 .....         22764
30-Apr-68 .....         22894
31-May-68 .....         27965
30-Jun-68 .....         29233
31-Jul-68 .....         29273
31-Aug-68 .....         30133
30-Sep-68 .....         32216
31-Oct-68 .....         33195
30-Nov-68 .....         35227
31-Dec-68 .....         34978
31-Jan-69 .....         34966
28-Feb-69 .....         32409
31-Mar-69 .....         32445
30-Apr-69 .....         32655
31-May-69 .....         32175
30-Jun-69 .....         28817
31-Jul-69 .....         26148
31-Aug-69 .....         27767
30-Sep-69 .....         26328
31-Oct-69 .....         28337
30-Nov-69 .....         26178
31-Dec-69 .....         24799
31-Jan-70 .....         23299
28-Feb-70 .....         24492
31-Mar-70 .....         23965
30-Apr-70 .....         20084
31-May-70 .....         18408
30-Jun-70 .....         17632
31-Jul-70 .....         18656
31-Aug-70 .....         19277
30-Sep-70 .....         20798
31-Oct-70 .....         19898
30-Nov-70 .....         20643
31-Dec-70 .....         22350
31-Jan-71 .....         24865
28-Feb-71 .....         25483
31-Mar-71 .....         27040
30-Apr-71 .....         27771
31-May-71 .....         25960
30-Jun-71 .....         26119
31-Jul-71 .....         25833
31-Aug-71 .....         26500
30-Sep-71 .....         26786
31-Oct-71 .....         25292
30-Nov-71 .....         24562
31-Dec-71 .....         26341
31-Jan-72 .....         28629
29-Feb-72 .....         29171
31-Mar-72 .....         29041
30-Apr-72 .....         29462
31-May-72 .....         29106
30-Jun-72 .....         28944
31-Jul-72 .....         28394
31-Aug-72 .....         28879
30-Sep-72 .....         29041
31-Oct-72 .....         28912
30-Nov-72 .....         30336
31-Dec-72 .....         30077
31-Jan-73 .....         28976
28-Feb-73 .....         26959
31-Mar-73 .....         26597
30-Apr-73 .....         24132
31-May-73 .....         22126
30-Jun-73 .....         21765
31-Jul-73 .....         23310
31-Aug-73 .....         22718
30-Sep-73 .....         25578
31-Oct-73 .....         26039
30-Nov-73 .....         22093
31-Dec-73 .....         22784
31-Jan-74 .....         25052
28-Feb-74 .....         24824
31-Mar-74 .....         23689
30-Apr-74 .....         21854
31-May-74 .....         19485
30-Jun-74 .....         19018
31-Jul-74 .....         18184
31-Aug-74 .....         16849
30-Sep-74 .....         15014
31-Oct-74 .....         16582
30-Nov-74 .....         16115
31-Dec-74 .....         15281
31-Jan-75 .....         18084
28-Feb-75 .....         18869
31-Mar-75 .....         18971
30-Apr-75 .....         19926
31-May-75 .....         20472
30-Jun-75 .....         21496
31-Jul-75 .....         20302
31-Aug-75 .....         19756
30-Sep-75 .....         19039
31-Oct-75 .....         19926
30-Nov-75 .....         20302
31-Dec-75 .....         19858
31-Jan-76 .....         22144
29-Feb-76 .....         22215
31-Mar-76 .....         22145
30-Apr-76 .....         21795
31-May-76 .....         21725
30-Jun-76 .....         22950
31-Jul-76 .....         22740
31-Aug-76 .....         22915
30-Sep-76 .....         23160
31-Oct-76 .....         22495
30-Nov-76 .....         22600
31-Dec-76 .....         23474
31-Jan-77 .....         22110
28-Feb-77 .....         21545
31-Mar-77 .....         21294
30-Apr-77 .....         20901
31-May-77 .....         20543
30-Jun-77 .....         21795
31-Jul-77 .....         21581
31-Aug-77 .....         21831
30-Sep-77 .....         21759
31-Oct-77 .....         20722
30-Nov-77 .....         21616
31-Dec-77 .....         21759
31-Jan-78 .....         20507
28-Feb-78 .....         19779
31-Mar-78 .....         20072
30-Apr-78 .....         22233
31-May-78 .....         22893
30-Jun-78 .....         22600
31-Jul-78 .....         23662
31-Aug-78 .....         24504
30-Sep-78 .....         24431
31-Oct-78 .....         22050
30-Nov-78 .....         22307
31-Dec-78 .....         22819
31-Jan-79 .....         23845
28-Feb-79 .....         23102
31-Mar-79 .....         24811
30-Apr-79 .....         25305
31-May-79 .....         25419
30-Jun-79 .....         26939
31-Jul-79 .....         27889
31-Aug-79 .....         29523
30-Sep-79 .....         29599
31-Oct-79 .....         27243
30-Nov-79 .....         28953
31-Dec-79 .....         29903
31-Jan-80 .....         31575
29-Feb-80 .....         30844
31-Mar-80 .....         28983
30-Apr-80 .....         30686
31-May-80 .....         32982
30-Jun-80 .....         33893
31-Jul-80 .....         35833
31-Aug-80 .....         36269
30-Sep-80 .....         37021
31-Oct-80 .....         37140
30-Nov-80 .....         39872
31-Dec-80 .....         40228
31-Jan-81 .....         39001
28-Feb-81 .....         40071
31-Mar-81 .....         42455
30-Apr-81 .....         42167
31-May-81 .....         42208
30-Jun-81 .....         42701
31-Jul-81 .....         42003
31-Aug-81 .....         40030
30-Sep-81 .....         38550
31-Oct-81 .....         40852
30-Nov-81 .....         44263
31-Dec-81 .....         42660
31-Jan-82 .....         42290
28-Feb-82 .....         41374
31-Mar-82 .....         41767
30-Apr-82 .....         43645
31-May-82 .....         42859
30-Jun-82 .....         41723
31-Jul-82 .....         41199
31-Aug-82 .....         46092
30-Sep-82 .....         48451
31-Oct-82 .....         54917
30-Nov-82 .....         56315
31-Dec-82 .....         56752
31-Jan-83 .....         57233
28-Feb-83 .....         59338
31-Mar-83 .....         63627
30-Apr-83 .....         68584
31-May-83 .....         68393
30-Jun-83 .....         69156
31-Jul-83 .....         67869
31-Aug-83 .....         69346
30-Sep-83 .....         71968
31-Oct-83 .....         72254
30-Nov-83 .....         74208
31-Dec-83 .....         73874
31-Jan-84 .....         74589
29-Feb-84 .....         71941
31-Mar-84 .....         73033
30-Apr-84 .....         73033
31-May-84 .....         68551
30-Jun-84 .....         69930
31-Jul-84 .....         69528
31-Aug-84 .....         74757
30-Sep-84 .....         75906
31-Oct-84 .....         77860
30-Nov-84 .....         77687
31-Dec-84 .....         79756
31-Jan-85 .....         84468
28-Feb-85 .....         85836
31-Mar-85 .....         87003
30-Apr-85 .....         86938
31-May-85 .....         90569
30-Jun-85 .....         92190
31-Jul-85 .....         92579
31-Aug-85 .....         93357
30-Sep-85 .....         90958
31-Oct-85 .....         94524
30-Nov-85 .....         99321
31-Dec-85 .....        103081
31-Jan-86 .....        102433
28-Feb-86 .....        109676
31-Mar-86 .....        114131
30-Apr-86 .....        114057
31-May-86 .....        118147
30-Jun-86 .....        117197
31-Jul-86 .....        113692
31-Aug-86 .....        121286
30-Sep-86 .....        118147
31-Oct-86 .....        120775
30-Nov-86 .....        122893
31-Dec-86 .....        120915
31-Jan-87 .....        130541
28-Feb-87 .....        136423
31-Mar-87 .....        138911
30-Apr-87 .....        136041
31-May-87 .....        137571
30-Jun-87 .....        142355
31-Jul-87 .....        148669
31-Aug-87 .....        151730
30-Sep-87 .....        150104
31-Oct-87 .....        120447
30-Nov-87 .....        114420
31-Dec-87 .....        119213
31-Jan-88 .....        123354
29-Feb-88 .....        127101
31-Mar-88 .....        125523
30-Apr-88 .....        126115
31-May-88 .....        126213
30-Jun-88 .....        130453
31-Jul-88 .....        129960
31-Aug-88 .....        127002
30-Sep-88 .....        131045
31-Oct-88 .....        133806
30-Nov-88 .....        132031
31-Dec-88 .....        133993
31-Jan-89 .....        142311
28-Feb-89 .....        139369
31-Mar-89 .....        143325
30-Apr-89 .....        150020
31-May-89 .....        154787
30-Jun-89 .....        153266
31-Jul-89 .....        169495
31-Aug-89 .....        172437
30-Sep-89 .....        173147
31-Oct-89 .....        165945
30-Nov-89 .....        169799
31-Dec-89 .....        170489
31-Jan-90 .....        157130
28-Feb-90 .....        159211
31-Mar-90 .....        162715
30-Apr-90 .....        160196
31-May-90 .....        175526
30-Jun-90 .....        174978
31-Jul-90 .....        175197
31-Aug-90 .....        160415
30-Sep-90 .....        152860
31-Oct-90 .....        149684
30-Nov-90 .....        159430
31-Dec-90 .....        164079
31-Jan-91 .....        171480
28-Feb-91 .....        182183
31-Mar-91 .....        187535
30-Apr-91 .....        186852
31-May-91 .....        195733
30-Jun-91 .....        187877
31-Jul-91 .....        196644
31-Aug-91 .....        200629
30-Sep-91 .....        197783
31-Oct-91 .....        201199
30-Nov-91 .....        191634
31-Dec-91 .....        214557              9425             10000             10000             10000
31-Jan-92 .....        211258              9280              9814             10423              9815
29-Feb-92 .....        214811              9436              9941             10526              9836
31-Mar-92 .....        209989              9224              9747              9925              9549
30-Apr-92 .....        214049              9403             10034              9408              9580
29-May-92 .....        211892              9308             10083              9425              9645
30-Jun-92 .....        206183              9057              9933              8912              9381
31-Jul-92 .....        213669              9386             10339              9258              9794
31-Aug-92 .....        207071              9096             10127              8985              9658
30-Sep-92 .....        207959              9135             10246              9123              9779
31-Oct-92 .....        211512              9291             10281              9510              9942
30-Nov-92 .....        222804              9787             10631             10276             10406
31-Dec-92 .....        225733              9916             10762             10579             10522
31-Jan-93 .....        226788              9962             10852             10653             10419
28-Feb-93 .....        224077              9843             11000             10118             10226
31-Mar-93 .....        231757             10181             11232             10446             10427
30-Apr-93 .....        224679              9870             10960             10056             10016
31-May-93 .....        231908             10187             11254             10675             10384
30-Jun-93 .....        231606             10174             11287             10701             10298
31-Jul-93 .....        231305             10161             11241             10710             10137
31-Aug-93 .....        243955             10716             11668             11274             10558
30-Sep-93 .....        241094             10591             11578             11564             10515
31-Oct-93 .....        248207             10903             11818             11791             10809
30-Nov-93 .....        244464             10739             11705             11364             10705
31-Dec-93 .....        253479             11135             11847             11863             10911
31-Jan-94 .....        264238             11607             12249             12205             11166
28-Feb-94 .....        259238             11388             11917             12226             10977
31-Mar-94 .....        244526             10741             11397             11515             10433
30-Apr-94 .....        247057             10853             11543             11501             10480
31-May-94 .....        248604             10921             11733             11271             10603
30-Jun-94 .....        236871             10405             11445             10770             10277
31-Jul-94 .....        247157             10857             11821             11004             10609
31-Aug-94 .....        261666             11494             12306             11813             11218
30-Sep-94 .....        254966             11200             12005             11807             11085
31-Oct-94 .....        257200             11298             12275             12010             11332
30-Nov-94 .....        243231             10685             11828             11478             10960
31-Dec-94 .....        245958             10804             12003             11711             11151
31-Jan-95 .....        244036             10720             12314             11597             11342
28-Feb-95 .....        253785             11148             12794             12227             11822
31-Mar-95 .....        259836             11414             13172             12702             12168
30-Apr-95 .....        265535             11664             13560             12845             12426
31-May-95 .....        274266             12048             14102             13043             12834
30-Jun-95 .....        281939             12385             14429             13834             13366
31-Jul-95 .....        296743             13035             14908             14925             13971
31-Aug-95 .....        298228             13101             14945             15049             14002
30-Sep-95 .....        307365             13502             15576             15371             14610
31-Oct-95 .....        297992             13090             15520             14828             14545
30-Nov-95 .....        308922             13570             16201             15435             15118
31-Dec-95 .....        313188             13758             16513             15640             15229
31-Jan-96 .....        322911             14185             17076             15688             15674
29-Feb-96 .....        330016             14497             17234             16378             16003
31-Mar-96 .....        334504             14694             17400             16734             16052
30-Apr-96 .....        346470             15220             17656             17880             16557
31-May-96 .....        349088             15335             18112             18518             17164
30-Jun-96 .....        343479             15088             18181             17589             17064
31-Jul-96 .....        318424             13988             17378             15841             15952
31-Aug-96 .....        332821             14620             17744             16932             16439
30-Sep-96 .....        350771             15409             18743             17831             17601
31-Oct-96 .....        348901             15326             19260             17276             17620
30-Nov-96 .....        366664             16107             20716             17909             18862
31-Dec-96 .....        367113             16126             20305             17997             18561
31-Jan-97 .....        381582             16762             21574             18535             19782
28-Feb-97 .....        368973             16208             21743             17723             19548
31-Mar-97 .....        351816             15455             20849             16557             18462
30-Apr-97 .....        353677             15536             22094             16631             19562
31-May-97 .....        389231             17098             23439             18625             21098
30-Jun-97 .....        401426             17634             24489             19248             21931
31-Jul-97 .....        427058             18760             26438             20469             23793
31-Aug-97 .....        411555             18079             24957             20969             22596
30-Sep-97 .....        433673             19050             26324             22450             23779
31-Oct-97 .....        407628             17906             25444             21049             22842
30-Nov-97 .....        406387             17852             26622             20726             23656
31-Dec-97 .....        410030             18012             27079             20652             23896
31-Jan-98 .....        407727             17911             27379             20383             24511
28-Feb-98 .....        441359             19388             29354             22132             26384
31-Mar-98 .....        462781             20329             30857             22954             27441
30-Apr-98 .....        469001             20602             31167             23163             27801
31-May-98 .....        455871             20025             30632             21676             26897
30-Jun-98 .....        463703             20369             31876             21834             28421
31-Jul-98 .....        447578             19661             31536             20209             28039
31-Aug-98 .....        364651             16018             26977             15617             23646
30-Sep-98 .....        384691             16899             28705             16986             25506
31-Oct-98 .....        407496             17900             31040             18133             27500
30-Nov-98 .....        443432             19479             32921             19423             29594
31-Dec-98 .....        467657             20543             34818             21293             32263
31-Jan-99 .....        480831             21122             36274             21909             34125
28-Feb-99 .....        451190             19820             35147             20131             32451
31-Mar-99 .....        470715             20677             36553             21068             34121
30-Apr-99 .....        487888             21432             37969             22749             34370
31-May-99 .....        476361             20925             37072             22984             33396
30-Jun-99 .....        506707             22259             39130             24609             35691
31-Jul-99 .....        497297             21845             37908             24107             34559
31-Aug-99 .....        502002             22052             37720             23586             34988
30-Sep-99 .....        502237             22062             36686             23755             34348
31-Oct-99 .....        532819             23406             39008             24912             36823
30-Nov-99 .....        562224             24697             39801             27853             38936
31-Dec-99 .....        616680             27089             42145             33106             43177
31-Jan-00 .....        599697             26343             40027             32921             41269
29-Feb-00 .....        668464             29364             39270             41366             43847
31-Mar-00 .....        695470             30550             43111             38121             46326
30-Apr-00 .....        623918             27407             41814             34406             43943
31-May-00 .....        579929             25475             40956             31343             41619
30-Jun-00 .....        648697             28496             41966             35487             44921
31-Jul-00 .....        614731             27004             41310             32579             42910
31-Aug-00 .....        675424             29670             43876             36825             46837
30-Sep-00 .....        614731             27004             41560             34443             42547
31-Oct-00 .....        565730             24851             41384             32313             40433
30-Nov-00 .....        457429             20094             38121             26157             34381
31-Dec-00 .....        479114             21046             38308             27779             33498
31-Jan-01 .....        504381             22156             39667             29578             35840
28-Feb-01 .....        431459             18953             36050             25014             29838
31-Mar-01 .....        393398             17281             33766             22247             26630
30-Apr-01 .....        441373             19389             36390             25638             29990
31-May-01 .....        436896             19192             36634             26380             29632
30-Jun-01 .....        427301             18770             35755             26997             29064
31-Jul-01 .....        407791             17913             35403             24989             28213
31-Aug-01 .....        375487             16494             33186             23326             25941
30-Sep-01 .....        326552             14345             30507             19674             23244
31-Oct-01 .....        342864             15061             31088             21614             24528
30-Nov-01 .....        369730             16241             33473             23482             26863
31-Dec-01 .....        371638             16325             33766             24769             26924





Ivy Growth Fund recently changed its benchmark to one that more accurately reflects the universe of securities in which it invests. The chart at left shows the growth of both the Fund's prior benchmark (the S&P 500 Index) and current benchmark (the Russell 3000 Growth Index).

The S&P 500 Index and the Russell 3000 Growth Index are unmanaged indexes of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

 SECTOR BREAKDOWN                                                  12/31/01

                                                      % of Total Net Assets

 1.   Information Technology                                           27%
 2.   Healthcare                                                       21%
 3.   Industrials                                                      11%
 4.   Financials                                                        8%
 5.   Consumer Discretionary                                           13%
 6.   Energy                                                            8%
 7.   Consumer Staples                                                  4%
 8.   Telecommunication Services                                        1%
 9.   Materials                                                         1%
10.   Miscellaneous                                                     2%


  TOP 10 HOLDINGS                                                  12/31/01

  Security                                            % of Total Net Assets

 1.   General Electric Company                                        3.2%
 2.   Microsoft Corporation                                           2.5%
 3.   S&P 500 Depository Receipts                                     2.4%
 4.   Cisco Systems,  Inc.                                            2.0%
 5.   Intel Corporation                                               1.8%
 6.   Wal-Mart Stores,  Inc.                                          1.7%
 7.   Exxon Mobil Corporation                                         1.7%
 8.   Pfizer Inc.                                                     1.5%
 9.   American International Group                                    1.5%
10.   International Business Machines                                 1.5%

The top 10 holdings and the sector breakdown are as of 12/31/01 and may not be representative of the Fund's current or future investments.

                                    [PHOTO]

         An interview with Paul Baran, portfolio manager of the Ivy US Blue Chip Fund. Mr. Baran is a senior vice president at Ivy Management, Inc. and a member of the domestic equities team.

                                 LIPPER CATEGORY

                                 Large-Cap Core

"Long-term, we believe that the economy will settle into a pattern of steady GDP growth, and that the market will return to historical norms. We expect stocks to do well once the economy is back on track, but we don't expect to see the kind of massive gains typical of the late 1990s."

IVY US BLUE CHIP FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY BY INVESTING IN COMMON STOCKS OF ESTABLISHED DOMESTIC COMPANIES THAT EITHER HOLD A LEADING INDUSTRY POSITION OR THAT ARE EXPECTED TO DO SO IN THE FUTURE.

Q:       PAUL, HOW DID IVY US BLUE CHIP FUND PERFORM IN 2001?

A:       For 2001, Ivy US Blue Chip Fund returned -11.61%. The Fund slightly outperformed its benchmark, the S&P 500 Index, which returned -11.87%. The Fund also outperformed its peer group (as measured by the Lipper Large-Cap Core Funds average), which returned -13.76%.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A:       A worsening economy and weak corporate performance kept large-cap US stocks in negative territory for the year. Not many companies could escape the effects of the recession, and more than a few filed for bankruptcy. In this environment, the Fund performed well on a relative basis, beating its benchmark and peer group. However, absolute performance was still lower than we would like it to be. Stocks such as Merck, GE, Cisco and Bristol-Myers, all of whom were large holdings, were down for the year and detracted from Fund returns.

Relative outperformance stemmed from two strategic decisions made during the year. At the beginning of 2001, prevailing economic trends and sluggish action by the Federal Reserve led us to believe that the economy was entering a lengthy recession. Few held this belief at the time, but alarming unemployment numbers, high interest rates and other signals put us on the defensive. Accordingly, we restructured the portfolio by focusing on stocks that we believed would perform well in a recession.

This defensive positioning worked well during the first nine months of 2001. The portfolio benefited from exposure to healthcare companies such as Johnson & Johnson and Pfizer; homebuilding retailers such as Lowes and Home Depot; discount retailers such as Target; and high-quality telecoms such as BellSouth and Verizon. This focus on quality also helped us in the technology and energy areas. In technology, we saw high returns from bellwether companies such as Dell Computer, Intel and Microsoft, which offset early losses in the fiber-optic sector of technology. In energy, a focus on diversified integrated oil companies as opposed to the higher-risk service and exploration companies helped the portfolio's energy portion withstand the weakening price of oil.

After September 11th, the macroeconomic picture changed dramatically. The Federal Reserve made a concerted effort to significantly reduce interest rates, and the US government proposed a number of measures to stimulate the economy. We felt that these actions would reinvigorate the economy and shorten the recession, so we shifted focus away from more-defensive stocks toward those that would benefit from a quicker economic recovery. We reduced the Fund's exposure to healthcare and increased holdings in the retailing area, adding Best Buy, Bed Bath & Beyond, and others. We also increased exposure to electric utility companies - our research shows that major producers of electricity typically benefit in a recovering economy - and brokerages. This shift clearly benefited performance as the year came to a close.

Q:       WHAT ARE YOUR EXPECTATIONS FOR 2002?

A:       We believe the economy will recover by the summer of 2002. Stocks are already beginning to discount this recovery, which is typical: markets usually move six to nine months before a recession ends. Long-term, we believe that the economy will settle into a pattern of steady GDP growth, and that the market will return to historical norms. We expect stocks to do well once the economy is back on track, but we don't expect to see the kind of massive gains typical of the late 1990s.

Q:       WHAT IS YOUR STRATEGY FOR THE YEAR?

A:       Going forward, we are focusing on areas that have not adequately discounted an economic recovery - stocks that are still under-valued and haven't yet seen a large move off the bottom. As we enter 2002, we're looking at the energy, electric utility and industrial sectors, but throughout the year we'll be carefully monitoring both economic and market conditions to identify opportunities. We believe that this approach, combined with our disciplined, long-term strategy of staying sector-neutral and fully invested (excess cash is held in S&P Depository Receipts), will benefit Ivy US Blue Chip Fund in 2002.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2001

 SHARE CLASS/                                                                               SINCE
 NASDAQ SYMBOL                                       1 YEAR      5 YEARS     10 YEARS     INCEPTION


 A SHARES           w/Reimb. & 5.75% sales charge    (16.70%)       N/A          N/A        (3.25%)
 IBCAX              w/o Reimb. & 5.75% sales charge  (16.96%)       N/A          N/A        (4.08%)

 B SHARES           w/Reimb. & w/ CDSC               (16.60%)       N/A          N/A        (3.93%)
 IBCBX              w/Reimb. & w/o CDSC              (12.21%)       N/A          N/A        (3.01%)
                    w/o Reimb. & w/CDSC              (16.87%)       N/A          N/A        (4.79%)
                    w/o Reimb. & w/o CDSC            (12.50%)       N/A          N/A        (3.87%)

 C SHARES           w/Reimb. & w/ CDSC               (13.27%)       N/A          N/A        (3.04%)
 IBCCX              w/Reimb. & w/o CDSC              (12.39%)       N/A          N/A        (3.04%)
                    w/o Reimb. & w/CDSC              (13.55%)       N/A          N/A        (3.93%)
                    w/o Reimb. & w/o CDSC            (12.68%)       N/A          N/A        (3.93%)

 ADVISOR SHARES     w/Reimb.                         (11.36%)       N/A          N/A        (1.08%)
 IBCVX              w/o Reimb.                       (11.64%)       N/A          N/A        (2.09%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A and Advisor Class commenced operations November 2, 1998. Class B and Class C commenced operations November 6, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy US Blue Chip Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

 PERFORMANCE OVERVIEW

    Performance Comparison of the Fund Since Inception (11/98) of a $10,000
        Investment (Class A shares including 5.75% maximum sales charge)

                                    [GRAPH]

                                     IVY BLUE CHIP FUND CL A         S&P 500
                                     -----------------------         -------

02-Nov-98 .........................           9425                    10000
30-Nov-98 .........................           9906                    10606
31-Dec-98 .........................          10122                    11217
31-Jan-99 .........................          10377                    11686
28-Feb-99 .........................          10094                    11323
31-Mar-99 .........................          10358                    11776
30-Apr-99 .........................          10763                    12232
31-May-99 .........................          10518                    11943
30-Jun-99 .........................          11140                    12606
31-Jul-99 .........................          10763                    12213
31-Aug-99 .........................          10735                    12152
30-Sep-99 .........................          10368                    11819
31-Oct-99 .........................          11131                    12567
30-Nov-99 .........................          11225                    12822
31-Dec-99 .........................          11676                    13578
31-Jan-2000 .......................          11069                    12895
29-Feb-2000 .......................          11259                    12651
30-Mar-2000 .......................          12301                    13889
30-Apr-2000 .......................          11761                    13471
31-May-2000 .......................          11278                    13195
30-Jun-2000 .......................          11894                    13520
31-Jul-2000 .......................          11638                    13309
30-Aug-2000 .......................          12311                    14135
30-Sep-2000 .......................          11297                    13389
31-Oct-2000 .......................          11212                    13332
30-Nov-2000 .......................          10074                    12281
31-Dec-2000 .......................          10194                    12341
30-Jan-2001 .......................          10579                    12779
28-Feb-2001 .......................           9530                    11614
31-Mar-2001 .......................           9000                    10878
30-Apr-2001 .......................           9713                    11724
31-May-2001 .......................           9751                    11802
30-Jun-2001 .......................           9482                    11519
31-Jul-2001 .......................           9434                    11406
31-Aug-2001 .......................           8817                    10692
30-Sep-2001 .......................           8134                     9828
31-Oct-2001 .......................           8336                    10016
30-Nov-2001 .......................           8971                    10784
31-Dec-2001 .......................           9010                    10878


The S&P 500 Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

SECTOR BREAKDOWN                                                    12/31/01

                                                       % of Total Net Assets

 1.   Financials                                                       17%
 2.   Information Technology                                           17%
 3.   Healthcare                                                       13%
 4.   Consumer Discretionary                                           13%
 5.   Industrials                                                      11%
 6.   Consumer Staples                                                  8%
 7.   Energy                                                            6%
 8.   Telecommunication Services                                        5%
 9.   Materials                                                         2%
10.   Utilities                                                         2%
11.   Miscellaneous                                                     5%


 TOP 10 HOLDINGS                                                    12/31/01

 Security                                              % of Total Net Assets

 1.   S&P 500 Depository Receipts                                       4.8%
 2.   General Electric Company                                          4.1%
 3.   Microsoft Corporation                                             3.7%
 4.   Exxon Mobil Corporation                                           3.1%
 5.   Citigroup Inc.                                                    3.0%
 6.   Pfizer Inc.                                                       2.7%
 7.   Wal-Mart Stores,  Inc.                                            2.6%
 8.   American International Group                                      2.5%
 9.   International Business Machines                                   2.3%
10.   Intel Corporation                                                 2.2%

The top 10 holdings and the sector breakdown are as of 12/31/01 and may not be representative of the Fund's current or future investments.

                                    [PHOTO]

         The following is an interview with James W. Broadfoot III, portfolio manager of the Ivy US Emerging Growth Fund. He is the president of Ivy Management, Inc. and author of Investing in Emerging Growth Stocks.

                                 LIPPER CATEGORY

                                 Mid-Cap Growth

"Going forward, we feel that adhering to our disciplined, long-term focus on strong companies with good visibility and resilient earnings - rather than chasing after short-term market trends - will benefit the Fund in 2002."

IVY US EMERGING GROWTH FUND

The Fund's goal: to provide long-term capital growth through investment in the common stocks of small- and medium-sized companies that are in the early stages of their lifecycles and that have the potential for rapid growth.

Q:       JIM, HOW DID IVY US EMERGING GROWTH FUND PERFORM IN 2001?

A:       For 2001, Ivy US Emerging Growth Fund returned -33.49%. The Fund significantly under-performed its benchmark, the Russell 2500 Growth Index, which returned -10.83%, and its peer group (as measured by the Lipper Mid-Cap Growth Funds average), which returned -21.17%. In general, last year was a very difficult one for the growth stocks we typically invest in - a recession, war and high volatility all took their toll.

Q:       WHAT FACTORS AFFECTED PERFORMANCE?

A:       Our long-term investment style is based on identifying market leaders with high quality business models, strong fundamentals and resilient earnings. Unfortunately, many of the growth stocks that did well last year did so in spite of poor fundamentals and questionable business models. We believe this occurred because many growth companies delivered disappointing results over the year, and the types of stocks the Fund holds - those with higher expected growth rates and price-to-earnings ratios - were more penalized by the market.

In the fourth quarter, for example, a market rally benefited funds that buy beaten-up micro-cap stocks the most. We avoid these very small stocks, many of which had poor fundamentals, because in our view their gains are not sustainable. In addition, as aggressive growth investors, we generally don't buy value stocks (many former growth names had fallen so greatly in price that they had become value stocks), as many growth funds did last year.

Jim Furey, JP Morgan small-cap analyst, pointed out an interesting fact that illustrates 2001's unusual market conditions. In the fourth quarter, he said, the best-performing stocks started the quarter with prices under $5, and the next best were priced between $5 and $10. This rally was probably due to the renewed sense of optimism about the economy - investors jumped back into technology, buying the stocks that had fallen the most in the hopes of a quick rebound. However, as disciplined long-term investors, we don't change investment styles because of short-term shifts in the market. We invest in businesses, not in the stock market.

In terms of weightings, an underweight in technology and an overweight in healthcare in the second half of the year, as well as an energy overweight during the course of the year, hurt performance. However, a focus on companies with leading niche positions, such as the University of Phoenix Online and PEC Solutions, positively affected performance.

Q:       HOW DOES THE FUND'S PORTFOLIO COMPOSITION DIFFER FROM THAT OF THE
BENCHMARK?

A:       We had a more aggressive stance on valuations/earnings and a higher capitalization than the Russell 2500 Growth Index. In other words, we held larger mid-cap stocks (the Fund's median market-cap, at $1.2 billion, is about
2.2 times that of the benchmark) with higher expected growth rates and higher price-to-earnings ratios. As mentioned earlier, these stocks did not do as well as the smaller names in 2001.

Q:       WHAT IS YOUR OUTLOOK FOR 2002?

A:       We believe an economic recovery will lift growth stocks ahead of value stocks again. Growth stocks generally do better coming out of a recession, and as the visibility of the recovery rises, stock price behavior should become more dependent on the fundamental health of the company issuing the stock. We remain cautious about technology, adding selectively to holdings but waiting for first-quarter earnings reports, since many of these stocks moved far ahead of fundamentals at the end of 2001. We expect the healthcare sector, which continues to benefit from improving fundamentals, to outperform, and it remains our largest sector position. Going forward, we feel that adhering to our disciplined, long-term focus on strong companies with good visibility and resilient earnings - rather than chasing after short-term market trends - will benefit the Fund in 2002.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2001

 SHARE CLASS/                                                                               SINCE
 NASDAQ SYMBOL                                       1 YEAR      5 YEARS     10 YEARS     INCEPTION
 A SHARES          w/Reimb. & 5.75% sales charge    (37.31%)     (1.45%)        N/A         10.34%
 IVEGX             w/o Reimb. & 5.75% sales charge  (37.31%)     (1.45%)        N/A         10.33%

 B SHARES          w/Reimb. & w/ CDSC               (37.35%)     (1.43%)        N/A          6.02%
 IVEBX             w/Reimb. & w/o CDSC              (34.05%)     (1.03%)        N/A          6.02%
                   w/o Reimb. & w/CDSC              (37.35%)     (1.43%)        N/A          6.00%
                   w/o Reimb. & w/o CDSC            (34.05%)     (1.03%)        N/A          6.00%

 C SHARES          w/Reimb. & w/ CDSC               (34.70%)     (1.00%)        N/A         (1.68%)
 IVGEX             w/Reimb. & w/o CDSC              (34.04%)     (1.00%)        N/A         (1.68%)
                   w/o Reimb. & w/CDSC              (34.70%)     (1.00%)        N/A         (1.68%)
                   w/o Reimb. & w/o CDSC            (34.04%)     (1.00%)        N/A         (1.68%)

 ADVISOR SHARES    w/Reimb.                         (33.40%)       N/A          N/A         (2.22%)
 IVEVX             w/o Reimb.                       (33.40%)       N/A          N/A         (2.22%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.
Class A commenced operations March 3, 1993 (performance here is calculated based on the date the Fund first became available for sale to the public, April 30,
1993); Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations February 18, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy US Emerging Growth Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

 PERFORMANCE OVERVIEW

     Performance Comparison of the Fund Since Inception (4/93) of a $10,000
        Investment (Class A shares including 5.75% maximum sales charge)

                                    [GRAPH]

                                   IVYEGF     R2500 GROWTH       R2000 GROWTH
                                   ------     ------------       ------------

30-Apr-93 ....................      9425         10000               10000
31-May-93 ....................     10304         10616               10600
30-Jun-93 ....................     11176         10642               10625
31-Jul-93 ....................     11492         10650               10732
31-Aug-93 ....................     12785         11211               11246
30-Sep-93 ....................     13574         11499               11617
31-Oct-93 ....................     13786         11726               11953
30-Nov-93 ....................     13377         11300               11469
31-Dec-93 ....................     13698         11797               11923
31-Jan-94 ....................     14181         12137               12240
28-Feb-94 ....................     14137         12158               12187
31-Mar-94 ....................     13465         11451               11437
30-Apr-94 ....................     13113         11438               11454
31-May-94 ....................     12723         11208               11198
30-Jun-94 ....................     11811         10710               10716
31-Jul-94 ....................     11949         10943               10869
31-Aug-94 ....................     13285         11747               11667
30-Sep-94 ....................     13792         11742               11717
31-Oct-94 ....................     14123         11944               11843
30-Nov-94 ....................     13601         11415               11364
31-Dec-94 ....................     14148         11646               11633
31-Jan-95 ....................     14165         11532               11397
28-Feb-95 ....................     14682         12159               11922
31-Mar-95 ....................     15385         12631               12271
30-Apr-95 ....................     15217         12774               12456
31-May-95 ....................     15520         12970               12619
30-Jun-95 ....................     16719         13757               13488
31-Jul-95 ....................     18144         14842               14540
31-Aug-95 ....................     18782         14966               14719
30-Sep-95 ....................     19877         15286               15022
31-Oct-95 ....................     19278         14746               14283
30-Nov-95 ....................     19987         15349               14914
31-Dec-95 ....................     20101         15553               15244
31-Jan-96 ....................     20034         15601               15118
29-Feb-96 ....................     20917         16287               15807
31-Mar-96 ....................     21649         16641               16120
30-Apr-96 ....................     24772         17780               17357
31-May-96 ....................     25571         18415               18247
30-Jun-96 ....................     24031         17491               17062
31-Jul-96 ....................     20975         15753               14979
31-Aug-96 ....................     22757         16838               16088
30-Sep-96 ....................     24897         17732               16916
31-Oct-96 ....................     23490         17180               16187
30-Nov-96 ....................     23290         17810               16637
31-Dec-96 ....................     23824         17897               16961
31-Jan-97 ....................     24784         18432               17385
28-Feb-97 ....................     22387         17624               16335
31-Mar-97 ....................     20027         16465               15182
30-Apr-97 ....................     19237         16539               15006
31-May-97 ....................     22585         18521               17262
30-Jun-97 ....................     23267         19141               17847
31-Jul-97 ....................     24766         20356               18762
31-Aug-97 ....................     24883         20852               19325
30-Sep-97 ....................     26992         22325               20867
31-Oct-97 ....................     25170         20932               19614
30-Nov-97 ....................     24658         20611               19146
31-Dec-97 ....................     24838         20538               19157
31-Jan-98 ....................     24461         20269               18901
28-Feb-98 ....................     26481         22009               20570
31-Mar-98 ....................     27621         22827               21433
30-Apr-98 ....................     28141         23034               21564
31-May-98 ....................     26095         21555               19997
30-Jun-98 ....................     27208         21713               20202
31-Jul-98 ....................     25772         20096               18515
31-Aug-98 ....................     19928         15530               14241
30-Sep-98 ....................     22360         16891               15685
31-Oct-98 ....................     23474         18032               16503
30-Nov-98 ....................     26517         19315               17783
31-Dec-98 ....................     29308         21174               19392
31-Jan-99 ....................     30996         21787               20264
28-Feb-99 ....................     26687         20019               18411
31-Mar-99 ....................     27657         20951               19067
30-Apr-99 ....................     27800         22623               20750
30-May-99 ....................     27432         22857               20783
30-Jun-99 ....................     30260         24472               21878
31-Jul-99 ....................     29227         23973               21201
31-Aug-99 ....................     29649         23455               20408
30-Sep-99 ....................     31472         23623               20802
31-Oct-99 ....................     34371         24773               21335
30-Nov-99 ....................     39936         27698               23591
31-Dec-99 ....................     47618         32922               27749
31-Jan-00 ....................     47175         32739               27490
29-Feb-00 ....................     58010         41136               33887
31-Mar-00 ....................     55593         37909               30325
30-Apr-00 ....................     46309         34215               27263
31-May-00 ....................     42261         31169               24876
30-Jun-00 ....................     49521         35290               28089
31-Jul-00 ....................     45725         32398               25682
31-Aug-00 ....................     50629         36621               28383
30-Sep-00 ....................     48142         34252               26973
31-Oct-00 ....................     41536         32134               24784
30-Nov-00 ....................     30752         26012               20284
31-Dec-00 ....................     35330         27625               21525
31-Jan-01 ....................     36275         29414               23267
28-Feb-01 ....................     31052         24875               20078
31-Mar-01 ....................     27264         22123               18252
30-Apr-01 ....................     31880         25495               20487
31-May-01 ....................     31554         26234               20961
30-Jun-01 ....................     31146         26847               21559
31-Jul-01 ....................     28150         24850               19696
31-Aug-01 ....................     25096         23197               18466
30-Sep-01 ....................     20189         19564               15486
31-Oct-01 ....................     21634         21494               16976
30-Nov-01 ....................     23010         23351               18393
31-Dec-01 ....................     23499         24632               19538



Ivy US Emerging Growth Fund recently changed its benchmark to one that more accurately reflects the universe of securities in which it invests. The chart at left shows the growth of both the Fund's prior benchmark (the Russell
2000 Growth Index) and current benchmark (the Russell 2500 Growth Index).

The Russell 2000 Growth Index and the Russell 2500 Growth Index are unmanaged indexes of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

 SECTOR BREAKDOWN                                                12/31/01

                                                    % of Total Net Assets

 1.   Healthcare                                                     30%
 2.   Information Technology                                         28%
 3.   Industrials                                                    12%
 4.   Energy                                                         10%
 5.   Consumer Discretionary                                         13%


 TOP 10 HOLDINGS                                                 12/31/01

 Security                                           % of Total Net Assets
 1.   Medicis Pharmaceutical Corp.                                   2.6%
 2.   Maximus, Inc.                                                  2.3%
 3.   Spinnaker Exploration Company                                  2.1%
 4.   Macrovision Corporation                                        1.9%
 5.   L-3 Communications Holdings                                    1.9%
 6.   Weight Watchers International                                  2.0%
 7.   SmartForce Public Limited Co.                                  1.8%
 8.   AmSurg Corp.                                                   1.8%
 9.   The Intercept Group, Inc.                                      1.8%
10.   Advent Software, Inc.                                          1.8%

The top 10 holdings and the sector breakdown are as of 12/31/01 and may not be representative of the Fund's current or future investments.

                                    [PHOTO]

         An interview with Richard Gluck, senior vice president and head of the Ivy Funds fixed-income team. He is the lead manager of Ivy Bond Fund.

                                 LIPPER CATEGORY

                                 Corporate Debt
                                    BBB-Rated

"Going forward, we will maintain our emphasis on quality issuers while keeping a keen eye on the sectors that we feel are poised to outperform."

IVY BOND FUND

THE FUND'S GOAL: TO PROVIDE A HIGH LEVEL OF CURRENT INCOME BY INVESTING AT LEAST 65% OF THE FUND'S TOTAL ASSETS IN BONDS RATED IN THE FOUR HIGHEST RATINGS CATEGORIES USED BY MOODY'S INVESTOR SERVICES AND STANDARD AND POOR'S CORPORATION.

Q:       RICHARD, HOW DID IVY BOND FUND PERFORM IN 2001?

A:       For 2001, Ivy Bond Fund returned 8.70%. The Fund underperformed its benchmark, the Lehman Brothers US Credit Index, which returned 10.40%, but outperformed its peer group (as measured by the Lipper Corporate Debt BBB-Rated Funds average), which returned 7.45%.

Q:       WHAT FACTORS AFFECTED PERFORMANCE?

A:       In the beginning of the year, we completed the restructuring of the portfolio that began in the last half of 2000. We shifted to larger, well-known issuers, and the improved credit quality of the Fund's investments significantly helped performance. This focus on solid, liquid companies helped the Fund avoid some notable trouble-spots during the year. We did not own Enron, which is now embroiled in scandal, and sold much of our travel and leisure-related bonds well before the tragic events of September 11th dragged them down.

However, a few factors caused the Fund to lag the benchmark. The Fund was underweight in the financial sector, which performed strongly last year, and did not hold any insurance company bonds, which were among the sector's best performers. Additionally, an underweight in non-corporate debt (primarily bonds issued by foreign issuers in the US) in favor of more-liquid US agency securities was a drag on performance. And finally, the terrorist attacks impacted the Fund's transportation holdings.

Q:       DID THE REFOCUSING OF THE FUND ALLOW YOU TO TARGET CERTAIN SECTORS THAT
YOU THOUGHT MIGHT DO WELL?

A:       Yes. While not focusing too heavily on any one sector, our top-down strategy targets sectors that look to benefit from forecasted macroeconomic trends. In 2001, this led to a greater emphasis on communications (media, cable and telecom), which was the sector that outperformed all others. Within this area, our focus on the larger, more established issuers steered us clear of some of the more questionable names. An overweight in the capital goods and basic industries sectors also benefited performance over the year, as did under-weights in the poorly performing utilities and technology sectors.

Q:       HOW IS THE PORTFOLIO ALLOCATED AMONG DIFFERENT TYPES OF BONDS?

A:       The vast majority of the Fund is concentrated in high-quality US corporate debt. We hold a small amount of high yield bonds (approximately 7%, which is significantly lower than the Fund's historical exposure), government agency debt (approximately 7%, used primarily for liquidity purposes) and international bonds (approximately 9%). Outside of the US, we look for strong companies with inexpensively priced issues. In Mexico, for example, the bonds of companies such as Televisa and Cemex, both industry leaders, are relatively inexpensive when compared to the quality of the issuer.

Q:       HOW DOES THE CORPORATE BOND MARKET LOOK FOR THE COMING YEAR?

A:       We are very positive on the bond market in 2002. Corporate bonds generally do well under the conditions we have now: inflation and interest rates are low, and equities are not expected to produce outsized returns. Additionally, more and more companies are realizing that leveraging up to increase shareholder value - a common practice in the late 90's, and one which subordinated the interests of bond-holders to those of equity holders - does not make good economic sense. As a result, we believe that corporate spending has decreased and should remain at subdued levels, which is good for debtholders. As for interest rates, we don't expect further cuts in 2002. In fact, if the economy experiences strong growth in the second half of 2002, the Federal Reserve could start to raise rates by summer.

Q:       HOW IS THE PORTFOLIO POSITIONED GOING FORWARD?

A:       Going forward, we are maintaining our emphasis on quality issuers while seeking out companies in sectors that have fallen out of favor. Energy and lodgings are two of the areas that we're looking at now. As the year progresses, we will keep a keen eye on other sectors that we feel are poised to outperform and adjust the Fund's allocations accordingly. We believe that this will benefit the Fund in 2002.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2001

 SHARE CLASS/                                                                               SINCE
 NASDAQ SYMBOL                                       1 YEAR      5 YEARS     10 YEARS     INCEPTION
 A SHARES          w/Reimb. & 4.75% sales charge       3.53%       2.06%        5.34%         6.96%
 MCFIX             w/o Reimb. & 4.75% sales charge     3.53%       2.06%        5.33%         1.91%

 B SHARES          w/Reimb. & w/ CDSC                  2.60%       1.64%         N/A         4.07%
 IVBBX             w/Reimb. & w/o CDSC                 7.61%       2.20%         N/A         4.07%
                   w/o Reimb. & w/CDSC                 2.60%       1.64%         N/A         4.07%
                   w/o Reimb. & w/o CDSC               7.61%       2.20%         N/A         4.07%

 C SHARES          w/Reimb. & w/ CDSC                  6.50%       2.22%         N/A         3.48%
 IVBCX             w/Reimb. & w/o CDSC                 7.51%       2.22%         N/A         3.48%
                   w/o Reimb. & w/CDSC                 6.50%       2.22%         N/A         3.48%
                   w/o Reimb. & w/o CDSC               7.51%       2.22%         N/A         3.48%

 ADVISOR SHARES    w/Reimb.                            9.07%        N/A          N/A         1.07%
 IVBVX             w/o Reimb.                          9.07%        N/A          N/A        (1.24%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A commenced operations September 6, 1985; Class B commenced operations April 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations January 20, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Bond Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

 PERFORMANCE OVERVIEW

       10-Year Performance Comparison of a $10,000 Investment in the Fund
             (Class A shares including 4.75% maximum sales charge)

                                    [GRAPH]

                                  IVY BOND FUND CLASS A         LB US CREDIT
                                  ---------------------         ------------

09-Sep-85 ...................            9525                       10000
30-Sep-85 ...................            9545                       10006
31-Oct-85 ...................            9586                       10250
30-Nov-85 ...................            9627                       10515
31-Dec-85 ...................            9668                       10861
31-Jan-86 ...................            9709                       10942
28-Feb-86 ...................            9761                       11465
31-Mar-86 ...................            9787                       11744
30-Apr-86 ...................            9819                       11807
31-May-86 ...................            9861                       11677
30-Jun-86 ...................            9897                       11897
31-Jul-86 ...................            9935                       11950
31-Aug-86 ...................           10004                       12195
30-Sep-86 ...................           10004                       12160
31-Oct-86 ...................           10025                       12364
30-Nov-86 ...................           10046                       12542
31-Dec-86 ...................           10100                       12655
31-Jan-87 ...................           10100                       12931
28-Feb-87 ...................           10133                       13009
31-Mar-87 ...................           10198                       12956
30-Apr-87 ...................           10187                       12530
31-May-87 ...................           10208                       12474
30-Jun-87 ...................           10187                       12655
31-Jul-87 ...................           10307                       12621
31-Aug-87 ...................           10329                       12550
30-Sep-87 ...................           10131                       12196
31-Oct-87 ...................           10860                       12603
30-Nov-87 ...................           10904                       12738
31-Dec-87 ...................           11084                       12979
31-Jan-88 ...................           11524                       13488
29-Feb-88 ...................           11638                       13672
31-Mar-88 ...................           11672                       13555
30-Apr-88 ...................           11695                       13459
31-May-88 ...................           11684                       13386
30-Jun-88 ...................           11848                       13706
31-Jul-88 ...................           11705                       13676
31-Aug-88 ...................           11753                       13733
30-Sep-88 ...................           12126                       14030
31-Oct-88 ...................           12380                       14275
30-Nov-88 ...................           12234                       14138
31-Dec-88 ...................           12369                       14176
31-Jan-89 ...................           12558                       14386
28-Feb-89 ...................           12400                       14306
31-Mar-89 ...................           12555                       14349
30-Apr-89 ...................           12799                       14640
31-May-89 ...................           13212                       15040
30-Jun-89 ...................           13758                       15485
31-Jul-89 ...................           13950                       15785
31-Aug-89 ...................           13770                       15615
30-Sep-89 ...................           13827                       15686
31-Oct-89 ...................           14137                       16047
30-Nov-89 ...................           14262                       16158
29-Dec-89 ...................           14238                       16176
31-Jan-90 ...................           13765                       15974
28-Feb-90 ...................           13633                       16020
31-Mar-90 ...................           13594                       16034
30-Apr-90 ...................           13263                       15868
31-May-90 ...................           13817                       16380
30-Jun-90 ...................           14107                       16660
31-Jul-90 ...................           14235                       16848
31-Aug-90 ...................           13714                       16581
30-Sep-90 ...................           13785                       16657
31-Oct-90 ...................           14062                       16732
30-Nov-90 ...................           14533                       17076
31-Dec-90 ...................           14844                       17317
31-Jan-91 ...................           15007                       17537
28-Feb-91 ...................           15079                       17837
31-Mar-91 ...................           15107                       18056
30-Apr-91 ...................           15275                       18291
31-May-91 ...................           15288                       18417
28-Jun-91 ...................           15176                       18416
31-Jul-91 ...................           15338                       18681
30-Aug-91 ...................           15755                       19103
30-Sep-91 ...................           16144                       19496
31-Oct-91 ...................           16229                       19682
30-Nov-91 ...................           16314                       19875
31-Dec-91 ...................           16990                       20524
31-Jan-92 ...................           16763                       20268
29-Feb-92 ...................           16851                       20462
31-Mar-92 ...................           16804                       20374
30-Apr-92 ...................           16735                       20476
30-May-92 ...................           17159                       20934
30-Jun-92 ...................           17418                       21261
31-Jul-92 ...................           18030                       21828
31-Aug-92 ...................           18240                       21998
30-Sep-92 ...................           18346                       22265
31-Oct-92 ...................           18023                       21869
30-Nov-92 ...................           18021                       21904
31-Dec-92 ...................           18375                       22308
31-Jan-93 ...................           18850                       22828
28-Feb-93 ...................           19272                       23352
31-Mar-93 ...................           19456                       23433
30-Apr-93 ...................           19529                       23614
31-May-93 ...................           19714                       23642
30-Jun-93 ...................           20255                       24216
31-Jul-93 ...................           20391                       24391
31-Aug-93 ...................           20942                       24998
30-Sep-93 ...................           20998                       25057
31-Oct-93 ...................           21204                       25183
30-Nov-93 ...................           21009                       24874
31-Dec-93 ...................           21214                       25020
31-Jan-94 ...................           21738                       25506
28-Feb-94 ...................           21349                       24904
31-Mar-94 ...................           20684                       24139
30-Apr-94 ...................           20436                       23907
31-May-94 ...................           20399                       23819
30-Jun-94 ...................           20256                       23760
31-Jul-94 ...................           20565                       24360
31-Aug-94 ...................           20724                       24388
30-Sep-94 ...................           20467                       23933
31-Oct-94 ...................           20430                       23878
30-Nov-94 ...................           20369                       23839
31-Dec-94 ...................           20344                       24036
31-Jan-95 ...................           20372                       24546
28-Feb-95 ...................           20767                       25254
31-Mar-95 ...................           20796                       25460
30-Apr-95 ...................           21401                       25890
31-May-95 ...................           22221                       27110
30-Jun-95 ...................           22368                       27354
31-Jul-95 ...................           22493                       27233
31-Aug-95 ...................           22785                       27672
30-Sep-95 ...................           23069                       28000
31-Oct-95 ...................           23211                       28364
30-Nov-95 ...................           23474                       28907
31-Dec-95 ...................           23885                       29384
31-Jan-96 ...................           24151                       29573
29-Feb-96 ...................           23775                       28871
31-Mar-96 ...................           23647                       28625
30-Apr-96 ...................           23610                       28387
31-May-96 ...................           23850                       28337
30-Jun-96 ...................           24147                       28753
31-Jul-96 ...................           24243                       28809
31-Aug-96 ...................           24217                       28720
30-Sep-96 ...................           24861                       29329
31-Oct-96 ...................           25371                       30130
30-Nov-96 ...................           25942                       30774
31-Dec-96 ...................           25811                       30348
31-Jan-97 ...................           26035                       30391
28-Feb-97 ...................           26420                       30519
31-Mar-97 ...................           25988                       30043
30-Apr-97 ...................           26307                       30499
31-May-97 ...................           26674                       30844
30-Jun-97 ...................           27162                       31281
31-Jul-97 ...................           28254                       32425
31-Aug-97 ...................           27867                       31947
30-Sep-97 ...................           28428                       32506
31-Oct-97 ...................           28639                       32918
30-Nov-97 ...................           28717                       33104
31-Dec-97 ...................           28876                       33454
31-Jan-98 ...................           29177                       33851
28-Feb-98 ...................           29177                       33840
31-Mar-98 ...................           29270                       33965
30-Apr-98 ...................           29365                       34180
31-May-98 ...................           29470                       34585
30-Jun-98 ...................           29539                       34841
31-Jul-98 ...................           29474                       34808
31-Aug-98 ...................           28675                       34971
30-Sep-98 ...................           28782                       36104
31-Oct-98 ...................           28123                       35547
30-Nov-98 ...................           29094                       36217
31-Dec-98 ...................           28876                       36322
31-Jan-99 ...................           28748                       36681
28-Feb-99 ...................           27872                       35811
31-Mar-99 ...................           28300                       36064
30-Apr-99 ...................           28388                       36170
31-May-99 ...................           28090                       35686
30-Jun-99 ...................           27954                       35500
31-Jul-99 ...................           27821                       35303
31-Aug-99 ...................           27500                       35217
30-Sep-99 ...................           27584                       35600
31-Oct-99 ...................           27405                       35764
30-Nov-99 ...................           27345                       35802
31-Dec-99 ...................           27095                       35612
31-Jan-00 ...................           27057                       35487
29-Feb-00 ...................           27358                       35816
31-Mar-00 ...................           27845                       36121
30-Apr-00 ...................           26804                       35804
31-May-00 ...................           26236                       35670
30-Jun-00 ...................           26726                       36566
31-Jul-00 ...................           27089                       37009
30-Aug-00 ...................           27446                       37491
30-Sep-00 ...................           27429                       37688
31-Oct-00 ...................           27381                       37725
30-Nov-00 ...................           27390                       38214
31-Dec-00 ...................           27606                       37786
31-Jan-01 ...................           28166                       38821
28-Feb-01 ...................           28433                       39159
31-Mar-01 ...................           28580                       39402
30-Apr-01 ...................           28368                       39260
31-May-01 ...................           28622                       39621
30-Jun-01 ...................           28798                       39819
31-Jul-01 ...................           29562                       40858
31-Aug-01 ...................           29994                       41406
30-Sep-01 ...................           29667                       41344
31-Oct-01 ...................           30281                       42369
30-Nov-01 ...................           30051                       42000
31-Dec-01 ...................           30006                       41711



The Lehman Brothers US Credit Index is an unmanaged index which, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

CREDIT QUALITY (S&P)                                     12/31/01

                                            % of Total Investments
 1.   BBB                                                     61%
 2.   A                                                       20%
 3.   AAA                                                      8%
 4.   BB                                                       6%
 5.   AA                                                       4%
 6.   B                                                        1%


 TOP 10 HOLDINGS                                        12/31/01

Security                                    % of Total Net Assets

 1.   Fannie Mae                                             6.4%
 2.   Praxair Inc.                                           4.5%
 3.   Storage USA Partnership L. P.                          4.0%
 4.   Northrop Grumman Corp.                                 3.7%
 5.   AT&T Corp.                                             3.6%
 6.   RJ Reynolds Tobacco Holdings Inc.                      3.5%
 7.   BRE Properties Inc.                                    3.3%
 8.   Equity Office Properties                               3.2%
 9.   TE Products Pipeline Co.                               3.1%
10.   Time Warner Inc.                                       3.1%

The top 10 holdings and the credit quality distribution are as of 12/31/01 and may not be representative of the Fund's current or future investments.

                                    [PHOTO]

         An interview with Richard Gluck, senior vice president and head of the Ivy Funds fixed-income team. He is the lead manager of Ivy Money Market Fund.

The Fund's management team actively monitors the portfolio on a daily basis, while searching out attractive investments within the money market universe to provide investors with a competitive yield.

IVY MONEY MARKET FUND

THE FUND'S GOAL: TO OBTAIN AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY BY INVESTING IN HIGH QUALITY, SHORT-TERM SECURITIES.

INVESTMENT STRATEGY

In pursuit of its objective, Ivy Money Market Fund invests in money market instruments maturing within 13 months or less and maintains a portfolio with a dollar-weighted average maturity of 90 days or less.

While there are no guarantees, the Fund's emphasis on securities with relatively short-term maturities is designed to enable the Fund to maintain a constant net asset value of $1.00 per share. However, it is important to note that the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Thus, although the Fund manager seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PORTFOLIO HOLDINGS

The Fund's portfolio includes debt securities issued or guaranteed by the US government.

CREDIT QUALITY

The value of the Ivy Money Market Fund's investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issue-specific, political or economic developments. The Fund's debt investments are required to present minimal credit risk and be included in one of the two highest short-term rating categories that apply to debt securities.

Within this environment, the Fund's manager actively monitors the portfolio on a daily basis, while searching out attractive investments within the money market universe to provide investors with a competitive yield.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

                    "EXCELLENCE IS NOT AN ACT BUT A HABIT."


                                  - ARISTOTLE

                                    [PHOTO]

                                    [PHOTO]


BOARD OF TRUSTEES

John S. Anderegg, Jr.
James W. Broadfoot
Keith J. Carlson
Stanley Channick
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M.Tighe


OFFICERS

Keith J. Carlson, Chairman
James W. Broadfoot, President
Beverly J.Yanowitch,Treasurer


LEGAL COUNSEL

Dechert
Boston, Massachusetts


CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts


TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581


AUDITORS

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida


DISTRIBUTOR

Ivy Mackenzie Distributors, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111


INVESTMENT MANAGER

Ivy Management, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111
www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com
IFSAR0102

IVY CUNDILL GLOBAL VALUE FUND

    SCHEDULES OF INVESTMENTS




    December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
EQUITY SECURITIES - 81.3%
EUROPE - 4.4%
SWITZERLAND - 3.0%
Sulzer AG                            400      $         61,435
                                              ----------------
UNITED KINGDOM - 1.4%
Cable & Wireless plc               6,000                28,795
                                              ----------------
FAR EAST - 52.4%
HONG KONG - 7.6%
First Pacific Company Ltd.       600,000                73,867
Jardine Strategic Holdings
  Limited                         32,000                84,160
                                              ----------------
                                                       158,027
                                              ----------------
INDIA - 4.5%
Videsh Sanchar Nigam Ltd.          9,800                94,080
                                              ----------------
JAPAN - 38.5%
Coca-Cola West Japan Company
  Limited                          4,600                82,657
Daiichi Pharmaceutical Co.,
  Ltd.                             4,000                77,827
Descente, Ltd.                    53,000                78,048
Lion Corporation                  24,000                84,053
Mitsui Marine and Fire
  Insurance Company, Ltd.         18,000                84,465
Nippon Broadcasting System,
  Incorporated                     3,000                80,116
NIPPONKOA Insurance Company,
  Limited                         28,000               106,394
Sankyo Company, Limited            5,000                85,648
The Joyo Bank, Ltd.               10,000                27,697
Toyko Broadcasting
  System, Inc.                     6,000                91,104
                                              ----------------
                                                       798,009
                                              ----------------
SINGAPORE - 1.8%
DelGro Corporation Limited        28,000                37,910
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
NORTH AMERICA - 24.5%
CANADA - 12.0%
Brascan Corporation                2,000      $         36,022
Fairfax Financial Holdings
  Limited (a)                        400                41,096
Teck Corp Class B                  8,000                63,749
Torstar Corporation CL B           7,700               107,088
                                              ----------------
                                                       247,955
                                              ----------------
UNITED STATES - 12.5%
IDT Corporation (a)                9,000               149,490
The Limited Inc.                   7,500               110,400
                                              ----------------
                                                       259,890
                                              ----------------
TOTAL INVESTMENTS - 81.3%
  (Cost - $1,671,582)                         $      1,686,100
  (Cost on Federal income
    tax basis - $1,673,454)
OTHER ASSETS, LESS LIABILITIES - 18.7%                 388,765
                                              ----------------
NET ASSETS - 100%                             $      2,074,865
                                              ================
Other Information:
As of December 31, 2001, net unrealized
appreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $        135,850
  Gross unrealized depreciation                       (121,332)
                                              ----------------
    Net unrealized appreciation for
      financial statement purposes                      14,518
  Less: tax basis adjustments                           (1,872)
                                              ----------------
    Net unrealized appreciation for
      Federal income tax purposes             $         12,646
                                              ================
Purchases and sales proceeds of securities other than short-term obligations aggregated $1,607,482 and $492,254, respectively, for the period ended December 31, 2001.

    Forward foreign currency contracts at December 31, 2001 were:

                                                     CONTRACTS TO BUY
                                           -------------------------------------      UNREALIZED
                        SETTLEMENT           LOCAL        VALUE      IN EXCHANGE    APPRECIATION/
    CURRENCY               DATE             CURRENCY     IN U.S.$     FOR U.S.$     (DEPRECIATION)
--------------------------------------------------------------------------------------------------
British Pound       January 23, 2002            6,165       9,000        8,966         $   (34)
British Pound       January 23, 2002            2,040       3,000        2,967             (33)
Japanese Yen        January 23, 2002        6,941,400      60,000       52,849          (7,151)
Singapore Dollar    February 14, 2002          15,668       9,000        8,491            (509)
Swiss Franc         January 23, 2002            4,891       3,000        2,949             (51)
Swiss Franc         February 14, 2002           6,767       4,000        4,081              81
Swiss Franc         February 14, 2002          10,335       6,388        6,233            (155)
                                                                                       -------
                                                                                       $(7,852)
                                                                                       =======

 36         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               December 31, 2001

                                                     CONTRACTS TO SELL
                                           -------------------------------------      UNREALIZED
                        SETTLEMENT           LOCAL        VALUE      IN EXCHANGE    APPRECIATION/
    CURRENCY               DATE             CURRENCY     IN U.S.$     FOR U.S.$     (DEPRECIATION)
--------------------------------------------------------------------------------------------------
British Pound       January 23, 2002            7,705      11,000       11,205         $  (205)
British Pound       January 23, 2002           15,468      22,000       22,494            (494)
British Pound       February 14, 2002           2,125       3,000        3,087             (87)
Japanese Yen        January 23, 2002        4,719,600      40,000       35,933           4,067
Japanese Yen        January 23, 2002       12,063,540     102,000       91,847          10,153
Japanese Yen        January 23, 2002       17,671,680     144,000      134,545           9,455
Japanese Yen        February 14, 2002       7,104,000      60,000       54,091           5,909
Japanese Yen        February 14, 2002       5,375,700      45,000       40,931           4,069
Japanese Yen        February 14, 2002      42,832,770     349,000      326,134          22,866
Singapore Dollar    January 23, 2002           10,440       6,000        5,654             346
Singapore Dollar    January 23, 2002           62,101      34,000       33,635             365
Singapore Dollar    February 14, 2002           5,180       3,000        2,807             193
Swiss Franc         January 23, 2002           29,223      17,000       17,618            (618)
Swiss Franc         February 14, 2002          17,102      10,000       10,314            (314)
Swiss Franc         February 14, 2002          13,168       8,000        7,941              59
Swiss Franc         February 14, 2002          41,500      25,000       25,027             (27)
                                                                                       -------
                                                                                       $55,737
                                                                                       -------
Net unrealized appreciation on forward foreign currency contracts                      $47,885
                                                                                       =======

IVY DEVELOPING MARKETS FUND

NAME OF SECURITY                  SHARES                 VALUE
EQUITY SECURITIES - 97.1%
AFRICA - 3.7%
SOUTH AFRICA - 3.7%
Nedcor Limited                     8,400      $         86,976
Standard Bank Investment
  Corporation Limited             45,067               117,224
                                              ----------------
                                                       204,200
                                              ----------------
EASTERN EUROPE - 6.0%
HUNGARY - 4.2%
Magyar Tavkozlesi Rt.             23,600                77,723
MOL Magyar Olaj-es Gazipari
  Rt.                              8,800               159,159
                                              ----------------
                                                       236,882
                                              ----------------
POLAND - 1.8%
Telekomunikacja Polska S          28,200                99,894
                                              ----------------
EUROPE - 7.3%
FINLAND - 2.4%
Hansabank Ltd.                    14,500               131,687
                                              ----------------
GREECE - 2.3%
Hellenic Telecommunications
  Organization SA ADR             17,200               131,064
                                              ----------------
UNITED KINGDOM - 2.6%
South African Breweries plc       21,800               147,535
                                              ----------------
FAR EAST - 43.6%
HONG KONG - 10.7%
China Mobile (Hong Kong)
  Limited (a)                     58,300               205,228
Sun Hung Kai Properties
  Ltd.                            27,000               218,137
Wharf Holdings Ltd.               72,111               176,166
                                              ----------------
                                                       599,531
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
SOUTH KOREA - 17.0%
Korea Telecom Corporation          4,100      $        155,915
Pohang Iron & Steel Company
  Ltd.                             3,420               317,655
Samsung Electronics                1,440               305,870
SK Telecom Co., Ltd.                 830               169,349
                                              ----------------
                                                       948,789
                                              ----------------
TAIWAN - 15.9%
Hon Hai Precision Industry
  Co., Ltd.                       53,400               244,184
Taiwan Semiconductor
  Manufacturing Company (a)      116,600               291,583
United Microelectronics
  Corporation                    245,050               357,175
                                              ----------------
                                                       892,942
                                              ----------------
LATIN AMERICA - 36.5%
BRAZIL - 16.4%
Banco Itau S.A.                  970,000                73,885
Cia Brasileira de
  Distribuicao Grupo Pao de
  Acucar                       3,498,100                74,928
Cia Vale do Rio
  Doce - Preferred A (with
  13,300 non-tradeable
  debentures (d)) (a)              6,700               155,720
Embraer Brasileira de
  Aeronautica S.A. (Embraer)       2,500                55,325
Petroleo Brasileiro
  S.A. - Petrobras                 9,143               202,409
Tele Centro Oeste Celular
  Participacoes S.A.              23,000               161,000
Tele Norte Leste
  Participacoes S.A.              12,406               193,906
                                              ----------------
                                                       917,173
                                              ----------------

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          37

    SCHEDULES OF INVESTMENTS




    December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
CHILE - 3.4%
Antofagasta plc                   25,063      $        192,234
                                              ----------------
MEXICO - 16.7%
America Movil S.A. de C.V.         9,900               192,852
Cemex S.A. De C.V.                33,509               168,120
Fomento Economico Mexicano,
  S.A. Sponsored ADR               7,300               252,215
Telefonos de Mexico S.A.
  ADR - Class L                    6,900               241,638
Tubos de Acero de Mexico
  S.A. (TAMSA) Sponsored ADR       9,000                80,460
                                              ----------------
                                                       935,285
                                              ----------------
TOTAL INVESTMENTS - 97.1%
  (Cost - $5,581,136)                         $      5,437,216
  (Cost on Federal income
    tax basis - $5,707,543)
OTHER ASSETS, LESS LIABILITIES - 2.9%                  161,241
                                              ----------------
NET ASSETS - 100%                             $      5,598,457
                                              ================
Other Information:
At December 31, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      1,036,812
  Gross unrealized depreciation                     (1,180,732)
                                              ----------------
    Net unrealized depreciation for
      financial statement purposes                    (143,920)
  Less: tax basis adjustments                         (126,407)
                                              ----------------
    Net unrealized depreciation for
      Federal income tax purposes             $       (270,327)
                                              ================
Purchases and sales proceeds of securities other than short-term obligations aggregated $956,238 and $4,746,595, respectively, for the period ended December 31, 2001.

IVY EUROPEAN OPPORTUNITIES FUND
EQUITY SECURITIES - 99.9%
EUROPE - 98.0%
AUSTRIA - 0.0%
Yline Internet Business
  Services AG (a)(d)              26,940      $             --
                                              ----------------
DENMARK - 1.2%
DSV, De Sammensluttede
  Vognmaend                       50,000             1,227,485
                                              ----------------
FINLAND - 1.5%
M-real Oyj                       235,000             1,452,114
                                              ----------------
FRANCE - 16.5%
Cie Francaise d'Etudes et de
  Construction (Technip SA)       25,000             3,338,910
Cyberdeck (a)                    450,000               268,448
Essilor International SA         100,000             3,022,827
JC Decaux SA (a)                 300,000             3,352,266
Lafarge                           25,000             2,335,011
Sagem SA - Preferred              54,104             2,497,765
Wanadoo (a)                      300,000             1,503,845
                                              ----------------
                                                    16,319,072
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
GERMANY - 2.8%
Kamps AG                         350,000      $      2,804,684
                                              ----------------
GREECE - 3.7%
Folli-Follie SA                  209,350             3,679,540
                                              ----------------
ITALY - 9.9%
De Rigo SpA Sponsored ADR        114,000               684,000
Luxottica Group SpA              100,000             1,648,000
Saipem SpA                     1,000,000             4,897,068
Telecom Italia SpA               475,000             2,537,572
                                              ----------------
                                                     9,766,640
                                              ----------------
NETHERLANDS - 22.7%
Buhrmann NV                      390,000             4,281,551
Fugro NV                          80,000             3,568,627
Hagemeyer NV                     257,239             4,809,828
IHC Caland NV                     51,000             2,383,982
Koninklijke (Royal) Philips
  Electronicas NV                 50,000             1,486,038
Koninklijke Numico NV             32,000               745,921
Letsbuyit.com (a)                798,500                56,877
Vedior NV                        400,000             4,797,346
VersaTel Telecom
  International NV (a)           300,000               277,797
                                              ----------------
                                                    22,407,967
                                              ----------------
SPAIN - 6.8%
Altadis, S.A.                    293,000             4,982,811
Telepizza, S.A. (a)            1,100,000             1,704,180
                                              ----------------
                                                     6,686,991
                                              ----------------
SWITZERLAND - 8.2%
Converium Holding AG (a)          23,000             1,117,937
Kaba Holdings AG                  10,000             2,469,448
Oridion Systems Ltd. (a)         140,000               864,307
Syngenta AG (a)                   20,000             1,035,964
Tecan AG                          19,000             1,258,816
TEMENOS Group AG (a)             181,950             1,369,866
                                              ----------------
                                                     8,116,338
                                              ----------------
UNITED KINGDOM - 24.6%
British American Tobacco plc     500,000             4,253,445
Chubb Security                 1,500,000             3,738,592
Future Network plc (a)         5,392,631             3,688,797
Kidde plc                      3,000,000             2,947,211
Michael Page International
  plc                            900,000             2,030,301
PHS Group plc                  1,997,374             2,616,304
Royal Bank of Scotland Group
  plc                            118,000             2,871,472
Shell Transport & Trading
  Co. plc                        300,000             2,075,055
                                              ----------------
                                                    24,221,177
                                              ----------------
NORTH AMERICA - 1.9%
UNITED STATES - 1.9%
Global TeleSystems Group,
  Inc. (a)                     3,400,000                20,740
MIH Ltd. (a)                     242,000             1,766,600
OpenTV Corporation (a)             5,000                38,954
                                              ----------------
                                                     1,826,294
                                              ----------------

 38         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               December 31, 2001

NAME OF SECURITY              PRINCIPAL*                 VALUE
FOREIGN CONVERTIBLE
  BONDS - 0.3%
VersaTel Telecom
  International NV, 4.00%,
  12/17/2004                     630,000      $        149,349
VersaTel Telecom
  International NV, 4.00%,
  3/30/2005                      560,000               135,248
                                              ----------------
                                                       284,597
                                              ----------------
TOTAL INVESTMENTS - 100.1%
  (Cost - $147,207,761 (c)                    $     98,792,899
OTHER LIABILITIES, LESS
  ASSETS - (0.1)%                                     (139,021)
                                              ----------------
NET ASSETS - 100%                             $     98,653,878
                                              ================
*Principal is denominated in local currency.
Other Information:
At December 31, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $     10,843,888
  Gross unrealized depreciation                    (59,258,750)
                                              ----------------
    Net unrealized depreciation               $    (48,414,862)
                                              ================
Purchases and sales proceeds of securities other than short-term obligations aggregated $86,687,288 and $127,682,630, respectively, for the period ended December 31, 2001.

IVY GLOBAL FUND
                                  SHARES
EQUITY SECURITIES - 93.2%
EUROPE - 34.1%
FINLAND - 1.1%
Nokia Oyj                          2,000      $         51,570
Stora Enso Oyj                     3,000                38,411
                                              ----------------
                                                        89,981
                                              ----------------
FRANCE - 8.7%
Accor SA                           1,650                59,984
Alcatel SA                         2,200                36,410
Alstom                             1,258                13,990
Aventis SA                           600                42,604
AXA                                2,400                50,153
Carrefour SA                       1,200                62,398
Cie Francaise d'Etudes et de
  Construction (Technip SA)          376                50,217
Credit Lyonnais SA                 1,600                53,423
LVMH Moet Hennessy Louis
  Vuitton SA                       1,005                40,894
Schneider SA                         950                45,676
Scor SA                            1,000                31,528
Societe Generale                   1,000                55,960
Societe Television Francaise
  1                                1,200                30,333
STMicroelectronics NV              1,754                55,549
Thomson Multimedia (a)             1,300                39,933
TotalFinaElf - B Shares              300                42,846
                                              ----------------
                                                       711,898
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
GERMANY - 5.8%
Adidas-Salomon AG                    600      $         44,608
Allianz AG                           300                70,918
Bayer AG                           1,100                34,965
Deutsche Bank AG                     900                63,546
Deutsche Lufthansa AG              1,700                22,856
Deutsche Telekom AG                2,533                43,753
Infineon Technologies AG           2,000                41,848
Medion AG                          1,000                40,512
RWE AG                               908                34,319
SAP AG                               200                26,214
Siemens AG                           222                14,795
Volkswagen AG Pfd                  1,200                37,023
                                              ----------------
                                                       475,357
                                              ----------------
ITALY - 1.5%
Assicurazioni Generali
  S.p.A.                           2,400                66,671
ENEL S.p.A.                        9,500                53,543
                                              ----------------
                                                       120,214
                                              ----------------
NETHERLANDS - 4.1%
Akzo Nobel NV                      1,226                54,744
ING Groep NV                       2,144                54,673
Koninklijke (Royal) Philips
  Electronicas NV                  2,034                60,452
Koninklijke Ahold NV               2,020                58,777
Royal Dutch Petroleum
  Company                          1,000                50,662
Royal Dutch Petroleum
  Company Ny R                     1,180                57,844
                                              ----------------
                                                       337,152
                                              ----------------
NORWAY - 0.9%
Norsk Hydro A.S. Sponsored
  ADR                                900                37,800
Norske Skogindustrier ASA          1,900                35,694
                                              ----------------
                                                        73,494
                                              ----------------
SPAIN - 1.5%
Altadis, S.A. (a)                  4,200                71,351
Amadeus Global Travel
  Distribution S.A.                4,250                24,521
Telefonica S.A. Sponsored
  ADR                                600                24,048
                                              ----------------
                                                       119,920
                                              ----------------
SWEDEN - 0.4%
Swedish Match AB                   6,600                34,920
                                              ----------------
SWITZERLAND - 1.6%
Holcim Ltd.                          280                60,375
UBS AG                               800                40,378
Zurich Financial Services AG         117                27,448
                                              ----------------
                                                       128,201
                                              ----------------
UNITED KINGDOM - 8.5%
BAE Systems plc                    8,487                38,199
BP Amoco plc Sponsored ADR           585                27,208
BT Group plc                       3,472                12,785
Cable & Wireless plc               4,600                22,076
Diageo plc                         6,736                76,910
GlaxoSmithKline plc                4,073               102,078
HBOS plc                           6,100                70,669
Lloyds TSB Group plc               3,958                42,801
mmO2 plc (a)                       3,472                 4,371
Reuters Group plc                  4,700                46,344
Rio Tinto plc Sponsored ADR          889                69,609

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          39

    SCHEDULES OF INVESTMENTS




    December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
Royal Bank of Scotland Group
  plc                              2,037      $          2,334
Unilever plc                       6,900                56,237
Vodafone AirTouch plc             48,479               126,650
                                              ----------------
                                                       698,271
                                              ----------------
FAR EAST - 10.5%
AUSTRALIA - 1.1%
BHP Ltd.                          12,185                65,492
National Australia Bank Ltd.       1,700                27,725
                                              ----------------
                                                        93,217
                                              ----------------
HONG KONG - 1.6%
China Mobile (Hong Kong)
  Ltd. (a)                         8,900                31,330
Hang Seng Bank                     3,000                32,990
Hutchison Whampoa Ltd.             4,000                38,600
Sun Hung Kai Properties Ltd.       4,000                32,317
                                              ----------------
                                                       135,237
                                              ----------------
INDIA - 0.6%
Infosys Technologies                 600                50,688
                                              ----------------
JAPAN - 6.4%
Asahi Glass Company, Ltd.          5,000                29,567
Bellsystem24, Inc.                    95                35,518
East Japan Railway Company             6                28,979
Ito-Yokado Co., Ltd                  600                27,102
Matsushita Electric
  Industrial Co.                   2,000                25,683
Mitsubishi Estate Company,
  Ltd.                             3,000                21,952
Murata Manufacturing
  Company, Ltd.                      400                23,989
NEC Corporation                    2,600                26,524
Nikko Exchange Traded Index
  (a)                                664                52,994
Nintendo Co., Ltd.                   270                47,280
Nomura Holdings, Inc.              3,600                46,147
NTT DoCoMo, Inc.                       2                23,501
Sekisui House, Ltd.                2,900                21,021
Sharp Corporation                  2,600                30,412
SMC Corporation                      300                30,536
Sony Corporation                     500                22,852
Sumitomo Electric
  Industries, Ltd.                 2,000                13,963
Yamanouchi Pharmaceutical
  Co., Ltd.                          800                21,119
                                              ----------------
                                                       529,139
                                              ----------------
SOUTH KOREA - 0.4%
Samsung Electronics                  140                29,737
                                              ----------------
TAIWAN - 0.4%
Taiwan Semiconductor
  Manufacturing Company (a)       12,000                30,009
                                              ----------------
LATIN AMERICA - 1.0%
BRAZIL - 0.6%
Petroleo Brasileiro
  S.A. - Petrobras                   779                17,246
Tele Norte Leste
  Participacoes S.A.               2,100                32,823
                                              ----------------
                                                        50,069
                                              ----------------
MEXICO - 0.4%
Telefonos de Mexico S.A.
  ADR - Class L                    1,050                36,771
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
NORTH AMERICA - 47.6%
UNITED STATES - 47.6%
Alcoa Inc.                           935      $         33,239
ALLTEL Corporation                   345                21,297
Altera Corporation (a)               860                18,249
Ambac Financial Group, Inc.          380                21,987
American Electric Power
  Company Inc.                       355                15,453
American Express Company           1,010                36,047
American Home Products
  Corporation                        715                43,872
American International
  Group, Inc.                      1,280               101,632
Amgen Inc. (a)                       530                29,913
Analog Devices, Inc. (a)             535                23,749
Anheuser-Busch Companies,
  Inc.                               815                36,846
AOL Time Warner Inc. (a)           2,185                70,139
Applied Materials, Inc. (a)          840                33,684
AT&T Corp.                           715                12,970
Bank of America Corporation          985                62,006
Bank One Corporation                 930                36,317
BB&T Corporation                     735                26,541
Bed Bath & Beyond Inc. (a)           535                18,137
BellSouth Corporation              1,170                44,636
Best Buy Co. (a)                     200                14,896
Bristol-Myers Squibb Company         995                50,745
Cardinal Health, Inc.                375                24,248
Caterpillar Inc.                     460                24,035
ChevonTexaco Corporation             670                60,039
Cisco Systems, Inc. (a)            3,175                57,499
Citigroup Inc.                     2,735               138,063
Colgate-Palmolive Company            685                39,559
Comcast Corporation                  770                27,720
Costco Wholesale Corporation         480                21,302
Dell Computer Corporation
  (a)                              1,345                36,557
Dominion Resources, Inc.             495                29,750
Dow Chemical Company                 945                31,922
Duke Energy Corporation              845                33,175
Eli Lilly and Company                570                44,768
EMC Corporation                    1,335                17,942
Exxon Mobil Corporation            3,550               139,515
Fannie Mae                           650                51,675
FedEx Corp. (a)                      250                12,970
First Data Corporation               425                33,341
General Electric Company           4,425               177,354
General Motors Corporation           485                23,571
Heinz (H.J.) Company                 340                13,981
Home Depot, Inc.                   1,145                58,406
Honeywell International Inc.         980                33,144
Intel Corporation                  2,860                89,947
International Business
  Machines Corp.                     770                93,139
International Paper Company          730                29,456
J.P. Morgan Chase and Co.          1,190                43,257
Johnson & Johnson                  1,485                87,764
Kimberly-Clark Corporation           440                26,312
KLA-Tencor Corporation (a)           310                15,364
Lehman Brothers Holdings
  Inc.                               345                23,046
Linear Technology
  Corporation                        295                11,517
Lowe's Companies, Inc.               610                28,310
Medtronic, Inc.                      950                48,650
Merck & Co., Inc.                    955                56,154
Merrill Lynch & Co., Inc.            775                40,393
Microsoft Corporation (a)          2,215               146,788

 40         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
Minnesota Mining & Manufacturing
  Company (3M)                       305      $         36,054
Morgan Stanley Dean Witter &
  Co.                                865                48,388
Novellus Systems, Inc. (a)           405                15,977
Oracle Corporation (a)             1,875                25,894
PepsiCo, Inc.                      1,290                62,810
Pfizer Inc.                        2,675               106,599
Philip Morris Companies Inc.       1,150                52,728
QUALCOMM INC (a)                     355                17,928
S&P 500 Depository Receipts          500                57,170
SBC Communications Inc.            1,445                56,601
Schering-Plough Corporation          980                35,094
State Street Corporation             390                20,378
Sun Microsystems, Inc. (a)         2,165                26,716
SunTrust Banks, Inc.                 390                24,453
Target Corporation                   750                30,788
Texas Instruments Inc.             1,225                34,300
The Boeing Company                   665                25,789
The Coca-Cola Company              1,265                59,645
The Procter & Gamble Company         755                59,743
The Southern Company                 660                16,731
The Talbots, Inc.                    520                18,850
The Walt Disney Company            1,650                34,188
Tyco International Ltd.            1,105                65,085
United Technologies
  Corporation                        510                32,961
UnitedHealth Group
  Incorporation                      285                20,169
Verizon Communications             1,310                62,173
Viacom Inc. Cl B                   1,100                48,565

NAME OF SECURITY                  SHARES                 VALUE
Wal-Mart Stores, Inc.              1,860      $        107,043
Wells Fargo & Company              1,095                47,578
Wendy's International, Inc.          355                10,356
Xilinx, Inc. (a)                     550                21,479
                                              ----------------
                                                     3,905,211
                                              ----------------
TOTAL INVESTMENTS - 93.2%
  (Cost - $7,986,532)                         $      7,649,486
  (Cost on Federal income
    tax basis - $8,124,188)
OTHER ASSETS, LESS LIABILITIES - 6.8%                  555,089
                                              ----------------
NET ASSETS - 100%                             $      8,204,575
                                              ================
Other Information:
At December 31, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $        690,190
  Gross unrealized depreciation                     (1,027,236)
                                              ----------------
    Net unrealized depreciation for
      financial statement purposes                    (337,046)
  Less: tax basis adjustments                         (137,656)
                                              ----------------
    Net unrealized depreciation for
      Federal income tax purposes             $       (474,702)
                                              ================
Purchases and sales proceeds of securities other than short-term obligations aggregated $6,992,113 and $10,192,326, respectively, for the period ended December 31, 2001.

    Call options written at December 31, 2001 were:

                                                                     SHARES
                                        EXPIRATION       EXERCISE    SUBJECT
                                           DATE           PRICE      TO CALL    VALUE
--------------------------------------------------------------------------------------
Reuters Group (GBP) (d)              January 16, 2002    $   850      4,000     $   29
Vodaphone (GBP)                      January 16, 2002        170     36,000      6,418
                                                                                ------
  Total (premiums received $4,883)                                              $6,447
                                                                                ======

    Forward foreign currency contracts at December 31, 2001 were:

                                              CONTRACTS TO SELL
                                    --------------------------------------        NET
                   SETTLEMENT         LOCAL         VALUE      IN EXCHANGE     UNREALIZED
  CURRENCY            DATE           CURRENCY     IN U.S.$      FOR U.S.$     APPRECIATION
------------------------------------------------------------------------------------------
Japanese Yen    March 18, 2002      19,647,787     154,853       149,838         $5,015
                                                                                 ======

IVY GLOBAL NATURAL RESOURCES FUND

NAME OF SECURITY                  SHARES                 VALUE
EQUITY SECURITIES - 88.3%
BASE METALS - 5.8%
Companhia Vale Do Rio Doce
  ADR                             10,000      $        236,100
Freeport-McMoRan Copper &
  Gold, Inc.                      20,000               267,800
Pechiney SA                        3,000               154,658
Teck Corp Class B                 12,600               100,405
Umicore                            3,000               118,197
                                              ----------------
                                                       877,160
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
ENERGY INTEGRATED AND
  REFINING - 14.1%
BJ Services Company (a)           12,000      $        389,400
Hurricane Hydrocarbons Ltd.
  (a)                             70,000               473,607
Smith International, Inc.          3,500               187,670
Valero Energy Corporation         14,000               533,680
Weatherford International,
  Inc. (a)                        14,800               551,448
                                              ----------------
                                                     2,135,805
                                              ----------------

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          41

    SCHEDULES OF INVESTMENTS




    December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
ENERGY SERVICES -
  DRILLERS - 14.0%
ENSCO International
  Incorporated                     5,000      $        124,250
Enserco Energy Service
  Company Inc. (a)                25,000               205,950
Ensign Resource Service
  Group, Inc.                     35,000               292,715
GlobalSantaFe Corporation         20,000               570,400
National-Oilwell, Inc. (a)        22,000               453,420
Noble Drilling Corporation
  (a)                              5,000               170,200
Precision Drilling
  Corporation (a)                 12,000               308,672
                                              ----------------
                                                     2,125,607
                                              ----------------
ENERGY SERVICES - SERVICES/
  EQUIPMENT - 6.1%
Maverick Tube Corporation
  (a)                             20,000               259,000
NQL Drilling Tools Inc. (a)       55,000               251,870
Trican Well Service Ltd. (a)      50,000               416,599
                                              ----------------
                                                       927,469
                                              ----------------
INDUSTRIAL PRODUCTS - 5.4%
Cemex S.A. De C.V. ADR            19,000               469,300
Slater Steel, Inc.                45,000               349,567
                                              ----------------
                                                       818,867
                                              ----------------
JUNIOR PRECIOUS METALS -7.1%
Aber Diamond Corporation (a)      20,000               251,212
First Quantum Minerals Ltd.
  (a)                             96,000               180,422
Gabriel Resources Ltd. (a)       140,000               306,968
Geomaque Explorations Ltd.
  (a)                            422,000                18,506
Orvana Minerals Corporation
  (a)                            850,000                79,874
Repadre Capital Corporation
  (a)                             85,000               236,960
                                              ----------------
                                                     1,073,942
                                              ----------------
OIL & GAS PRODUCERS - 9.1%
Canadian Natural Resources
  Ltd.                            13,300               319,198
Penn West Petroleum Ltd. (a)       8,000               177,415
Petroleo Brasileiro
  S.A. - Petrobras                25,000               582,500
Talisman Energy Inc.               8,000               303,208
                                              ----------------
                                                     1,382,321
                                              ----------------
PAPER AND FOREST - 17.7%
Agricore Untied Ltd.              40,000               225,527
Aracruz Celulose S.A. ADR         27,500               499,950
Cascades Inc.                     50,000               326,075
Norske Skog Canada Limited        60,000               255,597
Norske Skogindustrier ASA         15,000               281,795
Sappi Limited                     10,000               100,042
Sino-Forest Corp. (a)            400,000               298,197
Stelmar Shipping Ltd. (a)         10,800               175,500
Votorantim Celulose e Papel
  S.A.                            30,000               529,500
                                              ----------------
                                                     2,692,183
                                              ----------------
PLATINUM GROUP METALS - 2.3%
Anglo American Platinum
  Corporation Limited              4,100               152,721

NAME OF SECURITY                  SHARES                 VALUE
Impala Platinum Holdings
  Limited                          2,500      $        117,216
Northam Platinum Limited          56,000                79,132
                                              ----------------
                                                       349,069
                                              ----------------
SENIOR PRECIOUS METALS - 4.6%
Cia de Minas Buenaventura
  S.A. Sponsored ADR              12,000               248,760
Gold Fields Limited               22,500               107,858
Harmony Gold Mining Company
  Limited                         33,400               218,583
Lihir Gold Limited (a)           200,000               120,806
                                              ----------------
                                                       696,006
                                              ----------------
UTILITIES - 2.2%
The AES Corporation               20,000               327,000
WARRANTS - 0.1%
SENIOR PRECIOUS METALS - 0.1%
Harmony Gold, 06/29/2003           2,800                 9,221
TOTAL INVESTMENTS - 88.4%
  (Cost - $13,058,160)                        $     13,414,651
  (Cost on Federal income tax
    basis - $13,584,910)
OTHER ASSETS, LESS LIABILITIES - 11.6%               1,764,063
                                              ----------------
NET ASSETS - 100%                             $     15,178,714
                                              ================
Other Information:
At December 31, 2001, net unrealized
appreciation (depreciation) based on
cost for financial statement and Federal
income tax purposes is as follows:
  Gross unrealized appreciation               $      2,167,503
  Gross unrealized depreciation                     (1,811,012)
                                              ----------------
    Net unrealized appreciation for
      financial statement purposes                     356,491
  Less: tax basis adjustments                         (526,750)
                                              ----------------
    Net unrealized depreciation for
      Federal income tax purposes             $       (170,259)
                                              ================
Purchases and sales proceeds of securities other than U.S.
Government securities and short-term obligations aggregated
$23,243,221 and $20,033,237, respectively, for the period ended
December 31, 2001.

IVY GLOBAL SCIENCE & TECHNOLOGY FUND
EQUITY SECURITIES - 94.6%
CONSUMER DISCRETIONARY - 7.5%
INTERNET & CATALOG
  RETAIL - 3.3%
eBay Inc. (a)                      8,700      $        582,030
University Of Phoenix Online
  (a)                             10,900               355,231
                                              ----------------
                                                       937,261
                                              ----------------
INTERACTIVE ENTERTAINMENT - 4.3%
Activision, Inc. (a)              17,600               457,776
Electronic Arts Inc. (a)           6,600               395,670
THQ Inc. (a)                       7,400               358,678
                                              ----------------
                                                     1,212,124
                                              ----------------

 42         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
HEALTH CARE - 5.8%
HEALTH CARE EQUIPMENT &
  SUPPLIES - 3.7%
Cytyc Corporation (a)             15,000      $        391,500
Varian Medical Systems, Inc.       2,900               206,654
AdvancePCS (a)                     7,800               228,930
Laboratory Corporation of
  America Holdings (a)             2,900               234,465
                                              ----------------
                                                     1,061,549
                                              ----------------
PHARMACEUTICALS &
  BIOTECHNOLOGY - 2.1%
Barr Laboratories (a)              3,500               277,760
Medicis Pharmaceutical
  Corporation - Class A (a)        4,900               316,491
                                              ----------------
                                                       594,251
                                              ----------------
INDUSTRIALS - 4.3%
COMMERCIAL SERVICES &
  SUPPLIES - 4.3%
AMDOCS LTD (a)                     5,900               200,423
Concord EFS, Inc (a)              18,000               590,040
SmartForce Public Limited
  Company ADR (a)                 17,800               440,550
                                              ----------------
                                                     1,231,013
                                              ----------------
INFORMATION TECHNOLOGY - 76.9%
COMMUNICATIONS EQUIPMENT - 11.5%
Brocade Communications
  Systems, Inc. (a)                5,700               188,784
Cisco Systems, Inc. (a)           14,000               253,540
Emulex Corporation (a)             5,300               209,403
L-3 Communications Holdings,
  Inc. (a)                         3,200               288,000
McData Corporation (a)             7,600               186,200
Polycom, Inc. (a)                 12,300               423,120
QUALCOMM Inc (a)                   4,100               207,050
Riverstone Networks, Inc.
  (a)                             22,200               368,520
SonicWall, Inc. (a)               20,600               400,464
SpectraLink Corporation (a)       15,700               268,941
UTStarcom, Inc. (a)               17,300               493,050
                                              ----------------
                                                     3,287,072
                                              ----------------
COMPUTERS &
  PERIPHERALS - 3.6%
Concurrent Computer
  Corporation (a)                 23,900               354,915
Mercury Computer Systems,
  Inc. (a)                         7,500               293,325
Optimal Robotics Corp. (a)        10,400               368,680
                                              ----------------
                                                     1,016,920
                                              ----------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 4.7%
Flextronics International
  Ltd. (a)                        17,200               412,628
Itron, Inc. (a)                   11,200               339,360
Numerical Technologies, Inc.
  (a)                              9,700               341,440
Verisity Ltd. (a)                 13,200               250,140
                                              ----------------
                                                     1,343,568
                                              ----------------
INTERNET SOFTWARE &
  SERVICES - 11.6%
BEA Systems, Inc. (a)             18,000               277,380
Check Point Software
  Technologies Ltd. (a)           11,100               442,779

NAME OF SECURITY                  SHARES                 VALUE
Digital River, Inc. (a)           17,000      $        270,640
Internet Security Systems,
  Inc. (a)                         7,500               240,450
Overture Services, Inc. (a)        5,200               184,236
Retek Inc. (a)                     9,700               289,739
Seebeyond Technology
  Corporation (a)                 22,500               218,250
SkillSoft Corporation (a)         14,500               375,840
VeriSign, Inc. (a)                 8,500               323,340
WebEx Communications, Inc.
  (a)                             17,000               422,450
Websense, Inc. (a)                 8,500               272,595
                                              ----------------
                                                     3,317,699
                                              ----------------
IT CONSULTING &
  SERVICES - 8.2%
Affiliated Computer
  Services, Inc. (a)               5,500               583,715
CACI International Inc. (a)        5,500               217,168
The Intercept Group, Inc.
  (a)                              7,000               286,300
Manhattan Associates, Inc.
  (a)                             10,000               291,500
MCSi, Inc. (a)                    13,600               318,920
PEC Solutions, Inc. (a)            6,300               236,943
Tier Technologies, Inc (a)        19,100               411,796
                                              ----------------
                                                     2,346,342
                                              ----------------
SEMICONDUCTOR EQUIPMENT &
  PRODUCTS - 25.8%
Alpha Industries, Inc.            12,900               281,220
Altera Corporation (a)             8,900               188,858
Arm Holdings plc (a)              17,500               272,825
Broadcom Corporation (a)           5,600               229,488
Brooks Automation, Inc. (a)        5,600               227,752
Cabot Microelectronics
  Corporation (a)                  2,700               213,975
Cymer, Inc. (a)                    5,500               147,015
Elantec Semiconductor, Inc.
  (a)                              5,400               207,360
Genesis Microchip
  Incorporated (a)                 7,700               509,124
Integrated Circuit Systems,
  Inc. (a)                        17,600               397,584
Intersil Holding Corporation
  (a)                             11,500               370,875
KLA-Tencor Corporation (a)         6,800               337,008
Linear Technology
  Corporation                      6,800               265,472
LTX Corporation (a)                9,700               203,118
Marvell Technology Group
  Ltd. (a)                         9,100               325,962
Microsemi Corporation             10,900               323,730
Novellus Systems, Inc. (a)         7,000               276,150
NVIDIA Corporation (a)            10,400               695,760
O2Micro International
  Limited (a)                     13,200               317,460
Oak Technology, Inc. (a)          15,600               214,500
QLogic Corporation (a)             4,000               178,040
Taiwan Semiconductor
  Manufacturing Company Ltd.
  Sponsored ADR (a)               22,200               381,174
Texas Instruments Inc.             8,900               249,200
Xilinx, Inc. (a)                   5,300               206,965
Zoran Corporation (a)              9,900               323,136
                                              ----------------
                                                     7,343,751
                                              ----------------

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          43

    SCHEDULES OF INVESTMENTS




    December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
SOFTWARE - 11.4%
Advent Software, Inc. (a)          7,900      $        394,605
Borland Software Corporation
  (a)                             14,400               225,504
Intrado Inc. (a)                   8,600               230,480
Mercury Interactive
  Corporation (a)                  8,400               285,432
Micromuse Inc. (a)                13,000               195,000
Microsoft Corporation (a)          4,500               298,215
PDF Solutions, Inc. (a)            7,400               155,400
PeopleSoft, Inc. (a)               9,600               385,920
Peregrine Systems, Inc. (a)       16,300               241,729
Precise Software Solution
  Ltd. (a)                        12,000               247,920
Stellent, Inc (a)                 10,000               295,600
Veritas Software Corp. (a)         6,600               295,812
                                              ----------------
                                                     3,251,617
                                              ----------------
TOTAL INVESTMENTS - 94.6%
  (Cost - $24,010,310)                        $     26,943,167
  (Cost on Federal income
    tax basis - $24,019,611)
OTHER ASSETS, LESS LIABILITIES - 5.4%                1,540,258
                                              ----------------
NET ASSETS - 100%                             $     28,483,425
                                              ================
Other Information:
At December 31, 2001, net unrealized
appreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      5,024,684
  Gross unrealized depreciation                     (2,091,827)
                                              ----------------
    Net unrealized appreciation for
      financial statement purposes                   2,932,857
  Less: tax basis adjustments                           (9,301)
                                              ----------------
    Net unrealized appreciation for
      Federal income tax purposes             $      2,923,556
                                              ================
Purchases and sales proceeds of securities other than U.S.
Government securities and short-term obligations aggregated
$50,639,868 and $55,716,767, respectively, for the period ended
December 31, 2001.

IVY INTERNATIONAL FUND
EQUITY SECURITIES - 94.4%
EUROPE - 69.3%
FINLAND - 2.5%
Nokia Oyj                        282,667      $      7,288,650
Stora Enso Oyj                   440,000             5,633,587
                                              ----------------
                                                    12,922,237
                                              ----------------
FRANCE - 17.6%
Accor SA                         228,959             8,323,587
Alcatel SA                       267,074             4,565,689
Alstom                           184,233             2,048,818
Aventis SA                        86,039             6,109,413
AXA (f)                          335,552             7,012,072
Carrefour SA                     139,002             7,227,820
Cie Francaise d'Etudes et de
  Construction (Technip SA)       52,329             6,988,873
Credit Lyonnais SA               231,039             7,714,184
LVMH Moet Hennessy Louis
  Vuitton SA                     144,608             5,884,126

NAME OF SECURITY                  SHARES                 VALUE
Schneider SA                     139,206      $      6,693,067
Scor SA                          162,634             5,127,560
Societe Generale                 118,700             6,642,468
Societe Television Francaise
  1                              175,537             4,437,185
STMicroelectronics NV            206,215             6,530,829
TotalFinaElf - B Shares           47,967             6,850,470
                                              ----------------
                                                    92,156,160
                                              ----------------
GERMANY - 9.4%
Adidas-Salomon AG                 83,000             6,170,751
Allianz AG                        41,282             9,758,851
Bayer AG                         120,500             3,830,264
Deutsche Bank AG                  30,700             2,167,629
Deutsche Lufthansa AG            245,094             3,295,210
Deutsche Telekom AG              358,107             6,185,688
Infineon Technologies AG (f)     183,000             3,829,062
RWE AG (f)                       101,157             3,823,377
SAP AG                            24,500             3,211,270
Siemens AG (f)                    32,962             2,196,741
Volkswagen AG Pfd                163,300             5,038,054
                                              ----------------
                                                    49,506,897
                                              ----------------
ITALY - 3.0%
Assicurazioni Generali
  S.p.A.                         338,791             9,411,523
ENEL S.p.A.                    1,123,000             6,329,318
                                              ----------------
                                                    15,740,841
                                              ----------------
NETHERLANDS - 7.8%
Akzo Nobel NV                    178,862             7,986,610
ING Groep NV                     308,600             7,869,414
Koninklijke (Royal) Philips
  Electronicas NV                297,023             8,827,747
Koninklijke Ahold NV             288,860             8,405,100
Royal Dutch Petroleum
  Company                        151,336             7,667,044
                                              ----------------
                                                    40,755,915
                                              ----------------
NORWAY - 1.8%
Norsk Hydro A.S. Sponsored
  ADR (f)                         94,000             3,948,000
Norske Skogindustrier ASA        283,200             5,320,293
                                              ----------------
                                                     9,268,293
                                              ----------------
SPAIN - 2.5%
Altadis, SA (a)                  340,600             5,786,240
Amadeus Global Travel
  Distribution SA                616,000             3,554,096
Telefonica SA Sponsored ADR       96,100             3,851,688
                                              ----------------
                                                    13,192,024
                                              ----------------
SWEDEN - 1.0%
Swedish Match AB                 943,536             4,992,164
                                              ----------------
SWITZERLAND - 4.6%
Cie Financiere Michelin           19,297             5,404,541
Holcim Ltd.                       41,415             8,930,109
UBS AG                           110,613             5,582,982
Zurich Financial Services AG      17,984             4,219,003
                                              ----------------
                                                    24,136,634
                                              ----------------
UNITED KINGDOM - 19.3%
BAE Systems plc                1,252,435             5,637,040
BP Amoco plc                     977,065             7,579,436
BT Group plc                     497,400             1,831,524
Cable & Wireless plc             657,500             3,155,490
Diageo plc                       887,373            10,131,772
GlaxoSmithKline plc              585,868            14,683,148
HBOS plc                         780,249             9,039,253

 44         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
Lloyds TSB Group plc             563,101      $      6,089,216
mmO2 plc (a)                     497,400               626,193
Reuters Group plc                687,000             6,774,111
Rio Tinto plc                    477,280             9,134,510
Unilever plc                     982,600             8,008,497
Vodafone AirTouch plc          7,053,578            18,427,235
                                              ----------------
                                                   101,117,425
                                              ----------------
FAR EAST - 22.8%
AUSTRALIA - 2.6%
BHP Ltd.                       1,785,949             9,599,162
National Australia Bank Ltd.     241,000             3,930,409
                                              ----------------
                                                    13,529,571
                                              ----------------
HONG KONG - 2.5%
Hang Seng Bank                   328,600             3,613,490
Hutchison Whampoa Ltd.           535,000             5,162,801
Sun Hung Kai Properties Ltd.     565,000             4,564,720
                                              ----------------
                                                    13,341,011
                                              ----------------
INDIA - 1.4%
Infosys Technologies              86,115             7,274,949
                                              ----------------
JAPAN - 14.5%
Asahi Glass Company, Ltd.        777,000             4,594,652
BELLSYSTEM24, Inc.                13,760             5,144,515
East Japan Railway Company           868             4,192,310
Ito-Yokado Co., Ltd               94,350             4,261,804
Matsushita Electric
  Industrial Co.                 223,000             2,863,643
Mitsubishi Estate Company,
  Ltd.                           364,500             2,667,141
Murata Manufacturing
  Company, Ltd.                   47,200             2,830,704
NEC Corporation (f)              381,400             3,890,828
Nikko Exchange Traded Index
  (a)                             97,644             7,793,044
Nintendo Co., Ltd.                43,700             7,652,336
Nomura Holdings, Inc.            464,000             5,947,811
NTT DoCoMo, Inc.                     265             3,113,841
Sekisui House, Ltd.              409,600             2,969,022
Sharp Corporation                410,500             4,801,592
SMC Corporation                   50,400             5,129,987
Sony Corporation                  70,000             3,199,299
Sumitomo Electric
  Industries, Ltd.               300,000             2,094,461
Yamanouchi Pharmaceutical
  Co., Ltd.                      119,000             3,141,615
                                              ----------------
                                                    76,288,605
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
SOUTH KOREA - 0.9%
Samsung Electronics               21,600      $      4,588,047
                                              ----------------
TAIWAN - 0.8%
Taiwan Semiconductor
  Manufacturing Company (a)    1,765,600             4,415,258
                                              ----------------
LATIN AMERICA - 2.3%
BRAZIL - 1.3%
Petroleo Brasileiro
  S.A. - Petrobras               113,483             2,512,305
Tele Norte Leste
  Participacoes S.A. ADR         279,000             4,360,770
                                              ----------------
                                                     6,873,075
                                              ----------------
MEXICO - 1.0%
Telefonos de Mexico S.A. -
   Class L ADR                   149,000             5,217,979
                                              ----------------
TOTAL INVESTMENTS - 94.4%
  (Cost - $598,952,107)                       $    495,317,085
  (Cost on Federal income
    tax
    basis - $605,362,045)
OTHER ASSETS, LESS LIABILITIES - 5.6%               29,651,668
                                              ----------------
NET ASSETS - 100.0%                           $    524,968,753
                                              ================
Other Information:
At December 31, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $     37,158,929
  Gross unrealized depreciation                   (140,793,951)
                                              ----------------
    Net unrealized depreciation for
      financial statement purposes                (103,635,022)
  Less: tax basis adjustments                       (6,409,938)
                                              ----------------
    Net unrealized depreciation for
      Federal income tax purposes             $   (110,044,960)
                                              ================
Purchases and sales proceeds of securities other than U.S.
Government securities and short-term obligations aggregated
$286,074,550 and $570,683,165, respectively, for the period ended
December 31, 2001.

    Call options written at December 31, 2001 were:

                                                                          SHARES
                                            EXPIRATION       EXERCISE     SUBJECT
                                               DATE           PRICE       TO CALL      VALUE
----------------------------------------------------------------------------------------------
Reuters Group (GBP) (d)                  January 16, 2002    $   850       596,000    $  4,337
Vodaphone (GBP)                          January 16, 2002        170     5,314,000     947,423
Nomura (JPY)                             January 15, 2002      2,267       348,000       4,493
Murata (JPY)                             January 18, 2002     10,748        47,200         912
                                                                                      --------
  Total (premiums received $1,041,190)                                                $957,165
                                                                                      ========

    Forward foreign currency contracts at December 31, 2001 were:

                                                CONTRACTS TO SELL
                                    ------------------------------------------        NET
                   SETTLEMENT           LOCAL          VALUE       IN EXCHANGE     UNREALIZED
  CURRENCY            DATE            CURRENCY        IN U.S.$      FOR U.S.$     APPRECIATION
----------------------------------------------------------------------------------------------
Japanese Yen    March 18, 2002      2,781,863,636    21,925,155    21,215,087       $710,068
                                                                                    ========

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          45

    SCHEDULES OF INVESTMENTS




    December 31, 2001

IVY INTERNATIONAL SMALL COMPANIES FUND

NAME OF SECURITY                  SHARES                 VALUE
EQUITY SECURITIES - 101.7%
EUROPE - 67.9%
AUSTRIA - 2.3%
EMTS Technologie AG (a)            3,147      $         94,773
Telecom Austria AG (a)            16,800               139,262
                                              ----------------
                                                       234,035
                                              ----------------
BELGIUM - 1.7%
Omega Pharma S.A. (a)              3,750               169,784
                                              ----------------
DENMARK - 1.3%
Carlsberg A/S                      3,200               133,742
                                              ----------------
FRANCE - 5.5%
Elior                              7,772                55,775
Financiere Marc de
  Lacharriere SA (Fimalac)         4,200               150,705
Medidep SA                        11,064               213,277
Pinguely-Haulotte                 13,500               133,423
                                              ----------------
                                                       553,180
                                              ----------------
GERMANY - 15.3%
BKN International AG (a)          23,344                56,119
CargoLifter AG (a)                13,500                62,504
FJA AG                             4,000               181,993
Fraport AG (a)                     2,677                63,283
GfK AG                             6,269               108,007
Hugo Boss AG                       7,000               145,844
Mediclin AG (a)                   40,694               159,425
Medion AG                          2,400                97,229
Suess MicroTec AG                  3,500                97,852
TECHEM AG (a)                      6,700               144,664
Tecis Holding AG                   3,700               105,421
Teleplan International N.V.
  (a)                              6,600                99,313
Wella AG                           2,800               141,356
Zapf Creaton AG                    3,198                72,609
                                              ----------------
                                                     1,535,619
                                              ----------------
IRELAND - 2.5%
Jurys Doyle Hotel Group plc        9,266                66,827
Parthus Technologies plc (a)     217,465               114,732
Ryanair Holdings plc (a)          11,400                72,067
                                              ----------------
                                                       253,626
                                              ----------------
ITALY - 7.8%
Amplifon S.p.A. (a)                3,379                57,915
Campari Group (a)                  5,900               139,210
Ferretti S.p.A                    58,000               189,009
I.M.A. Industria Macchine
  Automatiche S.p.A.              13,000                99,544
Lottomatica S.p.A. (a)            34,000               198,892
Merloni Elettrodomestici
  S.p.A.                          20,000               105,064
                                              ----------------
                                                       789,634
                                              ----------------
NETHERLANDS - 3.8%
New Skies Satellites NV (a)       33,000               205,677
United Services Group NV           8,900               173,147
                                              ----------------
                                                       378,824
                                              ----------------
NORWAY - 0.1%
Stepstone ASA (a)                256,959                10,600
                                              ----------------
SPAIN - 5.4%
Aldeasa, S.A.                      7,000               106,703
Baron de Ley, S.A. (a)             9,970               231,247

NAME OF SECURITY                  SHARES                 VALUE
Compania de Distribucion
  Integral Logista, S.A.          10,200      $        133,503
Grupo Auxiliar Metalurgico,
  S.A. (Gamesa)                    4,850                66,502
                                              ----------------
                                                       537,955
                                              ----------------
SWEDEN - 0.2%
Semcon AB                          6,400                24,100
                                              ----------------
SWITZERLAND - 4.8%
Kaba Holdings AG                     300                74,083
Schindler Holding AG                   4                 5,734
SEZ Holding AG                     2,900               137,639
Swisslog Holdings AG               6,800               131,061
Tecan AG                           2,000               132,507
                                              ----------------
                                                       481,024
                                              ----------------
UNITED KINGDOM - 17.2%
Ashtead Group plc                 84,600                96,040
Bodycote International plc        34,800               109,147
BTG plc                           19,800               212,815
D.F.S. Furniture Company plc       7,535                49,240
Electronic Boutique plc           50,000                99,696
Enterprise Inns plc               17,281               156,942
F.I. Group plc                    25,400               130,865
Fitness First plc (a)             21,000               144,566
FKI plc                           40,000               106,973
GWR Group plc                     25,000                91,873
Informa Group plc                 40,500               157,381
PizzaExpress plc                  10,800               140,523
The Innovation Group plc (a)      14,056                73,646
Tilbury Douglas plc               21,000               155,875
                                              ----------------
                                                     1,725,582
                                              ----------------
FAR EAST - 33.0%
AUSTRALIA - 3.7%
Billabong International Ltd.      26,000               111,530
Cochlear Ltd.                      4,700               109,467
CSL Ltd.                           5,735               151,158
                                              ----------------
                                                       372,155
                                              ----------------
CHINA - 1.0%
Beijing Datang Power
  Generation Company Ltd.        327,000               104,837
                                              ----------------
HONG KONG - 3.8%
China Insurance
  International Holdings
  Company Ltd.                   236,000               144,514
Convenience Retail Asia
  Limited (a)                    350,000               113,332
Dah Sing Financial Group          25,800               122,087
                                              ----------------
                                                       379,933
                                              ----------------
JAPAN - 23.3%
Arrk Corporation                  10,000               425,759
C TWO-NETWORK Co., Ltd.           12,100               281,589
Cresco, Ltd.                      20,600               238,128
Fuji Seal, Inc.                    9,800               340,226
MKC-STAT Corporation               5,700                43,318
People Co., Ltd.                  12,900               358,279
Sotec Company Ltd.                    95                67,484
Taiyo Ink Mfg. Co., Ltd.          11,900               354,113
Tsuruha Co., Ltd.                 15,800               240,508
                                              ----------------
                                                     2,349,404
                                              ----------------

 46         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
NEW ZEALAND - 1.2%
Fisher & Paykel Appliances
  Holdings Ltd. (a)               11,000      $         46,262
Fisher & Paykel Industries
  Ltd.                            10,560                75,192
                                              ----------------
                                                       121,454
                                              ----------------
NORTH AMERICA - 0.8%
UNITED STATES - 0.8%
Fisher & Paykel Healthcare
  Corporation Limited (a)          2,770                77,975
                                              ----------------
TOTAL INVESTMENTS - 101.7%
  (Cost - $12,893,612)                        $     10,233,463
  (Cost on Federal income
    tax basis - $12,940,849)
OTHER LIABILITIES, LESS ASSETS - (1.7)%               (170,196)
                                              ----------------
NET ASSETS - 100%                             $     10,063,267
                                              ================
Other Information:
At December 31, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      1,022,829
  Gross unrealized depreciation                     (3,682,978)
                                              ----------------
    Net unrealized depreciation for
      financial statement purposes                  (2,660,149)
  Less: tax basis adjustments                          (47,237)
                                              ----------------
    Net unrealized depreciation for
      Federal income tax purposes             $     (2,707,386)
                                              ================
Purchases and sales proceeds of securities other than short-term obligations aggregated $19,231,215 and $20,399,565, respectively, for the period ended December 31, 2001.

IVY INTERNATIONAL VALUE FUND
EUROPE - 71.0%
AUSTRIA - 1.2%
OMV AG                            10,700      $        896,683
                                              ----------------
BELGIUM - 1.8%
Fortis                            52,910             1,370,895
                                              ----------------
FINLAND - 2.1%
Metso Oyj                        149,882             1,574,726
                                              ----------------
FRANCE - 11.9%
Alcatel SA                        41,000               700,904
Alstom                            15,000               166,812
BNP Paribas SA                    17,119             1,531,856
France Telecom SA                 21,000               839,535
Groupe Danone                      6,000               731,889
Pernod-Ricard                     11,000               852,090
Schneider SA                      19,209               923,574
Scor SA                           39,000             1,229,600
Societe Generale                  16,900               945,726
TotalFinaElf - B Shares            7,621             1,088,403
                                              ----------------
                                                     9,010,389
                                              ----------------
GERMANY - 8.1%
Adidas-Salomon AG                  8,000               594,771
Bayer AG                          15,000               476,796

NAME OF SECURITY                  SHARES                 VALUE
Deutsche Lufthansa AG             55,000      $        739,457
Deutsche Telekom AG               41,500               716,842
Merck KGaA                        33,555             1,227,927
RWE AG (f)                        31,000             1,171,690
Siemens AG (f)                     9,650               643,121
Volkswagen AG                     12,740               593,259
                                              ----------------
                                                     6,163,863
                                              ----------------
IRELAND - 2.1%
Bank of Ireland                  167,152             1,582,043
                                              ----------------
ITALY - 1.2%
ENI S.p.A. (f)                    74,000               927,701
                                              ----------------
NETHERLANDS - 6.1%
Akzo Nobel NV                     33,002             1,473,617
ING Groep NV                      28,000               714,010
Koninklijke (Royal) Philips
  Electronicas NV                 55,274             1,642,785
TPG NV                            37,600               813,519
                                              ----------------
                                                     4,643,931
                                              ----------------
NORWAY - 2.6%
Norsk Hydro A.S. Sponsored
  ADR                             27,000             1,134,000
Norske Skogindustrier ASA         43,000               807,813
                                              ----------------
                                                     1,941,813
                                              ----------------
SPAIN - 6.3%
Altadis, SA (a)                   32,000               543,628
Amadeus Global Travel
  Distribution SA                 41,500               239,440
Iberdrola SA                      33,000               429,571
REPSOL-YPF, SA                    64,600               942,150
Telefonica SA Sponsored ADR       35,576             1,425,886
Union Electrica Fenosa, SA        75,280             1,218,560
                                              ----------------
                                                     4,799,235
                                              ----------------
SWEDEN - 1.8%
Electrolux AB                     59,585               888,973
Investor AB                       45,765               499,547
                                              ----------------
                                                     1,388,520
                                              ----------------
SWITZERLAND - 7.7%
Compagnie Financiere
  Richemont AG                    28,000               520,271
Holcim Ltd.                        7,235             1,560,047
Nestle SA                          4,480               955,207
Novartis AG                       27,800             1,004,644
UBS AG                            18,400               928,705
Zurich Financial Services AG       3,656               857,689
                                              ----------------
                                                     5,826,563
                                              ----------------
UNITED KINGDOM - 18.1%
Barclays Bank                     27,511               910,907
British Airways plc              239,842               686,794
Cable & Wireless plc             172,249               826,662
Cadbury Schweppes plc            125,270               800,839
Diageo plc                        71,404               815,270
Hanson plc Sponsored ADR          22,900               769,898
Pilkington plc                   713,829             1,158,391

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          47

    SCHEDULES OF INVESTMENTS




    December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
Rio Tinto plc                     69,412      $      1,328,454
Rolls-Royce plc                  197,000               475,949
Royal & Sun Alliance
  Insurance Group plc            184,200             1,060,955
Shell Transport & Trading
  Co. plc                        127,539               882,168
Six Continents plc               122,000             1,198,533
Unilever plc                     100,000               815,031
Vodafone AirTouch plc            783,194             2,046,068
                                              ----------------
                                                    13,775,919
                                              ----------------
FAR EAST - 24.1%
AUSTRALIA - 5.3%
Australia & New Zealand
  Banking Group Ltd.             156,700             1,428,511
BHP Ltd.                         223,444             1,200,972
Westpac Banking Corp. Ltd.       170,781             1,377,314
                                              ----------------
                                                     4,006,797
                                              ----------------
HONG KONG - 3.9%
Cheung Kong Holdings Ltd.        142,000             1,475,022
Hang Seng Bank                    72,000               791,757
Sun Hung Kai Properties Ltd.      82,000               662,490
                                              ----------------
                                                     2,929,269
                                              ----------------
JAPAN - 13.5%
Canon Inc.                        23,000               791,470
Fuji Photo Film Co., Ltd.         44,000             1,571,189
Ito-Yokado Co., Ltd               17,800               804,029
Matsushita Electric
  Industrial Co.                  80,000             1,027,316
Mitsubishi Estate Company,
  Ltd.                            92,000               673,188
Nikko Exchange Traded Index
  (a)                             13,915             1,110,567
Nintendo Co., Ltd.                 5,000               875,553
Nomura Holdings, Inc.             58,000               743,476
Sankyo Company, Ltd.              70,000             1,199,069
Sharp Corporation                 66,000               771,998
Sony Corporation                   9,500               434,190
Sumitomo Electric
  Industries, Ltd.                42,000               293,224
                                              ----------------
                                                    10,295,269
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
NEW ZEALAND - 0.2%
Tourism Holdings Ltd.            365,406      $        176,500
                                              ----------------
TAIWAN - 1.2%
United Microelectronics
  Corporation                    625,450               911,630
                                              ----------------
LATIN AMERICA - 1.8%
BRAZIL - 0.8%
Tele Norte Leste
  Participacoes S.A.              40,000               625,200
                                              ----------------
MEXICO - 1.0%
Panamerican Beverages Inc.        50,700               753,402
                                              ----------------
TOTAL INVESTMENTS - 96.9%
  (Cost - $72,474,035)                        $     73,600,348
  (Cost on Federal income
    tax basis - $72,675,354)
OTHER ASSETS, LESS LIABILITIES - 3.1%                2,320,745
                                              ----------------
NET ASSETS - 100%                             $     75,921,093
                                              ================
Other Information:
At December 31, 2001, net unrealized
appreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $     10,380,446
  Gross unrealized depreciation                     (9,254,133)
                                              ----------------
    Net unrealized appreciation for
      financial statement purposes                   1,126,313
  Less: tax basis adjustments                         (201,319)
                                              ----------------
    Net unrealized appreciation for
      Federal income tax purposes             $        924,994
                                              ================
Purchases and sales proceeds of securities other than short-term obligations aggregated $35,750,717 and $63,834,779, respectively, for the period ended December 31, 2001.

    Call options written at December 31, 2001 were:

                                                                          SHARES
                                            EXPIRATION       EXERCISE     SUBJECT
                                               DATE           PRICE       TO CALL      VALUE
----------------------------------------------------------------------------------------------
Vodaphone (GBP)                          January 16, 2002     $  170       650,000    $115,887
Nomura (JPY)                             January 15, 2002      2,267        43,000         555
                                                                                      --------
  Total (premiums received $78,077)                                                   $116,442
                                                                                      ========

    Forward foreign currency contracts at December 31, 2001 were:

                                               CONTRACTS TO SELL
                                    ---------------------------------------        NET
                   SETTLEMENT          LOCAL         VALUE      IN EXCHANGE     UNREALIZED
  CURRENCY            DATE           CURRENCY      IN U.S.$      FOR U.S.$     APPRECIATION
-------------------------------------------------------------------------------------------
Japanese Yen    March 18, 2002      414,195,075    3,264,463     3,158,740       $105,723
                                                                                 ========

 48         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

IVY PACIFIC OPPORTUNITIES FUND

                                                               December 31, 2001

EQUITY SECURITIES                 SHARES                 VALUE
AUSTRALIA - 21.5%
Australia & New Zealand
  Banking Group Ltd.              42,405      $        386,573
BHP Ltd.                          92,748               498,504
Foster's Brewing Group Ltd.      109,000               271,168
Rio Tinto Ltd.                    21,400               407,570
Westpac Banking Corp. Ltd.        51,040               411,627
WMC Ltd.                          29,900               146,519
Woolsworths Ltd.                  48,000               276,174
                                              ----------------
                                                     2,398,135
                                              ----------------
HONG KONG - 24.5%
China Mobile (Hong Kong)
  Ltd. (a)                        92,200               324,563
Dah Sing Financial Group          67,200               317,995
Hang Lung Properties Ltd.        540,500               557,978
Hang Seng Bank                    26,600               292,510
Henderson Land Development
  Company Ltd.                    82,000               370,153
Hutchison Whampoa Ltd.            24,000               231,602
Sun Hung Kai Properties
  Ltd.                            53,000               428,195
Wing Hang Bank Ltd.               68,500               219,612
                                              ----------------
                                                     2,742,608
                                              ----------------
INDIA - 11.7%
Hero Honda Motors Ltd.            79,715               414,445
Infosys Technologies               8,000               675,836
ITC Ltd.                          15,300               214,746
                                              ----------------
                                                     1,305,027
                                              ----------------
SINGAPORE - 4.4%
Capitaland Limited               237,000               240,016
Singapore Press Holdings
  Ltd.                            21,000               247,929
                                              ----------------
                                                       487,945
                                              ----------------
SOUTH KOREA - 18.0%
Hyundai Motor Co., Ltd.           20,030               410,207
Kookmin Bank                       4,971               188,486
Pohang Iron & Steel Company
  Ltd.                             4,980               462,550

EQUITY SECURITIES                 SHARES                 VALUE
Samsung Electronics                3,130      $        664,842
SK Telecom Co., Ltd.               1,378               281,160
                                              ----------------
                                                     2,007,245
                                              ----------------
TAIWAN - 18.6%
Asustek Computer Inc.             54,150               236,780
Hon Hai Precision Industry
  Co., Ltd.                      127,920               584,944
Taiwan Semiconductor
  Manufacturing Company (a)      266,489               666,412
United Microelectronics
  Corporation                    403,650               588,343
                                              ----------------
                                                     2,076,479
                                              ----------------
TOTAL INVESTMENTS - 98.6%
  (Cost - $10,263,019)                        $     11,017,439
  (Cost on Federal income
    tax basis - $10,603,381)
OTHER ASSETS, LESS LIABILITIES - 1.4%                  159,751
                                              ----------------
NET ASSETS - 100%                             $     11,177,190
                                              ================
Other Information:
At December 31, 2001, net unrealized
appreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      1,399,081
  Gross unrealized depreciation                       (644,661)
                                              ----------------
    Net unrealized appreciation for
      financial statement purposes                     754,420
  Less: tax basis adjustments                         (340,362)
                                              ----------------
    Net unrealized appreciation for
      Federal income tax purposes             $        414,058
                                              ================
Purchases and sales proceeds of securities other than short-term obligations aggregated $10,408,101 and $15,755,658, respectively, for the period ended December 31, 2001.

IVY GROWTH FUND

NAME OF SECURITY                  SHARES                 VALUE
EQUITY SECURITIES - 95.9%
CONSUMER
  DISCRETIONARY - 13.4%
DISTRIBUTORS - 0.3%
Costco Wholesale Corporation      14,000      $        621,320
                                              ----------------
EDUCATION SERVICES - 1.0%
Career Education Corporation
  (a)                             34,000             1,165,520
Education Management
  Corporation (a)                 21,000               761,250
                                              ----------------
                                                     1,926,770
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
HOTELS, RESTAURANTS &
  LEISURE - 1.2%
P.F. Chang's China Bistro,
  Inc. (a)                         7,400      $        350,020
Weight Watchers
  International, Inc. (a)         45,100             1,525,282
Wendy's International, Inc.       15,000               437,550
                                              ----------------
                                                     2,312,852
                                              ----------------
INTERACTIVE
  ENTERTAINMENT - 1.2%
Activision, Inc. (a)              36,800               957,168
Electronic Arts Inc. (a)          11,900               713,405
THQ INC. (a)                      10,700               518,629
                                              ----------------
                                                     2,189,202
                                              ----------------

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          49

    SCHEDULES OF INVESTMENTS




    December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
INTERNET & CATALOG
  RETAIL - 1.3%
eBay Inc. (a)                      9,300      $        622,170
Global Sports, Inc. (a)           24,400               486,780
University Of Phoenix Online
  (a)                             39,100             1,274,269
                                              ----------------
                                                     2,383,219
                                              ----------------
MEDIA -- 3.8%
AOL Time Warner Inc. (a)          45,000             1,444,500
Comcast Corporation               26,570               956,520
Crown Media Holdings, Inc.
  (a)                             72,400               817,396
Macrovision Corporation (a)       40,200             1,415,844
The Walt Disney Company           51,820             1,073,710
Viacom Inc. Cl B                  32,500             1,434,875
                                              ----------------
                                                     7,142,845
                                              ----------------
MULTILINE RETAIL - 2.2%
Target Corporation                22,500               923,625
Wal-Mart Stores, Inc.             55,305             3,182,803
                                              ----------------
                                                     4,106,428
                                              ----------------
SPECIALTY RETAIL - 2.3%
Bed Bath & Beyond Inc. (a)        20,000               678,000
Best Buy Co. (a)                   7,000               521,360
Home Depot, Inc.                  32,500             1,657,825
Lowe's Companies, Inc.            20,000               928,200
The Talbots, Inc.                 15,000               543,750
                                              ----------------
                                                     4,329,135
                                              ----------------
CONSUMER STAPLES - 4.4%
BEVERAGES - 1.9%
Anheuser-Busch Companies,
  Inc.                            22,500             1,017,225
PepsiCo, Inc.                     22,500             1,095,525
The Coca-Cola Company             32,500             1,532,375
                                              ----------------
                                                     3,645,125
                                              ----------------
HOUSEHOLD PRODUCTS - 2.5%
Colgate-Palmolive Company         18,855             1,088,876
Kimberly-Clark Corporation        10,000               598,000
The Procter & Gamble Company      20,000             1,582,600
Philip Morris Companies Inc.      30,000             1,375,500
                                              ----------------
                                                     4,644,976
                                              ----------------
ENERGY - 7.6%
ENERGY EQUIPMENT &
  SERVICES - 2.4%
BJ Services Company (a)            9,800               318,010
Core Laboratories NV (a)(b)       22,100               309,842
GlobalSantaFe Corporation         11,700               333,684
Hanover Compressor Company
  (a)                             56,400             1,424,664
Key Energy Services, Inc.
  (a)                             51,800               476,560
Oceaneering International
  Inc. (a)                        13,400               296,408
Weatherford International,
  Inc. (a)                         7,900               294,354
W-H Energy Services, Inc.
  (a)                             51,900               988,695
                                              ----------------
                                                     4,442,217
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
OIL & GAS - 5.2%
BP Amoco plc Sponsored ADR
  (b)                             14,975      $        696,487
ChevonTexaco Corporation          18,707             1,676,334
Exxon Mobil Corporation           80,000             3,144,000
Royal Dutch Petroleum
  Company Ny R (b)                22,365             1,096,332
Spinnaker Exploration
  Company (a)                     40,400             1,662,864
Swift Energy Company (a)          37,700               761,540
XTO Energy, Inc.                  41,500               726,251
                                              ----------------
                                                     9,763,808
                                              ----------------
FINANCIALS - 8.2%
BANKS - 1.4%
Bank of America Corporation       22,500             1,416,375
Bank One Corporation              15,000               585,750
BB&T Corporation                  17,500               631,925
                                              ----------------
                                                     2,634,050
                                              ----------------
DIVERSIFIED FINANCIALS -5.3%
Ambac Financial Group, Inc.       10,000               578,600
American Express Company          30,000             1,070,700
Citigroup Inc.                    42,500             2,145,400
Fannie Mae                        15,000             1,192,500
J.P. Morgan Chase and Co.         17,500               636,125
Lehman Brothers Holdings
  Inc.                            12,375               826,650
Merrill Lynch & Co., Inc.         24,000             1,250,880
Morgan Stanley Dean Witter &
  Co.                             30,000             1,678,200
State Street Corporation          10,350               540,788
                                              ----------------
                                                     9,919,843
                                              ----------------
INSURANCE - 1.5%
American International
  Group, Inc.                     35,000             2,779,000
                                              ----------------
HEALTH CARE - 20.8%
HEALTH CARE EQUIPMENT &
  SUPPLIES - 2.6%
Cytyc Corporation (a)             46,600             1,216,260
Integra LifeSciences
  Holdings (a)                    32,100               845,514
Intuitive Surgical, Inc. (a)      64,800               649,944
Medtronic, Inc.                   23,750             1,216,238
SonoSite Inc. (a)                 19,800               508,662
SurModics, Inc. (a)                9,900               360,954
                                              ----------------
                                                     4,797,572
                                              ----------------
HEALTH CARE PROVIDERS &
  SERVICES - 7.3%
Accredo Health Incorporated
  (a)                             27,300             1,083,810
AdvancePCS (a)                    26,700               783,645
AmSurg Corp. (a)                  54,800             1,489,464
Cardinal Health, Inc.             15,197               982,638
Caremark Rx, Inc (a)              41,500               676,865
Community Health Care (a)         33,700               859,350
CryoLife Inc. (a)                 17,500               525,000
Express Scripts Inc (a)           15,900               743,484
IMPATH, Inc. (a)                  19,800               881,298
Orthodontic Centers of
  America, Inc. (a)               29,500               899,750

 50         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
Province Healthcare Company
  (a)                             34,100      $      1,052,326
RehabCare Group, Inc. (a)         34,800             1,030,080
The Advisory Board Company
  (a)                             22,100               612,170
United Surgical Partners
  International, Inc. (a)         61,500             1,300,725
UnitedHealth Group
  Incorporation                   10,000               707,700
                                              ----------------
                                                    13,628,305
                                              ----------------
PHARMACEUTICALS &
  BIOTECHNOLOGY - 11.0%
Alkermes, Inc. (a)                26,900               709,084
American Home Products
  Corporation                     30,000             1,840,800
Amgen Inc. (a)                    22,500             1,269,900
Biopure Corporation (a)           17,200               244,412
Bristol-Myers Squibb Company      30,000             1,530,000
Eli Lilly and Company             17,500             1,374,450
Enzon, Inc. (a)                   17,500               984,900
Gilead Sciences, Inc. (a)          8,200               538,904
Human Genome Sciences Inc.
  (a)                             16,100               542,892
ICOS Corporation (a)               9,000               516,960
Johnson & Johnson                 42,500             2,511,750
Medicis Pharmaceutical
  Corporation (a)                 26,700             1,724,553
Merck & Co., Inc.                 20,000             1,176,000
Pfizer Inc.                       72,500             2,889,125
Protein Design Labs, Inc.
  (a)                             19,300               635,549
Schering-Plough Corporation       27,500               984,775
Shire Pharmaceuticals Group
  plc (a)(b)                      29,100             1,065,060
                                              ----------------
                                                    20,539,114
                                              ----------------
INDUSTRIALS - 11.1%
AEROSPACE & DEFENSE - 0.5%
United Technologies
  Corporation                     15,000               969,450
                                              ----------------
COMMERCIAL SERVICES &
  SUPPLIES - 5.4%
Administaff, Inc. (a)             29,200               800,372
Concord EFS, Inc (a)              24,400               799,832
Copart, Inc. (a)                  20,000               727,400
Corporate Executive Board
  Company (The) (a)               12,300               451,410
eFunds Corporation (a)            28,600               393,250
First Data Corporation            12,500               980,625
Jack Henry & Associates,
  Inc.                            34,000               742,560
MAXIMUS, Inc (a)                  38,400             1,615,104
Metro One
  Telecommunications, Inc.
  (a)                             16,700               505,175
Recources Connection, Inc.
  (a)                             11,000               289,630
SmartForce Public Limited
  Company (a)(b)                  55,600             1,376,100
TALX Corporation                  33,220               829,836
Waste Connections, Inc. (a)       22,300               691,077
                                              ----------------
                                                    10,202,371
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
INDUSTRIAL
  CONGLOMERATES - 5.1%
General Electric Company         150,000      $      6,012,000
Honeywell International Inc.      37,500             1,268,250
Minnesota Mining &
  Manufacturing Company (3M)       8,000               945,680
Tyco International Ltd.           22,500             1,325,250
                                              ----------------
                                                     9,551,180
                                              ----------------
INFORMATION
  TECHNOLOGY - 26.8%
COMMUNICATIONS
  EQUIPMENT - 4.8%
Brocade Communications
  Systems, Inc. (a)                9,500               314,640
Cisco Systems, Inc. (a)          205,800             3,727,038
Emulex Corporation (a)               400                15,804
L-3 Communications Holdings,
  Inc. (a)                        17,300             1,557,000
Polycom, Inc. (a)                 19,200               660,480
QUALCOMM Inc (a)                  17,500               883,750
Riverstone Networks, Inc.
  (a)                             20,900               346,940
Scientific-Atlanta, Inc.          20,000               478,800
SonicWall, Inc. (a)               48,500               942,840
                                              ----------------
                                                     8,927,292
                                              ----------------
COMPUTERS &
  PERIPHERALS - 3.2%
Dell Computer Corporation
  (a)                             52,500             1,426,950
EMC Corporation                   55,000               739,200
International Business
  Machines Corp.                  22,500             2,721,600
Sun Microsystems, Inc. (a)        82,500             1,018,050
                                              ----------------
                                                     5,905,800
                                              ----------------
INTERNET SOFTWARE &
  SERVICES - 2.0%
Exult Inc. (a)                    33,800               542,490
Internet Security Systems,
  Inc. (a)                         8,800               282,128
S1 Corporation (a)                52,300               846,214
VeriSign, Inc. (a)                36,845             1,401,584
WebEx Communications, Inc.
  (a)                             28,300               703,255
                                              ----------------
                                                     3,775,671
                                              ----------------
IT CONSULTING &
  SERVICES - 1.7%
Affiliated Computer
  Services, Inc. (a)               6,700               711,071
PEC Solutions, Inc. (a)           18,400               692,024
The Intercept Group, Inc.
  (a)                             35,800             1,464,220
Tier Technologies, Inc (a)        18,300               394,548
                                              ----------------
                                                     3,261,863
                                              ----------------
SEMICONDUCTOR EQUIPMENT &
  PRODUCTS - 9.1%
Altera Corporation (a)            46,000               976,120
Analog Devices, Inc. (a)          15,000               665,850
Applied Materials, Inc. (a)       32,500             1,303,250
Applied Micro Circuits
  Corporation (a)                 25,400               287,528
Brooks Automation, Inc. (a)       19,000               772,730

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          51

    SCHEDULES OF INVESTMENTS




    December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
Cabot Microelectronics
  Corporation (a)                  4,400      $        348,700
Cymer, Inc. (a)                   15,900               425,007
Integrated Circuit Systems,
  Inc. (a)                        49,600             1,120,464
Integrated Device
  Technology, Inc. (a)            11,200               297,808
Intel Corporation                105,000             3,302,250
Intersil Holding Corporation
  (a)                             24,300               783,675
KLA-Tencor Corporation (a)        15,000               743,400
Linear Technology
  Corporation                     31,300             1,221,952
Novellus Systems, Inc. (a)        22,500               887,625
Numerical Technologies, Inc.
  (a)                             25,800               908,160
Texas Instruments Inc.            45,000             1,260,000
Verisity Ltd. (a)                 18,100               342,995
Vitesse Semiconductor
  Corporation (a)                 29,200               363,832
Xilinx, Inc. (a)                  25,000               976,250
                                              ----------------
                                                    16,987,596
                                              ----------------
SOFTWARE - 6.0%
Actuate Corporation (a)           34,200               180,234
Advent Software, Inc. (a)         29,100             1,453,545
Cerner Corporation (a)             9,000               449,370
Intrado Inc. (a)                  22,900               613,720
Mercury Interactive
  Corporation (a)                 10,700               363,586
Micromuse Inc. (a)                52,300               784,500
Microsoft Corporation (a)         70,000             4,638,900
NetIQ Corporation (a)             15,439               544,379
Oracle Corporation (a)            85,885             1,186,072
PDF Solutions, Inc. (a)           15,800               331,800
Riverdeep Group plc (a)(b)        15,200               255,512
Stellent, Inc (a)                 12,100               357,676
                                              ----------------
                                                    11,159,294
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
MISCELLANEOUS - 2.4%
S&P 500 Depository Receipts       40,000      $      4,573,600
                                              ----------------
TELECOMMUNICATION
  SERVICES - 1.2%
DIVERSIFIED
  TELECOMMUNICATION
  SERVICES - 1.2%
BellSouth Corporation             29,955             1,142,783
Verizon Communications            25,000             1,186,500
                                              ----------------
                                                     2,329,283
                                              ----------------
TOTAL INVESTMENTS - 95.9%
  (Cost - $156,954,214)                       $    179,449,180
  (Cost on Federal income
    tax
    basis - $158,537,642)
OTHER ASSETS, LESS LIABILITIES - 4.1%                7,765,534
                                              ----------------
NET ASSETS - 100%                             $    187,214,714
                                              ================
Other Information:
At December 31, 2001, net unrealized
appreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $     30,635,589
  Gross unrealized depreciation                     (8,140,623)
                                              ----------------
    Net unrealized appreciation for
      financial statement purposes                  22,494,966
  Less: tax basis adjustments                       (1,583,428)
                                              ----------------
    Net unrealized appreciation for
      Federal income tax purposes             $     20,911,538
                                              ================
Purchases and sales proceeds of securities other than U.S.
Government securities and short-term obligations aggregated
$232,957,889 and $256,381,727, respectively, for the period ended
December 31, 2001.

    Call options written at December 31, 2001 were:

                                                                        SHARES
                                          EXPIRATION        EXERCISE    SUBJECT
                                             DATE            PRICE      TO CALL     VALUE
-------------------------------------------------------------------------------------------
Gilead Sciences, Inc.                  January 19, 2002       $65        3,000     $ 12,600
Medicis Pharmaceutical Corporation     January 19, 2002        55       10,200       98,430
Brooks Automation, Inc.                January 19, 2002        40        5,900       16,225
Brocade Communications Systems,
  Inc.                                 January 19, 2002        30        9,300       44,640
PEC Solutions, Inc.                    February 16, 2002       40        8,300       24,900
VeriSign, Inc.                         January 19, 2002        50        7,900          395
Applied Micro Circuits Corporation     January 19, 2002        17        6,400          640
Integrated Device Technology, Inc.     January 19, 2002        32        2,700        1,080
Intersil Corporation                   January 19, 2002        35       12,400       13,640
Vitesse Semiconductor Corporation      January 19, 2002        15        7,000        1,750
NetIQ Corporation                      January 19, 2002        35        5,900       15,635
                                                                                   --------
  Total (premiums received $274,091)                                               $229,935
                                                                                   ========

 52         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               December 31, 2001

IVY US BLUE CHIP FUND

NAME OF SECURITY                  SHARES                 VALUE
EQUITY SECURITIES - 99.0%
CONSUMER DISCRETIONARY - 12.6%
AOL Time Warner Inc. (a)          32,000      $      1,027,200
Bed Bath & Beyond Inc. (a)         8,000               271,200
Best Buy Co. (a)                   3,000               223,440
Comcast Corporation               11,000               396,000
Costco Wholesale Corporation       7,000               310,660
General Motors Corporation         7,250               352,350
Home Depot, Inc.                  17,000               867,170
Lowe's Companies, Inc.             9,000               417,690
Target Corporation                11,250               461,813
The Talbots, Inc.                  7,700               279,125
The Walt Disney Company           25,000               518,000
Viacom Inc. Cl B                  16,325               720,749
Wal-Mart Stores, Inc.             27,000             1,553,850
Wendy's International, Inc.        5,000               145,849
                                              ----------------
                                                     7,545,096
                                              ----------------
CONSUMER STAPLES - 8.0%
Anheuser-Busch Companies,
  Inc.                            12,000               542,520
Colgate-Palmolive Company          8,000               462,000
Heinz (H.J.) Company               5,000               205,600
Kimberly-Clark Corporation         6,500               388,700
PepsiCo, Inc.                     15,000               730,350
Philip Morris Companies
  Inc.                            17,000               779,450
The Coca-Cola Company             17,000               801,550
The Procter & Gamble Company      11,000               870,430
                                              ----------------
                                                     4,780,600
                                              ----------------
ENERGY - 6.4%
BP Amoco plc Sponsored ADR
  (b)                              7,545               350,918
ChevonTexaco Corporation          10,000               896,100
Exxon Mobil Corporation           47,000             1,847,100
Royal Dutch Petroleum
  Company Ny R (b)                15,275               748,780
                                              ----------------
                                                     3,842,898
                                              ----------------
FINANCIALS - 17.1%
Ambac Financial Group, Inc.        5,500               318,230
American Express Company          15,000               535,350
American International
  Group, Inc.                     19,000             1,508,600
Bank of America Corporation       14,000               881,300
Bank One Corporation              14,000               546,700
BB&T Corporation                  10,200               368,322
Citigroup Inc.                    36,000             1,817,280
Fannie Mae                         9,500               755,250
J.P. Morgan Chase and Co.         17,000               617,950
Lehman Brothers Holdings
  Inc.                             5,700               380,760
Merrill Lynch & Co., Inc.         11,000               573,320
Morgan Stanley Dean Witter &
  Co.                             12,000               671,280
State Street Corporation           5,500               287,375
SunTrust Banks, Inc.               5,435               340,775
Wells Fargo & Company             16,000               695,200
                                              ----------------
                                                    10,297,692
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
HEALTH CARE - 13.1%
American Home Products
  Corporation                     11,000      $        674,960
Amgen Inc. (a)                     7,325               413,423
Bristol-Myers Squibb Company      14,000               714,000
Cardinal Health, Inc.              5,500               355,630
Eli Lilly and Company              8,500               667,590
Johnson & Johnson                 21,000             1,241,100
Medtronic, Inc.                   12,000               614,520
Merck & Co., Inc.                 13,500               793,800
Pfizer Inc.                       40,000             1,594,000
Schering-Plough Corporation       14,500               519,245
UnitedHealth Group
  Incorporation                    4,100               290,157
                                              ----------------
                                                     7,878,425
                                              ----------------
INDUSTRIALS - 10.7%
Caterpillar Inc.                   8,000               418,000
FedEx Corp. (a)                    3,500               181,580
First Data Corporation             6,000               470,700
General Electric Company          61,000             2,444,880
Honeywell International
  Inc.                            16,000               541,120
Minnesota Mining & Manufacturing
  Company (3M)                     4,575               540,811
The Boeing Company                10,000               387,800
Tyco International Ltd.           16,500               971,850
United Technologies
  Corporation                      7,500               484,725
                                              ----------------
                                                     6,441,466
                                              ----------------
INFORMATION TECHNOLOGY - 17.1%
Altera Corporation (a)            11,825               250,927
Analog Devices, Inc. (a)           8,000               355,120
Applied Materials, Inc. (a)       11,500               461,150
Cisco Systems, Inc. (a)           46,500               842,115
Dell Computer Corporation
  (a)                             19,000               516,420
Electronic Data Systems
  Corporation                      3,250               222,788
EMC Corporation                   19,000               255,360
Intel Corporation                 42,500             1,336,625
International Business
  Machines Corp.                  11,500             1,391,040
KLA-Tencor Corporation (a)         4,500               223,020
Linear Technology
  Corporation                      4,500               175,680
Microsoft Corporation (a)         33,135             2,195,856
Novellus Systems, Inc. (a)         6,000               236,700
Oracle Corporation (a)            26,000               359,060
QUALCOMM Inc (a)                   5,000               252,500
Sun Microsystems, Inc. (a)        28,500               351,690
Texas Instruments Inc.            18,500               518,000
Xilinx, Inc. (a)                   8,000               312,399
                                              ----------------
                                                    10,256,450
                                              ----------------
MATERIALS - 2.3%
Alcoa Inc.                        14,000               497,700
Dow Chemical Company              14,000               472,920
International Paper Company       10,000               403,500
                                              ----------------
                                                     1,374,120
                                              ----------------
MISCELLANEOUS - 4.8%
S&P 500 Depository Receipts       25,000             2,858,500
                                              ----------------

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          53

    SCHEDULES OF INVESTMENTS




    December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
TELECOMMUNICATION
  SERVICES - 4.7%
ALLTEL Corporation                 5,000      $        308,650
AT&T Corp.                        10,000               181,400
BellSouth Corporation             16,000               610,400
SBC Communications Inc.           21,000               822,570
Verizon Communications            19,000               901,740
                                              ----------------
                                                     2,824,760
                                              ----------------
UTILITIES - 2.3%
American Electric Power
  Company Inc.                     5,300               230,709
Dominion Resources, Inc.           7,000               420,700
Duke Energy Corporation           12,000               471,120
The Southern Company              10,000               253,500
                                              ----------------
                                                     1,376,029
                                              ----------------
TOTAL INVESTMENTS - 99.0%
  (Cost - $54,760,763)                        $     59,476,036
  (Cost on Federal income
    tax basis - $55,996,310)
OTHER ASSETS, LESS LIABILITIES - 1.0%                  584,046
                                              ----------------
NET ASSETS - 100%                             $     60,060,082
                                              ================
Other Information:
At December 31, 2001, net unrealized
appreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      7,703,170
  Gross unrealized depreciation                     (2,987,897)
                                              ----------------
    Net unrealized appreciation for
      financial statement purposes                   4,715,273
  Less: tax basis adjustments                       (1,235,547)
                                              ----------------
    Net unrealized appreciation for
      Federal income tax purposes             $      3,479,726
                                              ================
Purchases and sales proceeds of securities other than U.S.
Government securities and short-term obligations aggregated
$48,326,602 and $61,900,098, respectively, for the period ended
December 31, 2001.

IVY US EMERGING GROWTH FUND
EQUITY SECURITIES - 92.9%
CONSUMER DISCRETIONARY - 13.4%
EDUCATION SERVICES - 2.4%
Career Education Corporation
  (a)                             31,800      $      1,090,104
Education Management
  Corporation (a)                 20,800               754,000
                                              ----------------
                                                     1,844,104
                                              ----------------
HOTELS, RESTAURANTS &
  LEISURE - 2.3%
P.F. Chang's China Bistro,
  Inc. (a)                         7,300               345,290
Weight Watchers
  International, Inc. (a)         41,600             1,406,912
                                              ----------------
                                                     1,752,202
                                              ----------------
INTERACTIVE COMMUNICATION - 2.7%
Activision, Inc. (a)              34,100               886,941

NAME OF SECURITY                  SHARES                 VALUE
Electronic Arts Inc. (a)          11,000      $        659,450
THQ INC. (a)                      10,000               484,700
                                              ----------------
                                                     2,031,091
                                              ----------------
INTERNET & CATALOG RETAIL - 3.1%
eBay Inc. (a)                      9,800               655,620
Global Sports, Inc. (a)           23,600               470,820
University Of Phoenix Online
  (a)                             37,350             1,217,237
                                              ----------------
                                                     2,343,677
                                              ----------------
MEDIA - 2.9%
Crown Media Holdings, Inc.
  (a)                             66,800               754,172
Macrovision Corporation (a)       41,700             1,468,674
                                              ----------------
                                                     2,222,846
                                              ----------------
ENERGY - 9.7%
ENERGY EQUIPMENT &
  SERVICES - 5.6%
BJ Services Company (a)            9,200               298,540
Core Laboratories NV (a)(b)       20,700               290,214
GlobalSantaFe Corporation         11,000               313,720
Hanover Compressor Company
  (a)                             52,100             1,316,046
Key Energy Services, Inc.
  (a)                             58,300               536,360
Oceaneering International
  Inc. (a)                        12,600               278,712
Weatherford International,
  Inc. (a)                         7,300               271,998
W-H Energy Services, Inc.
  (a)                             48,400               922,020
                                              ----------------
                                                     4,227,610
                                              ----------------
OIL & GAS - 4.1%
Spinnaker Exploration
  Company (a)                     38,700             1,592,892
Swift Energy Company (a)          38,300               773,660
XTO Energy, Inc.                  41,500               726,250
                                              ----------------
                                                     3,092,802
                                              ----------------
HEALTH CARE - 29.9%
HEALTH CARE EQUIPMENT &
  SUPPLIES - 4.7%
Cytyc Corporation (a)             48,400             1,263,240
Integra LifeSciences
  Holdings (a)                    29,600               779,664
Intuitive Surgical, Inc. (a)      72,900               731,187
SonoSite Inc. (a)                 18,400               472,696
SurModics, Inc. (a)                9,200               335,432
                                              ----------------
                                                     3,582,219
                                              ----------------
HEALTH CARE PROVIDERS &
  SERVICES - 15.1%
Accredo Health Incorporated
  (a)                             25,800             1,024,260
AdvancePCS (a)                    24,900               730,815
AmSurg Corp. (a)                  51,000             1,386,180
Caremark Rx, Inc (a)              41,700               680,127
Community Health Care (a)         33,800               861,900
CryoLife Inc. (a)                 16,400               492,000
Express Scripts Inc (a)           15,900               743,484
IMPATH, Inc. (a)                  18,500               823,435
Orthodontic Centers of
  America, Inc. (a)               27,800               847,900
Province Healthcare Company
  (a)                             34,000             1,049,240

 54         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               December 31, 2001

NAME OF SECURITY                  SHARES                 VALUE
RehabCare Group, Inc. (a)         35,200      $      1,041,920
The Advisory Board Company
  (a)                             20,500               567,850
United Surgical Partners
  International, Inc. (a)         57,400             1,214,010
                                              ----------------
                                                    11,463,121
                                              ----------------
PHARMACEUTICALS &
  BIOTECHNOLOGY - 10.1%
Alkermes, Inc. (a)                26,900               709,084
Biopure Corporation (a)           19,100               271,411
Enzon, Inc. (a)                   17,300               973,644
Gilead Sciences, Inc. (a)         10,300               676,916
Human Genome Sciences Inc.
  (a)                             17,700               596,844
ICOS Corporation (a)               9,800               562,912
Medicis Pharmaceutical
  Corporation - Class A (a)       30,800             1,989,372
Protein Design Labs, Inc.
  (a)                             20,500               675,065
Shire Pharmaceuticals Group
  PLC ADR (a)(b)                  32,500             1,189,500
                                              ----------------
                                                     7,644,748
                                              ----------------
INDUSTRIALS - 12.1%
COMMERCIAL SERVICES &
  SUPPLIES - 12.1%
Administaff, Inc. (a)             32,800               899,048
Concord EFS, Inc (a)              17,900               586,762
Copart, Inc. (a)                  15,400               560,098
Corporate Executive Board
  Company (The) (a)               13,100               480,770
eFunds Corporation (a)            33,300               457,875
Jack Henry & Associates,
  Inc.                            34,200               746,928
MAXIMUS, Inc (a)                  41,200             1,732,872
Metro One
  Telecommunications, Inc.
  (a)                             16,800               508,200
Recources Connection, Inc.
  (a)                             10,200               268,566
SmartForce Public Limited
  Company ADR (a)(b)              56,300             1,393,425
TALX Corporation                  37,180               928,756
Waste Connections, Inc. (a)       20,800               644,592
                                              ----------------
                                                     9,207,892
                                              ----------------
INFORMATION TECHNOLOGY - 27.7%
COMMUNICATIONS
  EQUIPMENT - 4.7%
Brocade Communications
  Systems, Inc. (a)                9,500               314,640
L-3 Communications Holdings,
  Inc. (a)                        15,900             1,431,000
Polycom, Inc. (a)                 17,700               608,880
Riverstone Networks, Inc.
  (a)                             19,200               318,720
SonicWall, Inc. (a)               45,200               878,688
                                              ----------------
                                                     3,551,928
                                              ----------------
INTERNET SOFTWARE &
  SERVICES - 4.9%
Exult Inc. (a)                    38,100               611,505
Internet Security Systems,
  Inc. (a)                         8,800               282,128
S1 Corporation (a)                48,800               789,584
VeriSign, Inc. (a)                34,015             1,293,931
WebEx Communications, Inc. (a)    28,400               705,740
                                              ----------------
                                                     3,682,888
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
IT CONSULTING & SERVICES - 4.1%
Affiliated Computer
  Services, Inc. (a)               6,600      $        700,458
The Intercept Group, Inc.
  (a)                             33,500             1,370,150
PEC Solutions, Inc. (a)           17,452               656,370
Tier Technologies, Inc (a)        16,900               364,364
                                              ----------------
                                                     3,091,342
                                              ----------------
SEMICONDUCTOR EQUIPMENT &
  PRODUCTS - 7.2%
Applied Micro Circuits
  Corporation (a)                 25,400               287,528
Brooks Automation, Inc. (a)       17,800               723,926
Cabot Microelectronics
  Corporation (a)                  4,000               317,000
Cymer, Inc. (a)                   14,800               395,604
Integrated Circuit Systems,
  Inc. (a)                        46,200             1,043,658
Integrated Device
  Technology, Inc. (a)            12,500               332,375
Intersil Holding Corporation
  (a)                             24,400               786,900
Numerical Technologies, Inc. (a)  25,500               897,600
Verisity Ltd. (a)                 16,800               318,360
Vitesse Semiconductor
  Corporation (a)                 29,200               363,832
                                              ----------------
                                                     5,466,783
                                              ----------------
SOFTWARE - 6.9%
Actuate Corporation (a)           38,400               202,368
Advent Software, Inc. (a)         26,900             1,343,655
Cerner Corporation (a)             8,300               414,419
Intrado Inc. (a)                  21,100               565,480
Mercury Interactive
  Corporation (a)                 10,700               363,586
Micromuse Inc. (a)                52,000               780,000
NetIQ Corporation (a)             16,779               591,628
PDF Solutions, Inc. (a)           14,700               308,700
Riverdeep Group plc ADR (a)(b)    14,200               238,702
Stellent, Inc (a)                 13,200               390,192
                                              ----------------
                                                     5,198,730
                                              ----------------
TOTAL INVESTMENTS - 92.9%
  (Cost - $59,949,515)                        $     70,403,982
  (Cost on Federal income
    tax basis - $60,287,228)
OTHER ASSETS, LESS LIABILITIES - 7.1%                5,414,128
                                              ----------------
NET ASSETS - 100%                             $     75,818,110
                                              ================
Other Information:
At December 31, 2001, net unrealized
appreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $     13,504,480
  Gross unrealized depreciation                     (3,050,013)
                                              ----------------
    Net unrealized appreciation for
      financial statement purposes                  10,454,467
  Less: tax basis adjustments                         (337,713)
                                              ----------------
    Net unrealized appreciation for
      Federal income tax purposes             $     10,116,754
                                              ================
Purchases and sales proceeds of securities other than U.S.
Government securities and short-term obligations aggregated
$129,243,356 and $158,853,630, respectively, for the period ended
December 31, 2001.

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          55

    SCHEDULES OF INVESTMENTS




    December 31, 2001

    Call options written at December 31, 2001 were:

                                                                      SHARES
                                        EXPIRATION        EXERCISE    SUBJECT
                                           DATE            PRICE      TO CALL     VALUE
-----------------------------------------------------------------------------------------
Macrovision Corporation              January 19, 2002       $35        7,000     $ 25,200
Gilead Sciences, Inc.                January 19, 2002        65        4,500       18,900
Medicis Pharmaceutical
  Corporation                        January 19, 2002        55       15,200      146,680
Brooks Automation, Inc.              January 19, 2002        40        5,900       16,225
Brocade Communications Systems,
  Inc.                               January 19, 2002        30        9,500       45,600
PEC Solutions, Inc.                  February 16, 2002       40        8,200       24,600
VeriSign, Inc.                       January 19, 2002        50        8,600          430
Applied Micro Circuits
  Corporation                        January 19, 2002        17        6,000          600
Integrated Device Technology,
  Inc.                               January 19, 2002        32        3,100        1,240
Intersil Corporation                 January 19, 2002        35       13,500       14,850
Vitesse Semiconductor Corporation    January 19, 2002        15        7,300        1,825
NetIQ Corporation                    January 19, 2002        35        5,500       14,575
                                                                                 --------
  Total (premiums received $333,190)                                             $310,725
                                                                                 ========

IVY BOND FUND

NAME OF SECURITY               PRINCIPAL                 VALUE
U.S. CORPORATE BONDS - 80.9%
Allied Waste, 7.625%,
  01/01/2006 (e)              $  250,000      $        246,875
American Standard, 7.375%,
  04/15/2005 (e)                 480,000               484,800
AOL-Time Warner Inc.,
  9.125%, 01/15/2013           1,500,000             1,803,750
AOL-Time Warner Inc., 9.15%,
  02/01/2023                   1,000,000             1,185,000
AT&T Corp., 9.25%,
  01/15/2023                   2,000,000             2,112,500
Bre Properties Inc., 7.125%,
  2/15/2013                    2,000,000             1,955,000
Calpine Corp, 8.50%,
  02/15/2011 (e)               1,000,000               910,000
Citigroup Inc., 6.50%,
  01/18/2011                   1,000,000             1,028,750
Coca-Cola Enterprises,
  5.38%, 08/15/2006              500,000               506,250
Countrywide Home, 5.50%,
  08/01/2006                     500,000               498,750
Daimlerchrysler, 7.75%,
  01/18/2011                     500,000               518,750
Darden Restaurants Inc.,
  7.125%, 02/01/2016           1,250,000             1,165,625
Dell Computer Corporation,
  6.55%, 04/15/2008              500,000               502,500
Delta Air Lines, 9.59%,
  01/12/2017 (d)               1,500,000             1,305,000
Equity Office Properties,
  7.35%, 12/01/2017            1,950,000             1,884,188
Ford Motor Credit Company,
  7.375%, 10/28/2009           1,000,000               985,000
GE Capital, 6.375%,
  03/15/2006                     425,000               448,906
Hertz Corp, 7.40%,
  03/01/2011                   1,000,000               965,000
Household Financial Corp,
  6.50%, 01/24/2006            1,000,000             1,025,000
Indiantown Cogeneration,
  9.77%, 12/15/2020            1,500,000             1,515,000

NAME OF SECURITY               PRINCIPAL                 VALUE
International Paper Company,
  7.625%, 01/15/2007          $1,000,000      $      1,078,750
Kansas Gas & El Wr, 7.60%,
  12/15/2003 (e)                 500,000               510,000
Meritor Automotive, 6.80%,
  02/15/2009                   1,000,000               925,000
Newmont Mining Corporation,
  8.375%, 07/01/2005             650,000               673,563
News America Holdings,
  7.75%, 01/20/2024            1,000,000               962,500
Northrop Grumman Corp.,
  9.375%, 10/15/2024           2,000,000             2,207,500
Praxair Inc., 8.70%,
  07/15/2022                   2,500,000             2,637,500
Pulte Corp., 7.625%,
  10/15/2017                   1,500,000             1,303,125
RJ Reynolds Tobacco Holdings
  Inc., 7.375%, 05/15/2003     2,000,000             2,075,000
Safeway Inc., 7.00%,
  09/15/2007                   1,000,000             1,058,750
Storage USA Partnership
  L.P., 8.20%, 06/01/2017      2,240,000             2,388,400
Te Products Pipeline Co.,
  7.51%, 01/15/2028            2,000,000             1,825,000
Tenet Healthcare
  Corporation, 6.375%,
  01/15/2011                     750,000               725,625
Transocean Sedco Forex Inc.,
  6.50%, 04/15/2003              530,000               546,563
Tyco Capital Corp., 5.625%,
  05/17/2004                   1,000,000             1,030,000
Unisys Corporation, 7.875%,
  04/01/2008 (e)                 480,000               466,800
Verizon Global Funding Corp.
  7.25%, 12/01/2010            1,000,000             1,071,250
Viacom Inc., 7.125%,
  11/01/2023                   1,000,000               993,750
Viacom Inc., 7.15%,
  05/20/2005                     900,000               961,875
Wal-Mart Stores, Inc.,
  6.55%, 08/10/2004            1,000,000             1,066,250

 56         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                               December 31, 2001

NAME OF SECURITY               PRINCIPAL                 VALUE
Watson Pharmaceuticals,
  7.125%, 05/15/2008          $1,500,000      $      1,441,874
                                              ----------------
TOTAL U.S. CORPORATE BONDS                          46,995,719
                                              ----------------
  (Cost $47,166,580)
U.S. GOVERNMENT AGENCY
  OBLIGATIONS - 6.6%
Fannie Mae, 7.00%,
  07/15/2005
  (Cost $3,539,532)            3,500,000             3,806,250
                                              ----------------
U.S. DOLLAR DENOMINATED FOREIGN
  CORPORATE BONDS - 9.9%
Abitibi Consolidated, 7.50%,
  04/01/2028                     950,000               794,438
France Telecom, 7.75%,
  03/01/2011                     667,000               714,524
Cemex S.A., 12.75%,
  07/15/2006                     725,000               880,875
Grupo Industrial Durango
  S.A., 13.125%, 08/01/2006      978,000               919,320
Grupo Televisa, 8.625%,
  08/08/2005                     500,000               530,000
Grupo Televisa, 8.00%,
  09/13/2011, 144A               125,000               124,844
Telekomunikacja Polska S.A.
  Finance BV (TPSA) 144A,
  7.75%, 12/10/2008            1,500,000             1,488,750
PEMEX Master Trust, 8.00%,
  11/15/2011                     300,000               301,499
                                              ----------------
TOTAL U.S. DOLLAR
  DENOMINATED FOREIGN
  CORPORATE BONDS -                                  5,754,250
                                              ----------------
  (Cost $5,800,466)
RIGHTS & WARRANTS - 0.1%          SHARES
Terex Corp. Appreciation
  Rights, 05/15/2002               4,000                70,000
Gothic Energy 144A Warrants,
  09/01/2004                      14,000                    --
Gothic Energy Restricted
  Warrants, 01/23/2003             4,767                    --
Gothic Energy Warrants,
  05/01/2005                       6,941                    --
Mccaw International Ltd.
  Warrants, 04/15/2007             2,000                 2,000
RSL Communications Ltd. 144A
  Warrants, 11/15/2006 (d)         1,000                    --
                                              ----------------
TOTAL RIGHTS & WARRANTS - (Cost $0)                     72,000
                                              ----------------
TOTAL INVESTMENTS - 97.5%                     $     56,628,219
  (Cost - $56,506,578) (c)
OTHER ASSETS, LESS LIABILITIES - 2.5%                1,435,550
                                              ----------------
NET ASSETS - 100%                             $     58,063,769
                                              ================

NAME OF SECURITY               PRINCIPAL                 VALUE
Other Information:
At December 31, 2001, net unrealized
appreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      1,794,853
  Gross unrealized depreciation                     (1,673,212)
                                              ----------------
    Net unrealized appreciation               $        121,641
                                              ================
Purchases and sales proceeds of securities other than U.S.
Government securities and short-term obligations aggregated
$14,032,024 and $24,585,937, respectively, for the period ended
December 31, 2001.

IVY MONEY MARKET FUND
U.S. GOVERNMENT AGENCY
  OBLIGATIONS - 99.6%
Federal Farm Credit Banks,
  1.65%, 02/15/2002           $2,000,000      $      1,995,875
Federal Home Loan Banks,
  1.43%, 01/02/2002            3,922,000             3,921,844
Federal Home Loan Mortgage
  Corp., 1.74%, 01/15/2002     2,000,000             1,998,647
Federal Home Loan Mortgage
  Corp., 1.66%, 01/28/2002     2,000,000             1,997,510
Federal National Mortgage
  Association, 1.66%,
  01/03/2002                   2,000,000             1,999,816
Federal National Mortgage
  Association, 1.84%,
  01/10/2002                   2,000,000             1,999,080
Federal National Mortgage
  Association, 1.73%,
  01/25/2002                   2,000,000             1,997,693
Federal National Mortgage
  Association, 1.735%,
  01/31/2002                   2,000,000             1,997,108
Federal National Mortgage
  Association, 1.735%,
  02/07/2002                   2,125,000             2,121,211
                                              ----------------
TOTAL INVESTMENTS - 99.6%
  (Cost - $20,028,784) (c)                    $     20,028,784
OTHER ASSETS, LESS
  LIABILITIES - 0.4%                                    74,562
                                              ----------------
NET ASSETS - 100%                             $     20,103,346
                                              ================

Footnotes
----------
(a)  Non-income producing security.
(b)  Foreign security.
(c)  Cost is approximately the same for Federal income tax
     purposes.
(d)  Security valued in good faith by the Valuation
     Sub-Committee of the Board of Trustees. See Note 1 to
     the Financial Statements.
(e)  Below investment grade security.
(f)  As of December 31, 2001, a portion of the security is
     on loan. The market value at December 31, 2001 of all
     securities on loan for Ivy International Fund and Ivy
     International Value Fund is $14,935,206 and
     $2,466,902, respectively. See Note 1 to the Financial
     Statements.
ADR - American Depository Receipt

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          57

    STATEMENTS OF ASSETS AND LIABILITIES




    December 31, 2001


                                                        IVY CUNDILL GLOBAL   IVY DEVELOPING      IVY EUROPEAN      IVY GLOBAL
                                                            VALUE FUND        MARKETS FUND    OPPORTUNITIES FUND      FUND
ASSETS
  Investments, at value (a)                                 $1,686,100        $  5,437,216       $ 98,792,899      $ 7,649,486
  Investments of cash collateral for securities
    loaned at identified cost and value                              -                   -                  -                -
  Cash                                                         336,255             159,773            856,960          524,891
  Receivables
    Investments sold                                                 -                   -                  -           46,558
    Fund shares sold                                             2,650               1,342             59,270           16,520
    Dividends, interest and tax reclaims                         2,913              17,309             77,739           13,896
    Manager for expense reimbursement                           12,186               6,914                  -            2,398
  Unrealized appreciation on forward currency
    contracts                                                   57,563                   -                  -            5,015
  Other assets                                                   7,598               6,377             17,705            6,425
                                                    ------------------------------------------------------------------------------
    Total assets                                             2,105,265           5,628,931         99,804,573        8,265,189
                                                    ------------------------------------------------------------------------------
LIABILITIES
  Payables
    Call options written, at value                                   -                   -                  -            6,447
    Investments purchased                                            -                   -                  -                -
    Collateral for securities loaned, at value                       -                   -                  -                -
    Closed forward foreign currency contracts                    1,357                   -                  -                -
    Fund shares repurchased                                          -               5,973            917,350                -
    Management fee                                               1,679               4,687             73,604            6,770
    12b-1 service and distribution fees                            278               1,098             19,701            1,156
    Transfer agent fee                                             192               5,147             52,018            4,381
    Other payables to related parties                            1,418               1,719             14,863            1,927
  Unrealized depreciation on forward currency
    contracts                                                    9,678                   -                  -                -
  Accrued expenses                                              15,798              11,850             73,159           39,933
                                                    ------------------------------------------------------------------------------
    Total liabilities                                           30,400              30,474          1,150,695           60,614
                                                    ------------------------------------------------------------------------------
NET ASSETS                                                  $2,074,865        $  5,598,457       $ 98,653,878      $ 8,204,575
                                                    ==============================================================================
CLASS A
  Net Assets                                                $  213,257        $  2,390,037       $ 30,832,630      $ 5,541,535
  Outstanding Shares                                            22,133             375,504          2,258,673          636,432
  Net asset value and redemption price per share            $     9.64        $       6.36       $      13.65      $      8.71
  Maximum offering price per share*                         $    10.23        $       6.75       $      14.48      $      9.24
                                                    ------------------------------------------------------------------------------
CLASS B
  Net Assets                                                $  867,484        $  2,505,726       $ 33,704,668      $ 2,420,703
  Outstanding Shares                                            90,233             410,686          2,489,898          289,569
  Net asset value, offering price and redemption
    price** per share                                       $     9.61        $       6.10       $      13.54      $      8.36
                                                    ------------------------------------------------------------------------------
CLASS C
  Net Assets                                                $   29,845        $    619,308       $ 24,917,719      $   148,252
  Outstanding Shares                                             3,118             101,084          1,834,159           18,414
  Net asset value, offering price and redemption
    price*** per share                                      $     9.57        $       6.13       $      13.59      $      8.05
                                                    ------------------------------------------------------------------------------
CLASS ADVISOR
  Net Assets                                                   964,279        $     83,386       $  9,185,578      $    94,085
  Outstanding Shares                                           101,018              13,104            665,678           10,690
  Net asset value, offering price and redemption
    price per share                                         $     9.55        $       6.36       $      13.80      $      8.80
                                                    ------------------------------------------------------------------------------
CLASS I
  Net Assets                                                                                     $     13,283
  Outstanding Shares                                                                                      964
  Net asset value, offering price and redemption
    price per share                                                                              $      13.78
                                                    ------------------------------------------------------------------------------
NET ASSETS CONSIST OF
Capital paid-in                                             $2,091,668        $ 17,611,065       $182,250,996      $10,275,098
Accumulated net realized loss on investments,
  foreign currency and written call option
  transactions                                                 (81,059)        (11,784,258)       (35,183,773)      (1,736,971)
Undistributed (accumulated) net investment
  income (loss)                                                  2,077             (84,978)                 -                -
Net unrealized appreciation (depreciation) on
  investments, foreign currency and written call
  option transactions                                           62,179            (143,372)       (48,413,345)        (333,552)
                                                    ------------------------------------------------------------------------------
NET ASSETS                                                  $2,074,865        $  5,598,457       $ 98,653,878      $ 8,204,575
                                                    ==============================================================================
      (a) Investments, identified cost                      $1,671,582        $  5,581,136       $147,207,761      $ 7,986,532
                                                    ------------------------------------------------------------------------------
      (b) Actual shares outstanding were
        241.328.
       * On sales of more than $50,000 the offering price is reduced. Maximum sales charge (load) is 5.75% for all Funds except Ivy Bond Fund and Ivy Money Market Fund. Ivy Bond Fund's sales charge is 4.75%; Ivy Money Market Fund does not have a sales charge.
      ** Subject to a maximum deferred sales charge of 5%.
     *** Subject to a maximum deferred sales charge of 1%.

 58         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                      December 31, 2001

          IVY GLOBAL NATURAL   IVY GLOBAL SCIENCE   IVY INTERNATIONAL    IVY INTERNATIONAL
            RESOURCES FUND     & TECHNOLOGY FUND          FUND          SMALL COMPANIES FUND
             $13,414,651          $ 26,943,167        $ 495,317,085         $10,233,463
                       -                     -           15,680,636                   -
               1,609,361             1,248,489           29,564,206              21,597
                       -               507,250                    -              46,541
                 176,206                84,061               50,134               3,321
                  12,792                     -            2,393,881               9,617
                  13,156                30,020                    -               5,925
                       -                     -              710,068                   -
                   6,923                12,929               63,775               8,137
      ------------------------------------------------------------------------------------------
              15,233,089            28,825,916          543,779,785          10,328,601
      ------------------------------------------------------------------------------------------
                       -                     -              957,165                   -
                       -               165,802                    -             211,200
                       -                     -           15,680,636                   -
                       -                     -                    -                   -
                       -                86,986            1,065,540               6,864
                  11,779                24,531              448,314               9,071
                   2,609                 5,444               70,692               1,901
                   6,561                24,696              139,790               7,037
                   3,678                 4,953               50,016               3,407
                       -                     -                    -                   -
                  29,748                30,079              398,879              25,854
      ------------------------------------------------------------------------------------------
                  54,375               342,491           18,811,032             265,334
      ------------------------------------------------------------------------------------------
             $15,178,714          $ 28,483,425        $ 524,968,753         $10,063,267
      ==========================================================================================
             $ 7,695,417          $ 13,472,406        $ 344,640,699         $ 3,583,014
                 696,135             1,012,342           16,656,344             438,534
             $     11.05          $      13.31        $       20.69         $      8.17
             $     11.72          $      14.12        $       21.95         $      8.67
      ------------------------------------------------------------------------------------------
             $ 5,230,709          $ 11,731,349        $ 136,830,875         $ 3,190,318
                 483,786               912,588            6,829,656             398,915
             $     10.81          $      12.86        $       20.03         $      8.00
      ------------------------------------------------------------------------------------------
             $ 1,787,873          $  2,918,438        $  26,429,799         $ 2,307,923
                 168,504               225,989            1,328,003             286,970
             $     10.61          $      12.91        $       19.90         $      8.04
      ------------------------------------------------------------------------------------------
             $   464,715          $    361,232        $       4,989         $   982,012
                  42,174                27,071                  241(b)          119,303
             $     11.02          $      13.34        $       20.67         $      8.23
      ------------------------------------------------------------------------------------------
                                                      $  17,062,391
                                                            818,338
                                                      $       20.85
      ------------------------------------------------------------------------------------------
             $22,277,909          $ 65,873,450        $ 788,957,622         $20,011,315
              (7,271,050)          (40,322,882)        (160,422,830)         (7,249,890)
                (183,684)                    -             (673,080)            (41,210)
                 355,539             2,932,857         (102,892,959)         (2,656,948)
      ------------------------------------------------------------------------------------------
             $15,178,714          $ 28,483,425        $ 524,968,753         $10,063,267
      ==========================================================================================
             $13,058,160          $ 24,010,310        $ 598,952,107         $12,893,612
      ------------------------------------------------------------------------------------------

    STATEMENTS OF ASSETS AND LIABILITIES




    December 31, 2001


                                                        IVY INTERNATIONAL      IVY PACIFIC        IVY GROWTH
                                                           VALUE FUND       OPPORTUNITIES FUND       FUND
ASSETS
  Investments, at value (a)                               $ 73,600,348         $ 11,017,439      $179,449,180
  Investments of cash collateral for securities
    loaned at identified cost and value                      2,583,015                    -                 -
  Cash                                                       2,425,789              216,164         8,867,114
  Receivables
    Investments sold                                                 -                    -           639,142
    Premiums on call options written                                 -                    -           107,162
    Fund shares sold                                             6,974                1,072                 -
    Dividends, interest and tax reclaims                       213,575                  298            98,111
    Manager for expense reimbursement                           27,583               23,396                 -
  Unrealized appreciation on open forward
    currency contracts                                         105,723                    -                 -
  Deferred organization expenses                                 3,240                    -                 -
  Other assets                                                  15,269                7,246            46,345
                                                    -------------------------------------------------------------
    Total assets                                            78,981,516           11,265,615       189,207,054
                                                    -------------------------------------------------------------
LIABILITIES
  Payables
    Call options written, at value                             116,442                    -           229,935
    Investments purchased                                            -                    -         1,435,287
    Collateral for securities loaned, at value               2,583,015                    -                 -
    Fund shares repurchased                                    186,027               15,712            23,311
    Management fee                                              64,236                9,497           136,085
    12b-1 service and distribution fees                         19,465                1,900             4,946
    Transfer agent fee                                          29,107                8,822            69,985
    Other payables to related parties                           12,924                3,450            22,510
  Accrued expenses                                              49,207               49,044            70,281
                                                    -------------------------------------------------------------
    Total liabilities                                        3,060,423               88,425         1,992,340
                                                    -------------------------------------------------------------
NET ASSETS                                                $ 75,921,093         $ 11,177,190      $187,214,714
                                                    =============================================================
CLASS A
  Net Assets                                              $ 13,238,306         $  6,290,602      $180,806,271
  Outstanding Shares                                         1,454,231              935,845        15,569,940
  Net asset value and redemption price per share          $       9.10         $       6.72      $      11.61
  Maximum offering price per share*                       $       9.66         $       7.13      $      12.32
                                                    -------------------------------------------------------------
CLASS B
  Net Assets                                              $ 46,210,470         $  3,966,296      $  5,763,201
  Outstanding Shares                                         5,153,604              605,058           518,640
  Net asset value, offering price and redemption
    price** per share                                     $       8.97         $       6.56      $      11.11
                                                    -------------------------------------------------------------
CLASS C
  Net Assets                                              $ 16,095,516         $    916,804      $    349,626
  Outstanding Shares                                         1,794,832              139,991            32,235
  Net asset value, offering price and redemption
    price*** per share                                    $       8.97         $       6.55      $      10.85
                                                    -------------------------------------------------------------
CLASS ADVISOR
  Net Assets                                              $    376,801         $      3,488      $    295,616
  Outstanding Shares                                            41,225                  529            25,530
  Net asset value, offering price and redemption
    price per share                                       $       9.14         $       6.59      $      11.58
                                                    -------------------------------------------------------------
NET ASSETS CONSIST OF
Capital paid-in                                           $ 85,225,942         $ 21,502,771      $211,741,141
Accumulated net realized loss on investments,
  foreign currency and written call option
  transactions                                             (10,382,595)         (11,076,791)      (47,064,616)
Accumulated net investment (loss)                             (117,828)              (3,211)                -
Net unrealized appreciation on investments,
  foreign currency and written call option
  transactions                                               1,195,574              754,421        22,538,189
                                                    -------------------------------------------------------------
NET ASSETS                                                $ 75,921,093         $ 11,177,190      $187,214,714
                                                    =============================================================
      (a) Investments, identified cost                    $ 72,474,035         $ 10,263,019      $156,954,214
                                                    -------------------------------------------------------------
       *  On sales of more than $50,000 the offering price is reduced. Maximum sales charge (load) is 5.75%
          for all Funds except Ivy Bond Fund and Ivy Money Market Fund. Ivy Bond Fund's sales charge is
          4.75%; Ivy Money Market Fund does not have a sales charge.
      **  Subject to a maximum deferred sales charge of 5%.
     ***  Subject to a maximum deferred sales charge of 1%.

 60         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                      December 31, 2001

          IVY US BLUE CHIP   IVY US EMERGING     IVY BOND      IVY MONEY
                FUND           GROWTH FUND         FUND       MARKET FUND
            $59,476,036       $ 70,403,982     $ 56,628,219   $20,028,784
                      -                  -                -             -
                301,679          6,050,498        1,057,329       100,600
                464,135            459,136                -             -
                      -             70,581                -             -
                      -              8,014              409             -
                 56,689              1,888        1,321,884             -
                 24,890                  -                -        19,492
                      -                  -                -             -
                      -                  -                -             -
                 18,569             17,752           11,602         8,129
      -----------------------------------------------------------------------
             60,341,998         77,011,851       59,019,443    20,157,005
      -----------------------------------------------------------------------
                      -            310,725                -             -
                      -            536,402                -             -
                      -                  -                -             -
                174,017            191,888          879,206        23,824
                 38,594             54,927           25,074         6,886
                  8,707             12,603            9,225             -
                 18,769             34,410           16,111        10,266
                 10,146             12,962            6,515         3,443
                 31,683             39,824           19,543         9,240
      -----------------------------------------------------------------------
                281,916          1,193,741          955,674        53,659
      -----------------------------------------------------------------------
            $60,060,082       $ 75,818,110     $ 58,063,769   $20,103,346
      =======================================================================
            $38,753,750       $ 43,974,034     $ 36,401,187   $12,904,133
              4,140,684          2,181,237        4,500,449    12,904,133
            $      9.36       $      20.16     $       8.09   $      1.00
            $      9.93       $      21.39     $       8.49
      -----------------------------------------------------------------------
            $19,378,675       $ 26,855,597     $ 19,304,543   $ 6,679,918
              2,107,288          1,399,620        2,395,472     6,679,918
            $      9.20       $      19.19     $       8.06   $      1.00
      -----------------------------------------------------------------------
            $ 1,119,258       $  3,997,714     $  2,188,097   $   519,295
                121,728            208,440          270,687       519,295
            $      9.19       $      19.18     $       8.08   $      1.00
      -----------------------------------------------------------------------
            $   808,399       $    990,765     $    169,942
                 85,601             48,661           20,939
            $      9.44       $      20.36     $       8.12
      -----------------------------------------------------------------------
            $63,550,004       $ 93,360,812     $ 87,287,626   $20,103,346
             (8,205,196)       (28,019,634)     (29,345,498)            -
                      -                  -                -             -
              4,715,274         10,476,932          121,641             -
      -----------------------------------------------------------------------
            $60,060,082       $ 75,818,110     $ 58,063,769   $20,103,346
      =======================================================================
            $54,760,763       $ 59,949,515     $ 56,506,578   $20,028,784
      -----------------------------------------------------------------------

    STATEMENTS OF OPERATIONS




    For the Year Ended December 31, 2001


                                                                                                IVY EUROPEAN
                                                          IVY CUNDILL GLOBAL   IVY DEVELOPING   OPPORTUNITIES
                                                              VALUE FUND        MARKETS FUND        FUND
INVESTMENT INCOME
  Dividends, net of foreign taxes withheld (a)                $  20,049          $ 154,322      $  2,082,478
  Interest and other                                              5,217              8,536           183,177
                                                      -----------------------------------------------------------
                                                                 25,266            162,858         2,265,655
                                                      -----------------------------------------------------------
EXPENSES
  Management fee                                                 10,121             69,023         1,325,025
  Transfer agent fee                                                826             45,994           484,781
  Administrative services fee                                     1,012              6,902           132,508
  Custodian fees                                                  9,355             26,296           222,912
  Blue Sky fees                                                  37,860             37,798            46,994
  Auditing and accounting fees                                   16,829             19,064            30,746
  Shareholder reports                                                29              5,711            71,060
  Amortization of deferred offering and
    organization expenses                                         4,133                  -                 -
  Fund accounting                                                18,626             21,247           114,180
  Trustees' fees                                                  4,743              5,198            14,831
  12b-1 service and distribution fees                             1,323             46,920           876,563
  Legal                                                          43,618             46,132            55,789
  Other                                                             109                  -            20,859
                                                      -----------------------------------------------------------
                                                                148,584            330,285         3,396,248
  Fees paid indirectly                                                -                  -            (2,412)
  Expenses reimbursed by Manager                               (127,526)          (148,768)          (19,587)
                                                      -----------------------------------------------------------
    Net expenses                                                 21,058            181,517         3,374,249
                                                      -----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      4,208            (18,659)       (1,108,594)
                                                      -----------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT, FOREIGN CURRENCY
  AND WRITTEN CALL OPTION TRANSACTIONS
  Net realized loss                                             (11,053)          (839,162)      (32,949,388)
  Net change in unrealized appreciation
    (depreciation)                                               31,902            413,420        (2,857,973)
                                                      -----------------------------------------------------------
  Net gain (loss) on investment, foreign
    currency and written call option
    transactions                                                 20,849           (425,742)      (35,807,361)
                                                      -----------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                             $  25,057          $(444,401)     $(36,915,955)
                                                      ===========================================================
  (a) Foreign taxes withheld                                  $   1,578          $  17,032      $    266,406
                                                      -----------------------------------------------------------

 62         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                   For the Year Ended December 31, 2001

                    IVY GLOBAL       IVY GLOBAL           IVY
    IVY GLOBAL       NATURAL          SCIENCE &      INTERNATIONAL
       FUND       RESOURCES FUND   TECHNOLOGY FUND       FUND
    $   144,836     $  303,821      $     13,974     $  11,511,380
          7,813         23,459           213,028           565,393
----------------------------------------------------------------------
        152,649        327,280           227,002        12,076,773
----------------------------------------------------------------------
         97,794        124,226           415,731         6,834,910
         38,368         77,647           208,832         1,642,161
          9,779         12,423            41,573           663,676
        108,143         54,293            32,215           216,031
         32,878         34,133            39,887            33,736
         17,625         18,754            19,712           104,686
          4,420          6,093            28,772           186,397
              -          9,153             6,437                 -
         27,521         31,713            60,681           221,732
          5,419          5,474             8,269            56,181
         49,625         67,557           267,276         3,184,204
         46,717         47,520            48,456            83,074
          4,130          2,291             6,801           123,419
----------------------------------------------------------------------
        442,419        491,277         1,184,642        13,350,207
              -              -                 -           (69,622)
       (202,092)      (181,477)         (106,670)         (400,000)
----------------------------------------------------------------------
        240,327        309,800         1,077,972        12,880,585
----------------------------------------------------------------------
        (87,678)        17,480          (850,970)         (803,812)
----------------------------------------------------------------------
     (1,707,991)      (129,942)      (34,588,967)     (117,343,526)
       (357,083)       939,703          (736,843)      (65,204,565)
----------------------------------------------------------------------
     (2,065,074)       809,761       (35,325,810)     (182,548,091)
----------------------------------------------------------------------
    $(2,152,752)    $  827,241      $(36,176,780)    $(183,351,903)
======================================================================
    $    11,022     $   26,635      $        106     $   1,270,487
----------------------------------------------------------------------

    STATEMENTS OF OPERATIONS




    For the Year Ended December 31, 2001


                                                   IVY INTERNATIONAL                        IVY PACIFIC
                                                         SMALL         IVY INTERNATIONAL   OPPORTUNITIES    IVY GROWTH
                                                    COMPANIES FUND        VALUE FUND           FUND            FUND
INVESTMENT INCOME
  Dividends, net of foreign taxes withheld
    (a)                                               $   145,365        $  2,163,250       $   210,006    $  1,390,913
  Interest and other                                       43,547             102,738            16,494         703,980
                                               ----------------------------------------------------------------------------
                                                          188,912           2,265,988           226,500       2,094,893
                                               ----------------------------------------------------------------------------
EXPENSES
  Management fee                                          172,723             965,448           131,439       1,857,265
  Transfer agent fee                                       60,883             330,799            75,437         627,250
  Administrative services fee                              17,272              96,545            13,144         218,502
  Custodian fees                                           79,343             118,963            52,537          72,213
  Blue Sky fees                                            40,453              42,594            34,589          37,632
  Auditing and accounting fees                             12,749              26,957            28,935          47,659
  Shareholder reports                                       7,700              40,944             9,736          64,197
  Amortization of deferred offering and
    organization expenses                                   9,277              13,337                 -               -
  Fund accounting                                          37,413             104,458            33,955         131,603
  Trustees' fees                                            5,965              11,957             5,685          20,982
  12b-1 service and distribution fees                      96,378             827,949            78,812         193,439
  Legal                                                    47,159              51,484            46,069          58,124
  Other                                                     2,772              14,197             3,289          37,963
                                               ----------------------------------------------------------------------------
                                                          590,087           2,645,632           513,627       3,366,829
  Expenses reimbursed by Manager                         (156,893)           (369,480)         (178,508)              -
                                               ----------------------------------------------------------------------------
    Net expenses                                          433,194           2,276,152           335,119       3,366,829
                                               ----------------------------------------------------------------------------
NET INVESTMENT (LOSS) INCOME                             (244,282)            (10,164)         (108,619)     (1,271,936)
                                               ----------------------------------------------------------------------------
NET (LOSS) GAIN ON INVESTMENT, FOREIGN
  CURRENCY AND WRITTEN CALL OPTION
  TRANSACTIONS
  Net realized loss                                    (6,817,197)         (5,500,755)       (2,117,974)    (46,425,575)
  Net change in unrealized appreciation
    (depreciation)                                     (1,290,455)        (15,899,870)          755,091     (10,892,142)
                                               ----------------------------------------------------------------------------
  Net (loss) gain on investment, foreign
    currency and written call option
    transactions                                       (8,107,652)        (21,400,625)       (1,362,883)    (57,317,717)
                                               ----------------------------------------------------------------------------
NET (DECREASE) INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                           $(8,351,934)       $(21,410,789)      $(1,471,502)   $(58,589,653)
                                               ============================================================================
  (a) Foreign taxes withheld                          $    16,813        $    215,508       $    60,671    $     10,799
                                               ----------------------------------------------------------------------------

 64         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                   For the Year Ended December 31, 2001

                     IVY US
    IVY US BLUE     EMERGING      IVY BOND      IVY MONEY
     CHIP FUND    GROWTH FUND       FUND       MARKET FUND
    $   874,342   $     22,431   $         -    $       -
         55,426        478,131     4,941,094      926,071
--------------------------------------------------------------
        929,768        500,562     4,941,094      926,071
--------------------------------------------------------------
        497,756        902,288       332,360       92,906
        215,844        322,329       176,093       96,709
         66,368        106,152        66,472       23,227
         49,374         46,668         4,284       20,133
         40,502         36,267        41,016       24,342
         22,344         25,651        28,635        6,725
         23,211         40,661        15,989        7,609
              -              -             -            -
         84,008        105,114        53,853       31,959
          9,682         12,517         9,499        6,321
        313,810        592,750       332,489            -
         49,679         52,035        50,291       47,431
         10,471         19,544        10,457        8,479
--------------------------------------------------------------
      1,383,049      2,261,976     1,121,438      365,841
       (179,897)             -             -     (168,669)
--------------------------------------------------------------
      1,203,152      2,261,976     1,121,438      197,172
--------------------------------------------------------------
       (273,384)    (1,761,414)    3,819,656      728,899
--------------------------------------------------------------
     (7,653,606)   (25,941,075)   (1,814,351)           -
     (1,306,669)   (18,236,680)    3,250,094            -
--------------------------------------------------------------
     (8,960,275)   (44,177,755)    1,435,743            -
--------------------------------------------------------------
    $(9,233,659)  $(45,939,169)  $ 5,255,399    $ 728,899
==============================================================
    $         -   $          -   $         -    $       -
--------------------------------------------------------------

    STATEMENTS OF CHANGES IN NET ASSETS


                                                            IVY CUNDILL GLOBAL VALUE FUND
                                                                           FOR THE PERIOD        IVY DEVELOPING MARKETS FUND
                                                           YEAR ENDED      APRIL 19, 2000         YEAR ENDED      YEAR ENDED
                                                          DECEMBER 31,    (COMMENCEMENT) TO      DECEMBER 31,    DECEMBER 31,
                                                              2001        DECEMBER 31, 2000          2001            2000
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                             $    4,208         $  3,500           $   (18,659)    $  (109,345)
  Net realized (loss) gain on investments and
    foreign currency transactions                             (11,053)          (1,884)             (839,162)     (1,786,405)
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency transactions                                      31,902           30,277               413,420      (2,038,411)
                                                      ---------------------------------------------------------------------------
         Net increase (decrease) resulting from
           operations                                          25,057           31,893              (444,401)     (3,934,161)
                                                      ---------------------------------------------------------------------------
Class A distributions
  Dividends from net investment income                           (483)               -                     -               -
  Distributions from realized gains                            (5,550)               -                     -         (14,591)
                                                      ---------------------------------------------------------------------------
         Total distributions to Class A
           shareholders                                        (6,033)               -                     -         (14,591)
                                                      ---------------------------------------------------------------------------
Class B distributions
  Dividends from net investment income                         (1,954)               -                     -               -
  Distributions from realized gains                           (22,475)               -                     -         (16,053)
                                                      ---------------------------------------------------------------------------
         Total distributions to Class B
           shareholders                                       (24,429)               -                     -         (16,053)
                                                      ---------------------------------------------------------------------------
Class C distributions
  Dividends from net investment income                              -                -                     -               -
  Distributions from realized gains                              (850)               -                     -          (4,135)
                                                      ---------------------------------------------------------------------------
         Total distributions to Class C
           shareholders                                          (850)               -                     -          (4,135)
                                                      ---------------------------------------------------------------------------
Class Advisor distributions
  Dividends from net investment income                         (2,320)         (13,734)                    -               -
  Distributions from realized gains                           (26,675)         (14,102)                    -            (408)
                                                      ---------------------------------------------------------------------------
         Total distributions to Advisor Class
           shareholders                                       (28,995)         (27,836)                    -            (408)
                                                      ---------------------------------------------------------------------------
Class I distributions
  Dividends from net investment income                              -                -                     -               -
  Distributions from realized gains                                 -                -                     -               -
                                                      ---------------------------------------------------------------------------
         Total distributions to Class I
           shareholders                                             -                -                     -               -
                                                      ---------------------------------------------------------------------------
Fund share transactions (Note 5)
  Class A                                                     211,494                -            (1,737,612)          1,201
  Class B                                                     859,802                -            (1,738,699)     (1,311,204)
  Class C                                                      29,498                -              (480,164)     (1,683,419)
  Class Advisor                                               262,419          742,845               (31,672)       (146,993)
  Class I                                                           -                -                     -               -
                                                      ---------------------------------------------------------------------------
  Net increase (decrease) resulting from Fund
    share transactions                                      1,363,213          742,845            (3,988,147)     (3,140,415)
                                                      ---------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     1,327,963          746,902            (4,432,548)     (7,109,763)
  Net assets beginning of period                              746,902                -            10,031,005      17,140,768
                                                      ---------------------------------------------------------------------------
  NET ASSETS END OF PERIOD                                 $2,074,865         $746,902           $ 5,598,457     $10,031,005
                                                      ===========================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                        $    2,077         $      -           $         -     $         -
                                                      ---------------------------------------------------------------------------

 66         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

             IVY EUROPEAN                                                   IVY GLOBAL NATURAL
          OPPORTUNITIES FUND                IVY GLOBAL FUND                   RESOURCES FUND
     YEAR ENDED        YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED        YEAR ENDED
    DECEMBER 31,      DECEMBER 31,   DECEMBER 31,      DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
        2001              2000           2001              2000           2001              2000
    $ (1,108,594)     $ (1,458,985)  $   (87,678)      $   (25,662)   $    17,480        $  (73,442)
     (32,949,388)        5,407,056    (1,707,991)        1,051,095       (129,942)        1,475,067
      (2,857,973)      (49,009,758)     (357,083)       (3,408,079)       939,703          (682,617)
--------------------------------------------------------------------------------------------------------
     (36,915,955)      (45,061,687)   (2,152,752)       (2,382,646)       827,241           719,008
--------------------------------------------------------------------------------------------------------
               -            (4,587)            -                 -       (123,220)          (26,274)
         (79,656)       (1,908,303)            -          (641,619)             -                 -
--------------------------------------------------------------------------------------------------------
         (79,656)       (1,912,890)            -          (641,619)      (123,220)          (26,274)
--------------------------------------------------------------------------------------------------------
               -            (4,830)            -                 -        (72,803)           (7,177)
         (89,127)       (1,675,847)            -          (364,126)             -                 -
--------------------------------------------------------------------------------------------------------
         (89,127)       (1,680,677)            -          (364,126)       (72,803)           (7,177)
--------------------------------------------------------------------------------------------------------
               -            (4,196)            -                 -        (25,855)           (3,487)
         (65,137)       (1,313,582)            -           (11,341)             -                 -
--------------------------------------------------------------------------------------------------------
         (65,137)       (1,317,778)            -           (11,341)       (25,855)           (3,487)
--------------------------------------------------------------------------------------------------------
               -            (1,621)            -                 -        (10,125)             (138)
         (22,555)         (727,916)            -           (11,745)             -                 -
--------------------------------------------------------------------------------------------------------
         (22,555)         (729,537)            -           (11,745)       (10,125)             (138)
--------------------------------------------------------------------------------------------------------
               -                 -             -                 -              -                 -
             (33)             (642)            -                 -              -                 -
--------------------------------------------------------------------------------------------------------
             (33)             (642)            -                 -              -                 -
--------------------------------------------------------------------------------------------------------
     (12,356,980)       54,123,742    (1,292,078)       (1,628,282)     1,944,691          (753,298)
     (11,307,942)       68,536,723    (1,559,669)       (1,282,931)     1,647,979           409,016
     (14,959,642)       56,291,817         2,801           (43,204)     1,087,331           270,730
      (6,208,579)       19,232,457       (30,156)           12,706        461,155            (6,007)
              33            23,667             -                 -              -                 -
--------------------------------------------------------------------------------------------------------
     (44,833,110)      198,208,406    (2,879,102)       (2,941,711)     5,141,156           (79,559)
--------------------------------------------------------------------------------------------------------
     (82,005,573)      147,505,195    (5,031,854)       (6,353,188)     5,736,394           602,373
     180,659,451        33,154,256    13,236,429        19,589,617      9,442,320         8,839,947
--------------------------------------------------------------------------------------------------------
    $ 98,653,878      $180,659,451   $ 8,204,575       $13,236,429    $15,178,714        $9,442,320
========================================================================================================
    $          -      $          -   $         -       $         -    $         -        $        -
--------------------------------------------------------------------------------------------------------

    STATEMENTS OF CHANGES IN NET ASSETS


                                                               IVY GLOBAL SCIENCE                    IVY INTERNATIONAL
                                                                & TECHNOLOGY FUND                           FUND
                                                            YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                           DECEMBER 31,      DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                               2001              2000              2001               2000
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment (loss) income                             $   (850,970)     $ (2,158,772)    $    (803,812)     $     2,215,084
  Net realized (loss) gain on investments and
    foreign currency transactions                           (34,588,967)       (5,684,935)     (117,343,526)         532,142,194
  Net change in unrealized
    appreciation(depreciation) on investments
    and foreign currency transactions                          (736,843)      (50,033,088)      (65,204,565)        (847,790,539)
                                                    --------------------------------------------------------------------------------
    Net decrease resulting from operations                  (36,176,780)      (57,876,795)     (183,351,903)        (313,433,261)
                                                    --------------------------------------------------------------------------------
Class A distributions
  Dividends from net investment income                                -                 -                 -             (764,917)
  Distributions from realized gains                                   -          (394,036)                -         (261,952,258)
                                                    --------------------------------------------------------------------------------
         Total distributions to Class A
           shareholders                                               -          (394,036)                -         (262,717,175)
                                                    --------------------------------------------------------------------------------
Class B distributions
  Dividends from net investment income                                -                 -                 -             (372,082)
  Distributions from realized gains                                   -          (367,848)                -         (117,187,139)
                                                    --------------------------------------------------------------------------------
         Total distributions to Class B
           shareholders                                               -          (367,848)                -         (117,559,221)
                                                    --------------------------------------------------------------------------------
Class C distributions
  Dividends from net investment income                                -                 -                 -              (76,122)
  Distributions from realized gains                                   -          (126,455)                -          (25,686,618)
                                                    --------------------------------------------------------------------------------
         Total distributions to Class C
           shareholders                                               -          (126,455)                -          (25,762,740)
                                                    --------------------------------------------------------------------------------
Class Advisor distributions
  Dividends from net investment income                                -                 -                 -                   (5)
  Distributions from realized gains                                   -           (10,215)                -               (1,057)
                                                    --------------------------------------------------------------------------------
         Total distributions to Advisor Class
           shareholders                                               -           (10,215)                -               (1,062)
                                                    --------------------------------------------------------------------------------
Class I distributions
  Dividends from net investment income                                -                 -                 -              (44,012)
  Distributions from realized gains                                   -                 -                 -          (19,644,945)
                                                    --------------------------------------------------------------------------------
         Total distributions to Class I
           shareholders                                               -                 -                 -          (19,688,957)
                                                    --------------------------------------------------------------------------------
Fund share transactions (Note 5)
  Class A                                                    (2,017,011)       16,637,842      (130,688,855)        (529,496,488)
  Class B                                                    (2,241,470)       16,632,437       (90,315,247)         (59,713,955)
  Class C                                                    (2,535,725)         (693,142)      (20,256,233)         (41,016,277)
  Class Advisor                                                 (38,620)        1,096,760             1,566                5,966
  Class I                                                             -                 -       (10,732,630)         (94,569,785)
                                                    --------------------------------------------------------------------------------
  Net (decrease) increase resulting from Fund
    share transactions                                       (6,832,826)       33,673,897      (251,991,399)        (724,790,539)
                                                    --------------------------------------------------------------------------------
TOTAL (DECREASE) INCREASE IN NET ASSETS                     (43,009,606)      (25,101,452)     (435,343,302)      (1,463,952,955)
  Net assets beginning of period                             71,493,031        96,594,483       960,312,055        2,424,265,010
                                                    --------------------------------------------------------------------------------
  NET ASSETS END OF PERIOD                                 $ 28,483,425      $ 71,493,031     $ 524,968,753      $   960,312,055
                                                    ================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                        $          -      $          -     $           -      $       100,368
                                                    --------------------------------------------------------------------------------

 68         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

         IVY INTERNATIONAL SMALL
             COMPANIES FUND               IVY INTERNATIONAL VALUE FUND       IVY PACIFIC OPPORTUNITIES FUND
        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
           2001              2000              2001              2000              2001              2000
       $   (244,282)     $    (57,688)     $    (10,164)     $    541,516      $   (108,619)     $     97,777
         (6,817,197)          275,934        (5,500,755)       (1,267,887)       (2,117,974)         (672,263)
         (1,290,455)       (2,175,582)      (15,899,870)      (12,483,799)          755,091        (2,384,136)
-----------------------------------------------------------------------------------------------------------------
         (8,351,934)       (1,957,336)      (21,410,789)      (13,210,170)       (1,471,502)       (2,958,622)
-----------------------------------------------------------------------------------------------------------------
                  -                 -           (27,423)          (75,221)           (8,050)          (77,451)
             (3,531)         (210,672)                -          (135,414)           (1,649)           (2,395)
-----------------------------------------------------------------------------------------------------------------
             (3,531)         (210,672)          (27,423)         (210,635)           (9,699)          (79,846)
-----------------------------------------------------------------------------------------------------------------
                  -                 -           (97,290)          (70,232)           (5,214)           (8,761)
             (3,188)         (124,960)                -          (126,433)           (1,068)             (271)
-----------------------------------------------------------------------------------------------------------------
             (3,188)         (124,960)          (97,290)         (196,665)           (6,282)           (9,032)
-----------------------------------------------------------------------------------------------------------------
                  -                 -           (34,090)          (27,338)           (1,203)          (11,120)
             (2,267)         (102,558)                -           (49,215)             (246)             (344)
-----------------------------------------------------------------------------------------------------------------
             (2,267)         (102,558)          (34,090)          (76,553)           (1,449)          (11,464)
-----------------------------------------------------------------------------------------------------------------
                  -                 -              (773)           (2,742)               (4)             (190)
               (942)         (119,878)                -            (4,936)               (1)               (6)
-----------------------------------------------------------------------------------------------------------------
               (942)         (119,878)             (773)           (7,678)               (5)             (196)
-----------------------------------------------------------------------------------------------------------------
                  -                 -                 -                 -                 -                 -
                  -                 -                 -                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------
                  -                 -                 -                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------
         (2,382,665)        8,801,905        (6,604,271)       (6,456,808)       (2,223,328)       (1,898,677)
            (69,144)        4,858,451       (16,393,092)      (11,961,285)       (1,762,254)          142,678
           (541,670)        3,787,459        (8,894,349)      (10,792,628)         (461,062)          907,794
         (1,796,577)        4,489,155          (184,624)       (2,249,563)          (26,101)         (289,376)
                  -                 -                 -                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------
         (4,790,056)       21,936,970       (32,076,336)      (31,460,284)       (4,472,745)       (1,137,581)
-----------------------------------------------------------------------------------------------------------------
        (13,151,918)       19,421,566       (53,646,701)      (45,161,985)       (5,961,682)       (4,196,741)
         23,215,185         3,793,619       129,567,794       174,729,779        17,138,872        21,335,613
-----------------------------------------------------------------------------------------------------------------
       $ 10,063,267      $ 23,215,185      $ 75,921,093      $129,567,794      $ 11,177,190      $ 17,138,872
=================================================================================================================
       $          -      $          -      $          -      $          -      $          -      $      1,532
-----------------------------------------------------------------------------------------------------------------

    STATEMENTS OF CHANGES IN NET ASSETS



                                                                 IVY GROWTH FUND                   IVY US BLUE CHIP FUND
                                                            YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                           DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                               2001              2000               2001              2000
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment (loss) income                             $ (1,271,936)     $  (2,725,318)     $   (273,384)     $   (390,115)
  Net realized (loss) gain on investments and
    foreign currency transactions                           (46,425,575)        34,360,096        (7,653,606)          934,230
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency transactions                                   (10,892,142)      (111,084,428)       (1,306,669)      (13,290,036)
                                                    ------------------------------------------------------------------------------
         Net (decrease) increase resulting from
           operations                                       (58,589,653)       (79,449,650)       (9,233,659)      (12,745,921)
                                                    ------------------------------------------------------------------------------
Class A distributions
  Dividends from net investment income                                -                  -                 -                 -
  Distributions from realized gains                            (150,031)       (33,539,757)                -          (878,778)
  Return of capital                                                   -                  -                 -                 -
                                                    ------------------------------------------------------------------------------
         Total distributions to Class A
           shareholders                                        (150,031)       (33,539,757)                -          (878,778)
                                                    ------------------------------------------------------------------------------
Class B distributions
  Dividends from net investment income                                -                  -                 -                 -
  Distributions from realized gains                              (4,963)          (956,732)                -          (367,192)
  Return of capital                                                   -                  -                 -                 -
                                                    ------------------------------------------------------------------------------
         Total distributions to Class B
           shareholders                                          (4,963)          (956,732)                -          (367,192)
                                                    ------------------------------------------------------------------------------
Class C distributions
  Dividends from net investment income                                -                  -                 -                 -
  Distributions from realized gains                                (306)          (100,729)                -           (44,905)
  Return of capital                                                   -                  -                 -                 -
                                                    ------------------------------------------------------------------------------
         Total distributions to Class C
           shareholders                                            (306)          (100,729)                -           (44,905)
                                                    ------------------------------------------------------------------------------
Class Advisor distributions
  Dividends from net investment income                                -                  -                 -                 -
  Distributions from realized gains                                (246)           (45,125)                -           (16,062)
  Return of capital                                                   -                  -                 -                 -
                                                    ------------------------------------------------------------------------------
         Total distributions to Advisor Class
           shareholders                                            (246)           (45,125)                -           (16,062)
                                                    ------------------------------------------------------------------------------
Fund share transactions (Note 5)
  Class A                                                   (24,244,560)         8,558,057       (13,083,890)       63,404,638
  Class B                                                        39,091          2,522,576        (1,937,914)       19,746,621
  Class C                                                      (219,317)           501,777        (1,480,938)        1,001,804
  Class Advisor                                                  21,369             65,791          (127,958)          312,228
                                                    ------------------------------------------------------------------------------
  Net (decrease) increase resulting from Fund
    share transactions                                      (24,403,417)        11,648,201       (16,630,700)       84,465,291
                                                    ------------------------------------------------------------------------------
  TOTAL (DECREASE) INCREASE IN NET ASSETS                   (83,148,616)      (102,443,792)      (25,864,359)       70,412,433
  Net assets beginning of period                            270,363,330        372,807,122        85,924,441        15,512,008
                                                    ------------------------------------------------------------------------------
  NET ASSETS END OF PERIOD                                 $187,214,714      $ 270,363,330      $ 60,060,082      $ 85,924,441
                                                    ==============================================================================
  UNDISTRIBUTED NET INVESTMENT INCOME                      $          -      $           -      $          -      $          -
                                                    ------------------------------------------------------------------------------

 70         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.


       IVY US EMERGING GROWTH FUND                IVY BOND FUND                   IVY MONEY MARKET FUND
        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
           2001              2000              2001              2000              2001              2000
       $ (1,761,414)     $ (3,179,789)     $  3,819,656      $  5,413,475      $    728,899      $  1,315,270
        (25,941,075)       16,723,172        (1,814,351)      (10,033,374)                -                 -
        (18,236,680)      (69,310,321)        3,250,094         5,835,424                 -                 -
-----------------------------------------------------------------------------------------------------------------
        (45,939,169)      (55,766,938)        5,255,399         1,215,525           728,899         1,315,270
-----------------------------------------------------------------------------------------------------------------
                  -                 -        (2,485,231)       (3,934,995)         (513,765)         (986,924)
                  -       (10,359,253)                -                 -                 -                 -
                  -                 -           (75,056)                -                 -                 -
-----------------------------------------------------------------------------------------------------------------
                  -       (10,359,253)       (2,560,287)       (3,934,995)         (513,765)         (986,924)
-----------------------------------------------------------------------------------------------------------------
                  -                 -          (968,691)       (1,280,033)         (188,742)         (260,020)
                  -        (7,614,713)                -                 -                 -                 -
                  -                 -           (29,256)                -                 -                 -
-----------------------------------------------------------------------------------------------------------------
                  -        (7,614,713)         (997,947)       (1,280,033)         (188,742)         (260,020)
-----------------------------------------------------------------------------------------------------------------
                  -                 -          (130,441)         (181,541)          (26,392)          (68,326)
                  -        (1,250,347)                -                 -                 -                 -
                  -                 -            (3,939)                -                 -                 -
-----------------------------------------------------------------------------------------------------------------
                  -        (1,250,347)         (134,380)         (181,541)          (26,392)          (68,326)
-----------------------------------------------------------------------------------------------------------------
                  -                 -           (10,247)          (18,572)
                  -          (234,243)                -                 -
                  -                 -              (309)                -
-----------------------------------------------------------------------------------------------------------------
                  -          (234,243)          (10,556)          (18,572)
-----------------------------------------------------------------------------------------------------------------
         (9,332,403)       17,498,379       (16,994,627)      (14,045,320)       (7,489,724)        1,869,932
        (12,090,864)        5,006,514        (1,183,399)       (6,346,933)          808,338        (1,614,579)
         (2,343,242)       (1,617,766)         (585,610)       (1,037,965)       (1,456,010)        1,603,183
           (386,693)        1,922,315           (26,727)         (127,260)
-----------------------------------------------------------------------------------------------------------------
        (24,153,202)       22,809,442       (18,790,363)      (21,557,478)       (8,137,396)        1,858,536
-----------------------------------------------------------------------------------------------------------------
        (70,092,371)      (52,416,052)      (17,238,134)      (25,757,094)       (8,137,396)        1,858,536
        145,910,481       198,326,533        75,301,903       101,058,997        28,240,742        26,382,206
-----------------------------------------------------------------------------------------------------------------
       $ 75,818,110      $145,910,481      $ 58,063,769      $ 75,301,903      $ 20,103,346      $ 28,240,742
=================================================================================================================
       $          -      $          -      $          -      $          -      $          -      $          -
-----------------------------------------------------------------------------------------------------------------

    FINANCIAL HIGHLIGHTS



                                            SELECTED PER SHARE DATA

                                                                      NET ASSET
                                                                       VALUE,
                                  SHARE                               BEGINNING
FUND NAME                         CLASS     FOR THE PERIOD FROM       OF PERIOD

IVY CUNDILL GLOBAL VALUE            A     09/04(e) to   12/31/2001     $10.15
FUND                                B     09/26(e) to   12/31/2001       9.26
                                    C     10/19(e) to   12/31/2001       9.44
                                 ADVISOR     01/01 to   12/31/2001      10.07
                                          04/19(e) to   12/31/2000      10.00
                                 ----------------------------------------------
IVY DEVELOPING                      A        01/01 to   12/31/2001       6.66
MARKETS FUND                                 01/01 to   12/31/2000       8.77
                                             01/01 to   12/31/1999       6.02
                                             01/01 to   12/31/1998       6.82
                                             01/01 to   12/31/1997      10.12
                                    B        01/01 to   12/31/2001       6.49
                                             01/01 to   12/31/2000       8.63
                                             01/01 to   12/31/1999       5.93
                                             01/01 to   12/31/1998       6.77
                                             01/01 to   12/31/1997      10.04
                                    C        01/01 to   12/31/2001       6.52
                                             01/01 to   12/31/2000       8.67
                                             01/01 to   12/31/1999       5.96
                                             01/01 to   12/31/1998       6.79
                                             01/01 to   12/31/1997      10.06
                                 ADVISOR     01/01 to   12/31/2001       6.70
                                             01/01 to   12/31/2000       8.80
                                             01/01 to   12/31/1999       6.05
                                          04/30(e) to   12/31/1998       7.48
                                 ----------------------------------------------
IVY EUROPEAN                        A        01/01 to   12/31/2001      17.25
OPPORTUNITIES FUND                           01/01 to   12/31/2000      17.13
                                          05/04(e) to   12/31/1999      10.01
                                    B        01/01 to   12/31/2001      17.26
                                             01/01 to   12/31/2000      17.13
                                          05/24(e) to   12/31/1999      10.21
                                    C        01/01 to   12/31/2001      17.32
                                             01/01 to   12/31/2000      17.13
                                          10/24(e) to   12/31/1999      11.57
                                    I        01/01 to   12/31/2001      17.37
                                          03/16(e) to   12/31/2000      26.00
                                 ADVISOR     01/01 to   12/31/2001      17.39
                                             01/01 to   12/31/2000      17.23
                                          05/03(e) to   12/31/1999      10.01
                                 ----------------------------------------------
IVY GLOBAL FUND                     A        01/01 to   12/31/2001      10.63
                                             01/01 to   12/31/2000      13.42
                                             01/01 to   12/31/1999      11.32
                                             01/01 to   12/31/1998      10.93
                                             01/01 to   12/31/1997      13.17
                                    B        01/01 to   12/31/2001      10.30
                                             01/01 to   12/31/2000      13.14
                                             01/01 to   12/31/1999      11.19
                                             01/01 to   12/31/1998      10.90
                                             01/01 to   12/31/1997      13.12
                                    C        01/01 to   12/31/2001       9.93
                                             01/01 to   12/31/2000      12.75
                                             01/01 to   12/31/1999      10.90
                                             01/01 to   12/31/1998      10.67
                                             01/01 to   12/31/1997      12.94
                                 ADVISOR     01/01 to   12/31/2001      10.73
                                             01/01 to   12/31/2000      13.50
                                             01/01 to   12/31/1999      11.36
                                          04/30(e) to   12/31/1998      13.26

                                                       SELECTED PER SHARE DATA
                                  (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                 NET (LOSS)                        LESS DISTRIBUTIONS
                                    NET            GAIN ON                             DIVIDENDS
                                 INVESTMENT      SECURITIES       TOTAL FROM            FROM NET
                                   INCOME       (REALIZED AND     INVESTMENT           INVESTMENT
FUND NAME                          (LOSS)        UNREALIZED)      OPERATIONS             INCOME
IVY CUNDILL GLOBAL VALUE           $ .01(c)        $ (.23)          $ (.22)              $ .02
FUND                                 .01(c)           .62              .63                 .02
                                     .01(c)           .40              .41                 .02
                                     .03(c)          (.25)            (.22)                .02
                                     .05(c)           .41              .46                 .19
                                 ----------------------------------------------   --------------------------------------------------
IVY DEVELOPING                       .01(c)          (.31)(h)         (.30)                  -
MARKETS FUND                        (.02)(c)        (2.07)           (2.09)                  -
                                     .01(c)          2.80             2.81                 .01
                                     .06(c)(d)       (.86)(d)         (.80)                  -
                                     .01(c)         (2.80)           (2.79)                .01
                                    (.05)(c)         (.34)            (.39)                  -
                                    (.10)(c)        (2.02)           (2.12)                  -
                                    (.04)(c)         2.76             2.72                   -
                                     .01(c)(d)       (.85)(d)         (.84)                  -
                                    (.06)(c)        (2.76)           (2.82)                .01
                                    (.05)(c)         (.34)            (.39)                  -
                                    (.14)(c)        (1.99)           (2.13)                  -
                                    (.03)(c)         2.76             2.73                   -
                                     .01(c)(d)       (.84)(d)         (.83)                  -
                                    (.07)(c)        (2.76)           (2.83)                .01
                                     .04(c)          (.38)            (.34)                  -
                                     .02(c)         (2.10)           (2.08)                  -
                                     .03(c)          2.83             2.86                 .06
                                     .04(c)(d)      (1.47)(d)        (1.43)                  -
                                 ----------------------------------------------   --------------------------------------------------
IVY EUROPEAN                        (.08)(c)        (3.49)(h)        (3.57)                  -
OPPORTUNITIES FUND                  (.07)             .82              .75                   -
                                       -(c)         16.35            16.35                 .01
                                    (.20)(c)        (3.49)           (3.69)                  -
                                    (.18)             .83              .65                   -
                                    (.01)(c)        16.15            16.14                   -
                                    (.22)(c)        (3.48)           (3.70)                  -
                                    (.22)             .88              .66                   -
                                    (.01)(c)         6.00             5.99                 .01
                                    (.01)(c)        (3.55)           (3.56)                  -
                                    (.01)           (7.92)           (7.93)                  -
                                    (.02)(c)        (3.54)           (3.56)                  -
                                    (.02)             .85              .83                   -
                                       -(c)         16.46            16.46                 .02
                                 ----------------------------------------------   --------------------------------------------------
IVY GLOBAL FUND                     (.06)(c)        (1.86)           (1.92)                  -
                                     .02(c)         (1.91)           (1.89)                  -
                                     .01(c)          2.98             2.99                   -
                                     .02(c)           .91              .93                   -
                                     .08            (1.23)           (1.15)                .10
                                    (.17)(c)        (1.77)           (1.94)                  -
                                    (.09)(c)        (1.85)           (1.94)                  -
                                    (.10)(c)         2.94             2.84                   -
                                    (.09)(c)          .92              .83                   -
                                    (.02)           (1.20)           (1.22)                .10
                                    (.13)(c)        (1.75)           (1.88)                  -
                                    (.11)(c)        (1.81)           (1.92)                  -
                                    (.16)(c)         2.90             2.74                   -
                                    (.16)(c)          .93              .77                   -
                                    (.02)           (1.24)           (1.26)                .10
                                    (.05)(c)        (1.88)           (1.93)                  -
                                     .05(c)         (1.92)           (1.87)                  -
                                     .08(c)          2.95             3.03                   -
                                     .05(c)         (1.41)           (1.36)                  -

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
    reimbursed by Manager.                                      (h) Includes redemption fees added to Capital paid-in of
                                                                    $0.06 and $0.02 per average shares outstanding for
na -- not applicable                                                Developing Markets and European Opportunities,
                                                                    respectively. Total return excluding redemption fees
                                                                    would have been (5.41%) and (20.78%), respectively.

 72         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                    SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                       RATIOS AND SUPPLEMENTAL DATA
                                                                                        RATIO OF                  RATIO OF
                                      NET ASSET                  NET ASSETS,          EXPENSES TO               EXPENSES TO
  DISTRIBUTIONS                        VALUE,          TOTAL       END OF             AVERAGE NET               AVERAGE NET
       FROM               TOTAL        END OF         RETURN       PERIOD             ASSETS WITH              ASSETS WITHOUT
  REALIZED GAINS      DISTRIBUTIONS    PERIOD        (%)(A)(F)      (000)         REIMBURSEMENT (%)(B)      REIMBURSEMENT (%)(B)

      $ .27               $ .29        $ 9.64          (2.07)      $  213                 4.47(g)                  31.77(g)
        .26                 .28          9.61           6.91          867                 6.04(g)                  39.53(g)
        .26                 .28          9.57           4.44           30                 7.71(g)                  51.61(g)
        .28                 .30          9.55          (2.13)         964                 1.40                     10.30
        .20                 .39         10.07           4.66          747                 1.95(g)                  19.15(g)
  ------------------------------------------------------------------------------------------------------------------------------
          -                   -          6.36          (4.50)(h)    2,390                 2.19                      4.35
        .02                 .02          6.66         (23.79)       4,213                 2.12                      3.50
        .05                 .06          8.77          46.70        5,652                 2.30                      3.28
          -                   -          6.02         (11.67)       5,487                 2.18                      3.47
        .50                 .51          6.82         (27.42)       8,584                 2.31                      2.39
          -                   -          6.10          (6.01)       2,506                 2.96                      5.12
        .02                 .02          6.49         (24.53)       4,525                 2.90                      4.28
        .02                 .02          8.63          45.82        7,676                 2.92                      3.90
          -                   -          5.93         (12.35)       6,145                 2.96                      4.25
        .44                 .45          6.77         (27.93)       8,488                 3.09                      3.17
          -                   -          6.13          (5.98)         619                 3.01                      5.17
        .02                 .02          6.52         (24.53)       1,173                 2.85                      4.23
        .02                 .02          8.67          45.84        3,474                 2.85                      3.83
          -                   -          5.96         (12.16)       2,641                 2.96                      4.25
        .43                 .44          6.79         (28.01)       2,420                 3.12                      3.20
          -                   -          6.36          (5.07)          83                 1.84                      4.00
        .02                 .02          6.70         (23.60)         120                 1.71                      3.09
        .05                 .11          8.80          47.38          337                 1.74                      2.72
          -                   -          6.05         (19.06)          82                 1.68(g)                   2.97(g)
  ------------------------------------------------------------------------------------------------------------------------------
        .03                 .03         13.65         (20.67)(h)   30,833                 2.15                      2.17
        .63                 .63         17.25           4.51       54,655                   na                      1.83
       9.22                9.23         17.13         215.58       13,932                 2.22(g)                   6.10(g)
        .03                 .03         13.54         (21.35)      33,705                 2.89                      2.91
        .52                 .52         17.26           4.12       57,283                   na                      2.59
       9.22                9.22         17.13         209.41        5,900                 2.96(g)                   6.84(g)
        .03                 .03         13.59         (21.32)      24,918                 2.91                      2.93
        .47                 .47         17.32           3.98       49,527                   na                      2.58
        .42                 .43         17.13          51.80        8,076                 2.96(g)                   6.84(g)
        .03                 .03         13.78         (20.46)          13                 1.80                      1.82
        .70                 .70         17.37         (30.40)          17                   na                      1.54(g)
        .03                 .03         13.80         (20.44)       9,186                 1.72                      1.74
        .67                 .67         17.39           5.01       19,178                   na                      1.55
       9.22                9.24         17.23         217.16        5,246                 1.93(g)                   5.81(g)
  ------------------------------------------------------------------------------------------------------------------------------
          -                   -          8.71         (18.06)       5,542                 2.14                      4.21
        .90                 .90         10.63         (13.91)       8,135                 2.17                      3.11
        .89                 .89         13.42          26.51       11,828                 2.17                      2.77
        .54                 .54         11.32           8.59       14,660                 2.18                      2.54
        .99                1.09         10.93          (8.72)      19,692                   na                      2.07
          -                   -          8.36         (18.83)       2,421                 3.05                      5.12
        .90                 .90         10.30         (14.58)       4,769                 2.99                      3.93
        .89                 .89         13.14          25.31        7,316                 2.99                      3.59
        .54                 .54         11.19           7.69        7,495                 2.97                      3.33
        .90                1.00         10.90          (9.33)      10,056                   na                      2.82
          -                   -          8.05         (18.93)         148                 3.20                      5.27
        .90                 .90          9.93         (14.88)         178                 3.36                      4.30
        .89                 .89         12.75          25.24          267                 3.23                      3.83
        .54                 .54         10.90           7.30          428                 3.30                      3.66
        .91                1.01         10.67          (9.72)         727                   na                      2.82
          -                   -          8.80         (17.99)          94                 2.02                      4.09
        .90                 .90         10.73         (13.67)         155                 1.95                      2.89
        .89                 .89         13.50          26.77          179                 1.96                      2.56
        .54                 .54         11.36         (10.19)         321                 1.75(g)                   2.11(g)


LESS DISTRIBUTIONS   RATIOS AND SUPPLEMENTAL DATA
                        RATIO OF
                     NET INVESTMENT
  DISTRIBUTIONS      INCOME (LOSS)       PORTFOLIO
       FROM            TO AVERAGE        TURNOVER
  REALIZED GAINS     NET ASSETS (%)      RATE (%)
      $ .27                .94(c)(g)          57
        .26                .60(c)(g)          57
        .26                .99(c)(g)          57
        .28                .37(c)             57
        .20                .70(c)(g)          53
  ------------------------------------------------------------------------------------------------------------------------------
          -                .17(c)             14
        .02               (.27)(c)            76
        .05                .13(c)             37
          -                .88(c)             47
        .50                .09(c)             42
          -               (.59)(c)            14
        .02              (1.04)(c)            76
        .02               (.49)(c)            37
          -                .10(c)             47
        .44               (.69)(c)            42
          -               (.65)(c)            14
        .02              (1.00)(c)            76
        .02               (.43)(c)            37
          -                .10(c)             47
        .43               (.72)(c)            42
          -                .52(c)             14
        .02                .14(c)             76
        .05                .69(c)             37
          -               1.38(c)(g)          47
  ------------------------------------------------------------------------------------------------------------------------------
        .03               (.44)(c)            66
        .63               (.36)               46
       9.22               (.15)(c)(g)        108
        .03              (1.18)(c)            66
        .52              (1.12)               46
       9.22               (.89)(c)(g)        108
        .03              (1.20)(c)            66
        .47              (1.11)               46
        .42               (.89)(c)(g)        108
        .03               (.08)(c)            66
        .70               (.07)(g)            46
        .03               (.00)(c)            66
        .67               (.09)               46
       9.22                .14(c)(g)         108
  ------------------------------------------------------------------------------------------------------------------------------
          -               (.58)(c)            72
        .90                .16(c)            102
        .89                .09(c)             50
        .54                .16(c)             17
        .99                .58                45
          -              (1.49)(c)            72
        .90               (.66)(c)           102
        .89               (.72)(c)            50
        .54               (.63)(c)            17
        .90               (.18)               45
          -              (1.64)(c)            72
        .90              (1.03)(c)           102
        .89               (.96)(c)            50
        .54               (.96)(c)            17
        .91               (.18)               45
          -               (.45)(c)            72
        .90                .38(c)            102
        .89                .31(c)             50
        .54                .59(c)(g)          17

    FINANCIAL HIGHLIGHTS



                                               SELECTED PER SHARE DATA

                                                                            NET ASSET
                                                                             VALUE,
                                  SHARE                                     BEGINNING
FUND NAME                         CLASS         FOR THE PERIOD FROM         OF PERIOD

IVY GLOBAL NATURAL                  A            01/01 to    12/31/2001      $ 9.74
RESOURCES FUND                                   01/01 to    12/31/2000        8.91
                                                 01/01 to    12/31/1999        6.32
                                                 01/01 to    12/31/1998        9.01
                                                 01/01 to    12/31/1997       10.00
                                    B            01/01 to    12/31/2001        9.56
                                                 01/01 to    12/31/2000        8.77
                                                 01/01 to    12/31/1999        6.27
                                                 01/01 to    12/31/1998        9.00
                                                 01/01 to    12/31/1997       10.00
                                    C            01/01 to    12/31/2001        9.40
                                                 01/01 to    12/31/2000        8.63
                                                 01/01 to    12/31/1999        6.21
                                                 01/01 to    12/31/1998        9.00
                                                 01/01 to    12/31/1997       10.00
                                 ADVISOR         01/01 to    12/31/2001        9.74
                                                 01/01 to    12/31/2000        8.90
                                              04/08(e) to    12/31/1999        7.00
                                 ----------------------------------------------------
IVY GLOBAL SCIENCE &                A            01/01 to    12/31/2001       27.53
TECHNOLOGY FUND                                  01/01 to    12/31/2000       48.90
                                                 01/01 to    12/31/1999       23.63
                                                 01/01 to    12/31/1998       17.47
                                                 01/01 to    12/31/1997       16.40
                                    B            01/01 to    12/31/2001       26.80
                                                 01/01 to    12/31/2000       47.97
                                                 01/01 to    12/31/1999       23.31
                                                 01/01 to    12/31/1998       17.37
                                                 01/01 to    12/31/1997       16.44
                                    C            01/01 to    12/31/2001       26.93
                                                 01/01 to    12/31/2000       48.19
                                                 01/01 to    12/31/1999       23.38
                                                 01/01 to    12/31/1998       17.40
                                                 01/01 to    12/31/1997       16.46
                                 ADVISOR         01/01 to    12/31/2001       27.54
                                                 01/01 to    12/31/2000       48.82
                                                 01/01 to    12/31/1999       23.62
                                              04/15(e) to    12/31/1998       20.19

                                                       SELECTED PER SHARE DATA
                                 INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                                 NET GAIN                          LESS DISTRIBUTIONS
                                    NET          (LOSS) ON                             DIVIDENDS
                                 INVESTMENT     SECURITIES      TOTAL FROM              FROM NET
                                   INCOME      (REALIZED AND    INVESTMENT             INVESTMENT
FUND NAME                          (LOSS)       UNREALIZED)     OPERATIONS               INCOME
IVY GLOBAL NATURAL                 $  .04 (c)(d    $  1.45(d)    $  1.49                 $ .18
RESOURCES FUND                       (.07)(c)          .95           .88                     -
                                        - (c)(d       2.59(d)       2.59                     -
                                      .03(c)         (2.68)        (2.65)                  .04
                                     (.11)(c)          .70           .59                   .22
                                     (.02)(c)(d)      1.42(d)       1.40                   .15
                                     (.09)(c)          .90           .81                     -
                                     (.04)(c)(d)      2.54(d)       2.50                     -
                                     (.04)(c)        (2.65)        (2.69)                  .04
                                     (.15)(c)          .68           .53                   .17
                                     (.02)(c)(d)      1.39(d)       1.37                   .16
                                     (.07)(c)          .89           .82                     -
                                     (.04)(c)(d)      2.46(d)       2.42                     -
                                     (.14)(c)        (2.61)        (2.75)                  .04
                                     (.17)(c)          .68           .51                   .15
                                      .09 (c)(d       1.43(d)       1.52                   .24
                                     (.05)(c)          .95           .90                     -
                                      .02 (c)(d       1.88(d)       1.90                     -
                                 ----------------------------------------------------   --------------------------------------------
IVY GLOBAL SCIENCE &                 (.31)(c)       (13.91)       (14.22)                    -
TECHNOLOGY FUND                      (.64)          (20.38)       (21.02)                    -
                                     (.43)           29.27         28.84                     -
                                     (.36)(d)         6.52(d)       6.16                     -
                                     (.31)(d)         1.38(d)       1.07                     -
                                     (.45)(c)       (13.49)       (13.94)                    -
                                     (.93)          (19.89)       (20.82)                    -
                                     (.62)           28.67         28.05                     -
                                     (.50)(d)         6.44(d)       5.94                     -
                                     (.32)(d)         1.25(d)        .93                     -
                                     (.53)(c)       (13.49)       (14.02)                    -
                                    (1.10)          (19.81)       (20.91)                    -
                                     (.70)           28.87         28.17                     -
                                     (.48)(d)         6.46(d)       5.98                     -
                                     (.42)(d)         1.36(d)        .94                     -
                                     (.27)(c)       (13.93)       (14.20)                    -
                                     (.43)          (20.50)       (20.93)                    -
                                     (.24)           29.07         28.83                     -
                                     (.20)(d)         3.63(d)       3.43                     -

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
    reimbursed by Manager.
na -- not applicable

 74         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                    SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                       RATIOS AND SUPPLEMENTAL DATA
                                                                                        RATIO OF                  RATIO OF
                                      NET ASSET                  NET ASSETS,          EXPENSES TO               EXPENSES TO
  DISTRIBUTIONS                        VALUE,          TOTAL       END OF             AVERAGE NET               AVERAGE NET
       FROM               TOTAL        END OF         RETURN       PERIOD             ASSETS WITH              ASSETS WITHOUT
  REALIZED GAINS      DISTRIBUTIONS    PERIOD        (%)(A)(F)      (000)         REIMBURSEMENT (%)(B)      REIMBURSEMENT (%)(B)

      $   -               $ .18        $11.05           15.40      $ 7,695                2.25                      3.71
        .05                 .05          9.74            9.86        5,549                2.29                      4.54
          -                   -          8.91           40.98        5,823                2.16                      4.53
          -                 .04          6.32          (29.35)       1,345                2.22                      5.75
       1.36                1.58          9.01            6.95        3,907                2.10                      2.88
          -                 .15         10.81           14.73        5,231                2.87                      4.33
        .02                 .02          9.56            9.27        3,157                2.80                      5.05
          -                   -          8.77           39.87        2,520                2.71                      5.08
          -                 .04          6.27          (29.82)       1,320                2.90                      6.43
       1.36                1.53          9.00            6.28        2,706                2.86                      3.64
          -                 .16         10.61           14.62        1,788                2.86                      4.32
        .05                 .05          9.40            9.49          715                2.70                      4.95
          -                   -          8.63           38.97          472                2.73                      5.10
          -                 .04          6.21          (30.49)          41                3.57                      7.10
       1.36                1.51          9.00            6.08          124                3.08                      3.86
          -                 .24         11.02           15.71          465                1.78                      3.24
        .06                 .06          9.74           10.17           22                2.02                      4.27
          -                   -          8.90           27.14           26                1.87(g)                   4.24(g)
  ------------------------------------------------------------------------------------------------------------------------------
          -                   -         13.31          (51.65)      13,472                2.20                      2.46
        .35                 .35         27.53          (42.99)      32,016                  na                      1.82
       3.57                3.57         48.90          122.56       41,516                  na                      1.98
          -                   -         23.63           35.26       17,888                  na                      2.16
          -                   -         17.47            6.53       12,159                  na                      2.11
          -                   -         12.86          (52.01)      11,731                2.96                      3.22
        .35                 .35         26.80          (43.41)      28,675                  na                      2.55
       3.39                3.39         47.97          120.82       35,879                  na                      2.74
          -                   -         23.31           34.20       10,197                  na                      2.95
          -                   -         17.37            5.66        8,577                  na                      2.92
          -                   -         12.91          (52.06)       2,918                2.98                      3.24
        .35                 .35         26.93          (43.40)       9,977                  na                      2.53
       3.36                3.36         48.19          120.98       18,769                  na                      2.68
          -                   -         23.38           34.37        8,431                  na                      2.84
          -                   -         17.40            5.71        6,348                  na                      2.85
          -                   -         13.34          (51.56)         361                2.01                      2.27
        .35                 .35         27.54          (42.88)         826                  na                      1.64
       3.63                3.63         48.82          122.56          431                  na                      1.89
          -                   -         23.62           16.99           15                  na                      2.18(g)


LESS DISTRIBUTIONS   RATIOS AND SUPPLEMENTAL DATA
                        RATIO OF
                     NET INVESTMENT
  DISTRIBUTIONS      INCOME (LOSS)       PORTFOLIO
       FROM            TO AVERAGE        TURNOVER
  REALIZED GAINS     NET ASSETS (%)      RATE (%)
      $   -                .38(c)           169
        .05               (.69)(c)          134
          -                .02(c)           157
          -                .29(c)            98
       1.36              (1.10)(c)          199
          -               (.24)(c)          169
        .02              (1.20)(c)          134
          -               (.53)(c)          157
          -               (.39)(c)           98
       1.36              (1.86)(c)          199
          -               (.23)(c)          169
        .05              (1.10)(c)          134
          -               (.55)(c)          157
          -              (1.06)(c)           98
       1.36              (2.08)(c)          199
          -                .85(c)           169
        .06               (.42)(c)          134
          -                .31(c)(g)        157
  ------------------------------------------------------------------------------------------------------------------------------
          -              (1.65)(c)          135
        .35              (1.53)              69
       3.57              (1.80)              62
          -              (1.88)              73
          -              (1.91)              54
          -              (2.41)(c)          135
        .35              (2.26)              69
       3.39              (2.55)              62
          -              (2.67)              73
          -              (2.72)              54
          -              (2.43)(c)          135
        .35              (2.23)              69
       3.36              (2.49)              62
          -              (2.56)              73
          -              (2.65)              54
          -              (1.46)(c)          135
        .35              (1.34)              69
       3.63              (1.71)              62
          -              (1.91)(g)           73

    FINANCIAL HIGHLIGHTS



                                           RATIOS AND SUPPLEMENTAL DATA

                                                                        NET ASSET
                                                                         VALUE,
                                  SHARE                                 BEGINNING
FUND NAME                         CLASS       FOR THE PERIOD FROM       OF PERIOD

IVY INTERNATIONAL FUND              A        01/01 to   12/31/2001       $26.20
                                             01/01 to   12/31/2000        47.09
                                             01/01 to   12/31/1999        41.20
                                             01/01 to   12/31/1998        39.03
                                             01/01 to   12/31/1997        35.89
                                    B        01/01 to   12/31/2001        25.64
                                             01/01 to   12/31/2000        46.78
                                             01/01 to   12/31/1999        40.97
                                             01/01 to   12/31/1998        38.82
                                             01/01 to   12/31/1997        35.73
                                    C        01/01 to   12/31/2001        25.46
                                             01/01 to   12/31/2000        46.57
                                             01/01 to   12/31/1999        40.79
                                             01/01 to   12/31/1998        38.64
                                             01/01 to   12/31/1997        35.58
                                    I        01/01 to   12/31/2001        26.35
                                             01/01 to   12/31/2000        47.09
                                             01/01 to   12/31/1999        41.21
                                             01/01 to   12/31/1998        39.06
                                             01/01 to   12/31/1997        35.89
                                 ADVISOR     01/01 to   12/31/2001        26.25
                                          08/31(e) to   12/31/2000        40.05
                                 ------------------------------------------------
IVY INTERNATIONAL SMALL             A        01/01 to   12/31/2001        12.71
COMPANIES FUND                               01/01 to   12/31/2000        12.45
                                             01/01 to   12/31/1999         8.95
                                             01/01 to   12/31/1998         8.66
                                             01/01 to   12/31/1997        10.00
                                    B        01/01 to   12/31/2001        12.53
                                             01/01 to   12/31/2000        12.30
                                             01/01 to   12/31/1999         8.92
                                             01/01 to   12/31/1998         8.63
                                             01/01 to   12/31/1997        10.00
                                    C        01/01 to   12/31/2001        12.60
                                             01/01 to   12/31/2000        12.38
                                             01/01 to   12/31/1999         8.97
                                             01/01 to   12/31/1998         8.65
                                             01/01 to   12/31/1997        10.00
                                 ADVISOR     01/01 to   12/31/2001        12.76
                                             01/01 to   12/31/2000        12.48
                                          07/01(e) to   12/31/1999         9.94

                                                   RATIOS AND SUPPLEMENTAL DATA
                                   (LOSS) INCOME FROM INVESTMENT OPERATIONS             LESS
                                                   NET (LOSS)                       DISTRIBUTIONS
                                      NET            GAIN ON                          DIVIDENDS
                                  INVESTMENT       SECURITIES      TOTAL FROM         FROM NET
                                    INCOME        (REALIZED AND    INVESTMENT        INVESTMENT
FUND NAME                           (LOSS)         UNREALIZED)     OPERATIONS          INCOME
IVY INTERNATIONAL FUND           $  .05 (c)          $ (5.56)(h)    $ (5.51)            $   -
                                    .19               (12.44)        (12.25)              .04
                                    .30                 8.31           8.61               .24
                                    .37                 2.50           2.87               .35
                                    .24                 3.47           3.71               .21
                                   (.21)(c)            (5.40)         (5.61)                -
                                   (.17)              (12.33)        (12.50)              .04
                                   (.06)                8.27           8.21                 -
                                    -                   2.50           2.50                 -
                                   (.06)                3.44           3.38                 -
                                   (.21)(c)            (5.35)         (5.56)                -
                                   (.19)              (12.28)        (12.47)              .04
                                   (.05)                8.23           8.18                 -
                                    -                   2.50           2.50                 -
                                   (.05)                3.42           3.37               .01
                                    .15 (c)            (5.65)         (5.50)                -
                                    .64               (12.74)        (12.10)              .04
                                    .52                 8.34           8.86               .42
                                    .55                 2.48           3.03               .53
                                    .32                 3.56           3.88               .32
                                    .01 (c)            (5.59)         (5.58)                -
                                    .02                (5.18)         (5.16)              .04
                                 ------------------------------------------------   ------------------------------------------------

IVY INTERNATIONAL SMALL            (.12)(c)(d)         (4.41)(d)      (4.53)                -
COMPANIES FUND                     (.03)(c)(d)           .64(d)         .61                 -
                                   (.05)(c)             3.58           3.53                 -
                                    .04 (c)              .41            .45               .15
                                   (.01)(c)            (1.24)         (1.25)                -
                                   (.18)(c)(d)         (4.34)(d)      (4.52)                -
                                   (.13)(c)              .65            .52                 -
                                   (.13)(c)             3.54           3.41                 -
                                   (.03)(c)              .41            .38               .08
                                   (.05)(c)            (1.27)         (1.32)                -
                                   (.18)(c)(d)         (4.37)(d)      (4.55)                -
                                   (.12)(c)              .64            .52                 -
                                   (.12)(c)             3.56           3.44                 -
                                   (.03)(c)              .42            .39               .06
                                   (.06)(c)            (1.25)         (1.31)                -
                                   (.08)(c)(d)         (4.44)(d)      (4.52)                -
                                    .02 (c)(d)           .64(d)         .66                 -
                                    -   (c)             2.57           2.57                 -

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
    reimbursed by Manager.                                      (h) Includes redemption fees added to Capital paid-in of
                                                                    $0.03 per average shares outstanding. Total return excluding
na -- not applicable                                                redemption fees would have been (21.15%).

 76         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                    SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                       RATIOS AND SUPPLEMENTAL DATA
                                                                                        RATIO OF                  RATIO OF
                                      NET ASSET                  NET ASSETS,          EXPENSES TO               EXPENSES TO
  DISTRIBUTIONS                        VALUE,          TOTAL       END OF             AVERAGE NET               AVERAGE NET
       FROM               TOTAL        END OF         RETURN       PERIOD             ASSETS WITH              ASSETS WITHOUT
  REALIZED GAINS      DISTRIBUTIONS    PERIOD        (%)(A)(F)      (000)         REIMBURSEMENT (%)(B)      REIMBURSEMENT (%)(B)

      $   -               $   -        $20.69         (21.03)(h) $  344,641               1.60                      1.66
       8.60                8.64         26.20         (17.26)       588,282                 na                      1.66
       2.48                2.72         47.09          21.05      1,573,615                 na                      1.66
        .35                 .70         41.20           7.34      1,613,797                 na                      1.58
        .36                 .57         39.03          10.38      1,705,772                 na                      1.59
          -                   -         20.03         (21.88)       136,831               2.54                      2.60
       8.60                8.64         25.64         (17.95)       280,782                 na                      2.50
       2.40                2.40         46.78          20.15        540,514                 na                      2.42
        .35                 .35         40.97           6.43        542,997                 na                      2.41
        .29                 .29         38.82           9.46        568,521                 na                      2.42
          -                   -         19.90         (21.84)        26,430               2.54                      2.60
       8.60                8.64         25.46         (17.97)        57,337                 na                      2.49
       2.40                2.40         46.57          20.16        143,320                 na                      2.42
        .35                 .35         40.79           6.46        154,378                 na                      2.40
        .30                 .31         38.64           9.50        174,880                 na                      2.41
          -                   -         20.85         (20.87)        17,062               1.24                      1.30
       8.60                8.64         26.35         (16.92)        33,907                 na                      1.24
       2.52                2.98         47.09          21.66        166,816                 na                      1.18
        .35                 .88         41.21           7.75        156,999                 na                      1.18
        .39                 .71         39.06          10.87        115,046                 na                      1.18
          -                   -         20.67         (21.26)             5               1.69                      1.75
       8.60                8.64         26.25         (12.09)             4                 na                      2.10(g)
  ------------------------------------------------------------------------------------------------------------------------------
        .01                 .01          8.17         (35.65)         3,583               2.24                      3.15
        .35                 .35         12.71           4.94          8,976               2.24                      3.77
        .03                 .03         12.45          39.45          1,069               2.33                      8.56
        .01                 .16          8.95           5.24            980               2.47                      6.38
        .09                 .09          8.66         (12.52)           992               2.50                      4.87
        .01                 .01          8.00         (36.09)         3,190               2.95                      3.86
        .29                 .29         12.53           4.27          5,553               2.96                      4.49
        .03                 .03         12.30          38.24          1,238               3.10                      9.33
        .01                 .09          8.92           4.46          1,027               3.24                      7.15
        .05                 .05          8.63         (13.19)         1,007               3.31                      5.68
        .01                 .01          8.04         (36.13)         2,308               2.96                      3.87
        .30                 .30         12.60           4.25          4,522               2.96                      4.49
        .03                 .03         12.38          38.36          1,196               3.04                      9.27
        .01                 .07          8.97           4.55          1,125               3.16                      7.07
        .04                 .04          8.65         (13.14)         1,574               3.23                      5.60
        .01                 .01          8.23         (35.44)           982               1.87                      2.78
        .38                 .38         12.76           5.32          4,165               1.89                      3.42
        .03                 .03         12.48          25.87            291               1.83(g)                   8.06(g)


LESS DISTRIBUTIONS      RATIOS AND SUPPLEMENTAL DATA
                        RATIO OF
                     NET INVESTMENT
  DISTRIBUTIONS      INCOME (LOSS)       PORTFOLIO
       FROM            TO AVERAGE        TURNOVER
  REALIZED GAINS     NET ASSETS (%)      RATE (%)
      $   -                .18(c)             43
       8.60                .37                91
       2.48                .63                 7
        .35                .83                15
        .36                .68                 8
          -               (.76)(c)            43
       8.60               (.47)               91
       2.40               (.13)                7
        .35               (.01)               15
        .29               (.15)                8
          -               (.76)(c)            43
       8.60               (.46)               91
       2.40               (.13)                7
        .35                .01                15
        .30               (.14)                8
          -                .54(c)             43
       8.60                .79                91
       2.52               1.11                 7
        .35               1.23                15
        .39               1.08                 8
          -                .09(c)             43
       8.60               (.08)(g)            91
  ------------------------------------------------------------------------------------------------------------------------------
        .01              (1.15)(c)           118
        .35               (.21)(c)           124
        .03               (.47)(c)            98
        .01                .39(c)             18
        .09               (.11)(c)            10
        .01              (1.85)(c)           118
        .29               (.93)(c)           124
        .03              (1.23)(c)            98
        .01               (.38)(c)            18
        .05               (.91)(c)            10
        .01              (1.87)(c)           118
        .30               (.93)(c)           124
        .03              (1.18)(c)            98
        .01               (.30)(c)            18
        .04               (.83)(c)            10
        .01               (.78)(c)           118
        .38                .15(c)            124
        .03                .03(c)(g)          98

    FINANCIAL HIGHLIGHTS



                                             SELECTED PER SHARE DATA

                                                                        NET ASSET
                                                                         VALUE,
                                  SHARE                                 BEGINNING
FUND NAME                         CLASS       FOR THE PERIOD FROM       OF PERIOD

IVY INTERNATIONAL                   A        01/01 to    12/31/2001      $11.01
VALUE FUND                                   01/01 to    12/31/2000       11.99
                                             01/01 to    12/31/1999        9.48
                                             01/01 to    12/31/1998        8.98
                                          05/13(e) to    12/31/1997       10.01
                                    B        01/01 to    12/31/2001       10.94
                                             01/01 to    12/31/2000       11.91
                                             01/01 to    12/31/1999        9.42
                                             01/01 to    12/31/1998        8.93
                                          05/13(e) to    12/31/1997       10.01
                                    C        01/01 to    12/31/2001       10.94
                                             01/01 to    12/31/2000       11.92
                                             01/01 to    12/31/1999        9.42
                                             01/01 to    12/31/1998        8.93
                                          05/13(e) to    12/31/1997       10.01
                                 ADVISOR     01/01 to    12/31/2001       11.03
                                             01/01 to    12/31/2000       11.99
                                             01/01 to    12/31/1999        9.48
                                          02/23(e) to    12/31/1998        9.63
                                 ------------------------------------------------
IVY PACIFIC                         A        01/01 to    12/31/2001        7.42
OPPORTUNITIES FUND                           01/01 to    12/31/2000        9.15
                                             01/01 to    12/31/1999        6.30
                                             01/01 to    12/31/1998        8.04
                                             01/01 to    12/31/1997       10.30
                                    B        01/01 to    12/31/2001        7.33
                                             01/01 to    12/31/2000        9.04
                                             01/01 to    12/31/1999        6.24
                                             01/01 to    12/31/1998        7.96
                                             01/01 to    12/31/1997       10.28
                                    C        01/01 to    12/31/2001        7.31
                                             01/01 to    12/31/2000        9.07
                                             01/01 to    12/31/1999        6.25
                                             01/01 to    12/31/1998        7.94
                                             01/01 to    12/31/1997       10.24
                                 ADVISOR     01/01 to    12/31/2001        7.30
                                             01/01 to    12/31/2000        9.03
                                             01/01 to    12/31/1999        6.27
                                          02/10(e) to    12/31/1998        7.89

                                                        SELECTED PER SHARE DATA
                                  (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                  NET (LOSS)                        LESS DISTRIBUTIONS
                                      NET           GAIN ON                             DIVIDENDS
                                  INVESTMENT      SECURITIES     TOTAL FROM              FROM NET
                                    INCOME       (REALIZED AND   INVESTMENT             INVESTMENT
FUND NAME                           (LOSS)        UNREALIZED)    OPERATIONS               INCOME
IVY INTERNATIONAL                $  .07 (c)         $(1.96)(h)     $(1.89)                $ .02
VALUE FUND                          .14 (c)          (1.01)          (.87)                  .04
                                    .09 (c)           2.54           2.63                   .10
                                    .08 (c)            .52            .60                   .08
                                      - (c)(d)       (1.03)(d)      (1.03)                    -
                                   (.02)(c)          (1.93)         (1.95)                  .02
                                    .02 (c)           (.96)          (.94)                  .01
                                    .01 (c)           2.51           2.52                   .01
                                    .01 (c)            .51            .52                   .01
                                   (.02)(c)(d)       (1.06)(d)      (1.08)                    -
                                   (.02)(c)          (1.93)         (1.95)                  .02
                                    .02 (c)           (.97)          (.95)                  .01
                                    .02 (c)           2.51           2.53                   .01
                                    .01 (c)            .51            .52                   .01
                                   (.02)(c)(d)       (1.06)(d)      (1.08)                    -
                                    .11 (c)          (1.98)         (1.87)                  .02
                                    .50 (c)          (1.33)          (.83)                  .05
                                    .04 (c)           2.64           2.68                   .10
                                    .11 (c)           (.13)          (.02)                  .11
                                 ------------------------------------------------   ------------------------------------------------
---------------------
IVY PACIFIC                        (.03)(c)(d)        (.66)(d)(h)    (.69)                  .01
OPPORTUNITIES FUND                  .07 (c)          (1.74)         (1.67)                  .06
                                    .08 (c)           2.86           2.94                   .08
                                    .13 (c)          (1.78)         (1.65)                  .09
                                    .02 (c)(d)       (2.28)(d)      (2.26)                    -
                                   (.08)(c)(d)        (.68)(d)       (.76)                  .01
                                    .01 (c)          (1.71)         (1.70)                  .01
                                    .02 (c)           2.81           2.83                   .02
                                    .05 (c)          (1.73)         (1.68)                  .04
                                   (.04)(c)(d)       (2.28)(d)      (2.32)                    -
                                   (.08)(c)(d)        (.67)(d)       (.75)                  .01
                                    .01 (c)          (1.71)         (1.70)                  .06
                                    .02 (c)           2.82           2.84                   .01
                                    .08 (c)          (1.75)         (1.67)                  .02
                                   (.03)(c)(d)       (2.27)(d)      (2.30)                    -
                                   (.02)(c)(d)        (.68)(d)       (.70)                  .01
                                    .12 (c)(d)       (1.82)(d)      (1.70)                  .03
                                    .04 (c)           2.86           2.90                   .13
                                    .08 (c)          (1.62)         (1.54)                  .08

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
    reimbursed by Manager.                                      (h) Includes redemption fees added to Capital paid-in of
                                                                    $0.01 and $0.04 per average shares outstanding for
na -- not applicable                                                International Value and Pacific Opportunities,
                                                                    respectively. Total return excluding redemption fees
                                                                    would have been (17.26%) and (9.83%), respectively.

 78         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                     SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                        RATIOS AND SUPPLEMENTAL DATA
                                                                                         RATIO OF                  RATIO OF
                                      NET ASSET                   NET ASSETS,          EXPENSES TO               EXPENSES TO
  DISTRIBUTIONS                         VALUE,          TOTAL       END OF             AVERAGE NET               AVERAGE NET
       FROM               TOTAL         END OF         RETURN       PERIOD             ASSETS WITH              ASSETS WITHOUT
  REALIZED GAINS      DISTRIBUTIONS     PERIOD        (%)(A)(F)      (000)         REIMBURSEMENT (%)(B)      REIMBURSEMENT (%)(B)

      $   -               $ .02         $ 9.10         (17.17)(h)   $13,238                1.77                      2.15
        .07                 .11          11.01          (7.25)       23,565                1.74                      1.92
        .02                 .12          11.99          27.79        32,624                1.72                      1.87
        .02                 .10           9.48           6.63        24,993                1.74                      1.88
          -                   -           8.98         (10.29)       16,202                1.80(g)                   2.11(g)
          -                 .02           8.97         (17.84)       46,210                2.50                      2.88
        .02                 .03          10.94          (7.94)       75,609                2.51                      2.69
        .02                 .03          11.91          26.81        95,363                2.51                      2.66
        .02                 .03           9.42           5.84        80,938                2.49                      2.63
          -                   -           8.93         (10.29)       53,652                2.63(g)                   2.94(g)
          -                 .02           8.97         (17.84)       16,096                2.51                      2.89
        .02                 .03          10.94          (7.97)       29,726                2.51                      2.69
        .02                 .03          11.92          26.91        43,995                2.49                      2.64
        .02                 .03           9.42           5.79        40,408                2.52                      2.66
          -                   -           8.93         (10.79)       27,074                2.63(g)                   2.94(g)
          -                 .02           9.14         (17.03)          377                1.47                      1.85
        .08                 .13          11.03          (6.90)          668                1.35                      1.53
        .07                 .17          11.99          28.30         2,748                1.38                      1.53
        .02                 .13           9.48           (.15)          510                1.32(g)                   1.45(g)
  -------------------------------------------------------------------------------------------------------------------------------
          -                 .01           6.72          (9.29)(h)     6,291                2.21                      3.57
          -                 .06           7.42         (18.25)        9,096                2.16                      3.10
        .01                 .09           9.15          46.72        12,738                2.19                      2.84
          -                 .09           6.30         (20.56)        9,061                2.30                      2.86
          -                   -           8.04         (21.94)       12,020                2.44                      2.51
          -                 .01           6.56         (10.35)        3,966                2.95                      4.31
          -                 .01           7.33         (18.80)        6,462                2.92                      3.86
        .01                 .03           9.04          45.33         7,508                2.97                      3.62
          -                 .04           6.24         (21.04)        6,080                3.08                      3.64
          -                   -           7.96         (22.57)        7,893                3.17                      3.24
          -                 .01           6.55         (10.25)          917                2.90                      4.26
          -                 .06           7.31         (18.79)        1,539                3.03                      3.97
        .01                 .02           9.07          45.41           776                3.03                      3.68
          -                 .02           6.25         (21.02)          704                2.98                      3.54
          -                   -           7.94         (22.46)        1,129                3.05                      3.12
          -                 .01           6.59          (9.58)            3                2.03                      3.39
          -                 .03           7.30         (18.77)           42                1.77                      2.71
        .01                 .14           9.03          46.29           313                1.79                      2.44
          -                 .08           6.27         (19.56)           10                2.92(g)                   3.48(g)


 LESS DISTRIBUTIONS  RATIOS AND SUPPLEMENTAL DATA
                        RATIO OF
                     NET INVESTMENT
  DISTRIBUTIONS      INCOME (LOSS)       PORTFOLIO
       FROM            TO AVERAGE        TURNOVER
  REALIZED GAINS     NET ASSETS (%)      RATE (%)
      $   -                .58(c)            39
        .07                .96(c)            36
        .02                .92(c)            21
        .02                .80(c)            16
          -                .12(c)(g)         10
          -               (.15)(c)           39
        .02                .20(c)            36
        .02                .12(c)            21
        .02                .05(c)            16
          -               (.71)(c)(g)        10
          -               (.16)(c)           39
        .02                .19(c)            36
        .02                .14(c)            21
        .02                .03(c)            16
          -               (.71)(c)(g)        10
          -                .89(c)            39
        .08               1.36(c)            36
        .07               1.25(c)            21
        .02               1.23(c)(g)         16
  -------------------------------------------------------------------------------------------------------------------------------
          -               (.49)(c)           82
          -                .83(c)           108
        .01               1.01(c)            23
          -               1.60(c)            56
          -                .28(c)            20
          -              (1.22)(c)           82
          -                .07(c)           108
        .01                .24(c)            23
          -                .82(c)            56
          -               (.45)(c)           20
          -              (1.18)(c)           82
          -               (.03)(c)          108
        .01                .18(c)            23
          -                .92(c)            56
          -               (.33)(c)           20
          -               (.31)(c)           82
          -               1.23(c)           108
        .01               1.42(c)            23
          -                .98(c)(g)         56

    FINANCIAL HIGHLIGHTS



                                             SELECTED PER SHARE DATA

                                                                        NET ASSET
                                                                         VALUE,
                                  SHARE                                 BEGINNING
FUND NAME                         CLASS       FOR THE PERIOD FROM       OF PERIOD

IVY GROWTH FUND                     A        01/01 to    12/31/2001      $14.98
                                             01/01 to    12/31/2000       22.15
                                             01/01 to    12/31/1999       19.88
                                             01/01 to    12/31/1998       17.80
                                             01/01 to    12/31/1997       17.76
                                    B        01/01 to    12/31/2001       14.48
                                             01/01 to    12/31/2000       21.72
                                             01/01 to    12/31/1999       19.60
                                             01/01 to    12/31/1998       17.72
                                             01/01 to    12/31/1997       17.69
                                    C        01/01 to    12/31/2001       14.14
                                             01/01 to    12/31/2000       21.28
                                             01/01 to    12/31/1999       19.27
                                             01/01 to    12/31/1998       17.47
                                             01/01 to    12/31/1997       17.59
                                 ADVISOR     01/01 to    12/31/2001       14.99
                                             01/01 to    12/31/2000       22.18
                                             01/01 to    12/31/1999       19.91
                                          04/30(e) to    12/31/1998       20.36
                                 ------------------------------------------------
IVY US BLUE CHIP FUND               A        01/01 to    12/31/2001       10.59
                                             01/01 to    12/31/2000       12.32
                                             01/01 to    12/31/1999       10.74
                                          11/02(e) to    12/31/1998       10.00
                                    B        01/01 to    12/31/2001       10.48
                                             01/01 to    12/31/2000       12.29
                                             01/01 to    12/31/1999       10.72
                                          11/06(e) to    12/31/1998       10.30
                                    C        01/01 to    12/31/2001       10.49
                                             01/01 to    12/31/2000       12.30
                                             01/01 to    12/31/1999       10.72
                                          11/06(e) to    12/31/1998       10.30
                                 ADVISOR     01/01 to    12/31/2001       10.65
                                             01/01 to    12/31/2000       12.35
                                             01/01 to    12/31/1999       10.74
                                          11/02(e) to    12/31/1998       10.00

                                                        SELECTED PER SHARE DATA
                                  (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                  NET (LOSS)                        LESS DISTRIBUTIONS
                                      NET           GAIN ON                             DIVIDENDS
                                  INVESTMENT      SECURITIES     TOTAL FROM              FROM NET
                                    (LOSS)       (REALIZED AND   INVESTMENT             INVESTMENT
FUND NAME                           INCOME        UNREALIZED)    OPERATIONS               INCOME
IVY GROWTH FUND                  $ (.07)(d)         $(3.29)(d)     $(3.36)                $   -
                                   (.15)             (4.84)         (4.99)                    -
                                   (.32)              6.61           6.29                     -
                                    .01               2.49           2.50                   .02
                                    .02               1.98           2.00                   .15
                                   (.19)(d)          (3.17)(d)      (3.36)                    -
                                   (.30)             (4.76)         (5.06)                    -
                                   (.21)              6.17           5.96                     -
                                   (.16)              2.46           2.30                   .02
                                   (.14)              1.96           1.82                   .07
                                   (.19)(d)          (3.09)(d)      (3.28)                    -
                                   (.26)             (4.70)         (4.96)                    -
                                   (.25)              6.08           5.83                     -
                                   (.16)              2.38           2.22                   .02
                                   (.07)              1.86           1.79                   .13
                                   (.08)(d)          (3.32)(d)      (3.40)                    -
                                   (.15)             (4.86)         (5.01)                    -
                                   (.04)              6.33           6.29                     -
                                    .03               (.06)          (.03)                  .02
                                 ------------------------------------------------   ------------------------------------------------
IVY US BLUE CHIP FUND              (.02)(c)(d)       (1.21)(d)      (1.23)                    -
                                   (.03)(c)          (1.54)         (1.57)                    -
                                   (.01)(c)           1.66           1.65                   .07
                                      - (c)(d)         .74(d)         .74                     -
                                   (.09)(c)(d)       (1.19)(d)      (1.28)                    -
                                   (.09)(c)          (1.56)         (1.65)                    -
                                   (.07)(c)           1.65           1.58                   .01
                                   (.01)(c)(d)         .43(d)         .42                     -
                                   (.09)(c)(d)       (1.21)(d)      (1.30)                    -
                                   (.12)(c)          (1.53)         (1.65)                    -
                                   (.07)(c)           1.66           1.59                   .01
                                   (.01)(c)(d)         .43(d)         .42                     -
                                    .01 (c)(d)       (1.22)(d)      (1.21)                    -
                                   (.01)(c)          (1.53)         (1.54)                    -
                                    .02 (c)           1.69           1.71                   .10
                                    .01 (c)(d)         .73(d)         .74                     -

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
    reimbursed by Manager.
na -- not applicable

 80         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                     SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                        RATIOS AND SUPPLEMENTAL DATA
                                                                                         RATIO OF                  RATIO OF
                                      NET ASSET                   NET ASSETS,          EXPENSES TO               EXPENSES TO
  DISTRIBUTIONS                         VALUE,          TOTAL       END OF             AVERAGE NET               AVERAGE NET
       FROM               TOTAL         END OF         RETURN       PERIOD             ASSETS WITH              ASSETS WITHOUT
  REALIZED GAINS      DISTRIBUTIONS     PERIOD        (%)(A)(F)      (000)         REIMBURSEMENT (%)(B)      REIMBURSEMENT (%)(B)

      $ .01               $ .01         $11.61         (22.43)     $180,806                  na                      1.51
       2.18                2.18          14.98         (22.31)      261,744                  na                      1.34
       4.02                4.02          22.15          31.87       363,723                  na                      1.38
        .40                 .42          19.88          14.05       318,444                  na                      1.38
       1.81                1.96          17.80          11.69       320,000                  na                      1.38
        .01                 .01          11.11         (23.21)        5,763                  na                      2.50
       2.18                2.18          14.48         (23.07)        7,517                  na                      2.31
       3.84                3.84          21.72          30.63         8,070                  na                      2.34
        .40                 .42          19.60          12.99         4,889                  na                      2.32
       1.72                1.79          17.72          10.69         4,433                  na                      2.30
        .01                 .01          10.85         (23.20)          350                  na                      2.55
       2.18                2.18          14.14         (23.08)          744                  na                      2.33
       3.82                3.82          21.28          30.43           576                  na                      2.47
        .40                 .42          19.27          12.72           263                  na                      2.53
       1.78                1.91          17.47          10.58           400                  na                      2.33
        .01                 .01          11.58         (22.68)          296                  na                      1.58
       2.18                2.18          14.99         (22.37)          359                  na                      1.41
       4.02                4.02          22.18          31.78           438                  na                      1.42
        .40                 .42          19.91           (.14)          347                  na(g)                   1.18(g)
  -------------------------------------------------------------------------------------------------------------------------------
          -                   -           9.36         (11.61)       38,754                1.56                      1.83
        .16                 .16          10.59         (12.69)       57,584                1.57                      1.81
          -                 .07          12.32          15.35         3,353                1.46                      3.49
          -                   -          10.74           7.40           726                1.43(g)                   6.34(g)
          -                   -           9.20         (12.21)       19,379                2.31                      2.58
        .16                 .16          10.48         (13.37)       24,314                2.31                      2.55
          -                 .01          12.29          14.74         8,742                2.15                      4.18
          -                   -          10.72           4.08         1,047                2.13(g)                   7.04(g)
          -                   -           9.19         (12.39)        1,119                2.36                      2.63
        .16                 .16          10.49         (13.36)        2,965                2.30                      2.54
          -                 .01          12.30          14.84         2,497                2.08                      4.11
          -                   -          10.72           4.08           110                2.22(g)                   7.13(g)
          -                   -           9.44         (11.36)          808                1.26                      1.53
        .16                 .16          10.65         (12.42)        1,061                1.24                      1.48
          -                 .10          12.35          15.89           920                1.10                      3.13
          -                   -          10.74           7.40           537                1.08(g)                   5.99(g)


 LESS DISTRIBUTIONS   RATIOS AND SUPPLEMENTAL DATA
                         RATIO OF
                      NET INVESTMENT
  DISTRIBUTIONS       (LOSS) INCOME       PORTFOLIO
       FROM             TO AVERAGE        TURNOVER
  REALIZED GAINS      NET ASSETS (%)      RATE (%)
      $ .01                (.55)             114
       2.18                (.73)              94
       4.02                (.13)              51
        .40                 .03               59
       1.81                 .13               39
        .01               (1.54)             114
       2.18               (1.70)              94
       3.84               (1.09)              51
        .40                (.90)              59
       1.72                (.79)              39
        .01               (1.59)             114
       2.18               (1.72)              94
       3.82               (1.22)              51
        .40               (1.11)              59
       1.78                (.82)              39
        .01                (.62)             114
       2.18                (.80)              94
       4.02                (.17)              51
        .40                 .24(g)            59
  -------------------------------------------------------------------------------------------------------------------------------
          -                (.16)(c)           74
        .16                (.47)(c)           69
          -                (.12)(c)           80
          -                 .02(c)(g)          3
          -                (.90)(c)           74
        .16               (1.21)(c)           69
          -                (.81)(c)           80
          -                (.68)(c)(g)         3
          -                (.96)(c)           74
        .16               (1.20)(c)           69
          -                (.74)(c)           80
          -                (.77)(c)(g)         3
          -                 .14(c)            74
        .16                (.13)(c)           69
          -                 .24(c)            80
          -                 .37(c)(g)          3

    FINANCIAL HIGHLIGHTS



                                                                SELECTED PER SHARE DATA
                                                                                          (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                           NET (LOSS)
                                                                        NET ASSET              NET           GAIN ON
                                                                         VALUE,            INVESTMENT      SECURITIES
                                  SHARE                                 BEGINNING            (LOSS)       (REALIZED AND
FUND NAME                         CLASS       FOR THE PERIOD FROM       OF PERIOD            INCOME        UNREALIZED)

IVY US EMERGING                     A        01/01 to    12/31/2001      $30.31           $ (.37)            $ (9.78)(h)
GROWTH FUND                                  01/01 to    12/31/2000       47.29             (.50)             (11.94)
                                             01/01 to    12/31/1999       32.65             (.49)              20.70
                                             01/01 to    12/31/1998       27.67             (.44)(d)            5.42(d)
                                             01/01 to    12/31/1997       26.54             (.41)(d)            1.54(d)
                                    B        01/01 to    12/31/2001       29.10             (.58)              (9.33)
                                             01/01 to    12/31/2000       46.01             (.81)             (11.56)
                                             01/01 to    12/31/1999       31.93             (.77)              20.15
                                             01/01 to    12/31/1998       27.26             (.65)(d)            5.32(d)
                                             01/01 to    12/31/1997       26.33             (.33)(d)            1.26(d)
                                    C        01/01 to    12/31/2001       29.08             (.61)              (9.29)
                                             01/01 to    12/31/2000       45.98             (.92)             (11.44)
                                             01/01 to    12/31/1999       31.91             (.80)              20.19
                                             01/01 to    12/31/1998       27.23             (.63)(d)            5.31(d)
                                             01/01 to    12/31/1997       26.29             (.34)(d)            1.28(d)
                                 ADVISOR     01/01 to    12/31/2001       30.57             (.34)              (9.87)
                                             01/01 to    12/31/2000       47.57             (.40)             (12.06)
                                             01/01 to    12/31/1999       32.79             (.44)              20.85
                                          02/18(e) to    12/31/1998       28.82             (.23)(d)            4.20(d)
                                 --------------------------------------------------------------------------------------
IVY BOND FUND                       A        01/01 to    12/31/2001        7.89              .49 (d)             .18(d)(h)
                                             01/01 to    12/31/2000        8.29              .55                (.40)
                                             01/01 to    12/31/1999        9.54              .67               (1.24)
                                             01/01 to    12/31/1998       10.22              .69                (.69)
                                             01/01 to    12/31/1997        9.80              .80                 .42
                                    B        01/01 to    12/31/2001        7.88              .42 (d)             .17(d)
                                             01/01 to    12/31/2000        8.28              .48                (.40)
                                             01/01 to    12/31/1999        9.53              .59               (1.24)
                                             01/01 to    12/31/1998       10.22              .59                (.67)
                                             01/01 to    12/31/1997        9.80              .68                 .46
                                    C        01/01 to    12/31/2001        7.91              .42 (d)             .16(d)
                                             01/01 to    12/31/2000        8.31              .48                (.40)
                                             01/01 to    12/31/1999        9.55              .62               (1.25)
                                             01/01 to    12/31/1998       10.24              .60                (.68)
                                             01/01 to    12/31/1997        9.82              .64                 .48
                                 ADVISOR     01/01 to    12/31/2001        7.90              .49 (d)             .21(d)
                                             01/01 to    12/31/2000        8.28              .56                (.38)
                                             01/01 to    12/31/1999        9.54              .67               (1.24)
                                          01/20(e) to    12/31/1998       10.28              .69                (.72)
                                 --------------------------------------------------------------------------------------
IVY MONEY MARKET FUND               A        01/01 to    12/31/2001        1.00              .03 (c)               -
                                             01/01 to    12/31/2000        1.00              .05 (c)               -
                                             01/01 to    12/31/1999        1.00              .04 (c)               -
                                             01/01 to    12/31/1998        1.00              .05 (c)               -
                                             01/01 to    12/31/1997        1.00              .05 (c)               -
                                    B        01/01 to    12/31/2001        1.00              .03 (c)               -
                                             01/01 to    12/31/2000        1.00              .05 (c)               -
                                             01/01 to    12/31/1999        1.00              .04 (c)               -
                                             01/01 to    12/31/1998        1.00              .05 (c)               -
                                             01/01 to    12/31/1997        1.00              .05 (c)               -
                                    C        01/01 to    12/31/2001        1.00              .03 (c)               -
                                             01/01 to    12/31/2000        1.00              .05 (c)               -
                                             01/01 to    12/31/1999        1.00              .04 (c)               -
                                             01/01 to    12/31/1998        1.00              .05 (c)               -
                                             01/01 to    12/31/1997        1.00              .05 (c)               -

                                        SELECTED PER SHARE DATA
                               (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                    LESS DISTRIBUTIONS
                                                        DIVIDENDS
                                 TOTAL FROM              FROM NET
                                 INVESTMENT             INVESTMENT
FUND NAME                        OPERATIONS               INCOME
IVY US EMERGING                   $(10.15)                $   -
GROWTH FUND                        (12.44)                    -
                                    20.21                     -
                                     4.98                     -
                                     1.13                     -
                                    (9.91)                    -
                                   (12.37)                    -
                                    19.38                     -
                                     4.67                     -
                                      .93                     -
                                    (9.90)                    -
                                   (12.36)                    -
                                    19.39                     -
                                     4.68                     -
                                      .94                     -
                                   (10.21)                    -
                                   (12.46)                    -
                                    20.41                     -
                                     3.97                     -
                                 --------------------------------------------------------------------------------------   ----------
IVY BOND FUND                         .67                   .47(i)
                                      .15                   .55
                                     (.57)                  .68
                                        -                   .68
                                     1.22                   .80
                                      .59                   .41(i)
                                      .08                   .48
                                     (.65)                  .60
                                     (.08)                  .61
                                     1.14                   .72
                                      .58                   .41(i)
                                      .08                   .48
                                     (.63)                  .61
                                     (.08)                  .61
                                     1.12                   .70
                                      .70                   .48(i)
                                      .18                   .56
                                     (.57)                  .69
                                     (.03)                  .71
                                 --------------------------------------------------------------------------------------   ----------
IVY MONEY MARKET FUND                 .03                   .03
                                      .05                   .05
                                      .04                   .04
                                      .05                   .05
                                      .05                   .05
                                      .03                   .03
                                      .05                   .05
                                      .04                   .04
                                      .05                   .05
                                      .05                   .05
                                      .03                   .03
                                      .05                   .05
                                      .04                   .04
                                      .05                   .05
                                      .05                   .05

(a) Total return does not reflect a sales charge.               (g) Annualized.
(b) For 1997, total expenses include fees paid indirectly,      (h) Includes redemption fees added to Capital paid-in of
    if any, through an expense offset arrangement.                  $0.01 per average shares outstanding for each of Emerging
(c) Net investment income (loss) is net of expenses                 Growth and Bond. Total return excluding redemption fees
    reimbursed by Manager.                                          would have been (33.52%) and 8.55%, respectively.
(d) Based on average shares outstanding.                        (i) Dividend includes a return of capital distribution of
(e) Commencement.                                                   $0.01 per average share.
(f) Total return represents aggregate total return.             (j) The seven day and thirty day yield for Class A shares at
                                                                    December 31, 2001 was 0.67% and 0.95%, respectively. The
na -- not applicable                                                seven day yield for Class B shares at December 31, 2001 was
                                                                    0.76% and the thirty day yield was 1.05%. The seven day
                                                                    yield for Class C shares at December 31, 2001 was 0.50% and the thirty day yield was 0.66% (unaudited).

 82         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                     SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                        RATIOS AND SUPPLEMENTAL DATA
                                                                                         RATIO OF                  RATIO OF
                                      NET ASSET                   NET ASSETS,          EXPENSES TO               EXPENSES TO
  DISTRIBUTIONS                         VALUE,          TOTAL       END OF             AVERAGE NET               AVERAGE NET
       FROM               TOTAL         END OF         RETURN       PERIOD             ASSETS WITH              ASSETS WITHOUT
  REALIZED GAINS      DISTRIBUTIONS     PERIOD        (%)(A)(F)      (000)         REIMBURSEMENT (%)(B)      REIMBURSEMENT (%)(B)

      $   -               $   -         $20.16         (33.49)(h)  $ 43,974                  na                      1.80
       4.54                4.54          30.31         (25.81)       78,840                  na                      1.55
       5.57                5.57          47.29          62.47       101,798                  na                      1.69
          -                   -          32.65          18.00        62,961                  na                      1.70
          -                   -          27.67           4.26        64,910                  na                      1.67
          -                   -          19.19         (34.05)       26,856                  na                      2.61
       4.54                4.54          29.10         (26.38)       56,036                  na                      2.31
       5.30                5.30          46.01          61.27        79,659                  na                      2.43
          -                   -          31.93          17.13        52,940                  na                      2.45
          -                   -          27.26           3.53        47,789                  na                      2.43
          -                   -          19.18         (34.04)        3,998                  na                      2.61
       4.54                4.54          29.08         (26.37)        9,048                  na                      2.30
       5.32                5.32          45.98          61.32        15,438                  na                      2.39
          -                   -          31.91          17.19         9,664                  na                      2.40
          -                   -          27.23           3.58         9,484                  na                      2.39
          -                   -          20.36         (33.40)          991                  na                      1.63
       4.54                4.54          30.57         (25.70)        1,987                  na                      1.36
       5.63                5.63          47.57          62.85         1,432                  na                      1.46
          -                   -          32.79          13.78           740                  na                      1.22(g)
  -------------------------------------------------------------------------------------------------------------------------------
          -                 .47           8.09           8.70(h)     36,401                  na                      1.41
          -                 .55           7.89           1.89        52,305                  na                      1.62
          -                 .68           8.29          (6.17)       69,249                  na                      1.52
          -                 .68           9.54              -       109,445                  na                      1.39
          -                 .80          10.22          11.87       106,497                  na                      1.47
          -                 .41           8.06           7.61        19,305                  na                      2.25
          -                 .48           7.88           1.03        20,079                  na                      2.45
          -                 .60           8.28          (6.97)       27,550                  na                      2.36
          -                 .61           9.53           (.81)       42,166                  na                      2.13
          -                 .72          10.22          11.12        18,499                  na                      2.21
          -                 .41           8.08           7.51         2,188                  na                      2.18
          -                 .48           7.91           1.07         2,726                  na                      2.40
          -                 .61           8.31          (6.81)        3,928                  na                      2.26
          -                 .61           9.55           (.81)       11,266                  na                      2.12
          -                 .70          10.24          11.11         6,580                  na                      2.20
          -                 .48           8.12           9.07           170                  na                      1.32
          -                 .56           7.90           2.26           192                  na                      1.49
          -                 .69           8.28          (6.21)          332                  na                      1.43
          -                 .71           9.54           (.30)          347                  na                      1.11(g)
  -------------------------------------------------------------------------------------------------------------------------------
          -                 .03           1.00           3.12        12,904                 .87                      1.59
          -                 .05           1.00           5.37        20,394                 .85                      1.52
          -                 .04           1.00           4.16        18,524                 .88                      1.40
          -                 .05           1.00           4.51        19,103                 .87                      1.42
          -                 .05           1.00           4.60        15,385                 .88                      1.57
          -                 .03           1.00           3.19         6,680                 .80                      1.52
          -                 .05           1.00           5.35         5,872                 .87                      1.54
          -                 .04           1.00           4.30         7,486                 .77                      1.29
          -                 .05           1.00           4.59         6,636                 .76                      1.31
          -                 .05           1.00           4.77         3,812                 .70                      1.39
          -                 .03           1.00           3.10           519                 .88                      1.60
          -                 .05           1.00           5.65         1,975                 .72                      1.39
          -                 .04           1.00           4.14           372                 .87                      1.39
          -                 .05           1.00           4.55           423                 .81                      1.36
          -                 .05           1.00           4.78           405                 .70                      1.39


 LESS DISTRIBUTIONS   RATIOS AND SUPPLEMENTAL DATA
                         RATIO OF
                      NET INVESTMENT
  DISTRIBUTIONS       (LOSS) INCOME       PORTFOLIO
       FROM             TO AVERAGE        TURNOVER
  REALIZED GAINS      NET ASSETS (%)      RATE (%)
      $   -                (1.33)             133
       4.54                (1.23)              83
       5.57                (1.53)             107
          -                (1.48)              67
          -                (1.37)              65
          -                (2.14)             133
       4.54                (2.00)              83
       5.30                (2.27)             107
          -                (2.23)              67
          -                (2.13)              65
          -                (2.14)             133
       4.54                (1.98)              83
       5.32                (2.23)             107
          -                (2.18)              67
          -                (2.09)              65
          -                (1.16)             133
       4.54                (1.04)              83
       5.63                (1.30)             107
          -                (1.00)(g)           67
  -------------------------------------------------------------------------------------------------------------------------------
          -                 6.03               22
          -                 6.71               26
          -                 7.40               28
          -                 6.88               43
          -                 7.08               71
          -                 5.19               22
          -                 5.88               26
          -                 6.55               28
          -                 6.13               43
          -                 6.35               71
          -                 5.25               22
          -                 5.93               26
          -                 6.65               28
          -                 6.15               43
          -                 6.35               71
          -                 6.12               22
          -                 6.84               26
          -                 7.49               28
          -                 7.16(g)            43
  -------------------------------------------------------------------------------------------------------------------------------
          -                 3.12(c)            na
          -                 5.38(c)            na
          -                 4.17(c)            na
          -                 4.50(c)            na
          -                 4.60(c)            na
          -                 3.19(c)            na
          -                 5.36(c)            na
          -                 4.28(c)            na
          -                 4.61(c)            na
          -                 4.77(c)            na
          -                 3.10(c)            na
          -                 5.51(c)            na
          -                 4.18(c)            na
          -                 4.56(c)            na
          -                 4.78(c)            na

    NOTES TO FINANCIAL STATEMENTS
    December 31, 2001

Ivy Cundill Global Value Fund ("Cundill"), Ivy Developing Markets Fund ("Developing Markets"), Ivy European Opportunities Fund ("European Opportunities"), Ivy Global Fund ("Global"), Ivy Global Natural Resources Fund ("Natural Resources"), Ivy Global Science & Technology Fund ("Science & Technology"), Ivy International Fund ("International"), Ivy International Small Companies Fund ("Small Companies"), Ivy International Value Fund ("International Value"), Ivy Pacific Opportunities Fund ("Pacific Opportunities"), Ivy Growth Fund ("Growth"), Ivy US Blue Chip Fund ("Blue Chip"), Ivy US Emerging Growth Fund ("Emerging Growth"), Ivy Bond Fund ("Bond"), and Ivy Money Market Fund ("Money Market"), (the "Funds"), are each a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, and (except for Money Market) Advisor Class are authorized. Cundill, European Opportunities, Science & Technology, International, Small Companies, International Value, Blue Chip and Bond also have an unlimited number of shares of Class I authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the market on which the security is traded most extensively. If there were no sales on the market on which the security is traded most extensively and the security is traded on more than one market, or on one or more exchanges in the over-the-counter market, the market reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the market on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the calculated mean between the last bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities or groups of securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 2001, Board valued securities amounted to zero for Developing Markets and European Opportunities and the following for Global, International and Bond.

                                                  PERCENT OF
FUND                                  AMOUNT      NET ASSETS
Global                              $        29       0.0%
International                             4,337       0.0
Bond                                  1,305,000       2.2

Each Board valued security has been noted as such in each Fund's schedule of investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Funds' sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Funds classify as cash amounts on deposit with the Funds' custodian. These amounts earn interest at variable interest rates. At December 31, 2001, the interest rate was 1.05%.

FEDERAL INCOME TAXES -- The Funds intend to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of their taxable income to their shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The following Funds earned foreign source dividends that were subject to foreign withholding tax in the amounts noted below. The funds intend to elect to pass through to their shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

                               FOREIGN SOURCE       FOREIGN
FUND                             DIVIDENDS      WITHHOLDING TAX
Developing Markets              $   177,558       $   17,032
European Opportunities            2,466,697          266,406
Natural Resources                   316,891           26,635
International                    13,019,538        1,270,487
Small Companies                     162,410           16,813
International Value               2,386,733          215,508

                                                               December 31, 2001

The following Funds have net tax-basis capital loss carryovers as of December 31, 2001 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover amounts and expiration dates are as follows.

                            CAPITAL LOSS
FUND                         CARRYOVER          EXPIRATION DATES
Cundill                     $     79,000   2009
---------------------------------------------------------------------
Developing Markets            11,349,000   $155,000 in 2005,
                                            6,822,000 in 2006,
                                            1,688,000 in 2007,
                                            1,669,000 in 2008 and
                                            1,015,000 in 2009.
---------------------------------------------------------------------
European Opportunities        34,091,000   2009
---------------------------------------------------------------------
Global                         1,491,000   2009
---------------------------------------------------------------------
Natural Resources              7,113,000   $1,421,000* in 2005,
                                            4,367,000 in 2006,
                                            1,221,000 in 2007, 96,000
                                            in 2008 and 8,000 in
                                            2009
---------------------------------------------------------------------
Science & Technology          40,292,000   $1,283,000 in 2008 and
                                            39,009,000 in 2009.
---------------------------------------------------------------------
International                141,106,000   2009
---------------------------------------------------------------------
Small Companies                4,695,000   2009
---------------------------------------------------------------------
International Value            7,565,000   $3,103,000 in 2006,
                                            1,065,000 in 2008 and
                                            3,397,000 in 2009.
---------------------------------------------------------------------
Pacific Opportunities         10,522,000   $264,000 in 2002,
                                           203,000 in 2003,
                                           1,033,000 in 2004,
                                           1,937,000 in 2005,
                                           4,238,000 in 2006,
                                           128,000 in 2007,
                                           852,000 in 2008 and
                                           1,867,000 in 2009.
---------------------------------------------------------------------
Growth                        39,979,000   2009
---------------------------------------------------------------------
Blue Chip                      6,920,000   2009
---------------------------------------------------------------------
Emerging Growth               24,758,000   2009
---------------------------------------------------------------------
Bond                          29,345,000   $2,215,000 in 2003,
                                           366,000 in 2006,
                                           12,226,000 in 2007,
                                           10,316,000 in 2008 and
                                           4,222,000 in 2009.
---------------------------------------------------------------------

* $101,000 was utilized in the current year to offset taxable gains.

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

                               ORDINARY     LONG-TERM     RETURN OF      TOTAL
FUND                            INCOME     CAPITAL GAIN    CAPITAL    DISTRIBUTION
Cundill                       $   60,307     $      -     $      -     $   60,307
----------------------------------------------------------------------------------
European Opportunities           253,993        2,515            -        256,508
----------------------------------------------------------------------------------
Natural Resources                232,003            -            -        232,003
----------------------------------------------------------------------------------
Small Companies                    9,928            -            -          9,928
----------------------------------------------------------------------------------
International Value              159,576            -            -        159,576
----------------------------------------------------------------------------------
Pacific Opportunities             17,435            -            -         17,435
----------------------------------------------------------------------------------
Growth                                 -      155,546            -        155,546
----------------------------------------------------------------------------------
Bond                           3,594,610            -      108,560      3,703,170
----------------------------------------------------------------------------------
Money Market                     728,899            -            -        728,899
----------------------------------------------------------------------------------

The tax-basis components of distributable earnings at December 31, 2001 were as follows:

                                                       NET UNREALIZED
                         UNREALIZED     UNREALIZED     APPRECIATION/
FUND                    APPRECIATION   DEPRECIATION    (DEPRECIATION)
Cundill                 $   133,978    $    (121,332)  $      12,646
---------------------------------------------------------------------
Developing Markets        1,036,812       (1,307,139)       (270,327)
---------------------------------------------------------------------
European Opportunities   10,843,888      (59,258,750)    (48,414,862)
---------------------------------------------------------------------
Global                      552,534       (1,027,236)       (474,702)
---------------------------------------------------------------------
Natural Resources         1,640,753       (1,811,012)       (170,259)
---------------------------------------------------------------------
Science & Technology      5,015,383       (2,091,827)      2,923,556
---------------------------------------------------------------------
International            30,748,991     (140,793,951)   (110,044,960)
---------------------------------------------------------------------
Small Companies             975,592       (3,682,978)     (2,707,386)
---------------------------------------------------------------------
International Value      10,179,127       (9,254,133)        924,994
---------------------------------------------------------------------
Pacific Opportunities     1,058,719         (644,661)        414,058
---------------------------------------------------------------------
Growth                   29,052,161       (8,140,623)     20,911,538
---------------------------------------------------------------------
Blue Chip                 6,467,623       (2,987,897)      3,479,726
---------------------------------------------------------------------
Emerging Growth          13,166,767       (3,050,013)     10,116,754
---------------------------------------------------------------------
Bond                      1,794,853       (1,673,212)        121,641
---------------------------------------------------------------------

                                             UNDISTRIBUTED   UNDISTRIBUTED
                                               ORDINARY        LONG-TERM
FUND                                            INCOME       CAPITAL GAIN
Cundill                                        $ 49,247          $  -
--------------------------------------------------------------------------
Developing Markets                               23,632             -
--------------------------------------------------------------------------
Natural Resources                               101,388             -
--------------------------------------------------------------------------
International                                    36,988             -
--------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid monthly for Bond. Distributions from net investment income are declared daily and paid monthly for Money Market. Distributions from net investment income for all other Funds and distributions from realized gains for all Funds, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities and dividends and interest receivable are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political and economic instability.

For foreign securities, the Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

    NOTES TO FINANCIAL STATEMENTS
    December 31, 2001

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds (excluding Money Market) may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies that each fund has committed to buy or sell are shown in the Schedule of Investments. These amounts represent the aggregate exposure to each foreign currency acquired or hedged through forward foreign currency contracts at December 31, 2001. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily. The change in a contract's market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Fund's Statement of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

WRITTEN CALL OPTIONS -- An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of a call option, in return for a premium paid to the seller, has the right to buy the underlying security of the contract. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund, as writer of a covered call option, has no control over whether the underlying securities may be sold (called) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option. By writing a covered call option, the Fund is obligated to own or have the right to acquire, through exchange or conversion, the underlying security during the option period.

Certain Funds may invest in option contracts for the purpose of increasing or decreasing the exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The liability is subsequently marked-to-market daily to reflect the current market value of the option written. Premiums received from writing options which expire on the stipulated expiration date or as a result of the Fund entering into a closing purchase transaction are treated by the Fund on the expiration date as realized gains (or losses if the cost of the closing transaction exceeds the premium received upon the original sale) without regard to any unrealized gain or loss on the underlying security. If a written call option is exercised, the premium received is added to the proceeds of the sale of the underlying security in determining whether the Fund has realized a gain or loss on the transaction. Exchange traded written options are valued daily at the last sale price or, in the absence of a sale, at the calculated mean of the last bid and the last asked price. Written covered call options are reflected in the Schedules of Investments.

Transactions in call options written for the period ended December 31, 2001 were:

                                            NUMBER
                                              OF        PREMIUMS
                                           CONTRACTS    RECEIVED
GLOBAL
Options outstanding at December 31, 2000          -    $        -
Options written                                  72         6,107
Options terminated in closing purchase
  transactions                                    -             -
Options expired                                 (32)       (1,223)
Options exercised                                 -             -
                                           ----------------------
Options outstanding at December 31, 2001         40    $    4,883
                                           ======================
INTERNATIONAL
Options outstanding at December 31, 2000          -    $        -
Options written                             412,791     1,981,146
Options terminated in closing purchase
  transactions                               (4,256)     (460,904)
Options expired                              (5,225)     (282,547)
Options exercised                            (2,200)     (196,505)
                                           ----------------------
Options outstanding at December 31, 2001    401,110    $1,041,190
                                           ======================
INTERNATIONAL VALUE
Options outstanding at December 31, 2000          -    $        -
Options written                              44,807       190,192
Options terminated in closing purchase
  transactions                                 (344)      (77,980)
Options expired                                (813)      (34,135)
Options exercised                                 -             -
                                           ----------------------
Options outstanding at December 31, 2001     43,650    $   78,077
                                           ======================

                                                               December 31, 2001

                                            NUMBER
                                              OF        PREMIUMS
                                           CONTRACTS    RECEIVED
GROWTH
Options outstanding at December 31, 2000          -    $        -
Options written                               6,242     1,770,547
Options terminated in closing purchase
  transactions                               (2,424)     (690,277)
Options expired                              (2,243)     (591,190)
Options exercised                              (785)     (214,989)
                                           ----------------------
Options outstanding at December 31, 2001        790    $  274,091
                                           ======================
EMERGING GROWTH
Options outstanding at December 31, 2000          -    $        -
Options written                               8,606     2,350,153
Options terminated in closing purchase
  transactions                               (3,237)     (877,389)
Options expired                              (3,078)     (755,633)
Options exercised                            (1,348)     (383,940)
                                           ----------------------
Options outstanding at December 31, 2001        943    $  333,190
                                           ======================

SECURITIES LENDING -- Boston Global Advisors ("BGA") as lending agent, may loan the securities of designated Funds to certain qualified institutions approved by the Funds. For securities loaned, collateral values for domestic and foreign securities are maintained at not less than 102% and 105%, respectively, of the value of the securities on loan by pricing both the securities on loan and the collateral daily. The collateral consists of cash invested in the Quality Portfolio of the Boston Global Investment Trust ("Trust") which consists predominantly of collateral pledged by borrowers in securities lending transactions arranged by BGA. The Trust invests in money market instruments, U.S. Treasury Bills, U.S. agency obligations, commercial paper and other highly rated, liquid investments. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the Funds may experience delays in, or may be prevented from, recovering the collateral. During the period that the Funds seek to enforce their rights against the borrower, the collateral and securities loaned remain subject to fluctuation in market value. For the year ended December 31, 2001, International and International Value received $29,086 and $5,887, respectively, in income, net of related expenses, resulting from securities lending activities which is included in Interest and other on the Statement of Operations. Securities on loan as of December 31, 2001 are indicated in the Schedule of Investments.

DEFERRED OFFERING COSTS -- Offering costs incurred for Cundill have been amortized over a one year period beginning the date the fund commenced operations which was April 19, 2000.

DEFERRED ORGANIZATION EXPENSES -- Organization expenses incurred prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities" for Natural Resources, Science & Technology, Small Companies, and International Value have been deferred and are being amortized on a straight-line basis over a five year period.

FEES PAID INDIRECTLY -- The Funds have entered into a Commission Recapture Agreement with its custodian whereby specific securities transactions are executed with certain brokers with whom the custodian has an agreement to return a portion of the commissions to the custodian. A portion of the monies returned to the custodian are used to pay (or offset) certain eligible expenses of the Fund incurred at the custodian. For the year ended December 31, 2001, European Opportunities and International had $2,412 and $69,622, respectively, in fees paid indirectly, representing nil and less than 0.01%, respectively, of average net assets.

REDEMPTION FEES -- Each Fund (other than Money Market) may deduct a redemption or exchange fee of 2.00% from any redemption or exchange proceeds if a shareholder sells or exchanges Class A shares after holding them less than 30 days. These fees are paid to the Fund rather than the investment adviser or transfer agent and are designed to offset the brokerage commissions, market impact, and other cost associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Fees collected by the Fund are recorded as additions to capital paid-in and are included in the Class A fund share transactions on the Statement of Changes in Net Assets. As of December 31, 2001, the Funds received the following redemption fees:

Developing Markets      $ 24,171   International
                                     Value             $21,976
European                           Pacific
  Opportunities           53,054     Opportunities      36,009
International            476,868   Emerging Growth      11,804

                                   Bond                 56,684

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses, capital loss carryovers, wash sales, option transactions, foreign denominated securities, passive foreign investment companies, non-deductible organization expenses and non-deductible offering costs, if applicable. As a result, Net investment income (loss) and Net realized gain
(loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, each of the Funds may make reclassifications among certain of their capital accounts without impacting the net asset value of each respective Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") provides business management services to the Funds and is the Investment Adviser to all Funds. For its services, IMI receives a fee paid monthly based on average daily net assets ("ANA") at the following annual rates:

Cundill (1)                                            1.00%
Developing Markets                                     1.00
Natural Resources (2)                                  1.00
Science & Technology                                   1.00
Small Companies (3)                                    1.00
International Value                                    1.00
Pacific Opportunities                                  1.00
Blue Chip                                              0.75
Emerging Growth                                        0.85
Money Market                                           0.40

    NOTES TO FINANCIAL STATEMENTS
    December 31, 2001

For certain funds, the annual rates decrease as overall ANA increases. The following chart summarizes those funds and relevant rate and asset sizes:

European Opportunities (3)   1.00%  of the first $250
                                    million ANA
                             0.85%  next $250 million
                             0.75%  excess
------------------------------------------------------------
Global                       1.00%  of the first $500
                                    million ANA
                             0.75%  excess
------------------------------------------------------------
International                1.00%  of the first $2.5
                                    billion ANA
                             0.90%  next $500 million
                             0.80%  next $500 million
                             0.70%  excess
------------------------------------------------------------
Growth                       0.85%  of the first $350
                                    million ANA
                             0.75%  excess
------------------------------------------------------------
Bond                         0.50%  of the first $500
                                    million ANA
                             0.40%  excess

(1) Peter Cundill & Associates, Inc. is the sub-advisor of the Fund. IMI, not the Fund, is obligated to compensate the sub-advisor.
(2) Mackenzie Financial Corporation ("MFC") is the investment advisor of the Fund. MFC receives a fee monthly at the annual rate of 0.50% of ANA. The fee is collected from the Fund and remitted to MFC by IMI.
(3) Henderson Investment Management Limited is the sub-advisor of the Funds. IMI, not the Funds, is obligated to compensate the sub-advisor.

For the year ended December 31, 2001 with respect to, Cundill, Developing Markets, Global, Natural Resources, Science & Technology, Small Companies, and Pacific Opportunities, IMI contractually limited each Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of each Fund's average net assets. For the year ended December 31, 2001 with respect to, International Value, Blue Chip and Money Market, IMI contractually limited each Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to annual rates of 1.50%, 1.34% and 0.85%, respectively. In December 2001, Mackenzie Investment Management Inc. ("MIMI") made a voluntary reimbursement to International's operating expenses in the amount of $400,000.

From November 1, 2001 through October 31, 2002, IMI has contractually agreed to waive 12% of the 1.00% annual management fee for European Opportunities.

MIMI, of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for each Fund. For those services, each Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in each Fund's Statement of Operations. At December 31, 2001, MIMI owned 27% of Cundill's shares outstanding.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of each Fund's shares, and as such, purchases shares from each Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 2001, the net amount of underwriting discount retained by IMDI is listed below.

FUND                                               AMOUNT
Cundill                                            $     8
Developing Markets                                     247
European Opportunities                               7,323
Global                                                 452
Natural Resources                                    8,048
Science & Technology                                10,413
International                                        7,817
Small Companies                                      2,017
International Value                                    883
Pacific Opportunities                                  674
Growth                                              12,009
Blue Chip                                            4,203
Emerging Growth                                      4,218
Bond                                                 4,228

Under Service and Distribution Plans, each Fund except Growth, Blue Chip and International, reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Class I and Advisor Class. For Growth, Blue Chip and International, each Fund reimburses IMDI at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Class I and Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of each Fund. Such fees, detailed below, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

FUND                      CLASS A     CLASS B     CLASS C
Cundill                   $     71   $    1,212   $     40
Developing Markets           7,061       31,620      8,239
European Opportunities     104,539      432,930    339,094
Global                      15,628       32,503      1,494
Natural Resources           18,254       37,137     12,166
Science & Technology        47,804      169,819     49,653
International              937,442    1,874,335    372,427
Small Companies             15,933       46,573     33,872
International Value         44,179      575,744    208,026
Pacific Opportunities       17,367       50,033     11,412
Growth                     122,792       64,755      5,892
Blue Chip                   87,301      209,039     17,470
Emerging Growth            151,491      381,678     59,581
Bond                       110,085      196,154     26,250

Effective June 30, 2001, PFPC Inc. ("PFPC") became the independent transfer and shareholder servicing agent for each Fund. Prior to June 30, 2001, Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, was the transfer and shareholder servicing agent for each Fund. For those services, each Fund paid IMSC a monthly fee plus certain out-of-pocket expenses. Such fees

                                                               December 31, 2001

and expenses paid to IMSC, detailed below, are included in the total amount reflected as Transfer agent in the Statement of Operations:

                                                        ADVISOR
FUND                    CLASS A    CLASS B    CLASS C    CLASS    CLASS I
Cundill...............  $     --   $     --   $    --   $   334   $    --
Developing Markets....    10,852     13,063     3,730       307        --
European
 Opportunities........    91,750     90,153    76,594    24,702        25
Global................    12,758      9,719       560       360        --
Natural Resources.....    25,377      8,844     2,652       537        --
Science &
 Technology...........    56,366     50,525    15,872     1,739        --
International.........   527,283    393,789    81,345         4    19,188
Small Companies.......    13,831      8,460     6,471     4,399        --
International Value...    38,822    114,892    44,530       952        --
Pacific
 Opportunities........    21,565     15,192     3,113       192        --
Growth................   357,912     12,490     1,366       761        --
Blue Chip.............    84,271     34,295     3,656     1,473        --
Emerging Growth.......   101,825     77,161    12,201     3,041        --
Bond..................    64,164     36,501     4,147       424        --
Money Market..........    38,852     11,486     2,050        --        --

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND MERGERS

As noted below, the shareholders of Ivy Pan-Europe Fund, Ivy Growth with Income Fund, Ivy South America Fund and Ivy Asia Pacific Fund (each an "acquired fund") approved Agreements and Plans of Reorganization (the "Reorganizations") providing for the transfer of assets. On each respective merger date European Opportunities, Blue Chip, Developing Markets and Pacific Opportunities (each an "acquiring fund") acquired all or substantially all of the assets of each fund as noted below. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Code.

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                           AGGREGATE    (DEPRECIATION)     COMBINED
                                                                           VALUE OF      INCLUDED IN      NET ASSETS
                                                                          NET ASSETS      NET ASSETS     AT COMPLETION
      MERGER DATE            ACQUIRING FUND           ACQUIRED FUND       CONTRIBUTED    CONTRIBUTED       OF MERGER
  June 27, 2000         European Opportunities    Ivy Pan-Europe Fund     $ 4,637,762    $   109,943     $240,692,178
  June 27, 2000         Blue Chip                 Ivy Growth with Income  $73,884,252    $17,484,201     $ 91,519,890
                                                  Fund
  July 21, 2000         Developing Markets        Ivy South America Fund  $ 2,377,448    $   329,267     $ 17,609,857
  November 21, 2000     Pacific Opportunities     Ivy Asia Pacific Fund   $ 5,370,161    $  (187,812)    $ 19,018,051

Each Fund's respective exchange ratios were:

                                                         EUROPEAN              BLUE             DEVELOPING           PACIFIC
                                                      OPPORTUNITIES            CHIP              MARKETS          OPPORTUNITIES
  Class A                                              I=.53                  I=1.00              I=.95               I=.72
  Class B                                              I=.53                  I=0.99              I=.95               I=.72
  Class C                                              I=.53                  I=0.97              I=.93               I=.72
  Advisor                                              I=.53                  I=1.01              I=.94               I=.73

All ratios are acquired fund shares to acquiring fund shares.

    NOTES TO FINANCIAL STATEMENTS

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C, Advisor Class, and Class I were as follows:

                                                                                     CLASS A
                                                                FOR THE PERIOD                    FOR THE PERIOD
                                                                JANUARY 1, 2001                   JANUARY 1, 2000
                                                             TO DECEMBER 31, 2001              TO DECEMBER 31, 2000
CUNDILL (A)                                                 SHARES          AMOUNT           SHARES           AMOUNT
-----------                                              ------------    -------------    ------------    ---------------
  Sold                                                         21,522    $     205,778               1    $            10
  Issued on reinvestment of dividends                             615            5,756               -                  -
  Repurchased                                                      (4)             (40)             (1)               (10)
                                                         ------------    -------------    ------------    ---------------
Net increase                                                   22,133          211,494               -                  -
                                                         ============    =============    ============    ===============
DEVELOPING MARKETS
------------------
  Sold                                                        339,521        2,182,850       1,211,124          9,671,771
  Issued on reinvestment of dividends                               -                -           1,870             12,258
  Repurchased                                                (597,013)      (3,920,462)     (1,376,168)       (10,957,941)
  Issued on acquisition of Ivy South America Fund                   -                -         151,799          1,275,113
                                                         ------------    -------------    ------------    ---------------
Net (decrease) increase                                      (257,492)      (1,737,612)        (11,375)             1,201
                                                         ============    =============    ============    ===============
EUROPEAN OPPORTUNITIES
----------------------
  Sold                                                      3,394,170       52,939,002       5,917,943        131,082,416
  Issued on reinvestment of dividends                               -                -          91,557          1,515,777
  Repurchased                                              (4,303,990)     (65,295,982)     (3,718,358)       (79,953,242)
  Issued on acquisition of Ivy Pan-Europe Fund                      -                -          63,926          1,478,791
                                                         ------------    -------------    ------------    ---------------
Net (decrease) increase                                      (908,820)     (12,356,980)      2,355,068         54,123,742
                                                         ============    =============    ============    ===============
GLOBAL
------
  Sold                                                        924,949        8,866,381       1,150,883         14,273,014
  Issued on reinvestment of dividends                               1               11          55,298            573,995
  Repurchased                                              (1,053,590)     (10,158,470)     (1,322,546)       (16,475,291)
                                                         ------------    -------------    ------------    ---------------
Net (decrease) increase                                      (128,640)      (1,292,078)       (116,365)        (1,628,282)
                                                         ============    =============    ============    ===============
NATURAL RESOURCES
-----------------
  Sold                                                        936,310       10,453,386         287,146          2,588,462
  Issued on reinvestment of dividends                           9,409          100,865           2,520             23,536
  Repurchased                                                (819,044)      (8,609,560)       (373,451)        (3,365,296)
                                                         ------------    -------------    ------------    ---------------
Net increase (decrease)                                       126,675        1,944,691         (83,785)          (753,298)
                                                         ============    =============    ============    ===============
SCIENCE & TECHNOLOGY
--------------------
  Sold                                                        599,749       11,715,938       1,176,627         57,982,753
  Issued on reinvestment of dividends                               -                -          13,324            366,448
  Repurchased                                                (750,211)     (13,732,949)       (876,114)       (41,711,359)
                                                         ------------    -------------    ------------    ---------------
Net (decrease) increase                                      (150,462)      (2,017,011)        313,837         16,637,842
                                                         ============    =============    ============    ===============
INTERNATIONAL
-------------
  Sold                                                     11,954,096      272,548,928      11,601,923        427,069,681
  Issued on reinvestment of dividends                           4,608          116,485       5,777,975        174,299,277
  Repurchased                                             (17,756,706)    (403,354,268)    (28,340,796)    (1,130,865,446)
                                                         ------------    -------------    ------------    ---------------
Net decrease                                               (5,798,002)    (130,688,855)    (10,960,898)      (529,496,488)
                                                         ============    =============    ============    ===============
SMALL COMPANIES
---------------
  Sold                                                        409,940        4,536,884         715,998         10,154,620
  Issued on reinvestment of dividends                             341            2,724          14,458            182,170
  Repurchased                                                (677,820)      (6,922,273)       (110,293)        (1,534,885)
                                                         ------------    -------------    ------------    ---------------
Net (decrease) increase                                      (267,539)      (2,382,665)        620,163          8,801,905
                                                         ============    =============    ============    ===============

(a)For the period 09/04 to 12/31/2001 for Class A; 09/26 to 12/31/2001 for Class B; 10/19 to 12/31/2001 for Class C.

                         CLASS B                                                        CLASS C
      FOR THE PERIOD                FOR THE PERIOD                    FOR THE PERIOD                FOR THE PERIOD
     JANUARY 1, 2001                JANUARY 1, 2000                  JANUARY 1, 2001               JANUARY 1, 2000
   TO DECEMBER 31, 2001          TO DECEMBER 31, 2000              TO DECEMBER 31, 2001          TO DECEMBER 31, 2000
  SHARES         AMOUNT         SHARES         AMOUNT             SHARES         AMOUNT         SHARES         AMOUNT
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
    91,196    $    870,058             1    $          10            3,540    $     33,617             1    $         10
     2,435          22,746             -                -               91             850             -               -
    (3,398)        (33,002)           (1)             (10)            (513)         (4,969)           (1)            (10)
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
    90,233         859,802             -                -            3,118          29,498             -               -
==========    ============    ==========    =============       ==========    ============    ==========    ============

    28,545         186,235        91,222          763,371            6,257          40,979        28,306         277,767
         -               -         1,303            8,318                -               -           445           2,855
  (314,894)     (1,924,934)     (401,372)      (3,040,474)         (84,939)       (521,143)     (266,993)     (2,106,591)
         -               -       116,352          957,581                -               -        17,237         142,550
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
  (286,349)     (1,738,699)     (192,495)      (1,311,204)         (78,682)       (480,164)     (221,005)     (1,683,419)
==========    ============    ==========    =============       ==========    ============    ==========    ============

   269,607       4,333,792     3,399,154       76,743,482          508,103       8,429,668     3,509,146      78,670,513
     4,642          61,040        69,252        1,150,115            2,609          34,419        42,291         704,055
(1,103,861)    (15,702,774)     (597,107)     (11,747,830)      (1,535,966)    (23,423,729)   (1,178,448)    (23,433,121)
         -               -       103,755        2,390,956                -               -        15,038         350,370
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
  (829,612)    (11,307,942)    2,975,054       68,536,723       (1,025,254)    (14,959,642)    2,388,027      56,291,817
==========    ============    ==========    =============       ==========    ============    ==========    ============

    34,789         302,014        75,284          899,024            4,580          38,984         9,884         109,721
         -               -        27,503          236,414                -               -           915           8,877
  (208,290)     (1,861,683)     (196,395)      (2,418,369)          (4,077)        (36,183)      (13,800)       (161,802)
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
  (173,501)     (1,559,669)      (93,608)      (1,282,931)             503           2,801        (3,001)        (43,204)
==========    ============    ==========    =============       ==========    ============    ==========    ============

   295,482       3,085,399       126,162        1,143,068          329,847       3,600,692        97,274         924,455
     5,059          53,020           470            4,349            2,191          22,541           332           2,984
  (146,873)     (1,490,440)      (83,828)        (738,401)        (239,652)     (2,535,902)      (76,140)       (656,709)
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
   153,668       1,647,979        42,804          409,016           92,386       1,087,331        21,466         270,730
==========    ============    ==========    =============       ==========    ============    ==========    ============

   200,295       3,660,997       558,748       27,683,197           30,632         540,875       225,287      11,174,785
         -               -        10,695          285,771                -               -         4,014         113,134
  (357,536)     (5,902,467)     (247,495)     (11,336,531)        (175,152)     (3,076,600)     (248,294)    (11,981,061)
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
  (157,241)     (2,241,470)      321,948       16,632,437         (144,520)     (2,535,725)      (18,993)       (693,142)
==========    ============    ==========    =============       ==========    ============    ==========    ============

   262,059       5,828,882     1,947,058       59,520,127          560,914      12,092,051       862,175      27,429,484
         -               -     2,029,938       57,901,511                -               -       317,958       9,241,503
(4,384,509)    (96,144,129)   (4,579,283)    (177,135,593)      (1,484,846)    (32,348,284)   (2,005,702)    (77,687,264)
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
(4,122,450)    (90,315,247)     (602,287)     (59,713,955)        (923,932)    (20,256,233)     (825,569)    (41,016,277)
==========    ============    ==========    =============       ==========    ============    ==========    ============

   139,814       1,584,972       401,508        5,664,420           84,341         956,399       339,870       4,834,943
       276           2,153         6,676           82,938              110             866         3,193          39,876
  (184,316)     (1,656,269)      (65,660)        (888,907)        (156,289)     (1,498,935)      (80,855)     (1,087,360)
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
   (44,226)        (69,144)      342,524        4,858,451          (71,838)       (541,670)      262,208       3,787,459
==========    ============    ==========    =============       ==========    ============    ==========    ============

    NOTES TO FINANCIAL STATEMENTS

                                                                                      ADVISOR CLASS
                                                                       FOR THE PERIOD               FOR THE PERIOD
                                                                      JANUARY 1, 2001               JANUARY 1, 2000
                                                                    TO DECEMBER 31, 2001         TO DECEMBER 31, 2000
CUNDILL (B)                                                        SHARES         AMOUNT        SHARES         AMOUNT
-----------                                                      ----------    ------------    ---------    ------------
  Sold                                                               29,622    $    294,347       71,392    $    715,009
  Issued on reinvestment of dividends                                 3,128          28,995        2,809          27,836
  Repurchased                                                        (5,933)        (60,923)           -               -
                                                                 ----------    ------------    ---------    ------------
Net increase                                                         26,817         262,419       74,201         742,845
                                                                 ==========    ============    =========    ============
DEVELOPING MARKETS
------------------
  Sold                                                                2,696          17,117       21,329         187,837
  Issued on reinvestment of dividends                                     -               -           62             408
  Repurchased                                                        (7,536)        (48,789)     (42,039)       (337,442)
  Issued on acquisition of Ivy South America Fund                         -               -          261           2,204
                                                                 ----------    ------------    ---------    ------------
Net decrease                                                         (4,840)        (31,672)     (20,387)       (146,993)
                                                                 ==========    ============    =========    ============
EUROPEAN OPPORTUNITIES
----------------------
  Sold                                                              757,364      11,699,008    1,529,373      35,063,282
  Issued on reinvestment of dividends                                   459           5,789       11,480         191,491
  Repurchased                                                    (1,194,671)    (17,913,376)    (761,007)    (16,439,961)
  Issued on acquisition of Ivy Pan-Europe Fund                            -               -       18,115         417,645
                                                                 ----------    ------------    ---------    ------------
Net (decrease) increase                                            (436,848)     (6,208,579)     797,961      19,232,457
                                                                 ==========    ============    =========    ============
GLOBAL
------
  Sold                                                                4,763          49,819        3,386          42,188
  Issued on reinvestment of dividends                                     -               -        1,122          11,745
  Repurchased                                                        (8,537)        (79,975)      (3,288)        (41,227)
                                                                 ----------    ------------    ---------    ------------
Net (decrease) increase                                              (3,774)        (30,156)       1,220          12,706
                                                                 ==========    ============    =========    ============
NATURAL RESOURCES
-----------------
  Sold                                                              234,198       2,522,781           88             800
  Issued on reinvestment of dividends                                   439           4,689           15             138
  Repurchased                                                      (194,697)     (2,066,315)        (785)         (6,945)
                                                                 ----------    ------------    ---------    ------------
Net increase (decrease)                                              39,940         461,155         (682)         (6,007)
                                                                 ==========    ============    =========    ============
SCIENCE & TECHNOLOGY
--------------------
  Sold                                                               14,893         260,748       25,011       1,270,582
  Issued on reinvestment of dividends                                     -               -          213           5,857
  Repurchased                                                       (17,796)       (299,368)      (4,079)       (179,679)
                                                                 ----------    ------------    ---------    ------------
Net (decrease) increase                                              (2,903)        (38,620)      21,145       1,096,760
                                                                 ==========    ============    =========    ============
INTERNATIONAL (C)
-----------------
  Sold                                                                   77           1,566          123           4,904
  Issued on reinvestment of dividends                                     -               -           42           1,062
  Repurchased                                                             -               -            -               -
                                                                 ----------    ------------    ---------    ------------
Net increase (decrease)                                                  77           1,566          165           5,966
                                                                 ==========    ============    =========    ============
SMALL COMPANIES
---------------
  Sold                                                               43,715         520,230      345,465       5,088,965
  Issued on reinvestment of dividends                                     7              54          111           1,402
  Repurchased                                                      (250,868)     (2,316,861)     (42,413)       (601,212)
                                                                 ----------    ------------    ---------    ------------
Net (decrease) increase                                            (207,146)     (1,796,577)     303,163       4,489,155
                                                                 ==========    ============    =========    ============

(b)For the period 04/19 to 12/31/2000 for Advisor class.
(c)For the period 08/31 to 12/31/2000 for Advisor class.

                         CLASS 1
      FOR THE PERIOD                FOR THE PERIOD
     JANUARY 1, 2001                JANUARY 1, 2000
   TO DECEMBER 31, 2001          TO DECEMBER 31, 2000
  SHARES         AMOUNT         SHARES         AMOUNT
----------    ------------    ----------    -------------
         -    $          -             1    $          10
         -               -             -                -
         -               -            (1)             (10)
----------    ------------    ----------    -------------
         -               -             -                -
==========    ============    ==========    =============

         -               -             -                -
         -               -             -                -
         -               -             -                -
         -               -             -                -
----------    ------------    ----------    -------------
         -               -             -                -
==========    ============    ==========    =============

         -               -         1,775           42,991
         2              33            38              642
         -               -          (851)         (19,966)
         -               -             -                -
----------    ------------    ----------    -------------
         2              33           962           23,667
==========    ============    ==========    =============

         -               -             -                -
         -               -             -                -
         -               -             -                -
----------    ------------    ----------    -------------
         -               -             -                -
==========    ============    ==========    =============

         -               -             -                -
         -               -             -                -
         -               -             -                -
----------    ------------    ----------    -------------
         -               -             -                -
==========    ============    ==========    =============

         -               -             -                -
         -               -             -                -
         -               -             -                -
----------    ------------    ----------    -------------
         -               -             -                -
==========    ============    ==========    =============

   333,205       7,717,070       531,943       22,613,335
         -               -       513,260       16,239,348
  (801,870)    (18,449,700)   (3,300,943)    (133,422,468)
----------    ------------    ----------    -------------
  (468,665)    (10,732,630)   (2,255,740)     (94,569,785)
==========    ============    ==========    =============

         -               -             -                -
         -               -             -                -
         -               -             -                -
----------    ------------    ----------    -------------
         -               -             -                -
==========    ============    ==========    =============

    NOTES TO FINANCIAL STATEMENTS

                                                                                       CLASS A
                                                                   FOR THE PERIOD                  FOR THE PERIOD
                                                                   JANUARY 1, 2001                 JANUARY 1, 2000
                                                                TO DECEMBER 31, 2001            TO DECEMBER 31, 2000
INTERNATIONAL VALUE                                            SHARES          AMOUNT          SHARES          AMOUNT
-------------------                                          -----------    ------------    ------------    -------------
  Sold                                                         3,063,414    $ 31,144,482       5,000,493    $  54,970,891
  Issued on reinvestment of dividends                              1,680          14,902          12,052          128,203
  Repurchased                                                 (3,751,978)    (37,763,655)     (5,593,181)     (61,555,902)
                                                             -----------    ------------    ------------    -------------
Net decrease                                                    (686,884)     (6,604,271)       (580,636)      (6,456,808)
                                                             ===========    ============    ============    =============
PACIFIC OPPORTUNITIES
---------------------
  Sold                                                         1,098,100       7,131,564       2,224,273       19,578,389
  Issued on reinvestment of dividends                              1,307           8,415           9,680           70,663
  Repurchased                                                 (1,389,038)     (9,363,307)     (2,701,251)     (23,825,157)
  Issued on acquisition of Ivy Asia Pacific Fund                       -               -         300,056        2,277,428
                                                             -----------    ------------    ------------    -------------
Net (decrease) increase                                         (289,631)     (2,223,328)       (167,242)      (1,898,677)
                                                             ===========    ============    ============    =============
GROWTH
------
  Sold                                                           592,667       7,832,934       1,087,708       23,680,772
  Issued on reinvestment of dividends                             12,132         140,733       2,122,314       31,094,147
  Repurchased                                                 (2,509,722)    (32,218,227)     (2,155,709)     (46,216,862)
                                                             -----------    ------------    ------------    -------------
Net (decrease) increase                                       (1,904,923)    (24,244,560)      1,054,313        8,558,057
                                                             ===========    ============    ============    =============
BLUE CHIP
---------
  Sold                                                           833,406       8,155,869       1,216,791       13,869,645
  Issued on reinvestment of dividends                                 22             235          73,811          771,431
  Repurchased                                                 (2,130,483)    (21,239,994)       (580,424)      (6,965,245)
  Issued on acquisition of Ivy Growth with Income Fund                 -               -       4,455,447       55,728,807
                                                             -----------    ------------    ------------    -------------
Net (decrease) increase                                       (1,297,055)    (13,083,890)      5,165,625       63,404,638
                                                             ===========    ============    ============    =============
EMERGING GROWTH
---------------
  Sold                                                           871,969      23,179,206       1,011,026       47,740,315
  Issued on reinvestment of dividends                                 96           2,773         332,775        9,600,855
  Repurchased                                                 (1,292,259)    (32,514,382)       (894,950)     (39,842,791)
                                                             -----------    ------------    ------------    -------------
Net (decrease) increase                                         (420,194)     (9,332,403)        448,851       17,498,379
                                                             ===========    ============    ============    =============
BOND
----
  Sold                                                         4,966,912      40,051,473       8,026,890       63,810,144
  Issued on reinvestment of dividends                            195,980       1,582,587         258,708        2,292,302
  Repurchased                                                 (7,289,189)    (58,628,687)    (10,013,823)     (80,147,766)
                                                             -----------    ------------    ------------    -------------
Net decrease                                                  (2,126,297)    (16,994,627)     (1,728,225)     (14,045,320)
                                                             ===========    ============    ============    =============
MONEY MARKET
------------
  Sold                                                        54,208,886      54,208,886     138,629,903      138,629,903
  Issued on reinvestment of dividends                            443,340         443,340         790,013          790,013
  Repurchased                                                (62,141,950)    (62,141,950)   (137,549,984)    (137,549,984)
                                                             -----------    ------------    ------------    -------------
Net (decrease) increase                                       (7,489,724)     (7,489,724)      1,869,932        1,869,932
                                                             ===========    ============    ============    =============

                         CLASS B                                                         CLASS C
      FOR THE PERIOD                 FOR THE PERIOD                   FOR THE PERIOD                FOR THE PERIOD
      JANUARY 1, 2001                JANUARY 1, 2000                 JANUARY 1, 2001                JANUARY 1, 2000
   TO DECEMBER 31, 2001           TO DECEMBER 31, 2000             TO DECEMBER 31, 2001          TO DECEMBER 31, 2000
  SHARES          AMOUNT         SHARES          AMOUNT           SHARES         AMOUNT         SHARES          AMOUNT
-----------    ------------    -----------    ------------      ----------    ------------    -----------    ------------
    543,615    $  5,251,194      1,469,087    $ 16,205,751         252,194    $  2,573,097        688,406    $  7,494,303
      4,222          36,979          6,904          73,238           1,509          13,215          2,547          26,945
 (2,308,387)    (21,681,265)    (2,565,665)    (28,240,274)     (1,176,870)    (11,480,661)    (1,664,890)    (18,313,876)
-----------    ------------    -----------    ------------      ----------    ------------    -----------    ------------
 (1,760,550)    (16,393,092)    (1,089,674)    (11,961,285)       (923,167)     (8,894,349)      (973,937)    (10,792,628)
===========    ============    ===========    ============      ==========    ============    ===========    ============

     32,021         226,228         65,243         546,898          30,974         223,503         22,799         195,476
        706           4,434            856           6,180             162           1,015          1,099           7,894
   (309,174)     (1,992,916)      (278,026)     (2,366,506)       (101,540)       (685,580)       (51,239)       (432,203)
          -               -        262,565       1,956,106               -               -        152,159       1,136,627
-----------    ------------    -----------    ------------      ----------    ------------    -----------    ------------
   (276,447)     (1,762,254)        50,638         142,678         (70,404)       (461,062)       124,818         907,794
===========    ============    ===========    ============      ==========    ============    ===========    ============

    209,874       2,581,690        318,451       6,592,326          16,220         196,718        101,581       2,112,008
        355           3,919         54,362         772,646              25             267          4,935          68,245
   (210,613)     (2,546,518)      (225,425)     (4,842,396)        (36,607)       (416,302)       (80,964)     (1,678,476)
-----------    ------------    -----------    ------------      ----------    ------------    -----------    ------------
       (384)         39,091        147,388       2,522,576         (20,362)       (219,317)        25,552         501,777
===========    ============    ===========    ============      ==========    ============    ===========    ============

    432,235       4,111,397        543,508       6,359,618          80,026         780,897        106,978       1,314,878
          2              29         28,993         300,658               -               -          3,875          40,108
   (644,289)     (6,049,340)      (363,250)     (4,297,825)       (240,991)     (2,261,835)       (73,105)       (873,927)
          -               -      1,398,527      17,384,170               -               -         41,859         520,745
-----------    ------------    -----------    ------------      ----------    ------------    -----------    ------------
   (212,052)     (1,937,914)     1,607,778      19,746,621        (160,965)     (1,480,938)        79,607       1,001,804
===========    ============    ===========    ============      ==========    ============    ===========    ============

    149,165       3,458,298        356,193      15,539,341          24,889         593,383         70,319       3,062,362
          -               -        202,258       5,607,415               -               -         27,717         766,924
   (675,205)    (15,549,162)      (364,168)    (16,140,242)       (127,619)     (2,936,625)      (122,590)     (5,447,052)
-----------    ------------    -----------    ------------      ----------    ------------    -----------    ------------
   (526,040)    (12,090,864)       194,283       5,006,514        (102,730)     (2,343,242)       (24,554)     (1,617,766)
===========    ============    ===========    ============      ==========    ============    ===========    ============

    870,263       7,031,320        772,861       6,184,440         304,343       2,462,017        357,336       2,885,050
     46,068         371,395         57,683         462,782           5,444          44,017          6,640          53,437
 (1,067,501)     (8,586,114)    (1,611,149)    (12,994,155)       (383,769)     (3,091,644)      (492,275)     (3,976,452)
-----------    ------------    -----------    ------------      ----------    ------------    -----------    ------------
   (151,170)     (1,183,399)      (780,605)     (6,346,933)        (73,982)       (585,610)      (128,299)     (1,037,965)
===========    ============    ===========    ============      ==========    ============    ===========    ============

  5,996,965       5,996,965      8,101,534       8,101,534       8,411,592       8,411,592     12,286,520      12,286,520
    165,171         165,171        221,898         221,898          13,876          13,876         52,918          52,918
 (5,353,798)     (5,353,798)    (9,938,011)     (9,938,011)     (9,881,478)     (9,881,478)   (10,736,255)    (10,736,255)
-----------    ------------    -----------    ------------      ----------    ------------    -----------    ------------
    808,338         808,338     (1,614,579)     (1,614,579)     (1,456,010)     (1,456,010)     1,603,183       1,603,183
===========    ============    ===========    ============      ==========    ============    ===========    ============

    NOTES TO FINANCIAL STATEMENTS

                                                                                    ADVISOR CLASS
                                                                   FOR THE PERIOD                  FOR THE PERIOD
                                                                   JANUARY 1, 2001                 JANUARY 1, 2000
                                                                TO DECEMBER 31, 2001            TO DECEMBER 31, 2000
INTERNATIONAL VALUE                                            SHARES          AMOUNT          SHARES          AMOUNT
-------------------                                          -----------    ------------    ------------    -------------
  Sold                                                            10,877    $    105,206       6,821,117    $  76,070,250
  Issued on reinvestment of dividends                                 74             658             666            7,146
  Repurchased                                                    (30,252)       (290,488)     (6,990,394)     (78,326,959)
                                                             -----------    ------------    ------------    -------------
Net decrease                                                     (19,301)       (184,624)       (168,611)      (2,249,563)
                                                             ===========    ============    ============    =============
PACIFIC OPPORTUNITIES
---------------------
  Sold                                                            16,889         114,000          68,367          512,789
  Issued on reinvestment of dividends                                  -               -               2               17
  Repurchased                                                    (22,075)       (140,101)        (97,303)        (802,182)
  Issued on acquisition of Ivy Asia Pacific Fund                       -               -               -                -
                                                             -----------    ------------    ------------    -------------
Net decrease                                                      (5,186)        (26,101)        (28,934)        (289,376)
                                                             ===========    ============    ============    =============
GROWTH
------
  Sold                                                            13,685         169,233           6,948          154,793
  Issued on reinvestment of dividends                                 21             242           3,078           45,125
  Repurchased                                                    (12,107)       (148,106)         (5,846)        (134,127)
                                                             -----------    ------------    ------------    -------------
Net increase                                                       1,599          21,369           4,180           65,791
                                                             ===========    ============    ============    =============
US BLUE CHIP
------------
  Sold                                                            15,651         151,766          14,161          174,873
  Issued on reinvestment of dividends                                  -               -           1,528           16,062
  Repurchased                                                    (29,636)       (279,724)        (10,513)        (129,237)
  Issued on acquisition of Ivy Growth with Income Fund                 -               -          19,951          250,530
                                                             -----------    ------------    ------------    -------------
Net (decrease) increase                                          (13,985)       (127,958)         25,127          312,228
                                                             ===========    ============    ============    =============
US EMERGING GROWTH
------------------
  Sold                                                            12,721         298,722         700,148       29,794,575
  Issued on reinvestment of dividends                                  -               -           8,031          233,536
  Repurchased                                                    (29,054)       (685,415)       (673,277)     (28,105,796)
                                                             -----------    ------------    ------------    -------------
Net (decrease) increase                                          (16,333)       (386,693)         34,902        1,922,315
                                                             ===========    ============    ============    =============
BOND
----
  Sold                                                             9,742          79,018          15,252          121,678
  Issued on reinvestment of dividends                                914           7,391           1,690           13,587
  Repurchased                                                    (14,021)       (113,136)        (32,756)        (262,525)
                                                             -----------    ------------    ------------    -------------
Net decrease                                                      (3,365)        (26,727)        (15,814)        (127,260)
                                                             ===========    ============    ============    =============

    REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




To the Board of Trustees and
Shareholders of Ivy Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy Growth Fund, Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund, Ivy Bond Fund and Ivy Money Market Fund (constituting portfolios within Ivy Fund, hereafter referred to as the "Fund") at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 8, 2002

OFFICERS AND INTERESTED TRUSTEES

                                                                    TERM OF                      PRINCIPAL
                                            POSITION(S)           OFFICE AND                   OCCUPATION(S)
                                             HELD WITH             LENGTH OF                   DURING PAST 5
NAME, ADDRESS, AND AGE                         FUND             TIME SERVED(1)                     YEARS
James W. Broadfoot(2)                  Trustee and President        6 years        President & CIO-US Equities of IMI;
925 South Federal Hwy.                 of Ivy Fund                                 Director, Sr. VP of MIMI; Director of
Suite 600                                                                          IMDI; Director of IMSC.
Boca Raton, FL 33432
Age: 59
Keith J. Carlson(2)                    Trustee and Chairman         8 years        Director & Chairman of IMI; Director,
925 South Federal Hwy.                 of Ivy Fund                                 President & CEO of MIMI & IMDI;
Suite 600                                                                          Director, President & Chairman of
Boca Raton, FL 33432                                                               IMSC.
Age: 45
Paula Wolfe                            Secretary                    4 years        Compliance Manager of MIMI; Assistant
925 South Federal Hwy.                                                             Secretary of Ivy Fund; Secretary of
Suite 600                                                                          IMDI; Secretary of IMSC.
Boca Raton, FL 33432
Age: 40
Beverly J. Yanowitch                   Treasurer of Ivy Fund        1 year         VP, CFO and Treasurer of MIMI; VP and
925 South Federal Hwy.                                                             Treasurer of IMI; Sr. VP and Treasurer
Suite 600                                                                          of IMDI and IMSC.
Boca Raton, FL 33432
Age: 51


                                             NUMBER OF
                                            PORTFOLIOS
                                              IN FUND              OTHER
                                              COMPLEX          DIRECTORSHIPS
                                             OVERSEEN             HELD BY
NAME, ADDRESS, AND AGE                      BY TRUSTEE            TRUSTEE
James W. Broadfoot(2)                           16                  --
925 South Federal Hwy.
Suite 600
Boca Raton, FL 33432
Age: 59
Keith J. Carlson(2)                             16                  --
925 South Federal Hwy.
Suite 600
Boca Raton, FL 33432
Age: 45
Paula Wolfe                                     16                  --
925 South Federal Hwy.
Suite 600
Boca Raton, FL 33432
Age: 40
Beverly J. Yanowitch                            16                  --
925 South Federal Hwy.
Suite 600
Boca Raton, FL 33432
Age: 51

(1) Each Trustee and Officer serves an indefinite term, until he or she sooner dies, resigns, is removed, or becomes disqualified.
(2) Deemed to be an "interested person" of the Trust, as defined in the Investment Company Act of 1940, by virtue of his or her employment by MIMI or IMI.

Each fund's statement of additional information ("SAI") contains additional information about the Trustees and is available without charge, upon request, by calling 1-800-456-5111.

DISINTERESTED TRUSTEES

                                                                    TERM OF                      PRINCIPAL
                                            POSITION(S)           OFFICE AND                   OCCUPATION(S)
                                             HELD WITH             LENGTH OF                   DURING PAST 5
NAME, ADDRESS, AND AGE                         FUND             TIME SERVED(1)                     YEARS
John S. Anderegg, Jr.                  Trustee                     35 years        Chairman Emeritus, Dynamics Research
c/o Dynamics Research Corp.                                                        Corp; (Defense Contractor)
60 Concord Street
Wilmington, MA 01810
Age: 78
Stanley Channick                       Trustee                     27 years        Chairman, Scott Management Co;
20234 Valley Forge Circle                                                          President, The Channick Group;
King of Prussia, PA 19406                                                          President and CEO, The Whitestone
Age: 78                                                                            Corporation (Retired)(2)
Dr. Roy J. Glauber                     Trustee                     41 years        Professor Of Physics, Harvard
Lyman Lab of Physics                                                               University
Harvard University
Cambridge, MA 02138
Age: 76
Joseph G. Rosenthal                    Trustee                     10 years        Chartered Accountant. Rosenthal &
925 South Federal Hwy.                                                             Katkauskas (Accountants)
Suite 600
Boca Raton, FL 33432
Age: 67
Richard N. Silverman                   Trustee                     29 years        President, Van Leer USA (Retired)(3);
925 South Federal Hwy.                                                             President, Hysil (Retired)(4)
Suite 600
Boca Raton, FL 33432
Age: 78
James Brendan Swan                     Trustee                     10 years        President, Airspray International
925 South Federal Hwy.                                                             Inc.(5)
Suite 600
Boca Raton, FL 33432
Age: 71
Edward M. Tighe                        Trustee                      3 years        Chairman and CEO of JBE Technology
925 South Federal Hwy.                                                             Group Inc.(6) President of Global
Suite 600                                                                          Mutual Fund Services Inc.; President &
Boca Raton, FL 33432                                                               CEO of Global Technology Management,
Age: 59                                                                            Inc. (Retired)


                                             NUMBER OF
                                            PORTFOLIOS
                                              IN FUND              OTHER
                                              COMPLEX          DIRECTORSHIPS
                                             OVERSEEN             HELD BY
NAME, ADDRESS, AND AGE                      BY TRUSTEE            TRUSTEE
John S. Anderegg, Jr.                           16          --
c/o Dynamics Research Corp.
60 Concord Street
Wilmington, MA 01810
Age: 78
Stanley Channick                                16          --
20234 Valley Forge Circle
King of Prussia, PA 19406
Age: 78
Dr. Roy J. Glauber                              16          --
Lyman Lab of Physics
Harvard University
Cambridge, MA 02138
Age: 76
Joseph G. Rosenthal                             16          --
925 South Federal Hwy.
Suite 600
Boca Raton, FL 33432
Age: 67
Richard N. Silverman                            16          Trustee of Boston
925 South Federal Hwy.                                      Ballet, Member
Suite 600                                                   Charitable
Boca Raton, FL 33432                                        Foundation Board
Age: 78                                                     and Newton
                                                            Wellesley Hospital
James Brendan Swan                              16          --
925 South Federal Hwy.
Suite 600
Boca Raton, FL 33432
Age: 71
Edward M. Tighe                                 16          Director of
925 South Federal Hwy.                                      Hansberger
Suite 600                                                   Institutional Funds
Boca Raton, FL 33432                                        & Global Funds Ltd.
Age: 59

(1) Each Trustee and Officer serves an indefinite term, until he or she sooner dies, resigns, is removed, or becomes disqualified.
(2) Scott Management Co., The Channick Group and The Whitestone Corporation are consultants to insurance companies and agencies in the area of mass marketing and worksite payroll deduction marketing.
(3) Manufacturer of packing materials.
(4) Gift wrapping business.
(5) Manufacturer of aerosol dispensing systems.
(6) Telecommunications and computer network consulting.

Each fund's statement of additional information ("SAI") contains additional information about the Trustees and is available without charge, upon request, by calling 1-800-456-5111.

                                    [PHOTO]

Ivy International Growth Fund is managed by Ivy's international equities team. The following is an interview with Moira McLachlan, team leader and vice president at Ivy Management, Inc.

                                 LIPPER CATEGORY

                                  International


         "Going forward, we will continue our disciplined approach to growth investing, seeking out international companies that we feel can outperform the markets."


IVY INTERNATIONAL GROWTH FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING AT LEAST 65% OF ITS ASSETS IN EQUITY SECURITIES PRINCIPALLY TRADED IN EUROPEAN, PACIFIC AND LATIN AMERICAN MARKETS.

Q: MOIRA, HOW DID IVY INTERNATIONAL GROWTH FUND DO IN 2001?

A: For 2001, Ivy International Growth Fund returned -26.02%. The Fund underperformed its benchmark, the MSCI EAFE Growth Index, which returned -24.58%, and its peer group (as represented by the Lipper International Funds average), which returned -21.71%.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Holdings in the financial sector were the largest detractor from performance. In the first part of the year, the banking sector was hit hard as a slowdown in global growth made many investors anxious over non-performing loans. Then, following the terrorist attacks of September 11th, insurance companies bore the brunt of investor concerns, which focused on liability relating to terrorism. The Fund had approximately the same weighting in this sector as the benchmark did, but stock selection contributed to underperformance. Insurance holdings with exposure to World Trade Center-related clients and businesses were impacted the most.

Communications holdings also had a negative effect on performance. The Fund's slight overweight in this poorly performing sector, combined with a large concentration in European telecoms (which were perhaps the hardest hit in the global telecom sell-off) contributed to underperformance.

On the positive side, an underweight in electronic technology (a sector that is heavily represented in the MSCI EAFE Growth Index, and one that did poorly for most of the year) helped performance. In addition, our stock selection within this sector led the Fund to outperform the corresponding sector in the index. An increase in the Fund's semiconductor exposure toward the end of the year, particularly in Samsung Electronics and Taiwan Semiconductor, also had a positive effect.

Q: HOW WERE MARKET CONDITIONS DURING THE YEAR?

A: While 2001 was a difficult year for most styles of investing, it was particularly challenging for growth investors for most of the year. We saw a change in the fourth quarter as growth stocks rebounded on investor expectations of an economic recovery. However, this rebound did not compensate for global stock market underperformance in the first nine months of the year, and international growth stocks (as measured by the MSCI EAFE Growth Index) still ended the year in negative territory.

Q: WHAT ARE YOUR EXPECTATIONS FOR INTERNATIONAL MARKETS IN 2002?

A: We are very positive on Europe, a region that is now starting to feel the impact of monetary union, tax reform and increased economic integration. As a result, we remain overweight in the region, with a focus on Germany and France. We are less positive on Japan due to concerns over the long-term economic picture and the critical need for corporate restructuring. Japan is seemingly unable to restructure at the macro-economic and corporate level, a situation that is aggravated by weakening cyclical conditions. Accordingly, we continue to underweight the country. For global markets in general, we believe that coordinated monetary easing should bring improved conditions to world economies by the second half of the year.

Q: HOW DO YOU FORESEE THE ENVIRONMENT FOR GROWTH STOCKS GOING FORWARD?

A: We believe that markets will continue to shift between value and growths stocks until we see solid evidence of accelerating global growth. In the short-term, we feel that inventory rebuilding should lead to top-line earnings growth for many companies. But before we see solid leadership from growth stocks, we need to see evidence of earnings growth beyond inventory rebuilding. This will be challenging given the current lack of pricing power, which we believe may continue until the second half of the year. Going forward, we will continue our disciplined approach to growth investing, seeking out international companies that we feel can outperform the markets. We believe this strategy will have Ivy International Growth Fund well-positioned for the coming year.

---------------
Performance cited is for Advisor Class shares at net asset value. (The Fund has no A, B or C shares outstanding.) The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 12/31/01

                                                                                         SINCE
                                                   1 YEAR     5 YEARS     10 YEARS   INCEPTION
A SHARES          w/Reimb.& 5.75% sales charge       N/A         N/A         N/A         N/A
                  w/o Reimb.& 5.75% sales charge     N/A         N/A         N/A         N/A

B SHARES          w/Reimb.& w/ CDSC                  N/A         N/A         N/A         N/A
                  w/Reimb.& w/o CDSC                 N/A         N/A         N/A         N/A
                  w/o Reimb.& w/CDSC                 N/A         N/A         N/A         N/A
                  w/o Reimb.& w/o CDSC               N/A         N/A         N/A         N/A

C SHARES          w/Reimb.& w/ CDSC                  N/A         N/A         N/A         N/A
                  w/Reimb.& w/o CDSC                 N/A         N/A         N/A         N/A
                  w/o Reimb.& w/CDSC                 N/A         N/A         N/A         N/A
                  w/o Reimb.& w/o CDSC               N/A         N/A         N/A         N/A

ADVISOR SHARES    w/ Reimb.                       (26.02%)       N/A         N/A      (26.02%)
                  w/o Reimb.                      (42.88%)       N/A         N/A      (42.88%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Advisor Class commenced operations December 29, 2000. As of December 31, 2001, the Fund had no A, B or C shares outstanding.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Growth Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW


           Performance Comparison of the Fund Since Inception (12/00)
                             of a $10,000 Investment
                             (Advisor Class Shares)


                                    [GRAPH]

                                    IVY INTL GR ADV            EAFE GROWTH
                                    ---------------            -----------

NO SALES CHARGES ON ADVISOR SHARES

29-Dec-2000 ...................           10000                   10000
30-Jan-2001 ...................           10230                    9978
28-Feb-2001 ...................            9191                    8961
31-Mar-2001 ...................            8202                    8325
30-Apr-2001 ...................            8751                    8890
31-May-2001 ...................            8322                    8527
30-Jun-2001 ...................            7812                    8114
31-Jul-2001 ...................            7682                    7939
31-Aug-2001 ...................            7403                    7577
30-Sep-2001 ...................            6663                    6860
31-Oct-2001 ...................            6923                    7132
30-Nov-2001 ...................            7273                    7499
31-Dec-2001 ...................            7398                    7542


The Morgan Stanley Capital International (MSCI) EAFE Growth Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.


COUNTRY BREAKDOWN                                    12/31/01

                                       % of Total Investments
 1. United Kingdom                                         21%
 2. Japan                                                  16%
 3. France                                                 12%
 4. Netherlands                                            11%
 5. Switzerland                                             9%
 6. Germany                                                 8%
 7. Spain                                                   4%
 8. Finland                                                 4%
 9. Brazil                                                  4%
10. Other                                                  11%


SECTOR BREAKDOWN                                     12/31/01

                                        % of Total Net Assets
1. Consumer Discretionary                                  19%
2. Healthcare                                              17%
3. Information Technology                                  13%
4. Industrials                                             11%
5. Consumer Staples                                        10%
6. Financials                                              10%
7. Telecommunication Services                               8%
8. Materials                                                4%
9. Energy                                                   2%


TOP 10 HOLDINGS                                      12/31/01


Security                                % of Total Net Assets
 1. AstraZeneca PLC                                       4.6%
 2. Nestle SA                                             4.0%
 3. Nintendo Co., Ltd.                                    3.8%
 4. Sanofi-Synthelabo SA                                  3.6%
 5. Nokia Oyj                                             3.6%
 6. Embraer Brasileira de Aeronautica                     3.6%
 7. NTT DoCoMo, Inc.                                      3.2%
 8. Diageo plc                                            3.1%
 9. Bellsystem24, Inc.                                    3.0%
10. Koninklijke (Royal) Philips Elec.                     3.0%


The top 10 holdings and the country and sector breakdowns are as of 12/31/01 and may not be representative of the Fund's current or future investments.

IVY INTERNATIONAL GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001


           NAME OF SECURITY                                    SHARES         VALUE
           ----------------                                    ------         -----
EQUITY SECURITIES - 93.6%
EUROPE - 71.9%
FINLAND - 3.6%
Nokia Oyj                                                         518        $ 13,357
                                                                             --------

FRANCE - 11.6%
Aventis SA                                                        147          10,438
France Telecom SA                                                 136           5,437
Pinault-Printemps-Redoute SA                                       43           5,536
Sanofi-Synthelabo SA                                              180          13,430
Thomson Multimedia (a)                                            270           8,295
                                                                             --------
                                                                               43,136
                                                                             --------
GERMANY - 7.0%
Hugo Boss AG                                                      300           6,250
Medion AG                                                         200           8,102
Merck KGaA                                                        100           3,659
SAP AG                                                             62           8,127
                                                                             --------
                                                                               26,138
                                                                             --------
ITALY - 2.9%
IntesaBci S.p.A.                                                2,000           5,003
Mondadori (Arnoldo) Editora S.p.A.                                900           5,690
                                                                             --------
                                                                               10,693
                                                                             --------
NETHERLANDS - 9.8%
Aegon NV                                                          215           5,820
ING Groep NV                                                      203           5,177
Koninklijke (Royal) Philips Electronicas NV                       373          11,086
Koninklijke Ahold NV                                              190           5,529
TPG NV                                                            400           8,653
                                                                             --------
                                                                               36,265
                                                                             --------
NORWAY - 1.6%
Norsk Hydro ASA                                                   140           5,869
                                                                             --------
PORTUGAL - 1.4%
Brisa-Auto Estradas de Portugal, SA                             1,210           5,128
                                                                             --------
SPAIN - 3.9%
Amadeus Global Travel Distribution SA                             493           2,844
Prosegur, Compania de Seguridad SA                                422           5,689
Telefonica S.A. Sponsored ADR                                     150           6,012
                                                                             --------
                                                                               14,545
                                                                             --------
SWEDEN - 3.0%
Modern Times Group MTG AB (a)                                     500          11,011
                                                                             --------
SWITZERLAND - 7.9%
Nestle SA                                                          70          14,925
Novartis AG                                                       140           5,059
Serono SA                                                           5           4,364
Zurich Financial Services AG                                       22           5,161
                                                                             --------
                                                                               29,509
                                                                             --------


   The accompanying notes are an integral part of these financial statements.

IVY INTERNATIONAL GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001


           NAME OF SECURITY                                    SHARES         VALUE
           ----------------                                    ------         -----
UNITED KINGDOM - 19.2%
AstraZeneca plc                                                   380        $ 17,161
Diageo plc                                                      1,019          11,635
GlaxoSmithKline plc                                               341           8,546
HSBC Holdings plc                                                 717           8,400
Imperial Chemical Industries plc                                1,045           5,745
Rio Tinto plc                                                     375           7,177
Unilever plc                                                      736           5,999
Vodafone AirTouch plc                                           2,471           6,456
                                                                             --------
                                                                               71,119
                                                                             --------
FAR EAST - 18.1%
AUSTRALIA - 1.4%
ERG Limited                                                    17,964           5,058
                                                                             --------
HONG KONG - 1.9%
ASM Pacific Technology Limited                                  3,500           6,890
                                                                             --------
JAPAN - 14.8%
Bellsystem24, Inc.                                                 30          11,216
Mitsubishi Electric Corporation                                 1,000           3,868
Mitsubishi Estate Company, Limited                                500           3,659
Nikko Exchange Traded Index (a)                                    59           4,709
Nintendo Co., Ltd.                                                 80          14,009
NTT DoCoMo, Inc.                                                    1          11,750
Sharp Corporation                                                 500           5,849
                                                                             --------
                                                                               55,060
                                                                             --------
LATIN AMERICA - 3.6%
BRAZIL - 3.6%
Embraer Brasileira de Aeronautica S.A. (Embraer)                  600          13,278
                                                                             --------
TOTAL INVESTMENTS - 93.6%                                                    $347,055
  (Cost $337,910)
  (Cost on Federal income tax basis - $348,640)
OTHER ASSETS, LESS LIABILITIES - 6.4%                                          23,596
                                                                             --------
NET ASSETS - 100.0%                                                          $370,651
                                                                             ========

Other Information:
At December 31, 2001, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:

  Gross unrealized appreciation                                              $ 24,581
  Gross unrealized depreciation                                               (15,436)
                                                                             --------
          Net unrealized appreciation for financial statement purposes          9,145
  Less:  tax basis adjustments                                                (10,730)
                                                                             --------
          Net unrealized depreciation for Federal income tax purposes        $ (1,585)
                                                                             ========


Purchases and sale proceeds of securities other than short-term obligations aggregated $1,270,603 and $1,197,488, respectively, for the period ended December 31, 2001.


FORWARD FOREIGN CURRENCY CONTRACTS AT DECEMBER 31, 2001 WERE:

                                                                                 IN             NET
                                                    LOCAL          VALUE      EXCHANGE       UNREALIZED
                                                  CURRENCY       IN U.S. $   FOR U.S. $     APPRECIATION
                                                  --------       ---------   ----------     ------------
CONTRACTS TO SELL
CURRENCY
Japanese Yen - settlement date March 18, 2002     2,610,399        20,574       19,908          $ 666
                                                                                                =====



FOOTNOTES:
(a) Non-income producing security.
ADR - American Depository Receipt


   The accompanying notes are an integral part of these financial statements.

IVY INTERNATIONAL GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001


ASSETS
Investments, at value (identified cost - $337,910) ........................            $ 347,056
Cash ......................................................................               27,968
Receivables
  Dividends and Interest ..................................................                  404
  Manager for expense reimbursement .......................................               15,729
Unrealized appreciation on open forward foreign currency contracts ........                  666
Other assets ..............................................................                   30
                                                                                       ---------

  Total assets ............................................................              391,853
                                                                                       ---------

LIABILITIES
Payables
   Management fee .........................................................                  310
   Transfer agent fee .....................................................                   10
   Other payables to related parties ......................................                1,281
Accrued expenses ..........................................................               19,601
                                                                                       ---------

  Total liabilities .......................................................               21,202
                                                                                       ---------

NET ASSETS ................................................................            $ 370,651
                                                                                       =========

ADVISOR CLASS
Net asset value, offering price and redemption price per share
    ($370,651 / 51,273 shares outstanding) ................................            $    7.23
                                                                                       =========


NET ASSETS CONSIST OF
  Capital paid-in .........................................................            $ 520,967
  Accumulated net realized loss on investments and
    foreign currency transactions .........................................             (161,594)
  Undistributed net investment income .....................................                1,477
  Net unrealized appreciation on investments and
    foreign currency transactions .........................................                9,801
                                                                                       ---------

NET ASSETS ................................................................            $ 370,651
                                                                                       =========


   The accompanying notes are an integral part of the financial statements.

IVY INTERNATIONAL GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME
 Dividends, net of $860 foreign taxes withheld .............            $   7,131
  Interest .................................................                1,271
                                                                        ---------
                                                                            8,402
                                                                        ---------

EXPENSES
  Management fee ...........................................                5,080
  Transfer agent ...........................................                  360
  Administrative services fee ..............................                  508
  Custodian fees ...........................................               35,127
  Auditing and accounting fees .............................                9,501
  Amortization of deferred offering costs ..................               13,518
  Fund accounting ..........................................               18,013
  Trustees' fees ...........................................                4,725
  Legal ....................................................               44,850
  Other ....................................................                   17
                                                                        ---------
                                                                          131,699
  Expenses reimbursement by Manager ........................             (124,118)
                                                                        ---------
    Net expenses ...........................................                7,581
                                                                        ---------

NET INVESTMENT INCOME ......................................                  821
                                                                        ---------

NET REALIZED AND UNREALIZED (LOSS) GAIN ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investments and
     foreign currency transactions .........................             (165,918)
  Net change in unrealized appreciation on investments
    and foreign currency transactions ......................                9,299
                                                                        ---------

     Net loss on investments ...............................             (156,619)
                                                                        ---------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..........................................            $(155,798)
                                                                        =========


   The accompanying notes are an integral part of the financial statements.

IVY INTERNATIONAL GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                       FOR THE PERIOD
                                                                   FOR THE YEAR          DECEMBER 29
                                                                      ENDED           (COMMENCEMENT) TO
                                                                   DECEMBER 31,          DECEMBER 31,
                                                                   ------------       -----------------
                                                                       2001                 2000
                                                                   ------------       -----------------

(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income (loss) .............................        $     821             $     (41)
  Net realized loss on investments
     and foreign currency transactions .....................         (165,918)                   --
  Net change in unrealized appreciation on
    investments and foreign currency transactions ..........            9,299                   502
                                                                    ---------             ---------

       Net (decrease) increase resulting from operations ...         (155,798)                  461
                                                                    ---------             ---------

Advisor Class distributions
  Dividends from net investment income .....................           (8,620)                   --
                                                                    ---------             ---------

       Total distributions to Advisor Class shareholders ...           (8,620)                   --
                                                                    ---------             ---------

Fund share transactions (Note 3)
  Advisor Class ............................................           34,608               500,000
                                                                    ---------             ---------

      Net increase resulting from
         Fund share transactions ...........................           34,608               500,000
                                                                    ---------             ---------

TOTAL (DECREASE) INCREASE IN NET ASSETS ....................         (129,810)              500,461

NET ASSETS
  Beginning of period ......................................          500,461                    --
                                                                    ---------             ---------

NET ASSETS AT END OF PERIOD ................................        $ 370,651             $ 500,461
                                                                    =========             =========



UNDISTRIBUTED NET INVESTMENT INCOME ........................        $   1,477             $      --
                                                                    =========             =========


   The accompanying notes are an integral part of the financial statements.

IVY INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                                          FOR THE PERIOD
                                                       FOR THE YEAR      DECEMBER 29, 2000
                                                          ENDED           (COMMENCEMENT)
ADVISOR CLASS                                           DECEMBER 31,      TO DECEMBER 31,
                                                       -------------     ----------------
SELECTED PER SHARE DATA                                    2001               2000
                                                       -------------     ----------------

Net asset value, beginning of period ........            $ 10.01             $ 10.00
                                                         -------             -------

(Loss) income from investment operations
  Net investment income(a) ..................               0.02                  --
  Net (loss) gain on securities (both
    realized and unrealized) ................              (2.63)               0.01
                                                         -------             -------
Total from investment operations ............              (2.61)               0.01
                                                         -------             -------

Less distributions:
  Dividends
    From net investment income ..............               0.17                  --
                                                         -------             -------
      Total distributions ...................               0.17                  --
                                                         -------             -------

Net asset value, end of period ..............            $  7.23             $ 10.01
                                                         =======             =======


Total return (%)(b) .........................             (26.02)               0.10

Ratios and Supplemental Data
Net assets, end of period (in thousands) ....            $   371             $   500
Ratio of expenses to average
  net assets (%)
  With expense reimbursement (%) ............               1.50                1.50 (c)
  Without expense reimbursement (%) .........              26.08              443.30 (c)
Ratio of net investment income (loss) to
  average net assets (%)(a) .................               0.16               (1.50)(c)
Portfolio turnover rate (%) .................                252                  --


(a)      Net investment income is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c)      Annualized


   The accompanying notes are an integral part of the financial statements.

IVY INTERNATIONAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

Ivy International Growth Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION - Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the market on which the security is traded most extensively. If there were no sales on the market on which the security is traded most extensively and the security is traded on more than one market, or on one or more exchanges in the over-the-counter market, the market reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the market on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the calculated mean between the last bid and the last asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 2001, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH - The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 2001, the interest rate was 1.05%.

FEDERAL INCOME TAXES - The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily attributed to wash sales and non-deductible deferred offering costs. Accordingly, the character of distributions for tax purposes differ from those reflected in the accompanying financial statements.

Distributions of $8,620 during the year ended December 31, 2001 were characterized as ordinary income for tax purposes.

The tax-basis components of distributable earnings at December 31, 2001 were as follows:



         Unrealized appreciation                  $ 13,851
         Unrealized depreciation                   (15,436)
                                                  --------
         Net unrealized depreciation                (1,585)
                                                  ========

         Undistributed ordinary income               2,144

The Fund earned $7,991 in foreign source dividends that were subject to $768 in foreign withholding tax. The Fund intends to elect to pass through to the shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

The Fund has a net tax-basis capital loss carryover of $123,000 as of December 31, 2001 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date of 2009, whichever occurs first.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and realized gain, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:
(i) market value of securities and dividends and interest receivable are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political and economic instability.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

FORWARD FOREIGN CURRENCY CONTRACTS - Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Fund has committed to buy or sell are shown in the Schedule of Investments. These amounts represent the aggregate exposure to each foreign currency the Fund has acquired or hedged through forward foreign currency contracts at December 31, 2001. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily. The change in a contract's market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Fund's Statement of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

DEFERRED OFFERING COSTS - Offering costs are being amortized over a one year period beginning December 29, 2000, the date the Fund commenced operations. Offering costs have been paid by Mackenzie Investment Management Inc. ("MIMI") and will be reimbursed by the Fund.

2.       RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. For the year ended December 31, 2001 IMI limited the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.50% of the Fund's average net assets.

MIMI, of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. At December 31, 2001, MIMI owned 98% of the Fund's shares outstanding.

Effective June 30, 2001, PFPC Inc. ("PFPC") became the independent transfer and shareholder servicing agent. Prior to June 30, 2001, Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, was the transfer and shareholder servicing agent for the Fund. For those services, the Fund paid a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $185 are included in Transfer agent in the Statement of Operations.

3.       FUND SHARE TRANSACTIONS

Fund share transactions for Advisor Class were as follows:


                                                                                                FOR THE PERIOD FROM
                                                                                                  DECEMBER 29, 2000
                                                      FOR THE YEAR ENDED                          (COMMENCEMENT) TO
                                                       DECEMBER 31, 2001                          DECEMBER 31, 2000
                                                 -----------------------------                ----------------------------
ADVISOR CLASS                                    SHARES               AMOUNT                  SHARES              AMOUNT
-------------                                    -------             ---------                ------             ---------

Sold                                              24,567             $ 200,498                50,001             $ 500,010
Issued on reinvestment of dividends                1,216                 8,620                    --                    --
Repurchased                                      (24,510)             (174,510)                   (1)                  (10)
                                                  ------             ---------                ------             ---------
Net Increase                                       1,273             $  34,608                50,000             $ 500,000
                                                  ======             =========                ======             =========